UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22123

Nuveen Municipal High Income Opportunity Fund 2
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant's telephone number, including area code: (312) 917-7700

Date of fiscal year end: October 31

Date of reporting period: October 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

Nuveen Investments Municipal Closed-End Funds

It's not what you earn, it's what you keep.®

Annual Report
October 31, 2012

Nuveen Investment Quality Municipal Fund, Inc.
NQM

Nuveen Select Quality Municipal Fund, Inc.
NQS

Nuveen Quality Income Municipal Fund, Inc.
NQU

Nuveen Premier Municipal Income Fund, Inc.
NPF

Nuveen Municipal High Income Opportunity Fund
NMZ

Nuveen Municipal High Income Opportunity Fund 2
NMD

October

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Table of Contents

Chairman’s Letter to Shareholders	4

Portfolio Managers’ Comments	5

Fund Leverage and Other Information	12

Common Share Dividend and Price Information	15

Performance Overviews	17

Shareholder Meeting Report	23

Report of Independent Registered Public Accounting Firm	25

Portfolios of Investments	26

Statement of Assets and Liabilities	102

Statement of Operations	104

Statement of Changes in Net Assets	106

Statement of Cash Flows	109

Financial Highlights	112

Notes to Financial Statements	120

Annual Investment Management Agreement Approval Process	135

Board Members and Officers	145

Reinvest Automatically, Easily and Conveniently	150

Glossary of Terms Used in this Report	152

Additional Fund Information	155

Chairman’s
Letter to Shareholders

Dear Shareholders,

Investors have many reasons to remain cautious. The challenges in the Euro area continue to cast a shadow over global economies and financial markets. The political support for addressing fiscal issues is eroding as the economic and social impacts become more visible. Despite strong action by the European Central Bank, member nations appear unwilling to surrender sufficient sovereignty to unify the Euro area financial system or strengthen its banks. The gains made in reducing deficits, and the hard-won progress on winning popular acceptance of the need for economic austerity, are at risk. To their credit, European political leaders press on to find compromise solutions, but there is increasing concern that time is running out.

In the U.S., the extended period of increasing corporate earnings that enabled the equity markets to withstand the downward pressures coming from weakening job creation and slower economic growth appears to be coming to an end. The Fed remains committed to low interest rates and announced a third phase of quantitative easing (QE3) scheduled to continue until mid-2015. The recent election results have removed a major element of uncertainty in the U.S. political picture, but it remains to be seen whether the outcome will reduce the highly partisan atmosphere in Congress and enable progress on the many pressing fiscal and budgetary issues that must be resolved in the coming months.

During the last twelve months, U.S. investors have experienced a solid recovery in the domestic equity markets with increasing volatility as the “fiscal cliff” approaches. The experienced investment teams at Nuveen keep their eye on a longer time horizon and use their practiced investment disciplines to negotiate through market peaks and valleys to achieve long-term goals for investors. Experienced professionals pursue investments that will weather short-term volatility and at the same time, seek opportunities that are created by markets that overreact to negative developments. Monitoring this process is an important consideration for the Fund Board as it oversees your Nuveen Fund on your behalf.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner
Chairman of the Board
December 20, 2012

4	Nuveen Investments

Portfolio Managers’ Comments

Nuveen Investment Quality Municipal Fund, Inc. (NQM)
Nuveen Select Quality Municipal Fund, Inc. (NQS)
Nuveen Quality Income Municipal Fund, Inc. (NQU)
Nuveen Premier Municipal Income Fund, Inc. (NPF)
Nuveen Municipal High Income Opportunity Fund (NMZ)
Nuveen Municipal High Income Opportunity Fund 2 (NMD)

Portfolio managers Chris Drahn, Tom Spalding, Daniel Close and John Miller discuss U.S. economic and municipal market conditions, key investment strategies and the twelvemonth performance of these six national Funds. Chris assumed portfolio management responsibility for NQM in January 2011, Tom has managed NQS and NQU since 2003, Dan assumed portfolio management responsibility for NPF in January 2011 and John has managed NMZ since its inception in 2003 and has been involved in the management of NMD since its inception in 2007. He assumed full portfolio management responsibility for NMD in 2010.

What factors affected the U.S. economy and municipal market during the twelve-month reporting period ended October 31, 2012?

During this period, the U.S. economy’s progress toward recovery from recession continued at a moderate pace. The Federal Reserve (Fed) maintained its efforts to improve the overall economic environment by holding the benchmark fed funds rate at the record low level of zero to 0.25% that it established in December 2008. Subsequent to the reporting period, the central bank decided during its December 2012 meeting to keep the fed funds rate at “exceptionally low levels” until either the unemployment rate reaches 6.5% or expected inflation goes above 2.5%. The Fed also affirmed its decision, announced in September 2012, to purchase $40 billion of mortgage-backed securities each month in an effort to stimulate the housing market. In addition to this new, open-ended stimulus program, the Fed plans to continue its program to extend the average maturity of its holdings of U.S. Treasury securities through the end of December 2012. The goals of these actions, which together will increase the Fed’s holdings of longer term securities by approximately $85 billion a month through the end of the year, are to put downward pressure on longer term interest rates, make broader financial conditions more accommodative and support a stronger economic recovery as well as continued progress toward the Fed’s mandates of maximum employment and price stability.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investor Services, Inc., or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Nuveen Investments	5

In the third quarter 2012, the U.S. economy, as measured by the U.S. gross domestic product (GDP), grew at an annualized rate of 2.7%, up from 1.3% in the second quarter, marking 13 consecutive quarters of positive growth. The Consumer Price Index (CPI) rose 2.2% year-over-year as of October 2012, while the core CPI (which excludes food and energy) increased 2.0% during the period, staying just within the Fed’s unofficial objective of 2.0% or lower for this inflation measure. As of November 2012 (subsequent to this reporting period), the national unemployment rate was 7.7%, the lowest unemployment rate since December 2008 and below the 8.7% level recorded in November 2011. The slight decrease in unemployment from 7.9% in October 2012 was primarily due to workers who are no longer counted as part of the workforce. The housing market, long a major weak spot in the economic recovery, showed signs of improvement, with the average home price in the S&P/Case-Shiller Index of 20 major metropolitan areas rising 3.0% for the twelve months ended September 2012 (most recent data available at the time this report was prepared). This marked the largest annual percentage gain for the index since July 2010, although housing prices continued to be off approximately 30% from their mid-2006 peak. The outlook for the U.S. economy remained clouded by uncertainty about global financial markets as well as the impending “fiscal cliff,” the combination of tax increases and spending cuts scheduled to take effect beginning January 2013 and their potential impact on the economy.

Municipal bond prices generally rallied during this period, as strong demand and tight supply combined to create favorable market conditions for municipal bonds. Although the total volume of tax-exempt supply improved over that of the same period a year earlier, the issuance pattern remained light compared with long-term historical trends, and new money issuance was relatively flat. This supply/demand dynamic served as a key driver of performance. Concurrent with rising prices, yields continued to decline across most maturities, especially at the longer end of the municipal yield curve and the curve flattened. In addition to the lingering effects of the Build America Bonds (BAB) program, which expired at the end of 2010 but impacted issuance well into 2012, the low level of municipal issuance reflected the current political distaste for additional borrowing by state and local governments facing fiscal constraints and the prevalent atmosphere of municipal budget austerity. During this period, we saw an increased number of borrowers come to market seeking to take advantage of the low rate environment through refunding activity, with approximately 60% of municipal paper issued by borrowers that were calling existing debt and refinancing at lower rates.

Over the twelve months ended October 31, 2012, municipal bond issuance nationwide totaled $379.6 billion, an increase of 18.6% over the issuance for the twelve-month period ended October 31, 2011. As previously discussed, the majority of this increase was attributable to refunding issues, rather than new money issuance. During this period, demand for municipal bonds remained consistently strong, especially from individual investors (as evidenced in part by flows into mutual funds) and also from banks and crossover buyers such as hedge funds.

6	Nuveen Investments

What key strategies were used to manage these Funds during the twelve-month reporting period ended October 31, 2012?

In an environment characterized by tight supply, strong demand and lower yields, we continued to take a bottom-up approach to discovering sectors that appeared undervalued as well as individual credits that had the potential to perform well over the long term. During this period, NQM, NQS, NQU and NPF generally found value in broad based essential services bonds backed by taxes or other revenues. NQS and NQU added health care bonds and took advantage of attractive valuation levels to purchase tobacco credits, which resulted in a slight increase in our allocations of these bonds. NPF and NQM also bought health care, dedicated tax bonds, local general obligation (GO) credits, water and sewer and tollway bonds.

In NMZ and NMD, our purchases largely focused on areas such as health care, community development districts (CDDs) and charter schools as well as a few special turnaround situations, that is, individual credits that we believed offered stability and appreciation potential at exceptionally attractive and compelling prices and yields, especially in relation to their underlying credit quality. Some examples of our purchases during this period included bonds issued for Cardinal Health System, Indiana, in NMD; Mariposa East Public Improvement District, New Mexico, in NMZ; Ave Maria CDD, Florida, in NMD; Renaissance Charter School, Florida, in NMZ and Carden Traditional Schools, Arizona, in NMD. Both Funds also purchased bonds issued by the Illinois Finance Authority for the Fullerton Village Project at DePaul University, Chicago. We purchased these student housing revenue bonds at a deep discount based on our belief that the recovery demonstrated by this dorm project over the past three years will continue.

In general during this period, all of the Funds emphasized bonds with longer maturities. This enabled us to take advantage of more attractive yields at the longer end of the municipal yield curve and also provided some protection for the Funds’ duration and yield curve positioning. In terms of quality, NQM and NPF did purchase lower rated bonds when we found attractive opportunities, as we believed these bonds continued to offer relative value. NQS and NQU generally focused on higher quality bonds with the goal of positioning these two Funds slightly more defensively. NMZ and NMD entered this period with allocation levels below the 50% maximum allowable in non-rated and sub-investment grade bonds and we continued to invest in these categories during the period. Our opportunities to purchase bonds with longer maturities and lower credit quality were somewhat constrained during this period by the structure of bonds typically issued as part of refinancing deals, which tend to be characterized by shorter maturities and higher credit quality.

We also took advantage of short-term opportunities created by the supply/demand dynamics in the municipal market. While demand for tax-exempt paper remained consistently strong throughout the period, supply fluctuated widely. We found that

Nuveen Investments	7

periods of substantial supply provided good short-term buying opportunities not only because of the increased number of issues available, but also because some investors became more hesitant in their buying as supply grew, causing spreads to widen temporarily. At times when supply was more plentiful, we were proactive in focusing on anticipating cash flows from bond calls and maturing bonds and closely monitored opportunities for reinvestment.

Cash for new purchases during this period was generated primarily by the proceeds from an increased number of bond calls resulting from the growth in refinancings. During this period, we worked to redeploy these proceeds as well as those from maturing bonds to keep the Funds as fully invested as possible. In NPF, we also sold selected pre-refunded bonds to generate additional cash. Overall, selling was relatively limited because the bonds in our portfolios generally offered higher yields than those available in the current marketplace.

As of October 31, 2012, all six of these Funds continued to use inverse floating rate securities. We employ inverse floaters for a variety of reasons, including duration management, income enhancement and total return enhancement. As part of our duration management strategies, NMZ and NMD also made moderate use of interest rate swaps and forward interest rate swaps to reduce price volatility risk to movements in U.S. interest rates relative to the Funds’ benchmark. During this period, interest rates declined and therefore these swaps had a mildly negative impact on performance. These swaps remained in place at period end.

How did the Funds perform during the twelve-month reporting period ended October 31, 2012?

Individual results for these Funds, as well as relevant index and peer group information, are presented in the accompanying table.

Average Annual Total Returns on Common Share Net Asset Value
For periods ended 10/31/12

Fund	1-Year	5-Year	10-Year
NQM	18.37%	8.46%	7.02%
NQS	19.50%	8.37%	7.36%
NQU	19.63%	7.96%	7.15%
NPF	14.98%	7.14%	6.26%
S&P Municipal Bond Index*	9.56%	5.83%	5.35%
Lipper General & Insured Leveraged Municipal Debt Funds Classification Average*	18.77%	7.73%	6.99%
NMZ	24.55%	6.23%	N/A
NMD	24.56%	N/A	N/A
S&P Municipal Bond High Yield Index*	17.01%	5.38%	7.20%
Lipper High-Yield Municipal Debt Funds Classification Average*	20.08%	6.80%	6.87%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the Performance Overview page for your Fund in this report.

*	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

8	Nuveen Investments

For the twelve months ended October 31, 2012, the total returns on common share net asset value (NAV) for NQM, NQS, NQU and NPF exceeded the return for the S&P Municipal Bond Index. NQS and NQU outperformed the average return for the Lipper General & Insured Leveraged Municipal Debt Funds Classification Average and NQM and NPF lagged this Lipper average. For the same period, NMZ and NMD outperformed the return for the S&P Municipal Bond High Yield Index as well as the average return for the Lipper High-Yield Municipal Debt Funds Classification Average.

Key management factors that influenced the Funds’ returns during this period included duration and yield curve positioning, the use of derivatives in NMZ and NMD, credit exposure and sector allocation. In addition, the use of regulatory leverage was an important positive factor affecting the Funds’ performance over this period. Leverage is discussed in more detail later in this report.

In an environment of declining rates and a flattening yield curve, municipal bonds with longer maturities generally outperformed those with shorter maturities during this period. Overall, credits at the longest end of the municipal yield curve posted the strongest returns, while bonds at the shortest end produced the weakest results. For this period, duration and yield curve positioning was a major positive contributor to the performance of these Funds, with the net impact varying according to each Fund’s individual weightings along the yield curve. Overall, NQU, NMZ and NMD were the most advantageously positioned in terms of duration and yield curve during this period. All of the Funds benefited from their holdings of long duration bonds, many of which had zero percent coupons, which generally outperformed the market. This was especially true in NQM, NQS and NQU, all of which were overweight in zero coupon bonds. While the Funds were overweight in the longer parts of the yield curve that performed well, NPF also was overweight in bonds with shorter maturities, particularly pre-refunded bonds, which constrained its participation in the market rally.

Although both NMZ and NMD benefited from their longer durations, these Funds used interest rate swaps and forward interest rate swaps to reduce duration and moderate interest rate risk. Because the interest rate swaps were used to hedge against a potential rise in interest rates, the swaps performed poorly as interest rates fell, negatively impacting the Funds’ total return performance for the period. This was offset by the Funds’ overall duration and yield curve positioning and the strong performance of their municipal bond holdings.

Credit exposure was another important factor in the Funds’ performance during these twelve months, as lower quality bonds generally outperformed higher quality bonds. This outperformance was due in part to the greater demand for lower rated bonds as investors looked for investment vehicles offering higher yields. As investors became more comfortable taking on additional investment risk, credit spreads, or the difference in yield spreads between U.S. Treasury securities and comparable investments such as municipal bonds, narrowed through a variety of rating categories. As a result of this spread compression, all of these Funds benefited from their holdings of lower rated

Nuveen Investments	9

credits. Both NMZ and NMD had heavy weightings in credits rated BBB or lower as well as non-rated bonds, which also generally performed well. For the period, NPF had the heaviest weighting of bonds rated AAA and the smallest weighting of BBB bonds, which detracted from its performance.

During this period, revenue bonds as a whole outperformed the general municipal market. Holdings that generally made positive contributions to the Funds’ returns included health care (together with hospitals), transportation (especially toll roads), education and water and sewer bonds. All of these Funds had strong weightings in health care, which added to their performance, although NPF’s allocation to this sector was smaller than that of the other five Funds. Tobacco credits backed by the 1998 master tobacco settlement agreement also performed extremely well, helped in part by their longer effective durations. These bonds also benefited from market developments, including increased demand for higher yielding investments by investors who had become less risk averse. In addition, based on recent data showing that cigarette sales had fallen less steeply than anticipated, the 46 states participating in the agreement stand to receive increased payments from the tobacco companies. As of October 31, 2012, NQM, NPF and especially NQS and NQU were overweight in tobacco bonds, which benefited their performance as tobacco credits rallied. Although NMZ and NMD were underexposed to the tobacco sector relative to the S&P Municipal Bond High Yield index, their weightings were strong enough to make a substantial positive contribution to performance.

In addition to a focus on health care, NMZ and NMD emphasized bonds in the real estate sector, including CDDs and charter school subsectors of the high yield segment of the municipal market. During this period, these Funds were rewarded with strong performance from CDD holdings including Pine Island, Beacon Lakes and Westchester, all in Florida, as they experienced growth in assessed property valuations and debt service coverage. NMZ also benefited from improvement in its holding of bonds issued for the conference center project in downtown Vancouver, Washington. Both Funds have relatively modest exposures to American Airlines facilities in several locations. While the airline filed for bankruptcy in November 2011, these holdings were deemed to be secured interests, which are backed by security interests in property and take precedence over unsecured claims and they performed well for the Funds.

In contrast, pre-refunded bonds, which are often backed by U.S. Treasury securities, were the poorest performing market segment during this period. The underperfor-mance of these bonds can be attributed primarily to their shorter effective maturities and higher credit quality. As of October 31, 2012, NPF held the heaviest weighting of pre-refunded bonds, which detracted from its performance during this period. As higher quality credits with shorter durations, pre-refunded bonds generally do not fit the profiles of longer term, higher yielding Funds such as NMZ and NMD, and these two Funds had negligible exposure to pre-refunded bonds. GO bonds and housing and utilities (e.g., resource recovery, public power) credits also lagged the performance of the general municipal market for this period. These Funds tended to have relatively lighter exposures to GOs, which lessened the impact of these holdings.

10	Nuveen Investments

NMZ and NMD also were impacted by a few small, isolated credit disappointments. In NMZ, these included the Southgate Suites Hotel project in New Orleans, Northern Berkshire Community Services bonds issued by the Massachusetts Health and Educational Facilities Authority and the EnerTech Regional Biosolids project in California. NMD also held the Southgate project bonds as well as credits issued for the Roberts Hotel project in Jackson, Mississippi. We continued to own these securities because we have seen some recent improvements in performance, and we believed their further downside risk was limited. Overall, the impact of these distressed holdings was minimized by the Funds’ duration and yield curve positioning, credit allocations, and the strong performance of their other holdings.

APPROVED FUND REORGANIZATION

On December 13, 2012, (subsequent to the close of this reporting period), the reorganization of NMD into NMZ was approved by each Fund’s Board of Trustees. The reorganization is intended to create a single larger national Fund, which would potentially offer shareholders the following benefits:

•	Lower Fund expense ratios (excluding the effects of leverage), as fixed costs are spread over a larger asset base;

•	Enhanced secondary market trading, as larger Funds potentially make it easier for investors to buy and sell Fund shares;

•	Lower per share trading costs through reduced bid/ask spreads due to a larger common share float; and

•	Increased Fund flexibility in managing the structure and cost of leverage over time.

If shareholders approve the reorganization, and upon the closing of the reorganization, NMD will transfer its assets to NMZ in exchange for common shares of NMZ, and the assumption by NMZ of the liabilities of NMD. NMD will then be liquidated, dissolved and terminated in accordance with its Declaration of Trust. In addition, shareholders of NMD will become shareholders of NMZ. Holders of common shares will receive newly issued common shares of NMZ, the aggregate net asset value of which will be equal to the aggregate net asset value of the common shares of NMD held immediately prior to the reorganization (including for this purpose fractional NMZ shares to which shareholders would be entitled). Fractional shares will be sold on the open market and shareholders will receive cash in lieu of such fractional shares.

Nuveen Investments	11

Fund Leverage and
Other Information

IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the returns of all these Funds relative to the comparative indexes was the Funds’ use of leverage. The Funds use leverage because their managers believe that, over time, leveraging provides opportunities for additional income and total return for common shareholders. However, use of leverage also can expose common shareholders to additional volatility. For example, as the prices of securities held by a Fund decline, the negative impact of these valuation changes on common share net asset value and common shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance common share returns during periods when the prices of securities held by a Fund generally are rising. Leverage made a positive contribution to the performance of these Funds over this reporting period.

THE FUNDS’ REGULATORY LEVERAGE

As of October 31, 2012, the following Funds have issued and outstanding Variable Rate Demand Preferred (VRDP) Shares as shown in the accompanying table.

VRDP Shares

VRDP Shares Issued
Fund	at Liquidation Value
NQM	$211,800,000
NQS	$252,500,000
NQU	$388,400,000
NPF	$127,700,000

(Refer to Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies for further details on VRDP Shares.)

Bank Borrowings
NMZ and NMD employ regulatory leverage through the use of bank borrowings. (Refer to Notes to Financial Statements, Footnote 8 — Borrowings Arrangements for further details on each Fund’s bank borrowings.)

12	Nuveen Investments

SUBSEQUENT LEVERAGING EVENTS

On December 21, 2012, subsequent to the close of this reporting period, both NMZ and NMD terminated their borrowings with the custodian bank and paid the full outstanding balance, including accrued interest and fees.

In conjunction with terminating these borrowings, NMZ and NMD issued $51 million and $36 million ($100,000 liquidation value per share) of Variable Rate MuniFund Term Preferred (VMTP) Shares, respectively, as a new form of leverage. Proceeds from the issuance of VMTP Shares were used to pay each Fund’s outstanding balance on its borrowings as described above. VMTP Shares were offered only to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933. VMTP Shares pay dividends weekly and will be set at a fixed spread to the Securities Industry and Financial Markets Association Municipal Swap Index (SIFMA).

RISK CONSIDERATIONS

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation. Past performance is no guarantee of future results. Fund common shares are subject to a variety of risks, including:

Investment and Market Risk. An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in common shares represents an indirect investment in the municipal securities owned by the Fund, which generally trade in the over-the-counter markets. Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Price Risk. Shares of closed-end investment companies like these Funds frequently trade at a discount to their NAV. Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Leverage Risk. Each Fund’s use of leverage creates the possibility of higher volatility for the Fund’s per share NAV, market price, distributions and returns. There is no assurance that a Fund’s leveraging strategy will be successful.

Issuer Credit Risk. This is the risk that a security in a Fund’s portfolio will fail to make dividend or interest payments when due.

Nuveen Investments	13

Credit Risk. An issuer of a bond held by a Fund may be unable to make interest and principal payments when due. A failure by the issuer to make such payments is called a “default”. A default can cause the price of the issuer’s bonds to plummet. Even if the issuer does not default, the prices of its bonds can fall if the market perceives that the risk of default is increasing.

Low-Quality Bond Risk. NMZ and NMD concentrate a large portion of their investments in low-quality municipal bonds (sometimes called “junk bonds”), which have greater credit risk and generally are less liquid and have more volatile prices than higher quality securities.

Interest Rate Risk. Fixed-income securities such as bonds, preferred, convertible and other debt securities will decline in value if market interest rates rise.

Derivatives Risk. The Funds may use derivative instruments which involve a high degree of financial risk, including the risk that the loss on a derivative may be greater than the principal amount invested.

Inverse Floater Risk. The Funds may invest in inverse floaters. Due to their leveraged nature, these investments can greatly increase a Fund’s exposure to interest rate risk and credit risk. In addition, investments in inverse floaters involve the risk that the Fund could lose more than its original principal investment.

Reinvestment Risk. If market interest rates decline, income earned from a Fund’s portfolio may be reinvested at rates below that of the original bond that generated the income.

Call Risk or Prepayment Risk. Issuers may exercise their option to prepay principal earlier than scheduled, forcing a Fund to reinvest in lower-yielding securities.

Tax Risk. The tax treatment of Fund distributions may be affected by new IRS interpretations of the Internal Revenue Code and future changes in tax laws and regulations.

Below-Investment Grade Risk. Investments in securities below investment grade quality are predominantly speculative and subject to greater volatility and risk of default.

14	Nuveen Investments

Common Share Dividend
and Price Information

DIVIDEND INFORMATION

During the twelve-month reporting period ended October 31, 2012, the monthly dividends of NQM, NMZ and NMD remained stable throughout the period, while the dividends of NQS, NQU and NPF were each reduced once during the period.

Due to normal portfolio activity, common shareholders of the following Funds received capital gains or net ordinary income distributions in December 2011 as follows:

		Short-Term Capital Gains
	Long-Term Capital Gains	and/or Ordinary Income
Fund	(per share)	(per share)
NQS	$0.0759	—
NQU	$0.0335	—
NMZ	—	$0.0231
NMD	—	$0.0035

All of the Funds in this report seek to pay stable dividends at rates that reflect each Fund’s past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund’s NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of October 31, 2012, all of the Funds in this report had positive UNII balances for both tax and financial reporting purposes.

COMMON SHARE REPURCHASES AND PRICE INFORMATION

As of October 31, 2012, and since the inception of the Funds’ repurchase programs, NPF has cumulatively repurchased and retired its outstanding common shares as shown in the accompanying table. Since the inception of the Funds’ repurchase programs, NQM, NQS, NQU, NMZ and NMD have not repurchased any of their outstanding common shares.

	Common Shares	% of Outstanding
Fund	Repurchased and Retired	Common Shares
NPF	202,500	1.0%

During the twelve-month reporting period, NPF did not repurchase any of its outstanding common shares.

Nuveen Investments	15

As of October 31, 2012, and during the twelve-month reporting period, the Funds’ common share prices were trading at (+) premiums and/or (-) discounts to their common share NAVs as shown in the accompanying table.

	10/31/12	Twelve-Month Average
Fund	(+)Premium/(-)Discount	(+)Premium/(-)Discount
NQM	(+)0.24%	(+)0.04%
NQS	(+)2.89%	(+)1.90%
NQU	(-)2.11%	(-)1.69%
NPF	(-)1.21%	(-)2.11%
NMZ	(+)5.72%	(+)3.51%
NMD	(+)0.46%	(+)0.16%

SHELF EQUITY PROGRAMS

NQS, NMZ and NMD have each filed registration statements with the Securities and Exchange Commission (SEC) authorizing the Funds to issue additional common shares, through an equity shelf offering program. Under these equity shelf programs, the Funds, subject to market conditions, may raise additional capital from time to time in varying amounts and offering methods at a net price at or above each Fund’s NAV per common share.

As of October 31, 2012, NQS, NMZ and NMD had cumulatively sold 490,341, 5,953,081 and 2,302,664 common shares, respectively, through their shelf equity programs.

During the twelve-month reporting period, NQS, NMZ and NMD sold common shares through their shelf equity programs at a weighted average premium to NAV per common share as shown in the accompanying table.

	Common Shares	Weighted Average
	Sold through	Premium to NAV
Fund	Shelf Offering	Per Share Sold
NQS	490,341	1.71%
NMZ	2,004,701	4.05%
NMD	702,445	1.81%

On October 29, 2012, NQM filed a preliminary prospectus with the SEC for an equity shelf offering, pursuant to which the Fund may issue additional common shares. New common shares of NQM will not be sold until the registration statement is effective.

(Refer to Notes to Financial Statements, Footnote 1 - General Information and Significant Accounting Policies for further details on the Funds’ Shelf Equity Programs.)

16	Nuveen Investments

NQM	Nuveen Investment
Performance	Quality Municipal
OVERVIEW	Fund, Inc.
as of October 31, 2012

Fund Snapshot
Common Share Price	$16.64
Common Share Net Asset Value (NAV)	$16.60
Premium/(Discount) to NAV	0.24%
Market Yield	6.06%
Taxable-Equivalent Yield1	8.42%
Net Assets Applicable to Common Shares ($000)	$596,684

Leverage
Regulatory Leverage	26.20%
Effective Leverage	34.15%

Average Annual Total Returns
(Inception 6/21/90)
	On Share Price	On NAV
1-Year	21.61%	18.37%
5-Year	10.53%	8.46%
10-Year	7.77%	7.02%

States3
(as a % of total investments)
California	17.2%
New York	10.2%
Texas	8.0%
Illinois	8.0%
Florida	5.6%
District of Columbia	4.1%
Colorado	3.4%
Ohio	3.2%
Pennsylvania	2.5%
Michigan	2.5%
Minnesota	2.4%
Tennessee	2.3%
Arizona	2.2%
Wisconsin	2.1%
Massachusetts	2.0%
New Jersey	1.7%
Nebraska	1.6%
Puerto Rico	1.6%
Missouri	1.5%
South Carolina	1.4%
Georgia	1.4%
Louisiana	1.3%
Other	13.8%

Portfolio Composition3
(as a % of total investments)
Health Care	21.4%
Tax Obligation/Limited	17.3%
Transportation	11.2%
U.S. Guaranteed	10.1%
Tax Obligation/General	9.4%
Education and Civic Organizations	8.7%
Water and Sewer	8.4%
Utilities	5.9%
Other	7.6%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

3	Holdings are subject to change.

Nuveen Investments	17

NQS	Nuveen Select
Performance	Quality Municipal
OVERVIEW	Fund, Inc.
as of October 31, 2012

Fund Snapshot
Common Share Price	$16.40
Common Share Net Asset Value (NAV)	$15.94
Premium/(Discount) to NAV	2.89%
Market Yield	5.85%
Taxable-Equivalent Yield1	8.13%
Net Assets Applicable to Common Shares ($000)	$557,646

Leverage
Regulatory Leverage	31.18%
Effective Leverage	35.81%

Average Annual Total Returns
(Inception 3/21/91)
	On Share Price	On NAV
1-Year	20.32%	19.50%
5-Year	9.19%	8.37%
10-Year	8.26%	7.36%

States3
(as a % of total investments)
Texas	13.4%
Illinois	12.0%
California	9.1%
Michigan	5.8%
Ohio	4.8%
Colorado	4.4%
South Carolina	3.9%
Florida	3.4%
Arizona	3.1%
Tennessee	2.9%
Pennsylvania	2.7%
Puerto Rico	2.6%
New Jersey	2.6%
Nevada	2.1%
New York	2.1%
Massachusetts	2.0%
District of Columbia	1.9%
Indiana	1.9%
Virginia	1.8%
Missouri	1.7%
Washington	1.6%
Other	14.2%

Portfolio Composition3
(as a % of total investments)
Health Care	22.5%
Tax Obligation/General	16.5%
Tax Obligation/Limited	16.0%
Transportation	10.8%
U.S. Guaranteed	9.0%
Consumer Staples	7.5%
Utilities	6.3%
Other	11.4%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S.Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

3	Holdings are subject to change.
4	The Fund paid shareholders a capital gains distribution in December 2011 of $0.0759 per share.

18	Nuveen Investments

NQU	Nuveen Quality
Performance	Income Municipal
OVERVIEW	Fund, Inc.
as of October 31, 2012

Fund Snapshot
Common Share Price	$15.81
Common Share Net Asset Value (NAV)	$16.15
Premium/(Discount) to NAV	-2.11%
Market Yield	5.62%
Taxable-Equivalent Yield1	7.81%
Net Assets Applicable to Common Shares ($000)	$878,070

Leverage
Regulatory Leverage	30.67%
Effective Leverage	34.55%

Average Annual Total Returns
(Inception 6/19/91)
	On Share Price	On NAV
1-Year	21.16%	19.63%
5-Year	9.73%	7.96%
10-Year	7.68%	7.15%

States3
(as a % of total investments)
California	16.2%
Illinois	9.7%
Texas	7.0%
New York	5.7%
Puerto Rico	5.7%
Colorado	4.5%
Ohio	4.3%
Michigan	4.1%
New Jersey	3.6%
South Carolina	3.1%
Louisiana	2.7%
Pennsylvania	2.6%
North Carolina	2.5%
Massachusetts	2.2%
Indiana	2.1%
Nevada	2.0%
Washington	1.9%
Arizona	1.8%
Missouri	1.8%
Virginia	1.7%
Other	14.8%

Portfolio Composition3
(as a % of total investments)
Health Care	20.0%
Tax Obligation/Limited	17.2%
Transportation	16.1%
Tax Obligation/General	15.0%
U.S. Guaranteed	9.1%
Consumer Staples	7.3%
Utilities	6.1%
Education and Civic Organizations	5.7%
Other	3.5%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

3	Holdings are subject to change.
4	The Fund paid shareholders a capital gains distribution in December 2011 of $0.0335 per share.

Nuveen Investments	19

NPF	Nuveen Premier
Performance	Municipal Income
OVERVIEW	Fund, Inc.
as of October 31, 2012

Fund Snapshot
Common Share Price	$15.46
Common Share Net Asset Value (NAV)	$15.65
Premium/(Discount) to NAV	-1.21%
Market Yield	5.71%
Taxable-Equivalent Yield1	7.93%
Net Assets Applicable to Common Shares ($000)	$311,279

Leverage
Regulatory Leverage	29.09%
Effective Leverage	36.45%

Average Annual Total Returns
(Inception 12/19/91)
	On Share Price	On NAV
1-Year	18.11%	14.98%
5-Year	9.60%	7.14%
10-Year	7.06%	6.26%

States3
(as a % of total investments)
California	12.4%
Illinois	11.8%
New York	9.9%
Colorado	5.7%
New Jersey	4.9%
South Carolina	4.6%
Louisiana	4.5%
Michigan	4.4%
Texas	4.2%
Minnesota	3.3%
North Carolina	2.8%
Arizona	2.7%
Massachusetts	2.7%
Indiana	2.1%
Ohio	1.8%
Georgia	1.8%
Pennsylvania	1.5%
Nevada	1.5%
Tennessee	1.4%
Washington	1.1%
Other	14.9%

Portfolio Composition3
(as a % of total investments)
Tax Obligation/Limited	21.2%
U.S. Guaranteed	16.7%
Transportation	13.8%
Health Care	13.5%
Utilities	9.2%
Water and Sewer	8.3%
Tax Obligation/General	7.3%
Other	10.0%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

3	Holdings are subject to change.

20	Nuveen Investments

NMZ	Nuveen Municipal
Performance	High Income
OVERVIEW	Opportunity Fund
as of October 31, 2012

Fund Snapshot
Common Share Price	$14.22
Common Share Net Asset Value (NAV)	$13.45
Premium/(Discount) to NAV	5.72%
Market Yield	6.16%
Taxable-Equivalent Yield2	8.56%
Net Assets Applicable to Common Shares ($000)	$402,573

Leverage
Regulatory Leverage	11.06%
Effective Leverage	33.93%

Average Annual Total Returns
(Inception 11/19/03)
	On Share Price	On NAV
1-Year	29.84%	24.55%
5-Year	6.45%	6.23%
Since Inception	7.18%	7.36%

States1,4
(as a % of total investments)
California	13.9%
Florida	11.2%
Texas	8.2%
Illinois	7.7%
Colorado	6.5%
Arizona	5.9%
Wisconsin	3.7%
Indiana	3.4%
Michigan	3.2%
Ohio	2.8%
Louisiana	2.5%
Washington	2.5%
Nebraska	2.5%
New Jersey	2.3%
North Carolina	1.9%
Pennsylvania	1.8%
Tennessee	1.7%
New York	1.7%
Missouri	1.5%
Maryland	1.1%
Other	14.0%

Portfolio Composition1,4
(as a % of total investments)
Tax Obligation/Limited	26.8%
Health Care	19.9%
Education and Civic Organizations	12.4%
Utilities	7.6%
Transportation	6.6%
Housing/Multifamily	5.7%
Industrials	4.0%
Consumer Staples	3.5%
Other	13.5%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1	Excluding investments in derivatives.
2
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

3
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

4	Holdings are subject to change.
5	The Fund paid shareholders a net ordinary income distribution in December 2011 of $0.0231 per share.

Nuveen Investments	21

NMD	Nuveen Municipal
Performance	High Income
OVERVIEW	Opportunity Fund 2
as of October 31, 2012

Fund Snapshot
Common Share Price	$13.11
Common Share Net Asset Value (NAV)	$13.05
Premium/(Discount) to NAV	0.46%
Market Yield	6.00%
Taxable-Equivalent Yield2	8.33%
Net Assets Applicable to Common Shares ($000)	$242,636

Leverage
Regulatory Leverage	12.61%
Effective Leverage	33.41%

Average Annual Total Returns
(Inception 11/15/07)
	On Share Price	On NAV
1-Year	27.09%	24.56%
Since Inception	5.29%	6.29%

States4
(as a % of total municipal bonds)
California	16.3%
Illinois	10.8%
Colorado	9.2%
Florida	8.1%
Texas	6.3%
Arizona	5.6%
Washington	5.3%
Indiana	3.2%
Louisiana	2.9%
Utah	2.8%
New Jersey	2.8%
New York	2.5%
Pennsylvania	2.5%
Missouri	2.2%
Nevada	2.0%
Wisconsin	2.0%
Connecticut	1.7%
Other	13.8%

Portfolio Composition1,4
(as a % of total investments)
Tax Obligation/Limited	21.0%
Health Care	19.5%
Education and Civic Organizations	17.9%
Transportation	7.9%
Utilities	5.1%
Consumer Discretionary	5.1%
Long-Term Care	5.0%
Consumer Staples	4.4%
Other	14.1%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1	Excluding investments in derivatives.
2
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

3
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

4	Holdings are subject to change.
5	The Fund paid shareholders a net ordinary income distribution in December 2011 of $0.0035 per share.

22	Nuveen Investments

NQM	Shareholder Meeting Report
NQS
NQU
The annual meeting of shareholders was held on July 31, 2012 in the Lobby Conference Room, 333 West Wacker Drive, Chicago, IL360606; at this meeting the shareholders were asked to vote on the election of Board Members.

	NQM		NQS		NQU
	Common and		Common and		Common and
	Preferred	Preferred	Preferred	Preferred	Preferred	Preferred
	shares voting	shares voting	shares voting	shares voting	shares voting	shares voting
	together	together	together	together	together	together
	as a class	as a class	as a class	as a class	as a class	as a class
Approval of the Board Members was reached as follows:
John P. Amboian
For	32,175,102	—	31,102,870	—	46,695,420	—
Withhold	686,791	—	758,582	—	1,500,493	—
Total	32,861,893	—	31,861,452	—	48,195,913	—
Robert P. Bremner
For	32,142,156	—	31,091,379	—	46,710,578	—
Withhold	719,737	—	770,073	—	1,485,335	—
Total	32,861,893	—	31,861,452	—	48,195,913	—
Jack B. Evans
For	32,124,004	—	31,099,573	—	46,722,002	—
Withhold	737,889	—	761,879	—	1,473,911	—
Total	32,861,893	—	31,861,452	—	48,195,913	—
William C. Hunter
For	—	1,568	—	1,725	—	2,500
Withhold	—	150	—	299	—	384
Total	—	1,718	—	2,024	—	2,884
David J. Kundert
For	32,145,312	—	31,083,341	—	46,697,261	—
Withhold	716,581	—	778,111	—	1,498,652	—
Total	32,861,893	—	31,861,452	—	48,195,913	—
William J. Schneider
For	—	1,568	—	1,725	—	2,500
Withhold	—	150	—	299	—	384
Total	—	1,718	—	2,024	—	2,884
Judith M. Stockdale
For	32,130,096	—	31,057,469	—	46,620,935	—
Withhold	731,797	—	803,983	—	1,574,978	—
Total	32,861,893	—	31,861,452	—	48,195,913	—
Carole E. Stone
For	32,159,466	—	31,060,119	—	46,628,162	—
Withhold	702,427	—	801,333	—	1,567,751	—
Total	32,861,893	—	31,861,452	—	48,195,913	—
Virginia L. Stringer
For	32,162,753	—	31,059,951	—	46,628,982	—
Withhold	699,140	—	801,501	—	1,566,931	—
Total	32,861,893	—	31,861,452	—	48,195,913	—
Terence J. Toth
For	32,186,833	—	31,093,851	—	46,688,565	—
Withhold	675,060	—	767,601	—	1,507,348	—
Total	32,861,893	—	31,861,452	—	48,195,913	—

Nuveen Investments	23

NPF	Shareholder Meeting Report (continued)
NMZ
NMD

	NPF		NMZ	NMD
	Common and		Common and	Common and
	Preferred	Preferred	Preferred	Preferred
	shares voting	shares voting	shares voting	shares voting
	together	together	together	together
	as a class	as a class	as a class	as a class
Approval of the Board Members was reached as follows:
John P. Amboian
For	17,984,464	—	—	—
Withhold	451,439	—	—	—
Total	18,435,903	—	—	—
Robert P. Bremner
For	17,917,046	—	25,663,131	16,294,149
Withhold	518,857	—	971,211	351,464
Total	18,435,903	—	26,634,342	16,645,613
Jack B. Evans
For	17,954,684	—	25,741,732	16,295,045
Withhold	481,219	—	892,610	350,568
Total	18,435,903	—	26,634,342	16,645,613
William C. Hunter
For	—	1,227	—	—
Withhold	—	50	—	—
Total	—	1,277	—	—
David J. Kundert
For	17,924,230	—	—	—
Withhold	511,673	—	—	—
Total	18,435,903	—	—	—
William J. Schneider
For	—	1,227	25,690,174	16,296,515
Withhold	—	50	944,168	349,098
Total	—	1,277	26,634,342	16,645,613
Judith M. Stockdale
For	17,898,852	—	—	—
Withhold	537,051	—	—	—
Total	18,435,903	—	—	—
Carole E. Stone
For	17,873,608	—	—	—
Withhold	562,295	—	—	—
Total	18,435,903	—	—	—
Virginia L. Stringer
For	17,898,922	—	—	—
Withhold	536,981	—	—	—
Total	18,435,903	—	—	—
Terence J. Toth
For	17,988,585	—	—	—
Withhold	447,318	—	—	—
Total	18,435,903	—	—	—

24	Nuveen Investments

Report of Independent
Registered Public Accounting Firm

The Board of Directors/Trustees and Shareholders
Nuveen Investment Quality Municipal Fund, Inc.
Nuveen Select Quality Municipal Fund, Inc.
Nuveen Quality Income Municipal Fund, Inc.
Nuveen Premier Municipal Income Fund, Inc.
Nuveen Municipal High Income Opportunity Fund
Nuveen Municipal High Income Opportunity Fund 2

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Investment Quality Municipal Fund, Inc., Nuveen Select Quality Municipal Fund, Inc., Nuveen Quality Income Municipal Fund, Inc., Nuveen Premier Municipal Income Fund, Inc., Nuveen Municipal High Income Opportunity Fund, and Nuveen Municipal High Income Opportunity Fund 2 (the “Funds”) as of October 31, 2012, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen Investment Quality Municipal Fund, Inc., Nuveen Select Quality Municipal Fund, Inc., Nuveen Quality Income Municipal Fund, Inc., Nuveen Premier Municipal Income Fund, Inc., Nuveen Municipal High Income Opportunity Fund, and Nuveen Municipal High Income Opportunity Fund 2 at October 31, 2012, and the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
December 27, 2012

Nuveen Investments	25

Nuveen Investment Quality Municipal Fund, Inc.
NQM	Portfolio of Investments
October 31, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Alabama – 1.5% (1.0% of Total Investments)
$3,800	Alabama Special Care Facilities Financing Authority, Revenue Bonds, Ascension Health, Series 2006C-2, 5.000%, 11/15/36 (UB)	11/16 at 100.00	AA+	$4,128,016
	Birmingham Special Care Facilities Financing Authority, Alabama, Revenue Bonds, Baptist Health System Inc., Series 2005A:
1,200	5.250%, 11/15/20	11/15 at 100.00	Baa2	1,269,612
800	5.000%, 11/15/30	11/15 at 100.00	Baa2	811,912
1,650	Courtland Industrial Development Board, Alabama, Pollution Control Revenue Bonds, International Paper Company, Series 2005A, 5.000%, 6/01/25	6/15 at 100.00	BBB	1,690,013
1,000	Jefferson County, Alabama, Limited Obligation School Warrants, Education Tax Revenue Bonds, Series 2004A, 5.250%, 1/01/23 – AGM Insured	1/14 at 100.00	AA	1,019,220
8,450	Total Alabama			8,918,773
	Alaska – 0.7% (0.5% of Total Investments)
	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A:
4,000	5.000%, 6/01/32	6/14 at 100.00	B+	3,559,480
500	5.000%, 6/01/46	6/14 at 100.00	B+	426,185
4,500	Total Alaska			3,985,665
	Arizona – 3.2% (2.2% of Total Investments)
650	Apache County Industrial Development Authority, Arizona, Pollution Control Revenue Bonds, Tucson Electric Power Company, Series 20102A, 4.500%, 3/01/30	3/22 at 100.00	BBB	682,832
2,500	Arizona Sports and Tourism Authority, Senior Revenue Refunding Bonds, Multipurpose Stadium Facility Project, Series 2012A, 5.000%, 7/01/32	7/22 at 100.00	A1	2,797,575
1,000	Arizona Tourism and Sports Authority, Tax Revenue Bonds, Multipurpose Stadium Facility Project, Series 2003A, 5.000%, 7/01/31 (Pre-refunded 7/01/13) – NPFG Insured	7/13 at 100.00	A1 (4)	1,031,650
	Glendale Industrial Development Authority, Arizona, Revenue Bonds, John C. Lincoln Health Network, Series 2005B:
200	5.250%, 12/01/24	12/15 at 100.00	BBB+	211,206
265	5.250%, 12/01/25	12/15 at 100.00	BBB+	279,522
2,500	Mesa, Arizona, Utility System Revenue Bonds, Tender Option Bond Trust, Series 11032- 11034, 14.760%, 7/01/26 – AGM Insured (IF)	7/17 at 100.00	Aa2	2,940,400
5,000	Phoenix, Arizona, Civic Improvement Corporation, Senior Lien Airport Revenue Bonds, Series 2008, Trust 1132, 9.021%, 1/01/32 (IF)	7/18 at 100.00	AA–	6,021,000
3,450	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007, 5.000%, 12/01/37	No Opt. Call	A–	3,998,343
958	Watson Road Community Facilities District, Arizona, Special Assessment Revenue Bonds, Series 2005, 6.000%, 7/01/30	7/16 at 100.00	N/R	919,651
16,523	Total Arizona			18,882,179
	Arkansas – 0.6% (0.4% of Total Investments)
3,290	University of Arkansas, Pine Bluff Campus, Revenue Bonds, Series 2005A, 5.000%, 12/01/30 – AMBAC Insured	12/15 at 100.00	Aa2	3,612,157
	California – 25.2% (17.2% of Total Investments)
1,500	ABAG Finance Authority for Non-Profit Corporations, California, Cal-Mortgage Insured Revenue Bonds, Channing House, Series 2010, 6.000%, 5/15/30	5/20 at 100.00	A–	1,716,120
2,250	California Educational Facilities Authority, Revenue Bonds, University of Southern California, Series 2005, 4.750%, 10/01/28 (UB)	10/15 at 100.00	Aa1	2,471,783
1,000	California Educational Facilities Authority, Revenue Bonds, University of the Pacific, Series 2006, 5.000%, 11/01/30	11/15 at 100.00	A2	1,052,420

26	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$2,500	California Health Facilities Financing Authority, Revenue Bonds, Cedars-Sinai Medical Center, Series 2005, 5.000%, 11/15/27	11/15 at 100.00	AAA	$2,714,500
4,285	California Health Facilities Financing Authority, Revenue Bonds, Kaiser Permanante System, Series 2006, 5.000%, 4/01/37	4/16 at 100.00	A+	4,523,417
5,500	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2007A, 5.000%, 11/15/42 (UB)	11/16 at 100.00	AA–	5,889,675
810	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2009-I, 6.375%, 11/01/34	11/19 at 100.00	A2	981,736
1,500	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2010A-1, 5.750%, 3/01/30	3/20 at 100.00	A2	1,732,815
	California State, General Obligation Bonds, Various Purpose Series 2010:
2,100	5.250%, 3/01/30	3/20 at 100.00	A1	2,444,169
3,000	5.500%, 3/01/40	3/20 at 100.00	A1	3,467,850
	California Statewide Communities Development Authority, Revenue Bonds, American Baptist Homes of the West, Series 2010:
900	6.000%, 10/01/29	10/19 at 100.00	BBB+	999,639
1,030	6.250%, 10/01/39	10/19 at 100.00	BBB+	1,127,428
1,055	California Statewide Communities Development Authority, School Facility Revenue Bonds, Aspire Public Schools, Series 2010, 6.000%, 7/01/40	1/19 at 100.00	BB+	1,087,737
	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A:
1,000	5.250%, 7/01/30	7/15 at 100.00	BBB	1,041,420
2,000	5.000%, 7/01/39	7/15 at 100.00	BBB	2,051,280
1,390	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 3175, 13.471%, 5/15/14 (IF)	No Opt. Call	AA–	1,956,939
1,900	Chula Vista, California, Industrial Development Revenue Bonds, San Diego Gas and Electric Company, Series 1996A, 5.300%, 7/01/21	6/14 at 102.00	A+	2,013,335
2,530	Commerce Joint Power Financing Authority, California, Tax Allocation Bonds, Redevelopment Projects 2 and 3, Refunding Series 2003A, 5.000%, 8/01/28 – RAAI Insured	8/13 at 100.00	BBB	2,540,727
145	Commerce Joint Power Financing Authority, California, Tax Allocation Bonds, Redevelopment Projects 2 and 3, Refunding Series 2003A, 5.000%, 8/01/28 (Pre-refunded 8/01/13) – RAAI Insured	8/13 at 100.00	N/R (4)	150,192
1,000	Davis Redevelopment Agency, California, Tax Allocation Bonds, Davis Redevelopment Project, Subordinate Series 2011A, 7.000%, 12/01/36	12/21 at 100.00	A+	1,223,570
1,500	Gavilan Joint Community College District, Santa Clara and San Benito Counties, California, General Obligation Bonds, Election of 2004 Series 2011D, 5.750%, 8/01/35	8/21 at 100.00	Aa2	1,830,150
2,000	Glendale Redevelopment Agency, California, Central Glendale Redevelopment Project, Tax, Allocation Bonds Series 2010, 5.500%, 12/01/24	12/16 at 100.00	A	2,109,140
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
3,000	5.000%, 6/01/33	6/17 at 100.00	BB–	2,571,990
1,000	5.750%, 6/01/47	6/17 at 100.00	BB–	895,930
610	5.125%, 6/01/47	6/17 at 100.00	BB–	494,344
9,740	Huntington Park Redevelopment Agency, California, Single Family Residential Mortgage Revenue Refunding Bonds, Series 1986A, 8.000%, 12/01/19 (ETM)	No Opt. Call	Aaa	14,344,195
400	Jurupa Public Financing Authority, California, Superior Lien Revenue Bonds, Series 2010A, 5.000%, 9/01/33	9/20 at 100.00	AA–	435,488
500	Madera County, California, Certificates of Participation, Children’s Hospital Central California, Series 2010, 5.375%, 3/15/36	3/20 at 100.00	A+	540,345
6,215	Marinez Unified School District, Contra Costa County, California, General Obligation Bonds, Series 2011, 0.000%, 8/01/31	8/24 at 100.00	AA–	6,931,154

Nuveen Investments	27

Nuveen Investment Quality Municipal Fund, Inc. (continued)
NQM	Portfolio of Investments
October 31, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$2,700	M-S-R Energy Authority, California, Gas Revenue Bonds, Series 2009A, 7.000%, 11/01/34	No Opt. Call	A	$3,933,144
1,030	Natomas Union School District, Sacramento County, California, General Obligation Refunding Bonds, Series 1999, 5.950%, 9/01/21 – NPFG Insured	No Opt. Call	BBB+	1,183,697
15,770	Ontario Redevelopment Financing Authority, San Bernardino County, California, Revenue Refunding Bonds, Redevelopment Project 1, Series 1995, 7.400%, 8/01/25 – NPFG Insured	No Opt. Call	BBB	19,528,306
1,265	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009, 6.750%, 11/01/39	11/19 at 100.00	Baa3	1,431,461
1,875	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010, 5.250%, 11/01/21	11/20 at 100.00	Baa3	2,060,100
13,145	Perris, California, GNMA Mortgage-Backed Securities Program Single Family Mortgage Revenue Bonds, Series 1988B, 8.200%, 9/01/23 (Alternative Minimum Tax) (ETM)	No Opt. Call	Aaa	20,118,028
2,500	Petaluma, Sonoma County, California, Wastewater Revenue Bonds, Refunding Series 2011, 5.500%, 5/01/32	5/21 at 100.00	AA–	2,911,825
3,415	Rancho Mirage Joint Powers Financing Authority, California, Revenue Bonds, Eisenhower Medical Center, Series 2004, 5.875%, 7/01/26 (Pre-refunded 7/01/14)	7/14 at 100.00	Baa2 (4)	3,730,375
	San Diego County, California, Certificates of Participation, Burnham Institute, Series 2006:
250	5.000%, 9/01/21	9/15 at 102.00	Baa2	263,648
275	5.000%, 9/01/23	9/15 at 102.00	Baa2	286,963
660	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds, Mission Bay North Redevelopment Project, Series 2009C, 6.500%, 8/01/39	8/19 at 100.00	A–	767,943
	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Refunding Bonds, Series 1997A:
6,175	0.000%, 1/15/28 – NPFG Insured	No Opt. Call	BBB	2,858,531
8,135	0.000%, 1/15/34 – NPFG Insured	No Opt. Call	BBB	2,601,085
17,195	0.000%, 1/15/35 – NPFG Insured	No Opt. Call	BBB	5,165,378
660	Santee Community Development Commission, California, Santee Redevelopment Project Tax Allocation Bonds, Series 2011A, 7.000%, 8/01/31	2/21 at 100.00	A	809,635
1,000	Union City Community Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Project, Subordinate Lien Series 2011, 6.375%, 12/01/23	12/21 at 100.00	A	1,242,450
3,185	University of California, General Revenue Bonds, Series 2005G, 4.750%, 5/15/31 – NPFG Insured	5/13 at 101.00	Aa1	3,282,143
3,750	Wiseburn School District, Los Angeles County, California, General Obligation Bonds, Series 2011, 0.000%, 8/01/36 – AGM Insured	8/31 at 100.00	AA–	2,209,950
4,000	Yuba Community College District, California, General Obligation Bonds, Election 2006 Series 2011C, 5.250%, 8/01/47	8/21 at 100.00	Aa2	4,536,680
149,345	Total California			150,260,830
	Colorado – 5.0% (3.4% of Total Investments)
1,250	Colorado Educational and Cultural Facilities Authority, Revenue and Refunding Bonds, University Corporation for Atmospheric Research Project, Series 2012A, 0.000%, 9/01/22	No Opt. Call	A+	1,373,100
1,465	Colorado Health Facilities Authority, Colorado, Revenue Bonds, American Baptist Homes Project, Series 2009A, 7.750%, 8/01/39	8/19 at 100.00	N/R	1,636,361
2,500	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2011A, 5.000%, 2/01/41	2/21 at 100.00	AA–	2,743,100
625	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Total Longterm Care National Obligated Group Project, Series 2010A, 6.000%, 11/15/30	11/20 at 100.00	BBB–	710,888
2,000	Colorado Mesa University, Colorado, Enterprise Revenue Bonds, Series 20012B, 4.250%, 5/15/37	5/21 at 100.00	Aa2	2,130,400
14,500	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004B, 0.000%, 3/01/36 – NPFG Insured	9/20 at 41.72	BBB	3,923,410
500	Eagle County Air Terminal Corporation, Colorado, Airport Terminal Project Revenue Bonds, Refunding Series 2011A, 5.500%, 5/01/22 (Alternative Minimum Tax)	5/21 at 100.00	Baa2	525,120

28	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$2,000	Meridian Metropolitan District, Douglas County, Colorado, General Obligation Refunding Bonds, Series 2011A, 5.000%, 12/01/41	12/21 at 100.00	A	$2,164,460
4,055	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported Revenue Refunding Bonds, Series 2011, 6.125%, 12/01/41 – AGM Insured	12/20 at 100.00	AA–	4,772,086
3,000	Park Creek Metropolitan District, Colorado, Senior Property Tax Supported Revenue Bonds, Series 2009, 6.250%, 12/01/30 – AGC Insured	12/19 at 100.00	AA–	3,612,630
650	Public Authority for Colorado Energy, Natural Gas Purchase Revenue Bonds, Colorado Springs Utilities, Series 2008, 6.500%, 11/15/38	No Opt. Call	A	867,705
2,365	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010, 6.000%, 1/15/41	7/20 at 100.00	Baa3	2,746,427
	Ute Water Conservancy District, Mesa County, Colorado, Water Revenue Bonds, Refunding Series 2012:
1,000	4.250%, 6/15/27	6/22 at 100.00	AA	1,127,840
1,430	4.250%, 6/15/28	6/22 at 100.00	AA	1,600,599
37,340	Total Colorado			29,934,126
	Connecticut – 1.1% (0.8% of Total Investments)
3,430	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Sacred Heart University, Series 2012H, 5.000%, 7/01/24 – AGM Insured	7/22 at 100.00	AA–	3,944,329
2,500	Harbor Point Infrastructure Improvement District, Connecticut, Special Obligation Revenue Bonds, Harbor Point Project, Series 2010A, 7.875%, 4/01/39	4/20 at 100.00	N/R	2,862,375
5,930	Total Connecticut			6,806,704
	District of Columbia – 6.0% (4.1% of Total Investments)
23,745	District of Columbia Water and Sewerage Authority, Public Utility Revenue Bonds, Series 1998, 5.500%, 10/01/23 – AGM Insured (UB)	No Opt. Call	AA+	30,597,332
3,000	District of Columbia, General Obligation Bonds, Series 1998B, 6.000%, 6/01/16 – NPFG Insured	No Opt. Call	Aa2	3,546,210
1,200	Washington Convention Center Authority, District of Columbia, Dedicated Tax Revenue Bonds, Tender Option Bond Trust 1606, 11.561%, 10/01/30 – AMBAC Insured (IF) (5)	10/16 at 100.00	AA+	1,387,824
27,945	Total District of Columbia			35,531,366
	Florida – 8.3% (5.6% of Total Investments)
1,000	Board of Regents, Florida State University, Housing Facility Revenue Bonds, Series 2005A, 5.000%, 5/01/27 – NPFG Insured	5/15 at 101.00	AA	1,096,890
3,730	Brevard County Health Facilities Authority, Florida, Revenue Bonds, Health First Inc. Project, Series 2005, 5.000%, 4/01/24	4/16 at 100.00	A–	3,956,113
250	Brevard County Health Facilities Authority, Florida, Revenue Bonds, Health First Inc. Project, Series 2009B, 7.000%, 4/01/39	4/19 at 100.00	A–	311,353
3,265	Cape Coral, Florida, Water and Sewer Revenue Bonds, Refunding Series 2011, 5.000%, 10/01/41 – AGM Insured	10/21 at 100.00	AA–	3,686,609
2,415	Florida Higher Educational Facilities Financing Authority, Revenue Bonds, Nova Southeastern University Project, Refunding Series 2012A, 5.000%, 4/01/32	4/22 at 100.00	BBB+	2,615,687
1,150	Florida Higher Educational Facilities Financing Authority, Revenue Bonds, Nova Southeastern University, Refunding Series 2011, 6.375%, 4/01/31	4/21 at 100.00	BBB+	1,345,305
1,000	Habitat Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2004, 5.850%, 5/01/35	5/14 at 101.00	N/R	1,009,460
13,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport Hub, Series 2007B, 4.500%, 10/01/31 – NPFG Insured	10/17 at 100.00	A	13,609,180
4,000	North Sumter County Utility Dependent District, Florida, Utility Revenue Bonds, Series 2010, 5.375%, 10/01/40	10/20 at 100.00	AA–	4,451,680
3,000	Northern Palm Beach County Improvement District, Florida, Revenue Bonds, Water Control and Improvement Development Unit 46B, Series 2007A, 5.350%, 8/01/41	8/17 at 100.00	N/R	3,004,710

Nuveen Investments	29

Nuveen Investment Quality Municipal Fund, Inc. (continued)
NQM	Portfolio of Investments
October 31, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$2,885	Old Palm Community Development District, Florida, Special Assessment Bonds, Palm Beach Gardens, Series 2004A, 5.900%, 5/01/35	5/15 at 101.00	N/R	$2,920,370
5,895	South Miami Health Facilities Authority, Florida, Hospital Revenue, Baptist Health System Obligation Group, Series 2007, 5.000%, 8/15/42 (UB) (5)	8/17 at 100.00	AA	6,362,120
65	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-2, 0.000%, 5/01/39	5/17 at 100.00	N/R	46,642
195	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-3, 0.000%, 5/01/40	5/19 at 100.00	N/R	112,334
85	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-4, 0.000%, 5/01/40	5/22 at 100.00	N/R	36,020
120	Tolomato Community Development District, Florida, Special Assessment Bonds, Hope Note, Series 2007-3, 6.650%, 5/01/40 (6)	5/18 at 100.00	N/R	1
15	Tolomato Community Development District, Florida, Special Assessment Bonds, Non Performing Parcel Series 2007-1. RMKT, 6.650%, 5/01/40 (6)	5/18 at 100.00	N/R	8,035
200	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2012A-1, 6.650%, 5/01/40	5/17 at 100.00	N/R	196,614
1,355	Tolomato Community Development District, Florida, Special Assessment Bonds, Series 2006, 5.400%, 5/01/37	5/14 at 101.00	BB	1,334,201
470	Tolomato Community Development District, Florida, Special Assessment Bonds, Southern/Forbearance Parcel Series 2007-2, 6.650%, 5/01/40 (6)	5/18 at 100.00	N/R	213,507
1,700	Westchester Community Development District 1, Florida, Special Assessment Bonds, Series 2003, 6.000%, 5/01/23	5/13 at 101.00	N/R	1,710,812
1,230	Wyndam Park Community Development District, Florida, Special Assessment Bonds,Series 2003, 6.375%, 5/01/34	5/13 at 101.00	A	1,257,392
47,025	Total Florida			49,285,035
	Georgia – 2.0% (1.4% of Total Investments)
995	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project Series 2008A. Remarketed, 7.500%, 1/01/31	1/19 at 100.00	A2	1,180,886
1,510	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 2009B, 5.250%, 11/01/34 – AGM Insured	11/19 at 100.00	AA–	1,728,724
2,000	Dalton Development Authority, Georgia, Revenue Certificates, Hamilton Health Care System Inc., Series 1996, 5.500%, 8/15/26 – NPFG Insured	No Opt. Call	BBB	2,358,620
2,500	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation Certificates, Northeast Georgia Health Services Inc., Series 2010A, 5.000%, 2/15/30	2/20 at 100.00	A	2,794,675
2,250	Georgia Municipal Electric Authority, Project One Special Obligation Bonds, Fourth Crossover Series 1997E, 6.500%, 1/01/20	No Opt. Call	A+	2,647,620
1,160	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University, Series Series 2012A, 5.250%, 10/01/27	10/21 at 100.00	Baa2	1,326,727
10,415	Total Georgia			12,037,252
	Guam – 0.5% (0.3% of Total Investments)
765	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.000%, 1/01/31	1/22 at 100.00	A	860,992
1,770	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2010, 5.625%, 7/01/40	7/20 at 100.00	Ba2	1,870,748
2,535	Total Guam			2,731,740
	Idaho – 0.6% (0.4% of Total Investments)
2,410	Idaho Housing and Finance Association, Single Family Mortgage Revenue Bonds, Series 2009BI, 5.650%, 7/01/26	7/19 at 100.00	A1	2,667,268
1,145	Idaho Water Resource Board, Water Resource Loan Program Revenue, Ground Water Rights Mittigation Series 2012A, 4.750%, 9/01/26	9/22 at 100.00	Baa1	1,233,302
3,555	Total Idaho			3,900,570

30	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois – 11.6% (8.0% of Total Investments)
$2,275	Chicago Public Building Commission, Illinois, General Obligation Lease Bonds, Chicago Transit Authority, Series 2003, 5.250%, 3/01/23 (Pre-refunded 3/01/13) – AMBAC Insured	3/13 at 100.00	N/R (4)	$2,313,152
3,005	Chicago, Illinois, Certificates of Participation Tax Increment Revenue Notes, Fullerton/Milwaukee Redevelopment Project, Series 2011A, 6.830%, 3/15/24	3/17 at 100.00	Baa1	3,249,284
3,150	Chicago, Illinois, Sales Tax Revenue Bonds, Series 2011A, 5.000%, 1/01/41	1/22 at 100.00	AAA	3,550,554
500	Illinois Finance Authority, Revenue Bonds, Admiral at Lake Project, Series 2010A, 7.750%, 5/15/30	5/20 at 100.00	N/R	588,735
500	Illinois Finance Authority, Revenue Bonds, Admiral at Lake Project, Temps 75 Series 2010D-1, 7.000%, 5/15/18	11/12 at 100.00	N/R	500,800
1,125	Illinois Finance Authority, Revenue Bonds, Central DuPage Health, Series 2009B, 5.500%, 11/01/39	11/19 at 100.00	AA	1,269,956
1,000	Illinois Finance Authority, Revenue Bonds, Elmhurst Memorial Healthcare, Series 2008A, 5.625%, 1/01/37	1/18 at 100.00	BBB+	1,085,560
1,000	Illinois Finance Authority, Revenue Bonds, Little Company of Mary Hospital and Health Care Centers, Series 2010, 5.375%, 8/15/40	8/15 at 105.00	A+	1,085,280
975	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Refunding Series 2010A, 6.000%, 5/15/39	5/20 at 100.00	A	1,134,227
	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2004:
2,500	5.250%, 11/15/21 (Pre-refunded 5/15/14)	5/14 at 100.00	A (4)	2,687,225
1,000	5.250%, 11/15/22 (Pre-refunded 5/15/14)	5/14 at 100.00	A (4)	1,074,890
2,000	Illinois Finance Authority, Revenue Bonds, Palos Community Hospital, Series 2010C, 5.125%, 5/15/35	5/20 at 100.00	AA–	2,197,700
395	Illinois Finance Authority, Revenue Bonds, Proctor Hospital, Series 2006, 5.125%, 1/01/25	1/16 at 100.00	BB+	375,230
1,000	Illinois Finance Authority, Revenue Bonds, Provena Health, Series 2009A, 7.750%, 8/15/34	8/19 at 100.00	BBB+	1,299,370
1,120	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2009C, 6.625%, 11/01/39	5/19 at 100.00	A2	1,383,245
1,000	Illinois Finance Authority, Revenue Bonds, Sherman Health Systems, Series 2007A, 5.500%, 8/01/37	8/17 at 100.00	BBB	1,096,630
	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Series 2009:
2,000	6.875%, 8/15/38	8/19 at 100.00	BBB+	2,387,260
3,000	7.000%, 8/15/44	8/19 at 100.00	BBB+	3,598,290
1,000	Illinois Finance Authority, Revenue Bonds, Southern Illinois Healthcare Enterprises, Inc., Series 2005 Remarketed, 5.250%, 3/01/30 – AGM Insured	3/20 at 100.00	AA–	1,123,620
1,400	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center, Series 2009B, 5.000%, 8/15/26	8/20 at 100.00	AA–	1,588,874
3,000	Illinois Finance Authority, Revenue Refunding Bonds, Resurrection Health Care Corporation, Series 2009, 6.125%, 5/15/25	5/19 at 100.00	BBB+	3,456,270
	Illinois Health Facilities Authority, Revenue Refunding Bonds, Elmhurst Memorial Healthcare, Series 2002:
4,000	5.500%, 1/01/22	1/13 at 100.00	BBB+	4,028,960
765	5.625%, 1/01/28	1/13 at 100.00	BBB+	770,271
	Illinois State, General Obligation Bonds, Series 2012A:
5,395	4.000%, 1/01/26	1/22 at 100.00	A	5,559,871
225	5.000%, 3/01/37	3/22 at 100.00	A	244,472
1,430	Illinois State, Sales Tax Revenue Bonds, Build Illinois Series 2011, 3.750%, 6/15/25	6/21 at 100.00	AAA	1,541,240
1,510	Macon County School District 61 Decatur, Illinois, General Obligation Bonds, Series 2011A, 5.250%, 1/01/39 – AGM Insured	1/21 at 100.00	Aa3	1,711,706
1,830	Madison County Community Unit School District 7 Edwardsville, Illinois, School Building Bonds, Series 1994, 5.850%, 2/01/13 – FGIC Insured (ETM)	No Opt. Call	N/R (4)	1,855,748
Nuveen Investments	31

Nuveen Investment Quality Municipal Fund, Inc. (continued)
NQM	Portfolio of Investments
October 31, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$1,000	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Capital Appreciation Refunding Series 2010B-1, 5.000%, 6/15/50	6/20 at 100.00	AAA	$1,090,470
6,015	Metropolitan Pier and Exposition Authority, Illinois, Revenue Refunding Bonds, McCormick Place Expansion Project, Series 1996A, 0.000%, 12/15/21 – NPFG Insured	No Opt. Call	AA–	4,386,980
	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds, Series 2010:
1,550	5.250%, 6/01/21	No Opt. Call	A	1,829,496
4,000	6.250%, 6/01/24	6/16 at 100.00	A–	4,485,840
800	6.000%, 6/01/28	6/21 at 100.00	A–	951,400
	Will County High School District 204, Joliet, Illinois, General Obligation Bonds, Series 2001:
1,145	8.700%, 12/01/13 – AGM Insured	No Opt. Call	AA	1,242,703
1,300	8.700%, 12/01/14 – AGM Insured	No Opt. Call	AA	1,508,650
1,180	Will County School District 17, Channahon, Illinois, General Obligation School Building Bonds, Series 2001, 8.400%, 12/01/13 – AMBAC Insured	No Opt. Call	Aa3	1,267,355
65,090	Total Illinois			69,521,314
	Indiana – 1.1% (0.7% of Total Investments)
1,555	Indiana Finance Authority, Educational Facilities Refunding Revenue Bonds, Butler University Project, Series 2012B, 5.000%, 2/01/28	2/22 at 100.00	BBB+	1,703,751
1,050	Indiana Finance Authority, Educational Facilities Revenue Bonds, Drexel Foundation For Educational Excellence, Inc., Series 2009A, 7.000%, 10/01/39	10/19 at 100.00	BB+	1,153,457
1,260	Indiana Finance Authority, Hospital Revenue Bonds, Community Health Network Project, Series 2012A, 5.000%, 5/01/42 (WI/DD, Settling 11/27/12)	5/23 at 100.00	A	1,380,191
1,500	Indiana Finance Authority, Hospital Revenue Bonds, Floyd Memorial Hospital and Health Services Project, Refunding Series 2010, 5.125%, 3/01/30	3/20 at 100.00	A–	1,621,605
	St. Joseph County Hospital Authority, Indiana, Revenue Bonds, Madison Center Inc., Series 2005:
1,550	5.250%, 2/15/23 (6)	2/15 at 100.00	N/R	186,140
2,500	5.375%, 2/15/34 (6)	2/15 at 100.00	N/R	300,225
9,415	Total Indiana			6,345,369
	Iowa – 1.8% (1.2% of Total Investments)
3,000	Iowa Student Loan Liquidity Corporation, Student Loan Revenue Bonds, Refunding Series 2009-2, 5.500%, 12/01/25	12/19 at 100.00	A1	3,271,230
8,000	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C, 5.500%, 6/01/42	6/15 at 100.00	B+	7,376,400
11,000	Total Iowa			10,647,630
	Kansas – 1.3% (0.9% of Total Investments)
1,240	Johnson and Miami Counties Unified School District 230, Kansas, General Obligation Bonds, Series 2011A, 5.000%, 9/01/26	9/21 at 100.00	Aa3	1,483,759
1,000	Kansas Development Finance Authority, Health Facilities Revenue Bonds, Hays Medical Center Inc., Series 2005L, 5.000%, 11/15/22	11/15 at 100.00	A2	1,111,510
600	Overland Park Transportation Development District, Kansas, Sales Tax Revenue Bonds, Oak Park Mall Project, Series 2010, 5.900%, 4/01/32	4/20 at 100.00	BBB	671,088
205	Sedgwick and Shawnee Counties, Kansas, GNMA Mortgage-Backed Securities Program Single Family Revenue Bonds, Series 1997A-1, 6.950%, 6/01/29 (Alternative Minimum Tax)	No Opt. Call	Aaa	206,027
1,860	Topeka, Kansas, Industrial Revenue Refunding Bonds, Sunwest Hotel Corporation, Series 1988, 9.500%, 10/01/16 (Pre-refunded 8/15/16) (Alternative Minimum Tax)	8/16 at 100.00	AA+ (4)	2,221,286
2,980	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Capital Appreciation Revenue Bonds Redevelopment Project Area B – Major Multi-Sport Athletic Complex Project, Subordinate Lien Series 2010, 0.000%, 6/01/21	No Opt. Call	BBB	1,999,044
7,885	Total Kansas			7,692,714

32	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Kentucky – 1.8% (1.2% of Total Investments)
$2,000	Kentucky Economic Development Finance Authority, Hospital Facilities Revenue Bonds, Owensboro Medical Health System, Series 2010A, 6.000%, 6/01/30	6/20 at 100.00	BBB+	$2,363,280
2,010	Louisville and Jefferson County Metropolitan Government, Kentucky, Industrial Building Revenue Bonds, Sisters of Mercy of the Americas, Series 2006, 5.000%, 10/01/35	10/16 at 100.00	A+	2,109,254
5,000	Pikeville, Kentucky, Hospital Revenue Bonds, Pikeville Medical Center, Inc. Project, Improvement and Refunding Series 2011, 6.250%, 3/01/31	3/21 at 100.00	A3	6,012,200
9,010	Total Kentucky			10,484,734
	Louisiana – 1.8% (1.3% of Total Investments)
345	East Baton Rouge Mortgage Finance Authority, Louisiana, GNMA/FNMA Mortgage-Backed Securities Program Family Mortgage Revenue Refunding Bonds, Series 1997D, 5.900%, 10/01/30 (Alternative Minimum Tax)	11/12 at 100.00	Aaa	354,419
1,800	Louisiana Citizens Property Insurance Corporation, Assessment Revenue Bonds, Refunding Series 2012, 5.000%, 6/01/24 – AGM Insured	6/22 at 100.00	AA–	2,088,432
1,380	Louisiana Local Government Environment Facilities and Community Development Authority, Revenue Bonds, Westlake Chemical Corporation Projects, Series 2009A, 6.500%, 8/01/29	8/20 at 100.00	BBB–	1,626,992
1,000	Louisiana Local Government Environmental Facilities & Community Development Authority, Revenue Bonds, Westlake Chemical Corporation Project, Series 2007, 6.750%, 11/01/32	11/17 at 100.00	BBB–	1,127,370
3,000	Louisiana Public Facilities Authority, Hospital Revenue Bonds, Franciscan Missionaries of Our Lady Health System, Series 2005A, 5.250%, 8/15/31	8/15 at 100.00	A+	3,116,730
2,500	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2007A, 5.500%, 5/15/47	5/17 at 100.00	Baa1	2,644,850
10,025	Total Louisiana			10,958,793
	Maine – 0.7% (0.5% of Total Investments)
2,000	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, MaineGeneral Medical Center, Series 2011, 6.750%, 7/01/36	7/21 at 100.00	Baa3	2,431,240
1,665	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Series 2010A, 5.000%, 7/01/40	7/20 at 100.00	AA	1,834,530
3,665	Total Maine			4,265,770
	Maryland – 0.5% (0.4% of Total Investments)
2,500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, MedStar Health, Series 2004, 5.375%, 8/15/24	8/14 at 100.00	A2	2,663,050
515	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Patterson Park Public Charter School Issue, Series 2010, 6.000%, 7/01/40	7/20 at 100.00	BBB	555,953
3,015	Total Maryland			3,219,003
	Massachusetts – 3.0% (2.0% of Total Investments)
4,545	Massachusetts Development Financing Authority, Assisted Living Revenue Bonds, Prospect House Apartments, Series 1999, 7.000%, 12/01/31	12/12 at 100.00	N/R	4,547,818
1,900	Massachusetts Health and Educational Facilities Authority, Revenue Refunding Bonds, Suffolk University Issue, Series 2009A, 5.750%, 7/01/39	7/19 at 100.00	BBB	2,122,794
2,030	Massachusetts Industrial Finance Agency, Resource Recovery Revenue Refunding Bonds, Ogden Haverhill Project, Series 1998A, 5.600%, 12/01/19 (Alternative Minimum Tax)	12/12 at 100.00	A–	2,039,906
5,100	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Series 2005A, 5.000%, 8/15/23 – AGM Insured (UB)	8/15 at 100.00	AA+	5,754,228
3,120	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2007A, 4.500%, 8/01/46 – AGM Insured (UB) (5)	2/17 at 100.00	AA+	3,285,048
16,695	Total Massachusetts			17,749,794

Nuveen Investments	33

Nuveen Investment Quality Municipal Fund, Inc. (continued)
NQM	Portfolio of Investments
October 31, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Michigan – 3.6% (2.5% of Total Investments)
$2,500	Detroit, Michigan, Distributable State Aid General Obligation Bonds, Limited Tax Series 2010, 5.000%, 11/01/30	11/20 at 100.00	AA	$2,779,050
10,215	Detroit, Michigan, Water Supply System Revenue Refunding Bonds, Series 1993, 6.500%, 7/01/15 – FGIC Insured	No Opt. Call	A+	11,042,824
1,350	Michigan State Building Authority, Revenue Bonds, Facilities Program, Series 2005II, 5.000%, 10/15/22 – AMBAC Insured	10/15 at 100.00	Aa3	1,500,012
3,240	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Henry Ford Health System, Refunding Series 2009, 5.750%, 11/15/39	11/19 at 100.00	A1	3,738,215
1,635	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Series 2006A, 5.000%, 12/01/31 (UB)	12/16 at 100.00	AA	1,822,093
365	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Series 2006A, 5.000%, 12/01/31 (Pre-refunded 12/01/16) (UB)	12/16 at 100.00	N/R (4)	428,974
340	Monroe County Hospital Finance Authority, Michigan, Mercy Memorial Hospital Corporation Revenue Bonds, Series 2006, 5.500%, 6/01/35	6/16 at 100.00	BBB	360,995
19,645	Total Michigan			21,672,163
	Minnesota – 3.5% (2.4% of Total Investments)
2,750	Cohasset, Minnesota, Pollution Control Revenue Bonds, Allete Inc., Series 2004, 4.950%, 7/01/22	7/14 at 100.00	A2	2,845,975
5,000	Dakota and Washington Counties Housing and Redevelopment Authority, Minnesota, GNMA Mortgage-Backed Securities Program Single Family Residential Mortgage Revenue Bonds, Series 1988, 8.450%, 9/01/19 (Alternative Minimum Tax) (ETM)	No Opt. Call	Aaa	7,025,850
2,000	Duluth Housing & Redevelopment Authority, Minnesota, Lease Revenue Bonds, Duluth Public Schools Academy, Series 2010A, 5.875%, 11/01/40	11/20 at 100.00	BBB–	2,083,460
620	Minnesota Agricultural and Economic Development Board, Healthcare System Revenue Bonds, Fairview Hospital and Healthcare Services, Series 2000A, 6.375%, 11/15/29	11/12 at 100.00	A	621,389
1,000	St. Paul Housing and Redevelopment Authority, Minnesota, Revenue Bonds, Healtheast Inc., Series 2005, 6.000%, 11/15/25	11/15 at 100.00	BBB–	1,060,790
6,280	Washington County, Minnesota, General Obligation Bonds, Capital Improvement Plan, Series 2007A, 3.500%, 2/01/28	8/17 at 100.00	AAA	6,535,156
870	Wayzata, Minnesota, Senior Housing Enhanced Deposit Revenue Bonds, Folkestone Senior Living Community, Series 2012b, 4.875%, 5/01/19	5/14 at 100.00	N/R	880,370
18,520	Total Minnesota			21,052,990
	Mississippi – 0.6% (0.4% of Total Investments)
1,000	Mississippi Business Finance Corporation, Pollution Control Revenue Refunding Bonds, System Energy Resources Inc. Project, Series 1998, 5.875%, 4/01/22	4/13 at 100.00	BBB	1,003,000
2,275	Mississippi Hospital Equipment and Facilities Authority, Revenue Bonds, Baptist Memorial Healthcare, Series 2004B-1, 5.000%, 9/01/24 (UB)	9/14 at 100.00	AA	2,426,447
3,275	Total Mississippi			3,429,447
	Missouri – 2.3% (1.5% of Total Investments)
2,000	Hanley Road Corridor Transportation Development District, Brentwood and Maplewood, Missouri, Transportation Sales Revenue Bonds, Refunding Series 2009A, 5.875%, 10/01/36	10/19 at 100.00	A–	2,230,960
200	Hannibal Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Hannibal Regional Hospital, Series 2006, 5.000%, 3/01/22	3/16 at 100.00	BBB+	208,436
1,000	Jackson County Reorganized School District R-7, Lees Summit, Missouri, General Obligation Bonds, Series 2006, 5.250%, 3/01/26 – NPFG Insured	3/16 at 100.00	Aa1	1,142,090
	Missouri Development Finance Board, Infrastructure Facilities Revenue Bonds, Branson Landing Project, Series 2005A:
780	6.000%, 6/01/20	No Opt. Call	A	897,437
1,525	5.000%, 6/01/35	6/15 at 100.00	A	1,573,937
2,985	Missouri Development Finance Board. Infrastructure Facilities Revenue Bonds, City of Independence, Missouri – Events Center Project, Series 2009F, 6.250%, 4/01/38 (Pre-refunded 4/01/14)	4/14 at 100.00	A– (4)	3,233,442
3,775	Missouri Health and Educational Facilities Authority, Revenue Bonds, Webster University, Series 2011, 5.000%, 4/01/26	4/21 at 100.00	A2	4,276,660
12,265	Total Missouri			13,562,962

34	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Nebraska – 2.4% (1.6% of Total Investments)
$1,965	Douglas County School District 10 Elkhorn, Nebraska, General Obligation Bonds, Public Schools Series 2012, 4.125%, 6/15/26	6/22 at 100.00	AA–	$2,205,261
11,215	Lincoln, Nebraska, Electric System Revenue Bonds, Series 2007A, 4.500%, 9/01/37 – FGIC Insured (UB) (5)	9/17 at 100.00	AA	11,942,854
13,180	Total Nebraska			14,148,115
	Nevada – 1.1% (0.8% of Total Investments)
4,025	Clark County, Nevada, Airport Revenue Bonds, Subordinate Lien Series 2010B, 5.750%, 7/01/42	1/20 at 100.00	A+	4,637,122
1,600	Las Vegas Redevelopment Agency, Nevada, Tax Increment Revenue Bonds, Series 2009A, 8.000%, 6/15/30	6/19 at 100.00	BBB–	1,831,760
175	Nevada State Las Vegas Monorail Company, Series 2012A, 5.500%, 7/15/19 (7)	No Opt. Call	N/R	125,830
52	Nevada State Las Vegas Monorail Company, Series 2012B, 3.000%, 6/30/55 (7)	No Opt. Call	N/R	21,724
5,852	Total Nevada			6,616,436
	New Hampshire – 0.1% (0.1% of Total Investments)
440	New Hampshire Housing Finance Authority, Single Family Mortgage Acquisition Bonds, Series 2007-E, 5.750%, 1/01/37 (Alternative Minimum Tax)	7/17 at 100.00	Aa3	446,024
	New Jersey – 2.4% (1.7% of Total Investments)
	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series 2005P:
1,325	5.250%, 9/01/24	9/15 at 100.00	A+	1,454,625
1,000	5.250%, 9/01/26	9/15 at 100.00	A+	1,101,420
555	New Jersey Economic Development Authority, Student Housing Revenue Bonds, Provident Group-Montclair Properties LLC, Montclair State University Student Housing Project, Series 2010A, 5.750%, 6/01/31	6/20 at 100.00	Baa3	627,267
600	New Jersey Educational Facilities Authority, Revenue Refunding Bonds, University of Medicine and Dentistry of New Jersey, Series 2009B, 7.500%, 12/01/32	6/19 at 100.00	A–	756,714
680	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Series 2007, 5.750%, 7/01/37	7/18 at 100.00	BBB–	723,629
665	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Tender Option Bond Trust PA-4643, 19.767%, 6/01/30 (IF) (5)	6/19 at 100.00	AA	1,022,291
3,425	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding Series 2006A, 5.250%, 12/15/20	No Opt. Call	A+	4,293,820
700	New Jersey Turnpike Authority, Revenue Bonds, Series 2009E, 5.250%, 1/01/40	1/19 at 100.00	A+	789,089
4,250	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A, 4.750%, 6/01/34	6/17 at 100.00	B2	3,685,558
13,200	Total New Jersey			14,454,413
	New Mexico – 0.8% (0.5% of Total Investments)
	Farmington, New Mexico, Hospital Revenue Bonds, San Juan Regional Medical Center Inc., Series 2004A:
880	5.125%, 6/01/17	6/14 at 100.00	A3	924,783
1,295	5.125%, 6/01/19	6/14 at 100.00	A3	1,350,996
2,000	Farmington, New Mexico, Pollution Control Revenue Refunding Bonds, Public Service Company of New Mexico San Juan Project, Series 2010D, 5.900%, 6/01/40	6/20 at 100.00	BBB–	2,236,680
4,175	Total New Mexico			4,512,459
	New York – 14.9% (10.2% of Total Investments)
	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009:
1,945	6.000%, 7/15/30	1/20 at 100.00	BBB–	2,281,952
3,065	6.250%, 7/15/40	1/20 at 100.00	BBB–	3,576,273
1,665	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Series 2005F, 5.000%, 3/15/24 – AMBAC Insured	3/15 at 100.00	AAA	1,831,267
1,500	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A, 5.750%, 2/15/47	2/21 at 100.00	A	1,773,960

Nuveen Investments	35

Nuveen Investment Quality Municipal Fund, Inc. (continued)
NQM	Portfolio of Investments
October 31, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
$4,055	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 4.500%, 2/15/47 – NPFG Insured	2/17 at 100.00	A	$4,208,279
1,000	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Series 2009B, 5.000%, 11/15/34	11/19 at 100.00	AA	1,131,810
2,250	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2005B, 5.000%, 11/15/30 – AMBAC Insured	11/15 at 100.00	A	2,460,240
3,200	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2005F, 5.000%, 11/15/30	11/15 at 100.00	A	3,499,008
	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Bronx Parking Development Company, LLC Project, Series 2007:
500	5.750%, 10/01/37	10/17 at 100.00	N/R	225,905
1,000	5.875%, 10/01/46	10/17 at 102.00	N/R	451,750
2,820	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue Bonds, Fiscal Series 2005B, 5.000%, 6/15/28 (Pre-refunded 12/15/14) – AMBAC Insured	12/14 at 100.00	Aa1 (4)	3,099,406
4,980	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue Bonds, Fiscal Series 2005B, 5.000%, 6/15/28 – AMBAC Insured	12/14 at 100.00	AAA	5,450,809
500	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue Bonds, Tender Option Bond Trust 3484, 17.913%, 6/15/33 (IF)	6/19 at 100.00	AA+	782,520
5,570	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2004C, 5.000%, 2/01/22 (UB)	2/14 at 100.00	AAA	5,886,877
5,000	New York City, New York, General Obligation Bonds, Fiscal Series 2003J, 5.500%, 6/01/20 (Pre-refunded 6/01/13)	6/13 at 100.00	AA (4)	5,154,250
4,200	New York City, New York, General Obligation Bonds, Fiscal Series 2005J, 5.000%, 3/01/25	3/15 at 100.00	AA	4,595,346
7,000	New York City, New York, General Obligation Bonds, Fiscal Series 2005M, 5.000%, 4/01/24 (UB)	4/15 at 100.00	AA	7,681,520
5,000	New York City, New York, General Obligation Bonds, Series 2004C-1, 5.250%, 8/15/20 (UB)	8/14 at 100.00	AA	5,430,100
5,000	New York State Municipal Bond Bank Agency, Special School Purpose Revenue Bonds, Series 2003C, 5.250%, 12/01/19 (Pre-refunded 6/01/13)	6/13 at 100.00	AA– (4)	5,147,250
4,205	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, Series 2004A-1, 5.000%, 3/15/23 (Pre-refunded 3/15/14) – FGIC Insured	3/14 at 100.00	AAA	4,478,956
	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010:
590	5.500%, 12/01/31	12/20 at 100.00	BBB–	683,232
1,325	6.000%, 12/01/42	12/20 at 100.00	BBB–	1,550,316
16,445	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC, Sixth Series 1997, 7.000%, 12/01/12 – NPFG Insured (Alternative Minimum Tax)	No Opt. Call	BBB	16,491,704
1,170	Suffolk County Economic Development Corporation, New York, Revenue Refunding Bonds, Peconic Landing At Southold, Inc. Project, Series 2010, 5.875%, 12/01/30	12/20 at 100.00	BBB–	1,327,552
83,985	Total New York			89,200,282
	North Dakota – 0.5% (0.3% of Total Investments)
2,190	Fargo, North Dakota, Health System Revenue Bonds, Sanford Health, Refunding Series 2011, 6.250%, 11/01/31	11/21 at 100.00	A+	2,688,554
	Ohio – 4.7% (3.2% of Total Investments)
2,705	Akron, Bath and Copley Joint Township Hospital District, Ohio, Hospital Revenue Bonds, Children’s Hospital Medical Center, Improvement & Refunding Series 2012, 4.000%, 11/15/26	5/22 at 100.00	A1	2,808,277
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
3,120	5.125%, 6/01/24	6/17 at 100.00	B	2,725,944
530	5.875%, 6/01/30	6/17 at 100.00	B+	460,072
525	5.750%, 6/01/34	6/17 at 100.00	BB	444,224
1,000	6.500%, 6/01/47	6/17 at 100.00	BB	940,030
1,180	5.875%, 6/01/47	6/17 at 100.00	BB	1,013,231

36	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Ohio (continued)
	Butler County, Ohio, Hospital Facilities Revenue Bonds, UC Health, Series 2010:
$1,000	5.250%, 11/01/29	11/20 at 100.00	BBB+	$1,109,920
1,000	5.750%, 11/01/40	11/20 at 100.00	BBB+	1,146,430
5,000	5.500%, 11/01/40	11/20 at 100.00	BBB+	5,587,150
760	Franklin County, Ohio, Healthcare Facilities Revenue Bonds, Ohio Presbyterian Retirement Services, Improvement Series 2010A, 5.625%, 7/01/26	7/21 at 100.00	BBB	852,796
1,400	Lorain County Port Authority, Ohio, Recovery Zone Facility Economic Development Revenue Bonds, United State Steel Corporation Project, Series 2010, 6.750%, 12/01/40	12/20 at 100.00	BB	1,526,224
5,765	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series 2011A, 6.000%, 11/15/41	11/21 at 100.00	AA–	7,000,497
1,000	Middleburg Heights, Ohio, Hospital Facilities Revenue Bonds, Southwest General Health Center Project, Refunding Series 2011, 5.125%, 8/01/31	8/21 at 100.00	A2	1,092,730
800	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Ohio Valley Electric Corporation Project, Series 2009E, 5.625%, 10/01/19	No Opt. Call	BBB–	961,248
250	Port of Greater Cincinnati Development Authority, Ohio, Economic Development Revenue Bonds, Sisters of Mercy of the Americas, Series 2006, 5.000%, 10/01/25	10/16 at 100.00	A+	261,928
26,035	Total Ohio			27,930,701
	Oklahoma – 1.1% (0.7% of Total Investments)
750	Norman Regional Hospital Authority, Oklahoma, Hospital Revenue Bonds, Series 2005, 5.375%, 9/01/36	9/16 at 100.00	BB+	768,128
5,280	Tulsa County Industrial Authority, Oklahoma, Health Care Revenue Bonds, Saint Francis Health System, Series 2006, 5.000%, 12/15/36 (UB)	12/16 at 100.00	AA+	5,703,668
88	Tulsa County Industrial Authority, Oklahoma, Health Care Revenue Bonds, Saint Francis Health System, Series 2008, Trust 3500, 8.391%, 6/15/30 (IF)	12/16 at 100.00	AA+	100,838
6,118	Total Oklahoma			6,572,634
	Pennsylvania – 3.7% (2.5% of Total Investments)
1,000	Allegheny Country Industrial Development Authority, Pennsylvania, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Refunding Series 2009, 6.750%, 11/01/24	11/19 at 100.00	BB	1,074,220
2,000	Allegheny County Hospital Development Authority, Pennsylvania, University of Pittsburgh Medical Center Revenue Bonds, Series 2009A, 5.375%, 8/15/29	8/19 at 100.00	Aa3	2,269,320
1,000	Bucks County Industrial Development Authority, Pennsylvania, Charter School Revenue Bonds, School Lane Charter School, Series 2007A, 5.000%, 3/15/37	3/17 at 100.00	BBB	1,016,810
3,000	Commonwealth Financing Authority, Pennsylvania, State Appropriation Lease Bonds, Series 2006A, 5.000%, 6/01/26 – AGM Insured (UB)	6/16 at 100.00	AA	3,364,170
1,000	Cumberland County Municipal Authority Revenue Bonds, Pennsylvania, Diakon Lutheran Social Ministries Project, Series 2009, 6.125%, 1/01/29	1/19 at 100.00	BBB+	1,124,930
400	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Edinboro University Foundation Student Housing Project, Series 2010, 6.000%, 7/01/43	7/20 at 100.00	BBB–	453,196
5,125	Pennsylvania Public School Building Authority, Lease Revenue Bonds, School District of Philadelphia, Series 2006B, 4.500%, 6/01/32 – AGM Insured (UB) (5)	12/16 at 100.00	AA	5,363,005
1,595	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Health System Revenue Bonds, Jefferson Health System, Series 2010B, 5.000%, 5/15/40	5/20 at 100.00	AA	1,748,439
1,425	Philadelphia, Pennsylvania, General Obligation Bonds, Refunding Series 2011, 6.500%, 8/01/41	8/20 at 100.00	A2	1,744,870
1,000	St. Mary Hospital Authority, Pennsylvania, Health System Revenue Bonds, Catholic Health East, Series 2004B, 5.500%, 11/15/24 (Pre-refunded 11/15/14)	11/14 at 100.00	A+ (4)	1,102,270
2,350	Union County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Evangelical Community Hospital Project, Refunding and Improvement Series 2011, 5.500%, 8/01/20	No Opt. Call	BBB+	2,707,294
19,895	Total Pennsylvania			21,968,524

Nuveen Investments	37

Nuveen Investment Quality Municipal Fund, Inc. (continued)
NQM	Portfolio of Investments
October 31, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Puerto Rico – 2.3% (1.6% of Total Investments)
$1,225	Puerto Rico Municipal Finance Agency, Series 2005C, 5.250%, 8/01/21 – CIFG Insured	No Opt. Call	AA–	$1,387,190
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A:
1,100	6.375%, 8/01/39	8/19 at 100.00	A+	1,273,195
6,000	6.000%, 8/01/42	8/19 at 100.00	A+	6,645,360
1,500	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2011A-1, 5.250%, 8/01/40	8/21 at 100.00	AA–	1,649,400
14,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 0.000%, 8/01/42 – NPFG Insured	No Opt. Call	AA–	2,730,140
23,825	Total Puerto Rico			13,685,285
	Rhode Island – 0.4% (0.2% of Total Investments)
2,165	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2002A, 6.000%, 6/01/23	11/12 at 100.00	Baa1	2,208,213
	South Carolina – 2.0% (1.4% of Total Investments)
2,000	Berkeley County School District, South Carolina, Installment Purchase Revenue Bonds, Securing Assets for Education, Series 2003, 5.250%, 12/01/24	12/13 at 100.00	Aa3	2,096,440
4,405	Dorchester County School District 2, South Carolina, Installment Purchase Revenue Bonds, GROWTH, Series 2004, 5.250%, 12/01/23	12/14 at 100.00	AA–	4,781,495
5,145	South Carolina JOBS Economic Development Authority, Economic Development Revenue Bonds, Bon Secours Health System Inc., Series 2002B, 5.625%, 11/15/30	11/12 at 100.00	A	5,163,934
11,550	Total South Carolina			12,041,869
	South Dakota – 0.3% (0.2% of Total Investments)
1,750	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sioux Valley Hospitals, Series 2004A, 5.500%, 11/01/31	11/14 at 100.00	A+	1,831,358
	Tennessee – 3.3% (2.3% of Total Investments)
3,200	Johnson City Health and Educational Facilities Board, Tennessee, Revenue Bonds, Mountain States Health Alliance, Series 2006A, 5.500%, 7/01/36	7/16 at 100.00	BBB+	3,395,072
	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Belmont University Project, Series 2012:
3,000	5.000%, 11/01/23	11/21 at 100.00	BBB+	3,423,180
3,200	5.000%, 11/01/24	11/21 at 100.00	BBB+	3,609,472
3,400	5.000%, 11/01/25	11/21 at 100.00	BBB+	3,804,770
5,000	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Refunding Bonds, Vanderbilt University, Series 2009B, 5.000%, 10/01/39	10/19 at 100.00	AA+	5,662,000
	Sumner County Health, Educational, and Housing Facilities Board, Tennessee, Revenue Refunding Bonds, Sumner Regional Health System Inc., Series 2007:
700	5.500%, 11/01/37 (6)	11/17 at 100.00	N/R	14,063
1,200	5.500%, 11/01/46 (6)	11/17 at 100.00	N/R	24,108
19,700	Total Tennessee			19,932,665
	Texas – 11.7% (8.0% of Total Investments)
5,000	Board of Regents, University of Texas System, Financing System Revenue Bonds, Series 2006F, 4.250%, 8/15/36 (UB)	2/17 at 100.00	Aaa	5,242,400
	Bryan, Brazos County, Texas, Electric System Revenue Bonds, Refunding Series 2012:
1,000	5.000%, 7/01/28	7/22 at 100.00	A+	1,169,910
1,000	5.000%, 7/01/29	7/22 at 100.00	A+	1,164,430
1,250	Central Texas Regional Mobility Authority, Senior Lien Revenue Bonds, Series 2010, 5.750%, 1/01/25	1/20 at 100.00	BBB–	1,450,025
12,030	Houston, Texas, Junior Lien Water and Sewerage System Revenue Refunding Bonds, Series 1998A, 0.000%, 12/01/22 – AGM Insured (ETM)	No Opt. Call	AA+ (4)	9,621,353

38	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$4,680	Houston, Texas, Junior Lien Water and Sewerage System Revenue Refunding Bonds, Series 1998A, 0.000%, 12/01/22 – AGM Insured	No Opt. Call	AA+	$3,557,596
	Kerrville Health Facilities Development Corporation, Texas, Revenue Bonds, Sid Peterson Memorial Hospital Project, Series 2005:
800	5.250%, 8/15/21	2/16 at 100.00	BBB–	843,192
1,220	5.125%, 8/15/26	2/16 at 100.00	BBB–	1,257,466
1,100	North Texas Tollway Authority, First Tier System Revenue Refunding Bonds, Series 2008A, 5.750%, 1/01/40 – AGC Insured	1/18 at 100.00	AA–	1,275,989
3,150	North Texas Tollway Authority, Second Tier System Revenue Refunding Bonds, Series 2008F, 5.750%, 1/01/38	1/18 at 100.00	A3	3,476,687
1,960	North Texas Tollway Authority, Special Projects System Revenue Bonds, Series 2011A, 0.000%, 9/01/43	9/31 at 100.00	AA	1,517,079
1,100	North Texas Tollway Authority, System Revenue Bonds, First Tier Series 2009A, 6.250%, 1/01/39	1/19 at 100.00	A2	1,264,769
1,000	Sabine River Authority, Texas, Pollution Control Revenue Bonds, TXU Electric Company, Series 2001C, 5.200%, 5/01/28	11/15 at 100.00	CCC	99,250
3,960	Stafford Economic Development Corporation, Texas, Sales Tax Revenue Bonds, Series 2000, 5.500%, 9/01/30 – FGIC Insured	9/15 at 100.00	A+	4,265,395
1,910	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Scott & White HealthCare Project, Series 2010, 5.500%, 8/15/45	8/20 at 100.00	AA–	2,164,870
7,500	Tarrant County Cultural & Educational Facilities Financing Corporation, Texas, Revenue Bonds, Texas Health Resources, Series 2007A, 5.000%, 2/15/36 (UB)	2/17 at 100.00	AA–	8,090,325
410	Tarrant County Health Facilities Development Corporation, Texas, GNMA Collateralized Mortgage Loan Revenue Bonds, Eastview Nursing Home, Ebony Lake Nursing Center, Ft. Stockton Nursing Center, Lynnhaven Nursing Center and Mission Oaks Manor, Series 2000A-1, 7.500%, 12/20/22	12/12 at 103.00	Aaa	427,683
650	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds, Senior Lien Series 2008D, 6.250%, 12/15/26	No Opt. Call	A–	823,869
1,620	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, NTE Mobility Partners LLC North Tarrant Express Managed Lanes Project, Series 2009, 6.875%, 12/31/39	12/19 at 100.00	Baa2	1,969,547
	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, LBJ Infrastructure Group LLC IH-635 Managed Lanes Project, Series 2010:
1,000	7.000%, 6/30/34	6/20 at 100.00	Baa3	1,248,760
1,000	7.000%, 6/30/40	6/20 at 100.00	Baa3	1,237,300
1,000	Texas Public Finance Authority, Charter School Finance Corporation Revenue Bonds, Idea Public School Project, Series 2007A, 5.000%, 8/15/37 – ACA Insured	8/17 at 100.00	BBB	1,028,200
	Texas Turnpike Authority, Central Texas Turnpike System Revenue Bonds, First Tier Series 2002A:
10,000	0.000%, 8/15/21 – AMBAC Insured	No Opt. Call	A–	7,337,900
12,000	0.000%, 8/15/23 – AMBAC Insured	No Opt. Call	A–	7,895,400
1,125	Travis County Health Facilities Development Corporation, Texas, Revenue Bonds, Westminster Manor, Series 2010, 7.000%, 11/01/30	11/20 at 100.00	BB+	1,337,164
77,465	Total Texas			69,766,559
	Virgin Islands – 0.2% (0.1% of Total Investments)
250	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Subordinate Lien Series 2009A, 6.000%, 10/01/39	10/19 at 100.00	Baa3	276,208
820	Virgin Islands Public Finance Authority, Matching Fund Revenue Loan Note – Diageo Project, Series 2009A, 6.750%, 10/01/37	10/19 at 100.00	BBB	971,257
1,070	Total Virgin Islands			1,247,465

Nuveen Investments	39

Nuveen Investment Quality Municipal Fund, Inc. (continued)
NQM	Portfolio of Investments
October 31, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Virginia – 0.9% (0.6% of Total Investments)
$1,000	Amherst Industrial Development Authority, Virginia, Revenue Bonds, Sweet Briar College, Series 2006, 5.000%, 9/01/26	9/16 at 100.00	BBB	$1,050,760
345	Chesapeake, Virginia, Transportation System Senior Toll Road Revenue Bonds, Capital Appreciation Series 2012B, 0.000%, 7/15/40 (WI/DD, Settling 11/15/12)	7/28 at 100.00	BBB	209,474
1,810	Virginia Beach Development Authority, Virginia, Multifamily Residential Rental Housing Revenue Bonds, Hamptons and Hampton Court Apartments, Series 1999, 7.500%, 10/01/39 (Alternative Minimum Tax)	10/14 at 102.00	N/R	1,881,966
2,000	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012, 6.000%, 1/01/37 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	2,307,540
5,155	Total Virginia			5,449,740
	Washington – 1.8% (1.2% of Total Investments)
11,345	Chelan County Public Utility District 1, Washington, Columbia River-Rock Island Hydro-Electric System Revenue Refunding Bonds, Series 1997A, 0.000%, 6/01/19 – NPFG Insured	No Opt. Call	AA+	9,732,081
1,000	Washington State Health Care Facilities Authority, Revenue Bonds, Northwest Hospital and Medical Center of Seattle, Series 2007, 5.700%, 12/01/32	12/17 at 100.00	N/R	1,027,420
12,345	Total Washington			10,759,501
	West Virginia – 0.5% (0.4% of Total Investments)
1,950	West Virginia Hospital Finance Authority , Hospital Revenue Bonds, Charleston Area Medical Center, Series 2009A, 5.625%, 9/01/32	9/19 at 100.00	A3	2,166,626
1,000	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Thomas Health System, Inc., Series 2008, 6.500%, 10/01/38	10/18 at 100.00	N/R	1,043,210
2,950	Total West Virginia			3,209,836
	Wisconsin – 3.0% (2.1% of Total Investments)
815	Monroe Redevelopment Authority, Wisconsin, Development Revenue Bonds, The Monroe Clinic, Inc., Series 2009, 5.875%, 2/15/39	2/19 at 100.00	A3	926,564
1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Beloit Health System, Inc., Series 2010B, 5.125%, 4/01/36	4/20 at 100.00	A–	1,051,558
1,150	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Fort Healthcare Inc., Series 2004, 5.750%, 5/01/24	5/14 at 100.00	BBB+	1,209,774
2,750	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Gundersen Lutheran, Series 2011A, 5.250%, 10/15/39	10/21 at 100.00	A+	3,046,944
	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Healthcare System, Series 2006:
3,500	5.250%, 8/15/21	8/16 at 100.00	A–	3,797,394
1,780	5.250%, 8/15/26	8/16 at 100.00	A–	1,894,417
1,000	5.250%, 8/15/34	8/16 at 100.00	A–	1,059,899

40	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Wisconsin (continued)
$4,600	Wisconsin State, General Obligation Bonds, Series 2006A, 4.750%, 5/01/25 – FGIC Insured (UB) (5)	5/16 at 100.00	AA	$5,202,048
16,595	Total Wisconsin			18,188,598
$855,998	Total Investments (cost $779,894,462) – 146.4%			873,348,311
	Floating Rate Obligations – (12.9)%			(76,992,000)
	Variable Rate Demand Preferred Shares, at Liquidation Value – (35.5)% (8)			(211,800,000)
	Other Assets Less Liabilities – 2.0%			12,127,457
	Net Assets Applicable to Common Shares – 100%			$596,683,768

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)
At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing security, in the case of a bond, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(7)
Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Directors. For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

(8)	Variable Rate Demand Preferred Shares, at Liquidation Value as a percentage of Total Investments is 24.3%.
N/R	Not rated.
WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Nuveen Investments	41

Nuveen Select Quality Municipal Fund, Inc.
NQS	Portfolio of Investments
October 31, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Alaska – 1.9% (1.4% of Total Investments)
$500	Alaska Housing Finance Corporation, General Housing Purpose Bonds, Series 2005A, 5.000%, 12/01/26 – FGIC Insured (UB)	12/14 at 100.00	AA+	$518,930
6,000	Alaska Housing Finance Corporation, General Housing Purpose Bonds, Series 2005B-2, 5.250%, 12/01/30 – NPFG Insured	6/15 at 100.00	AA+	6,282,720
2,000	Kenai Peninsula Borough, Alaska, General Obligation Bonds, Central Kenai Peninsula Hospital Service Area, Series 2003, 5.000%, 8/01/23 – FGIC Insured	8/13 at 100.00	A1	2,063,360
1,845	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 4.625%, 6/01/23	6/14 at 100.00	Ba1	1,850,517
10,345	Total Alaska			10,715,527
	Arizona – 4.4% (3.1% of Total Investments)
3,500	Arizona School Facilities Board, Certificates of Participation, Series 2003A, 5.000%, 9/01/13 – NPFG Insured	No Opt. Call	A+	3,638,950
2,300	Phoenix Civic Improvement Corporation, Arizona, Senior Lien Airport Revenue Bonds, Series 2008A, 5.000%, 7/01/33	7/18 at 100.00	AA–	2,562,729
1,000	Pima County Industrial Development Authority, Arizona, Revenue Bonds, Tucson Electric Power Company, Series 2010A, 5.250%, 10/01/40	10/20 at 100.00	BBB	1,095,440
3,305	Salt River Project Agricultural Improvement and Power District, Arizona, Electric System Revenue Bonds, Series 2002B, 5.000%, 1/01/26 (Pre-refunded 1/01/13)	1/13 at 100.00	Aa1 (4)	3,331,539
3,750	Salt River Project Agricultural Improvement and Power District, Arizona, Electric System Revenue Bonds, Series 2003, 5.000%, 12/01/18 – NPFG Insured	12/13 at 100.00	Aa2	3,926,100
8,000	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007, 5.000%, 12/01/37	No Opt. Call	A–	9,271,520
750	Scottsdale Industrial Development Authority, Arizona, Hospital Revenue Bonds, Scottsdale Healthcare, Series 2008A, 5.250%, 9/01/30	9/13 at 100.00	A2	759,510
22,605	Total Arizona			24,585,788
	Arkansas – 0.5% (0.3% of Total Investments)
2,480	Little Rock, Arkansas, Hotel and Restaurant Gross Receipts Tax Refunding Bonds, Series 1993, 7.375%, 8/01/15	No Opt. Call	A2	2,650,525
	California – 12.9% (9.1% of Total Investments)
	Calexico Unified School District, Imperial County, California, General Obligation Bonds, Series 2005B:
3,685	0.000%, 8/01/31 – FGIC Insured	No Opt. Call	A	1,378,116
4,505	0.000%, 8/01/33 – FGIC Insured	No Opt. Call	A	1,495,660
1,990	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Sonoma County Tobacco Securitization Corporation, Series 2005, 5.000%, 6/01/26	6/15 at 100.00	B–	1,945,802
1,500	California State, General Obligation Bonds, Various Purpose Series 2006, 4.500%, 10/01/29	10/16 at 100.00	A1	1,622,025
5,000	California State, General Obligation Bonds, Various Purpose Series 2012, 2.000%, 2/01/13	No Opt. Call	A1	5,022,550
1,550	California Statewide Community Development Authority, Revenue Bonds, St. Joseph Health System, Series 2007A, 5.750%, 7/01/47 – FGIC Insured	7/18 at 100.00	AA–	1,750,539
1,000	Coachella Valley Unified School District, Riverside County, California, General Obligation Bonds, Series 2005A, 0.000%, 8/01/30 – FGIC Insured	No Opt. Call	A1	412,970
	Colton Joint Unified School District, San Bernardino County, California, General Obligation Bonds, Series 2006C:
3,200	0.000%, 2/01/30 – FGIC Insured	2/15 at 45.69	Aa3	1,303,424
6,800	0.000%, 2/01/35 – FGIC Insured	2/15 at 34.85	Aa3	1,974,380
	Cupertino Union School District, Santa Clara County, California, General Obligation Bonds, Series 2003B:
8,100	0.000%, 8/01/24 – FGIC Insured	8/13 at 58.68	Aa1	4,622,022
11,430	0.000%, 8/01/27 – FGIC Insured	8/13 at 49.99	Aa1	5,534,063
7,000	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Revenue Bonds, Tender Option Bonds Trust 2040, 10.235%, 6/01/45 – FGIC Insured (IF)	6/15 at 100.00	A2	7,378,210

42	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$4,500	Hemet Unified School District, Riverside County, California, General Obligation Bonds, Series 2008B, 5.125%, 8/01/37 – AGC Insured	8/16 at 102.00	AA–	$4,985,685
1,045	Lake Tahoe Unified School District, El Dorado County, California, General Obligation Bonds, Series 2001B, 0.000%, 8/01/31 – NPFG Insured	No Opt. Call	Aa3	425,879
2,000	Murrieta Valley Unified School District Public Financing Authority, California, Special Tax Revenue Bonds, Series 2006A, 5.125%, 9/01/26 – AGM Insured	9/16 at 100.00	AA–	2,143,140
2,500	Palm Springs Unified School District, Riverside County, California, General Obligation Bonds, Series 2006A, 5.000%, 8/01/31 – AGM Insured	8/14 at 102.00	AA–	2,720,625
2,350	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009, 6.750%, 11/01/39	11/19 at 100.00	Baa3	2,659,237
2,000	Pasadena, California, Certificates of Participation, Refunding Series 2008C, 5.000%, 2/01/33	2/18 at 100.00	AA+	2,206,680
6,195	Peralta Community College District, Alameda County, California, General Obligation Bonds, Election of 2006, Series 2007B, 5.000%, 8/01/37 – AGM Insured	8/17 at 100.00	AA–	6,712,283
6,000	Placentia-Yorba Linda Unified School District, Orange County, California, Certificates of Participation, Series 2006, 0.000%, 10/01/34 – FGIC Insured	No Opt. Call	A+	1,889,520
5,000	Riverside County Asset Leasing Corporation, California, Leasehold Revenue Bonds, Riverside County Hospital Project, Series 1997, 0.000%, 6/01/25 – NPFG Insured	No Opt. Call	A+	2,572,400
3,205	San Diego Community College District, California, General Obligation Bonds, Series 2005, 5.000%, 5/01/25 (Pre-refunded 5/01/15) – AGM Insured	5/15 at 100.00	AA+ (4)	3,576,652
5,000	Santa Monica Community College District, Los Angeles County, California, General Obligation Bonds, Series 2005C, 0.000%, 8/01/26 – NPFG Insured	8/15 at 58.09	Aa1	2,594,450
2,460	Santee School District, County, California, General Obligation Bonds, Capital Appreciation, Election 2006, Series 2008D, 0.000%, 8/01/33 – AGC Insured	No Opt. Call	AA–	860,803
3,000	University of California, General Revenue Bonds, Series 2005F, 4.750%, 5/15/25 – AGM Insured	5/13 at 101.00	Aa1	3,100,380
2,500	Yuma Community College District, California, General Obligation Bonds, Series 2007B, 0.000%, 8/01/33 – AMBAC Insured	8/17 at 45.45	Aa2	846,275
103,515	Total California			71,733,770
	Colorado – 6.3% (4.4% of Total Investments)
3,435	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2009A, 5.500%, 7/01/34	7/19 at 100.00	AA–	3,933,487
1,150	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Poudre Valley Health System, Series 2005C, 5.250%, 3/01/40 – AGM Insured	9/18 at 102.00	AA–	1,262,666
5,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Series 2010A, 5.000%, 1/01/40	1/20 at 100.00	AA	5,450,000
1,500	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Valley View Hospital Association, Series 2007, 5.250%, 5/15/42	5/17 at 100.00	BBB+	1,551,600
1,500	Denver Convention Center Hotel Authority, Colorado, Revenue Bonds, Convention Center Hotel, Senior Lien Series 2006, 4.625%, 12/01/30 – SYNCORA GTY Insured	11/16 at 100.00	BBB–	1,534,065
	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 1997B:
1,420	0.000%, 9/01/23 – NPFG Insured	No Opt. Call	BBB	872,022
9,615	0.000%, 9/01/25 – NPFG Insured	No Opt. Call	BBB	5,221,137
13,000	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004B, 0.000%, 9/01/34 – NPFG Insured	9/20 at 45.40	BBB	3,869,190
5,000	Ebert Metropolitan District, Colorado, Limited Tax General Obligation Bonds, Series 2007, 5.350%, 12/01/37 – RAAI Insured	12/17 at 100.00	N/R	4,610,150
	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010:
2,500	6.500%, 1/15/30	7/20 at 100.00	Baa3	3,043,100
3,115	6.000%, 1/15/34	7/20 at 100.00	Baa3	3,631,062
47,235	Total Colorado			34,978,479

Nuveen Investments	43

Nuveen Select Quality Municipal Fund, Inc. (continued)
NQS	Portfolio of Investments
October 31, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	District of Columbia – 2.7% (1.9% of Total Investments)
	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2001:
$1,960	6.250%, 5/15/24	11/12 at 100.00	A1	$1,999,122
5,580	6.500%, 5/15/33	No Opt. Call	Baa1	6,622,735
5,000	District of Columbia, General Obligation Bonds, Series 1998B, 6.000%, 6/01/19 – NPFG Insured	No Opt. Call	Aa2	6,389,850
12,540	Total District of Columbia			15,011,707
	Florida – 4.8% (3.4% of Total Investments)
2,000	Florida State Board of Education, Full Faith and Credit Public Education Capital Outlay Bonds, Series 2003D, 5.000%, 6/01/13	No Opt. Call	AAA	2,055,960
2,500	Miami-Dade County School Board, Florida, Certificates of Participation, Series 2003D, 5.000%, 8/01/19 (Pre-refunded 8/01/13) – FGIC Insured	8/13 at 100.00	A1 (4)	2,588,900
4,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2010B, 5.000%, 10/01/28	10/20 at 100.00	A	4,552,360
1,820	Miami-Dade County, Florida, Special Obligation Bonds, Capital Asset Acquisition, Series 2004B, 5.000%, 4/01/13 – NPFG Insured	No Opt. Call	Aa3	1,854,416
9,250	Port Saint Lucie, Florida, Special Assessment Revenue Bonds, Southwest Annexation District 1B, Series 2007, 5.000%, 7/01/40 – NPFG Insured	7/17 at 100.00	BBB	9,568,015
2,685	South Broward Hospital District, Florida, Hospital Refunding Revenue Bonds, Memorial Health System, Series 2006, 5.000%, 5/01/21 – NPFG Insured	5/16 at 100.00	AA–	3,012,087
2,500	South Miami Health Facilities Authority, Florida, Revenue Bonds, Baptist Health Systems of South Florida, Tender Option Bond Trust 11151, 17.684%, 2/15/15 (IF)	No Opt. Call	AA	3,292,400
24,755	Total Florida			26,924,138
	Georgia – 0.6% (0.4% of Total Investments)
3,000	Medical Center Hospital Authority, Georgia, Revenue Anticipation Certificates, Columbus Regional Healthcare System, Inc. Project, Series 2008, 6.500%, 8/01/38 – AGC Insured	8/18 at 100.00	AA–	3,496,290
	Illinois – 17.0% (12.0% of Total Investments)
1,470	Chicago Board of Education, Cook County, Illinois, General Obligation Bonds, Dedicated Revenues Series 2011A, 5.000%, 12/01/41	12/21 at 100.00	A+	1,583,896
	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax Revenues, Series 1998B-1:
3,855	0.000%, 12/01/25 – FGIC Insured	No Opt. Call	A+	2,260,148
3,025	0.000%, 12/01/31 – FGIC Insured	No Opt. Call	A+	1,261,728
1,500	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax Revenues, Series 1999A, 5.500%, 12/01/26 – FGIC Insured	No Opt. Call	A+	1,888,245
29,145	Chicago, Illinois, General Obligation Bonds, City Colleges, Series 1999, 0.000%, 1/01/38 – FGIC Insured	No Opt. Call	AA–	8,317,692
1,250	Chicago, Illinois, Motor Fuel Tax Revenue Bonds, Series 2003A, 5.000%, 1/01/33 – AMBAC Insured	7/13 at 100.00	AA+	1,263,963
1,825	Chicago, Illinois, Third Lien General Airport Revenue Bonds, O’Hare International Airport, Series 2005A, 5.250%, 1/01/26 – NPFG Insured	1/16 at 100.00	A2	2,024,162
5,000	Illinois Educational Facilities Authority, Revenue Bonds, University of Chicago, Refunding Series 2003A, 5.000%, 7/01/33 (Pre-refunded 7/01/13)	7/13 at 100.00	Aa1 (4)	5,159,300
1,500	Illinois Finance Authority, Revenue Bonds, Central DuPage Health, Series 2009B, 5.500%, 11/01/39	11/19 at 100.00	AA	1,693,275
2,000	Illinois Finance Authority, Revenue Bonds, Children’s Memorial Hospital, Series 2008A, 5.250%, 8/15/47 – AGC Insured (UB)	8/18 at 100.00	AA–	2,152,220
1,000	Illinois Finance Authority, Revenue Bonds, Edward Health Services Corporation, Series 2008A, 5.500%, 2/01/40 – AMBAC Insured	2/18 at 100.00	A+	1,080,410
2,875	Illinois Finance Authority, Revenue Bonds, Elmhurst Memorial Healthcare, Series 2008A, 5.625%, 1/01/37	1/18 at 100.00	BBB+	3,120,985

44	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$1,925	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2007A, 5.750%, 11/15/37	11/17 at 100.00	A	$2,118,328
10,000	Illinois Finance Authority, Revenue Bonds, Palos Community Hospital, Series 2010C, 5.125%, 5/15/35	5/20 at 100.00	AA–	10,988,500
3,975	Illinois Finance Authority, Revenue Bonds, Sherman Health Systems, Series 2007A, 5.500%, 8/01/37	8/17 at 100.00	BBB	4,359,104
2,500	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center, Series 2011C, 5.500%, 8/15/41	2/21 at 100.00	AA–	2,850,150
5,000	Illinois Finance Authority, Revenue Refunding Bonds, Silver Cross Hospital and Medical Centers, Series 2008A, 5.500%, 8/15/30	8/18 at 100.00	BBB+	5,341,200
2,000	Illinois Health Facilities Authority, Revenue Bonds, Midwest Care Center I Inc., Series 2001, 5.950%, 2/20/36	2/13 at 100.00	Aa1	2,014,680
4,605	Illinois Health Facilities Authority, Revenue Bonds, Sherman Health Systems, Series 1997, 5.250%, 8/01/17 – AMBAC Insured	11/12 at 100.00	BBB	4,616,144
8,945	Lake and McHenry Counties Community Unit School District 118, Wauconda, Illinois, General Obligation Bonds, Series 2005B, 0.000%, 1/01/21 – AGM Insured	1/15 at 74.44	Aa3	6,189,135
9,000	McHenry County Community Unit School District 200, Woodstock, Illinois, General Obligation Bonds, Series 2006B, 0.000%, 1/15/23 – FGIC Insured	No Opt. Call	Aa2	6,235,650
2,335	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Refunding Series 2010B-2, 5.000%, 6/15/50	6/20 at 100.00	AAA	2,545,430
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A:
6,700	0.000%, 12/15/23 – NPFG Insured	No Opt. Call	AAA	4,378,316
1,100	0.000%, 12/15/35 – NPFG Insured	No Opt. Call	AAA	364,452
3,805	0.000%, 6/15/41 – NPFG Insured	No Opt. Call	AAA	919,250
8,910	University of Illinois, Auxiliary Facilities Systems Revenue Bonds, Series 2006, 5.000%, 4/01/27 – NPFG Insured	4/16 at 100.00	Aa2	9,902,218
125,245	Total Illinois			94,628,581
	Indiana – 2.6% (1.9% of Total Investments)
2,000	Delaware County Hospital Authority, Indiana, Hospital Revenue Bonds, Cardinal Health System, Series 2006, 5.250%, 8/01/36	8/16 at 100.00	Baa2	2,117,920
2,750	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series 2011B, 5.000%, 10/01/41	10/21 at 100.00	AA–	3,053,518
2,805	Indiana Health Facility Financing Authority, Hospital Revenue Bonds, Deaconess Hospital Inc., Series 2004A, 5.375%, 3/01/34 – AMBAC Insured	3/14 at 100.00	A+	2,860,848
2,000	Indiana Health Facility Financing Authority, Revenue Bonds, Community Foundation of Northwest Indiana, Series 2007, 5.500%, 3/01/37	3/17 at 100.00	A–	2,162,360
2,225	Indiana Municipal Power Agency, Power Supply Revenue Bonds, Series 2007A, 5.000%, 1/01/42 – NPFG Insured	1/17 at 100.00	A+	2,403,868
1,895	New Albany-Floyd County School Building Corporation, Indiana, First Mortgage Bonds, Series 2005, 5.000%, 7/15/26 – AGM Insured	7/15 at 100.00	AA+	2,058,842
13,675	Total Indiana			14,657,356
	Iowa – 0.5% (0.4% of Total Investments)
3,100	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C, 5.625%, 6/01/46	6/15 at 100.00	B+	2,928,415
	Kansas – 1.4% (1.0% of Total Investments)
3,790	Kansas Department of Transportation, Highway Revenue Bonds, Series 2004A, 5.000%, 3/01/23 (Pre-refunded 3/01/14)	3/14 at 100.00	AAA	4,028,505
3,710	Overland Park Development Corporation, Kansas, First Tier Revenue Bonds, Overland Park Convention Center, Series 2007A, 5.125%, 1/01/22 – AMBAC Insured	1/17 at 100.00	BB+	3,809,020
7,500	Total Kansas			7,837,525

Nuveen Investments	45

Nuveen Select Quality Municipal Fund, Inc. (continued)
NQS	Portfolio of Investments
October 31, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Kentucky – 1.2% (0.9% of Total Investments)
$5,000	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Baptist Healthcare System Obligated Group, Series 2011, 5.250%, 8/15/46	8/21 at 100.00	AA–	$5,562,000
1,000	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc., Series 2008-A1, 6.000%, 12/01/33 – AGC Insured	6/18 at 100.00	AA–	1,114,760
6,000	Total Kentucky			6,676,760
	Louisiana – 1.1% (0.8% of Total Investments)
5,000	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2007A, 5.375%, 5/15/43	5/17 at 100.00	Baa1	5,245,650
985	Tobacco Settlement Financing Corporation, Louisiana, Tobacco Settlement Asset-Backed Bonds, Series 2001B, 5.500%, 5/15/30	11/12 at 100.00	A1	1,009,605
5,985	Total Louisiana			6,255,255
	Maine – 0.3% (0.2% of Total Investments)
	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, MaineGeneral Medical Center, Series 2011:
1,000	6.750%, 7/01/36	7/21 at 100.00	Baa3	1,215,620
210	6.750%, 7/01/41	7/21 at 100.00	Baa3	253,212
1,210	Total Maine			1,468,832
	Massachusetts – 2.8% (2.0% of Total Investments)
4,410	Massachusetts Department of Transportation, Metropolitan Highway System Revenue Bonds, Senior Lien Series 2010B, 5.000%, 1/01/32	1/20 at 100.00	A+	4,934,084
2,000	Massachusetts Development Finance Authority, Revenue Bonds, 100 Cambridge Street Redevelopment, M/SRBC Project, Series 2002A, 5.125%, 2/01/34 – NPFG Insured	11/12 at 100.00	BBB	2,002,000
500	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, CareGroup Inc., Series 2008E-1 &2, 5.125%, 7/01/38	7/18 at 100.00	A–	529,930
2,300	Massachusetts Health and Educational Facilities Authority, Revenue Refunding Bonds, Suffolk University Issue, Series 2009A, 5.750%, 7/01/39	7/19 at 100.00	BBB	2,569,698
4,355	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Series 2005A, 5.000%, 8/15/30 – AGM Insured	8/15 at 100.00	AA+	4,803,042
645	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Series 2005A, 5.000%, 8/15/30 (Pre-refunded 8/15/15) – AGM Insured	8/15 at 100.00	Aa1 (4)	727,741
14,210	Total Massachusetts			15,566,495
	Michigan – 8.1% (5.8% of Total Investments)
1,975	Detroit Water and Sewerage Department, Michigan, Sewage Disposal System Revenue Bonds, Refunding Senior Lien Series 2012A, 5.000%, 7/01/32	7/22 at 100.00	A+	2,108,253
540	Detroit, Michigan, General Obligation Bonds, Series 2003A, 5.250%, 4/01/19 – SYNCORA GTY Insured	4/13 at 100.00	B	512,600
3,500	Detroit, Michigan, Second Lien Sewerage Disposal System Revenue Bonds, Series 2005A, 5.000%, 7/01/35 – NPFG Insured	7/15 at 100.00	A	3,601,360
7,745	Detroit, Michigan, Senior Lien Sewerage Disposal System Revenue Bonds, Remarketed Series 1998A, 5.250%, 7/01/21 – NPFG Insured	7/17 at 100.00	A+	8,599,816
500	Detroit, Michigan, Senior Lien Water Supply System Revenue Bonds, Refunding Series 2005C, 5.000%, 7/01/18 – FGIC Insured	7/15 at 100.00	A+	537,130
2,000	Detroit, Michigan, Sewage Disposal System Revenue Bonds, Second Lien Series 2006A, 5.500%, 7/01/36 – BHAC Insured	7/18 at 100.00	AA+	2,268,160
1,700	Detroit, Michigan, Water Supply System Revenue Bonds, Senior Lien Series 2011A, 5.250%, 7/01/41	7/21 at 100.00	A+	1,813,815
8,125	Michigan State Building Authority, Revenue Bonds, Facilities Program, Series 2005II, 5.000%, 10/15/29 – AMBAC Insured	10/15 at 100.00	Aa3	8,844,306
2,000	Michigan State Building Authority, Revenue Bonds, Refunding Series 2006IA, 0.000%, 10/15/21 – FGIC Insured	10/16 at 79.00	Aa3	1,409,280

46	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Michigan (continued)
$3,000	Michigan State Building Authority, Revenue Refunding Bonds, Facilities Program, Series 2003II, 5.000%, 10/15/29 – NPFG Insured	10/13 at 100.00	Aa3	$3,102,270
7,500	Michigan Strategic Fund, Limited Obligation Revenue Refunding Bonds, Detroit Edison Company, Series 2002C, 5.450%, 12/15/32 – SYNCORA GTY Insured (Alternative Minimum Tax)	12/12 at 100.00	BBB+	7,511,100
5,155	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital, Series 2001M, 5.250%, 11/15/35 – NPFG Insured	11/12 at 100.00	A1	5,160,567
43,740	Total Michigan			45,468,657
	Minnesota – 1.4% (1.0% of Total Investments)
2,275	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Refunding Subordinate Lien Series 2005C, 5.000%, 1/01/31 – FGIC Insured	1/15 at 100.00	A	2,409,726
2,600	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Series 2003A, 5.000%, 1/01/22 (Pre-refunded 1/01/13) – NPFG Insured	1/13 at 100.00	A (4)	2,620,878
2,765	Saint Francis Independent School District 15, Minnesota, General Obligation Bonds, Refunding Series 2005B, 5.000%, 2/01/13 – AGM Insured	No Opt. Call	Aa2	2,798,208
7,640	Total Minnesota			7,828,812
	Mississippi – 0.5% (0.3% of Total Investments)
2,475	Mississippi Hospital Equipment and Facilities Authority, Revenue Bonds, Baptist Memorial Healthcare, Series 2004B-1, 5.000%, 9/01/24 (UB)	9/14 at 100.00	AA	2,639,761
	Missouri – 2.4% (1.7% of Total Investments)
1,585	Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Mass Transit Sales Tax Appropriation Bonds, Metrolink Cross County Extension Project, Series 2002B, 5.000%, 10/01/32 – AGM Insured	10/13 at 100.00	AA–	1,636,925
5,000	Kansas City Municipal Assistance Corporation, Missouri, Leasehold Revenue Bonds, Series 2004B-1, 0.000%, 4/15/28 – AMBAC Insured	No Opt. Call	AA–	2,632,100
8,975	Missouri State Board of Public Building, Special Obligation Bonds, Series 2003A, 4.500%, 10/15/21 (Pre-refunded 10/15/13)	10/13 at 100.00	Aa1 (4)	9,341,001
15,560	Total Missouri			13,610,026
	Nebraska – 1.2% (0.8% of Total Investments)
6,100	Omaha Convention Hotel Corporation, Nebraska, Convention Center Revenue Bonds, Series 2007, 5.000%, 2/01/35 – AMBAC Insured	2/17 at 100.00	Aa3	6,519,009
	Nevada – 2.9% (2.1% of Total Investments)
5,040	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Water Improvement Series 2003A Refunding, 5.000%, 6/01/32 – FGIC Insured	12/12 at 100.00	AA+	5,060,261
45	Nevada State Las Vegas Monorail Company, Series 2012A, 5.500%, 7/15/19 (5)	No Opt. Call	N/R	32,585
14	Nevada State Las Vegas Monorail Company, Series 2012B, 3.000%, 6/30/55 (5)	No Opt. Call	N/R	5,626
2,280	North Las Vegas, Nevada, General Obligation Bonds, Wastewater Reclamation System Series 2006, 5.000%, 10/01/25 – NPFG Insured	10/16 at 100.00	A	2,402,550
5,000	North Las Vegas, Nevada, General Obligation Bonds, Series 2006, 5.000%, 5/01/36 – NPFG Insured	5/16 at 100.00	A	5,128,150
2,500	Reno, Neveda, Health Facility Revenue Bonds, Catholic Healthcare West, Series 2007A, Trust 2634, 18.354%, 7/01/31 – BHAC Insured (IF) (6)	7/17 at 100.00	AA+	3,857,300
14,879	Total Nevada			16,486,472
	New Hampshire – 1.0% (0.7% of Total Investments)
5,000	New Hampshire Business Finance Authority, Revenue Bonds, Elliot Hospital Obligated Group Issue, Series 2009A, 6.125%, 10/01/39	10/19 at 100.00	Baa1	5,663,700

Nuveen Investments	47

Nuveen Select Quality Municipal Fund, Inc. (continued)
NQS	Portfolio of Investments
October 31, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New Jersey – 3.7% (2.6% of Total Investments)
$16,840	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Barnabas Health Care System, Refunding Series 2006B, 0.000%, 7/01/35	1/17 at 39.39	BBB+	$5,225,452
1,905	New Jersey Housing and Mortgage Finance Agency, Multifamily Housing Revenue Bonds, Series 1997A, 5.550%, 5/01/27 – AMBAC Insured (Alternative Minimum Tax)	5/13 at 100.00	A+	1,908,372
20,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2006C, 0.000%, 12/15/33 – AGM Insured	No Opt. Call	AA–	7,941,400
6,500	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A, 5.000%, 6/01/41	6/17 at 100.00	B2	5,688,215
45,245	Total New Jersey			20,763,439
	New York – 2.9% (2.1% of Total Investments)
5,005	Dormitory Authority of the State of New York, Revenue Bonds, Non State Supported Debt, Vassar College, Series 2007, 5.000%, 7/01/46	7/17 at 100.00	AA	5,400,345
2,000	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A, 5.250%, 2/15/47	2/21 at 100.00	A	2,268,140
2,500	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding Series 2012F, 5.000%, 11/15/26	11/22 at 100.00	A	2,978,150
1,250	New York City Industrial Development Agency, New York, American Airlines-JFK International Airport Special Facility Revenue Bonds, Series 2005, 7.500%, 8/01/16 (Alternative Minimum Tax)	No Opt. Call	N/R	1,313,888
4,000	New York State Environmental Facilities Corporation, State Clean Water and Drinking Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority Projects, Second Resolution Series 2012A, 2.000%, 6/15/13	No Opt. Call	AAA	4,047,720
275	New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds, Series 79, 5.300%, 4/01/29 (Alternative Minimum Tax)	3/13 at 100.00	Aa1	275,330
15,030	Total New York			16,283,573
	North Carolina – 2.0% (1.4% of Total Investments)
3,000	Charlotte-Mecklenberg Hospital Authority, North Carolina, Health Care Revenue Bonds, DBA Carolinas HealthCare System, Series 2008A, 5.000%, 1/15/47	1/18 at 100.00	AA–	3,196,140
5,000	North Carolina Medical Care Commission, Health Care Facilities Revenue Refunding Bonds, WakeMed, Series 2012A, 5.000%, 10/01/27	10/22 at 100.00	AA–	5,855,450
1,900	North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Series 2009A, 5.750%, 1/01/39 – AGC Insured	1/19 at 100.00	AA–	2,193,816
9,900	Total North Carolina			11,245,406
	North Dakota – 0.4% (0.3% of Total Investments)
1,875	Grand Forks, North Dakota, Health Care System Revenue Bonds, Altru Health System Obligated Group, Series 2012, 5.000%, 12/01/32	12/21 at 100.00	A–	2,045,663
	Ohio – 6.8% (4.8% of Total Investments)
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
3,335	5.375%, 6/01/24	6/17 at 100.00	B	2,980,189
1,180	5.125%, 6/01/24	6/17 at 100.00	B	1,030,966
2,700	5.875%, 6/01/30	6/17 at 100.00	B+	2,343,762
2,755	5.750%, 6/01/34	6/17 at 100.00	BB	2,331,116
7,995	5.875%, 6/01/47	6/17 at 100.00	BB	6,865,067
18,300	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-3, 6.250%, 6/01/37	6/22 at 100.00	B+	15,954,306
1,730	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series 2011A, 6.000%, 11/15/41	11/21 at 100.00	AA–	2,100,756
3,750	Ohio Higher Educational Facilities Commission, Revenue Bonds, University Hospitals Health System Inc., Series 2007A, Trust 2812, 12.203%, 1/15/46 – AMBAC Insured (IF)	1/17 at 100.00	A	4,160,250
41,745	Total Ohio			37,766,412

48	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Oklahoma – 1.0% (0.7% of Total Investments)
$1,000	Fort Sill Apache Tribe of Oklahoma Economic Development Authority, Gaming Enterprise Revenue Bonds, Fort Sill Apache Casino, Series 2011A, 8.500%, 8/25/26	8/21 at 100.00	N/R	$1,105,950
1,675	Oklahoma Development Finance Authority, Health System Revenue Bonds, Integris Baptist Medical Center, Series 2008B, 5.250%, 8/15/38	8/18 at 100.00	AA–	1,929,550
2,235	Oklahoma Development Finance Authority, Revenue Bonds, St. John Health System, Series 2004, 5.000%, 2/15/24	2/14 at 100.00	A	2,292,998
4,910	Total Oklahoma			5,328,498
	Pennsylvania – 3.8% (2.7% of Total Investments)
1,250	Erie Water Authority, Pennsylvania, Water Revenue Bonds, Series 2008, 5.000%, 12/01/43 – AGM Insured	12/18 at 100.00	AA–	1,358,038
3,250	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2006-96A, 4.650%, 10/01/31 (Alternative Minimum Tax) (UB)	10/16 at 100.00	AA+	3,346,103
8,550	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Capital Appreciation Series 2009E, 0.000%, 12/01/38	12/27 at 100.00	A–	8,493,228
2,620	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2001T, 5.500%, 12/01/13 – FGIC Insured	No Opt. Call	Aa3	2,768,711
5,000	Pennsylvania Turnpike Commission, Turnpike Subordinate Revenue Bonds, Series 2009C, 0.000%, 6/01/33 – AGM Insured	6/26 at 100.00	AA–	5,345,700
20,670	Total Pennsylvania			21,311,780
	Puerto Rico – 3.7% (2.6% of Total Investments)
2,025	Puerto Rico Highway and Transportation Authority, Highway Revenue Refunding Bonds, Series 2002E, 5.500%, 7/01/13 – AGM Insured	No Opt. Call	AA–	2,089,780
800	Puerto Rico Public Buildings Authority, Guaranteed Government Facilities Revenue Refunding Bonds, Series 2002D, 5.450%, 7/01/31 – AMBAC Insured	7/17 at 100.00	Baa1	829,744
2,200	Puerto Rico Public Buildings Authority, Guaranteed Government Facilities Revenue Refunding Bonds, Series 2002D, 5.450%, 7/01/31 (Pre-refunded 7/01/17) – AMBAC Insured	7/17 at 100.00	Baa1 (4)	2,649,152
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A:
12,000	0.000%, 8/01/32	8/26 at 100.00	A+	12,197,160
1,000	6.000%, 8/01/42	8/19 at 100.00	A+	1,107,560
23,890	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 0.000%, 8/01/54 – AMBAC Insured	No Opt. Call	AA–	2,009,627
41,915	Total Puerto Rico			20,883,023
	Rhode Island – 1.5% (1.1% of Total Investments)
	Rhode Island Housing & Mortgage Finance Corporation, Homeownership Opportunity 57-B Bond Program, Series 2008, Trust 1177:
1,500	9.604%, 4/01/23 (Alternative Minimum Tax) (IF)	4/17 at 100.00	AA+	1,677,120
1,000	9.704%, 4/01/23 (Alternative Minimum Tax) (IF)	4/17 at 100.00	AA+	1,098,880
5,440	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2002A, 6.125%, 6/01/32	11/12 at 100.00	BBB+	5,548,746
7,940	Total Rhode Island			8,324,746
	South Carolina – 5.5% (3.9% of Total Investments)
	Greenville County School District, South Carolina, Installment Purchase Revenue Bonds, Series 2002:
1,000	5.500%, 12/01/13 (Pre-refunded 12/01/12)	12/12 at 101.00	AA (4)	1,004,390
5,500	6.000%, 12/01/21 (Pre-refunded 12/01/12)	12/12 at 101.00	Aa2 (4)	5,581,730
4,500	6.000%, 12/01/21 (Pre-refunded 12/01/12)	12/12 at 101.00	Aaa	4,566,870
2,500	Lexington County Health Service District, South Carolina, Hospital Revenue Refunding and Improvement Bonds, Series 2003, 5.750%, 11/01/28 (Pre-refunded 11/01/13)	11/13 at 100.00	AA– (4)	2,635,825

Nuveen Investments	49

Nuveen Select Quality Municipal Fund, Inc. (continued)
NQS	Portfolio of Investments
October 31, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	South Carolina (continued)
$2,950	Medical University Hospital Authority, South Carolina, FHA-Insured Mortgage Revenue Bonds, Series 2004A, 5.250%, 2/15/22 – NPFG Insured	8/14 at 100.00	BBB	$3,149,450
21,565	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Series 2004A-2, 0.000%, 1/01/30 – AMBAC Insured	No Opt. Call	A–	10,645,131
3,285	South Carolina Public Service Authority, Revenue Refunding Bonds, Santee Cooper Electric System, Series 2003A, 5.000%, 1/01/27 – AMBAC Insured	7/13 at 100.00	AA–	3,380,988
41,300	Total South Carolina			30,964,384
	South Dakota – 1.1% (0.8% of Total Investments)
2,830	Sioux Falls, South Dakota, Industrial Revenue Refunding Bonds, Great Plains Hotel Corporation, Series 1989, 8.500%, 11/01/16 (Pre-refunded 10/15/14) (Alternative Minimum Tax)	10/14 at 100.00	AA+ (4)	3,175,826
1,335	South Dakota Education Loans Inc., Revenue Bonds, Subordinate Series 1998-1K, 5.600%, 6/01/20 (Alternative Minimum Tax)	11/12 at 100.00	Ca	913,727
1,750	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sioux Valley Hospitals, Series 2004A, 5.500%, 11/01/31	11/14 at 100.00	A+	1,831,358
5,915	Total South Dakota			5,920,911
	Tennessee – 4.1% (2.9% of Total Investments)
3,125	Johnson City Health and Educational Facilities Board, Tennessee, Hospital Revenue Bonds, Mountain States Health Alliance, Refunding Series 2010A, 6.000%, 7/01/38	7/20 at 100.00	BBB+	3,629,094
20,060	Knox County Health, Educational and Housing Facilities Board, Tennessee, Hospital Revenue Refunding Bonds, Covenant Health, Series 2002A, 0.000%, 1/01/17 – AGM Insured	1/13 at 80.49	AA–	16,087,919
3,210	Shelby County, Tennessee, General Obligation Bonds, Series 2005A, 5.000%, 4/01/13 – AMBAC Insured	No Opt. Call	AA+	3,274,746
26,395	Total Tennessee			22,991,759
	Texas – 18.1% (12.8% of Total Investments)
5,110	Brazos River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Electric Company, Series 1999C, 7.700%, 3/01/32 (Alternative Minimum Tax)	4/13 at 101.00	Ca	714,225
1,000	Capital Area Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, The Roman Catholic Diocese of Austin, Series 2005B. Remarketed, 6.125%, 4/01/45	4/20 at 100.00	Baa2	1,107,440
1,000	Central Texas Regional Mobility Authority, Senior Lien Revenue Bonds, Series 2011, 6.000%, 1/01/41	1/21 at 100.00	BBB–	1,169,230
4,080	Central Texas Regional Mobility Authority, Travis and Williamson Counties, Toll Road Revenue Bonds, Series 2005, 5.000%, 1/01/35 – FGIC Insured	1/15 at 100.00	BBB	4,154,297
3,000	Conroe Independent School District, Montgomery County, Texas, General Obligation Bonds, Schoolhouse Series 2005C, 5.000%, 2/15/30	2/15 at 100.00	AAA	3,254,070
2,720	Edinburg Consolidated Independent School District, Hidalgo County, Texas, General Obligation Bonds, Refunding Series 2005, 5.000%, 2/15/30	2/15 at 100.00	AAA	2,937,518
2,000	Ennis Independent School District, Ellis County, Texas, General Obligation Bonds, Series 2006, 0.000%, 8/15/28	8/16 at 54.64	Aaa	1,011,460
3,070	Harris County Hospital District, Texas, Revenue Bonds, Series 2007A, 5.250%, 2/15/42 – NPFG Insured	2/17 at 100.00	AA+	3,454,487
1,000	Harris County, Texas, Toll Road Senior Lien Revenue Refunding Bonds, Series 2004A, 5.000%, 8/15/27 (Pre-refunded 8/15/14) – FGIC Insured	8/14 at 100.00	AA– (4)	1,083,180
7,570	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Junior Lien Series 2001H, 0.000%, 11/15/31 – NPFG Insured	No Opt. Call	BBB	2,610,969
5,000	Houston Community College System, Texas, Limited Tax General Obligation Bonds, Series 2003, 5.000%, 2/15/26 (Pre-refunded 2/15/13) – AMBAC Insured	2/13 at 100.00	AA+ (4)	5,067,550
5,000	Houston, Texas, First Lien Combined Utility System Revenue Bonds, Series 2005, 5.000%, 11/15/35 – AGM Insured	11/15 at 100.00	AA	5,515,600

50	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Project, Series 2001B:
$3,250	0.000%, 9/01/25 – AMBAC Insured	No Opt. Call	AA–	$1,900,470
4,130	0.000%, 9/01/26 – AMBAC Insured	No Opt. Call	AA–	2,338,241
9,000	Matagorda County Navigation District 1, Texas, Collateralized Revenue Refunding Bonds, Houston Light and Power Company, Series 1997, 5.125%, 11/01/28 – AMBAC Insured (Alternative Minimum Tax)	No Opt. Call	A	10,646,280
5,000	Midland Independent School District, Midland County, Texas, General Obligation Bonds, School Building Series 2007, 5.000%, 2/15/32	2/17 at 100.00	AAA	5,718,600
7,000	North Texas Tollway Authority, First Tier System Revenue Refunding Bonds, Capital Appreciation Series 2008I, 0.000%, 1/01/43	1/25 at 100.00	A2	7,788,130
340	Panhandle Regional Housing Finance Corporation, Texas, GNMA Mortgage-Backed Securities Program Single Family Mortgage Revenue Bonds, Series 1991A, 7.500%, 5/01/24 (Alternative Minimum Tax)	5/13 at 100.00	N/R	343,631
6,310	Pasadena Independent School District, Harris County, Texas, General Obligation Bonds, Series 2006, 5.000%, 2/15/26	2/16 at 100.00	Aaa	7,155,288
2,140	Pflugerville Independent School District, Travis County, Texas, General Obligation Bonds, Series 2005A, 5.000%, 2/15/30 (Pre-refunded 2/15/15)	2/15 at 100.00	AAA	2,368,210
2,210	Richardson Hospital Authority, Texas, Revenue Bonds, Richardson Regional Medical Center, Series 2004, 6.000%, 12/01/19	12/13 at 100.00	A+	2,290,400
4,375	Tarrant County Cultural & Educational Facilities Financing Corporation, Texas, Revenue Bonds, Texas Health Resources Tender Option Bond Trust 1197, 9.071%, 5/15/39 (IF) (6)	11/17 at 100.00	AA–	5,097,838
2,890	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Scott & White HealthCare Project, Series 2010, 5.500%, 8/15/45	8/20 at 100.00	AA–	3,275,642
3,335	Texas State, General Obligation Bonds, Water Financial Assistance, Tender Option Bond Trust 3479, 13.194%, 2/01/17 (IF)	No Opt. Call	Aaa	5,021,276
3,715	Texas Tech University, Revenue Bonds, Series 2006, 5.000%, 2/15/13 – AMBAC Insured	No Opt. Call	AA	3,765,561
2,700	Texas Turnpike Authority, Central Texas Turnpike System Revenue Bonds, First Tier Series 2002A, 5.500%, 8/15/39 – AMBAC Insured	11/12 at 100.00	A–	2,720,169
	White Settlement Independent School District, Tarrant County, Texas, General Obligation Bonds, Series 2006:
9,110	0.000%, 8/15/36	8/15 at 33.75	AAA	2,780,463
9,110	0.000%, 8/15/41	8/15 at 25.73	AAA	2,102,315
7,110	0.000%, 8/15/45	8/15 at 20.76	AAA	1,320,114
1,220	Winter Garden Housing Finance Corporation, Texas, GNMA/FNMA Mortgage-Backed Securities Program Single Family Mortgage Revenue Bonds, Series 1994, 6.950%, 10/01/27 (Alternative Minimum Tax)	4/13 at 100.00	B–	1,223,294
2,000	Wylie Independent School District, Collin County, Texas, General Obligation Bonds, Series 2005, 0.000%, 8/15/26	8/15 at 57.10	AAA	1,083,240
125,495	Total Texas			101,019,188
	Utah – 0.7% (0.5% of Total Investments)
3,565	Utah Associated Municipal Power Systems, Revenue Bonds, Payson Power Project, Series 2003A, 5.000%, 4/01/24 (Pre-refunded 4/01/13) – AGM Insured	4/13 at 100.00	AA– (4)	3,636,015
	Virginia – 2.6% (1.8% of Total Investments)
1,500	Fairfax County Economic Development Authority, Virginia, Residential Care Facilities Mortgage Revenue Bonds, Goodwin House, Inc., Series 2007A, 5.125%, 10/01/42	10/17 at 100.00	BBB	1,548,900
3,425	Fairfax County, Virginia, Public Improvement Bonds, Series 2003B, 4.750%, 6/01/23 (Pre-refunded 6/01/13)	6/13 at 100.00	AAA	3,516,242
5,000	Metropolitan Washington DC Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Series 2009C, 0.000%, 10/01/41 – AGC Insured	10/26 at 100.00	AA–	4,952,800
	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012:
2,470	6.000%, 1/01/37 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	2,849,812
1,260	5.500%, 1/01/42 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	1,385,809
13,655	Total Virginia			14,253,563

Nuveen Investments	51

Nuveen Select Quality Municipal Fund, Inc. (continued)
NQS	Portfolio of Investments
October 31, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Washington – 2.3% (1.6% of Total Investments)
$3,750	FYI Properties, Washington, Lease Revenue Bonds, Washington State Department of Information Services Project, Series 2009, 5.500%, 6/01/39	6/19 at 100.00	AA	$4,245,147
3,475	Port of Seattle, Washington, General Obligation Bonds, Series 2004B, 5.000%, 11/01/19 – AGM Insured (Alternative Minimum Tax)	11/13 at 100.00	AAA	3,632,693
2,000	Washington State Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2009A, 6.000%, 1/01/33	7/19 at 100.00	A	2,266,297
2,500	Washington State Health Care Facilities Authority, Revenue Bonds, Northwest Hospital and Medical Center of Seattle, Series 2007, 5.700%, 12/01/32	12/17 at 100.00	N/R	2,568,547
11,725	Total Washington			12,712,684
	West Virginia – 1.3% (0.9% of Total Investments)
6,725	West Virginia University, University Revenue Improvement Bonds, West Virginia University Projects, Series 2004C, 5.000%, 10/01/34 – FGIC Insured	10/14 at 100.00	Aa3	7,189,160
	Wisconsin – 0.4% (0.3% of Total Investments)
2,140	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Services Inc., Series 2003A, 5.125%, 8/15/33	8/13 at 100.00	A–	2,172,314
$924,939	Total Long-Term Investments (cost $719,744,830) – 140.4%			783,144,398
	Short-Term Investments – 0.9% (0.6% of Total Investments)
	Texas – 0.9% (0.6% of Total Investments)
$5,000	Harris County, Texas, Tax Anticipation Notes, Series 2012, 1.500%, 2/28/13 (7)	No Opt. Call	SP-1+	$5,023,250
	Total Short-Term Investments (cost $5,021,930)			5,023,250
	Total Investments (cost $724,766,760) – 141.3%			788,167,648
	Floating Rate Obligations – (0.8)%			(4,650,000)
	Variable Rate Demand Preferred Shares, at Liquidation Value – (45.3)% (8)			(252,500,000)
	Other Assets Less Liabilities – 4.8%			26,627,913
	Net Assets Applicable to Common Shares – 100%			$557,645,561

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)
Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Directors. For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

(6)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(7)
Investment has a maturity of more than a year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

(8)	Variable Rate Demand Preferred Shares, at Liquidation Value as a percentage of Total Investments is 32.0%.
N/R	Not rated.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

 See accompanying notes to financial statements.

52	Nuveen Investments

Nuveen Quality Income Municipal Fund, Inc.
NQU	Portfolio of Investments
October 31, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Alaska – 2.5% (1.7% of Total Investments)
$6,110	Alaska Housing Finance Corporation, General Housing Purpose Bonds, Series 2005A, 5.000%, 12/01/27 – FGIC Insured (UB)	12/14 at 100.00	AA+	$6,370,958
	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A:
3,930	5.000%, 6/01/32	6/14 at 100.00	B+	3,497,189
13,835	5.000%, 6/01/46	6/14 at 100.00	B+	11,792,539
23,875	Total Alaska			21,660,686
	Arizona – 2.7% (1.8% of Total Investments)
3,475	Arizona Health Facilities Authority, Revenue Bonds, Blood Systems Inc., Series 2004, 4.750%, 4/01/25	4/14 at 100.00	A	3,575,740
5,350	Arizona Tourism and Sports Authority, Tax Revenue Bonds, Multipurpose Stadium Facility Project, Series 2003A, 5.000%, 7/01/28 (Pre-refunded 7/01/13) – NPFG Insured	7/13 at 100.00	A1 (4)	5,519,328
1,190	Maricopa County Industrial Development Authority, Arizona, Health Facility Revenue Bonds, Catholic Healthcare West, Series 2007A, 5.250%, 7/01/32	7/17 at 100.00	A	1,290,888
630	Mesa, Arizona, Utility System Revenue Refunding Bonds, Series 2002, 5.250%, 7/01/17 – FGIC Insured (ETM)	No Opt. Call	Aa2 (4)	761,859
370	Mesa, Arizona, Utility System Revenue Refunding Bonds, Series 2002, 5.250%, 7/01/17 – FGIC Insured	No Opt. Call	Aa2	441,332
7,780	Phoenix Civic Improvement Corporation, Arizona, Junior Lien Airport Revenue Bonds, Series 2010A, 5.000%, 7/01/40	7/20 at 100.00	A+	8,632,921
2,350	Phoenix Civic Improvement Corporation, Arizona, Senior Lien Airport Revenue Bonds, Series 2008A, 5.000%, 7/01/33	7/18 at 100.00	AA–	2,618,441
1,000	Pima County Industrial Development Authority, Arizona, Revenue Bonds, Tucson Electric Power Company, Series 2010A, 5.250%, 10/01/40	10/20 at 100.00	BBB	1,095,440
22,145	Total Arizona			23,935,949
	Arkansas – 1.0% (0.7% of Total Investments)
	Arkansas Development Finance Authority, Tobacco Settlement Revenue Bonds, Arkansas Cancer Research Center Project, Series 2006:
2,500	0.000%, 7/01/36 – AMBAC Insured	No Opt. Call	Aa2	837,850
20,125	0.000%, 7/01/46 – AMBAC Insured	No Opt. Call	Aa2	3,997,429
4,000	University of Arkansas, Fayetteville, Revenue Bonds, Medical Sciences Campus, Series 2004B, 5.000%, 11/01/34 – NPFG Insured	11/14 at 100.00	Aa2	4,270,800
26,625	Total Arkansas			9,106,079
	California – 24.0% (16.2% of Total Investments)
12,500	Anaheim Public Finance Authority, California, Subordinate Lease Revenue Bonds, Public Improvement Project, Series 1997C, 0.000%, 9/01/35 – AGM Insured	No Opt. Call	AA–	3,866,875
5,615	California Department of Water Resources, Power Supply Revenue Bonds, Series 2011N, 5.000%, 5/01/13	No Opt. Call	AA	5,749,872
6,000	California Health Facilities Financing Authority, Health Facility Revenue Bonds, Adventist Health System/West, Series 2003A, 5.000%, 3/01/33	3/13 at 100.00	A	6,039,420
2,335	California Municipal Finance Authority, Revenue Bonds, Eisenhower Medical Center, Series 2010A, 5.750%, 7/01/40	7/20 at 100.00	Baa2	2,548,419
14,600	California State, General Obligation Bonds, Series 2003, 5.250%, 2/01/28	8/13 at 100.00	A1	15,050,848
25,000	California State, General Obligation Bonds, Series 2005, 4.750%, 3/01/35 – NPFG Insured	3/16 at 100.00	A1	26,389,250
16,000	California State, General Obligation Bonds, Various Purpose Series 2007, 5.000%, 6/01/37	6/17 at 100.00	A1	17,371,040
	California State, General Obligation Bonds, Various Purpose Series 2010:
3,500	5.250%, 3/01/30	3/20 at 100.00	A1	4,073,615
10,000	5.500%, 11/01/35	11/20 at 100.00	A1	11,770,300
5,000	California State, General Obligation Bonds, Various Purpose Series 2012, 2.000%, 2/01/13	No Opt. Call	A1	5,022,550

Nuveen Investments	53

Nuveen Quality Income Municipal Fund, Inc. (continued)
NQU	Portfolio of Investments
October 31, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$2,500	California Statewide Community Development Authority, Health Facility Revenue Refunding Bonds, Memorial Health Services, Series 2003A, 6.000%, 10/01/23 (Pre-refunded 4/01/13)	4/13 at 100.00	AA– (4)	$2,559,650
1,360	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A, 5.250%, 7/01/30	7/15 at 100.00	BBB	1,416,331
3,600	California Statewide Community Development Authority, Revenue Bonds, St. Joseph Health System, Series 2007A, 5.750%, 7/01/47 – FGIC Insured	7/18 at 100.00	AA–	4,065,768
370	California, Various Purpose General Obligation Bonds, Series 1999, 4.750%, 4/01/29 – NPFG Insured	4/13 at 100.00	A1	371,069
2,710	Chula Vista Elementary School District, San Diego County, California, Certificates of Participation, Series 2004, 5.000%, 9/01/29 – NPFG Insured	9/14 at 100.00	BBB	2,748,672
3,400	Coachella Valley Unified School District, Riverside County, California, General Obligation Bonds, Election 2005 Series 2010C, 0.000%, 8/01/33 – AGM Insured	No Opt. Call	AA–	1,143,284
8,500	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Series 1995A, 5.000%, 1/01/35 – NPFG Insured	1/13 at 100.00	BBB	8,499,575
1,000	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Refunding Bonds, Series 1999, 5.875%, 1/15/27 – NPFG Insured	1/14 at 101.00	BBB	1,035,700
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
2,650	4.500%, 6/01/27	6/17 at 100.00	BB–	2,371,724
10,630	5.000%, 6/01/33	6/17 at 100.00	BB–	9,113,418
1,500	5.125%, 6/01/47	6/17 at 100.00	BB–	1,215,600
3,850	Los Angeles County Metropolitan Transportation Authority, California, Proposition A First Tier Senior Sales Tax Revenue Bonds, Series 2003A, 5.000%, 7/01/18 (Pre-refunded 7/01/13) – AGM Insured	7/13 at 100.00	AAA	3,971,853
2,000	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2005A-2, 5.000%, 7/01/22 – AGM Insured	7/15 at 100.00	AA–	2,234,140
5,000	Los Angeles Unified School District, California, General Obligation Bonds, Series 2006F, 5.000%, 7/01/30 – FGIC Insured	7/16 at 100.00	Aa2	5,565,150
5,000	Los Angeles Unified School District, Los Angeles County, California, General Obligation Bonds, Series 2007A, 4.500%, 1/01/28 – NPFG Insured	7/17 at 100.00	Aa2	5,484,900
2,735	Los Gatos Union School District, Santa Clara County, California, General Obligation Bonds, Election of 2001, Series 2003B, 5.000%, 8/01/30 (Pre-refunded 8/01/13) – AGM Insured	8/13 at 100.00	AA+ (4)	2,832,940
3,300	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series 2009B, 6.500%, 11/01/39	No Opt. Call	A	4,625,412
3,290	Murrieta Valley Unified School District Public Financing Authority, California, Special Tax Revenue Bonds, Series 2006A, 5.125%, 9/01/26 – AGM Insured	9/16 at 100.00	AA–	3,525,465
2,500	Palm Springs Unified School District, Riverside County, California, General Obligation Bonds, Series 2006A, 5.000%, 8/01/31 – AGM Insured	8/14 at 102.00	AA–	2,720,625
5,000	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010, 6.000%, 11/01/30	11/20 at 100.00	Baa3	5,550,600
3,700	Palomar Pomerado Health, California, General Obligation Bonds, Election of 2004, Series 2007A, 0.000%, 8/01/25 – NPFG Insured	No Opt. Call	A+	2,131,681
9,145	Pittsburg Redevelopment Agency, California, Tax Allocation Bonds, Los Medanos Community Development Project, Series 1999, 0.000%, 8/01/30 – AMBAC Insured	No Opt. Call	A	3,401,574
2,500	Redding, California, Electric System Revenue Certificates of Participation, Series 2005, 5.000%, 6/01/30 – FGIC Insured	6/15 at 100.00	A	2,593,975
1,830	San Diego Public Facilities Financing Authority, California, Water Utility Revenue Bonds, Tender Option Bond Trust 3504, 19.398%, 2/01/33 (IF)	8/19 at 100.00	Aa2	3,103,589
	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Refunding Bonds, Series 1997A:
7,210	0.000%, 1/15/23 – NPFG Insured	No Opt. Call	BBB	4,338,329
30,000	0.000%, 1/15/35 – NPFG Insured	No Opt. Call	BBB	9,012,000

54	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$3,000	San Mateo County Community College District, California, General Obligation Bonds, Series 2006C, 0.000%, 9/01/30 – NPFG Insured	No Opt. Call	Aaa	$1,463,670
4,495	Stockton-East Water District, California, Certificates of Participation, Refunding Series 2002B, 0.000%, 4/01/28 – FGIC Insured	4/13 at 40.49	BBB	1,774,626
	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed Bonds, Series 2005A-1:
1,560	4.750%, 6/01/23	6/15 at 100.00	B+	1,491,719
1,500	5.500%, 6/01/45	6/15 at 100.00	B–	1,266,075
2,365	Tobacco Securitization Authority of Southern California, Tobacco Settlement Asset-Backed Bonds, San Diego County Tobacco Asset Securitization Corporation, Senior Series 2001A, 4.750%, 6/01/25	6/14 at 100.00	BBB	2,369,162
3,000	University of California, General Revenue Bonds, Series 2005F, 4.750%, 5/15/25 – AGM Insured	5/13 at 101.00	Aa1	3,100,380
5,790	University of California, Revenue Bonds, Multi-Purpose Projects, Series 2003A, 5.000%, 5/15/33 – AMBAC Insured	5/13 at 100.00	Aa1	5,924,733
247,540	Total California			210,905,578
	Colorado – 6.6% (4.5% of Total Investments)
1,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Poudre Valley Health System, Series 2005C, 5.250%, 3/01/40 – AGM Insured	9/18 at 102.00	AA–	1,097,970
3,200	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Refunding Composite Deal Series 2010B, 5.000%, 1/01/13	No Opt. Call	AA	3,224,960
11,830	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Series 2010A, 5.000%, 1/01/40	1/20 at 100.00	AA	12,894,700
1,500	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Valley View Hospital Association, Series 2007, 5.250%, 5/15/42	5/17 at 100.00	BBB+	1,551,600
2,625	Colorado Springs, Colorado, Hospital Revenue Bonds, Memorial Hospital of Colorado Springs, Series 2002, 5.000%, 12/15/12 – AGM Insured (ETM)	No Opt. Call	AA– (4)	2,640,304
11,700	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Capital Appreciation Series 2010A, 0.000%, 9/01/41	No Opt. Call	Baa2	2,433,366
6,525	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 1997B, 0.000%, 9/01/26 – NPFG Insured	No Opt. Call	BBB	3,346,803
43,000	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B, 0.000%, 9/01/33 – NPFG Insured	No Opt. Call	BBB	14,416,180
	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004A:
1,000	0.000%, 9/01/28 – NPFG Insured	No Opt. Call	BBB	456,460
7,000	0.000%, 9/01/34 – NPFG Insured	No Opt. Call	BBB	2,180,080
1,180	Regional Transportation District, Colorado, Certificates of Participation, Series 2010A, 5.375%, 6/01/31	6/20 at 100.00	Aa3	1,350,711
	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010:
6,500	6.500%, 1/15/30	7/20 at 100.00	Baa3	7,912,060
3,750	6.000%, 1/15/41	7/20 at 100.00	Baa3	4,354,800
100,810	Total Colorado			57,859,994
	Florida – 2.3% (1.6% of Total Investments)
1,645	Alachua County Health Facilities Authority, Florida, Revenue Bonds, Shands Teaching Hospital and Clinics Inc., Series 1996A, 6.250%, 12/01/16 – NPFG Insured	No Opt. Call	A2	1,783,542
5,650	Jacksonville, Florida, Better Jacksonville Sales Tax Revenue Bonds, Series 2003, 5.000%, 10/01/27 (Pre-refunded 10/01/13) – NPFG Insured	10/13 at 100.00	A1 (4)	5,895,323
2,500	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2010A-1, 5.375%, 10/01/41	10/20 at 100.00	A	2,858,750
2,500	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2010B, 5.000%, 10/01/30	10/20 at 100.00	A	2,820,825

Nuveen Investments	55

Nuveen Quality Income Municipal Fund, Inc. (continued)
NQU	Portfolio of Investments
October 31, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$3,010	Orlando Utilities Commission, Florida, Subordinate Lien Water and Electric Revenue Refunding Bonds, Series 2003A, 5.000%, 10/01/21 (Pre-refunded 4/01/13)	4/13 at 100.00	Aa1 (4)	$3,068,033
1,990	Orlando Utilities Commission, Florida, Subordinate Lien Water and Electric Revenue Refunding Bonds, Series 2003A, 5.000%, 10/01/21	4/13 at 100.00	AA	2,029,104
2,000	Port Saint Lucie, Florida, Special Assessment Revenue Bonds, Southwest Annexation District 1B, Series 2007, 5.000%, 7/01/33 – NPFG Insured	7/17 at 100.00	BBB	2,082,540
19,295	Total Florida			20,538,117
	Georgia – 2.3% (1.6% of Total Investments)
1,250	DeKalb County Hospital Authority, Georgia, Anticipation Certificates Revenue Bonds, DeKalb Medical Center, Inc. Project, Series 2010, 6.000%, 9/01/30	9/20 at 100.00	BBB	1,491,225
2,500	Franklin County Industrial Building Authority, Georgia, Revenue Bonds, Ty Cobb Regional Medical Center Project, Series 2010, 7.625%, 12/01/30	12/20 at 100.00	N/R	2,804,300
	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation Certificates, Northeast Georgia Health Services Inc., Series 2010B:
5,000	5.250%, 2/15/37	2/20 at 100.00	AA–	5,590,750
4,050	5.125%, 2/15/40	2/20 at 100.00	AA–	4,411,503
5,000	Medical Center Hospital Authority, Georgia, Revenue Anticipation Certificates, Columbus Regional Healthcare System, Inc. Project, Series 2008, 6.500%, 8/01/38 – AGC Insured	8/18 at 100.00	AA–	5,827,150
17,800	Total Georgia			20,124,928
	Illinois – 14.3% (9.7% of Total Investments)
1,470	Chicago Board of Education, Cook County, Illinois, General Obligation Bonds, Dedicated Revenues Series 2011A, 5.000%, 12/01/41	12/21 at 100.00	A+	1,583,896
	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax Revenues, Series 1998B-1:
9,400	0.000%, 12/01/14 – FGIC Insured	No Opt. Call	A+	9,212,000
4,400	0.000%, 12/01/15 – FGIC Insured	No Opt. Call	A+	4,245,340
1,100	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Series 2011, 5.250%, 12/01/40	12/21 at 100.00	AA	1,262,943
	Chicago, Illinois, General Obligation Bonds, City Colleges, Series 1999:
32,670	0.000%, 1/01/32 – FGIC Insured	No Opt. Call	AA–	13,498,917
12,360	0.000%, 1/01/37 – FGIC Insured	No Opt. Call	AA–	3,716,281
190	Chicago, Illinois, General Obligation Bonds, Series 2002A, 5.000%, 1/01/18 – AMBAC Insured	11/12 at 100.00	Aa3	190,578
13,400	Chicago, Illinois, Revenue Bonds, Midway Airport, Series 1998A, 5.125%, 1/01/35 – NPFG Insured (Alternative Minimum Tax)	1/13 at 100.00	A	13,412,596
2,000	Chicago, Illinois, Third Lien General Airport Revenue Bonds, O’Hare International Airport, Series 2003C-2, 5.250%, 1/01/30 – AGM Insured (Alternative Minimum Tax)	1/14 at 100.00	AA–	2,043,840
3,500	Cook County Township High School District 225 Northfield, Illinois, General Obligation Bonds, Series 2007B, 0.000%, 12/01/23	12/16 at 72.44	AAA	2,241,470
5,000	Illinois Educational Facilities Authority, Revenue Bonds, University of Chicago, Refunding Series 2003A, 5.000%, 7/01/33 (Pre-refunded 7/01/13)	7/13 at 100.00	Aa1 (4)	5,159,300
1,050	Illinois Finance Authority, General Obligation Debt Certificates, Local Government Program – Kankakee County, Series 2005B, 5.000%, 12/01/20 – AMBAC Insured	12/14 at 100.00	A2	1,104,128
15,000	Illinois Finance Authority, Illinois, Northwestern University, Revenue Bonds, Series 2006, 5.000%, 12/01/42 (UB)	12/15 at 100.00	AAA	16,631,100
2,000	Illinois Finance Authority, Revenue Bonds, Children’s Memorial Hospital, Series 2008A, 5.250%, 8/15/47 – AGC Insured (UB)	8/18 at 100.00	AA–	2,152,220
1,000	Illinois Finance Authority, Revenue Bonds, Edward Health Services Corporation, Series 2008A, 5.500%, 2/01/40 – AMBAC Insured	2/18 at 100.00	A+	1,080,410
2,500	Illinois Finance Authority, Revenue Bonds, Elmhurst Memorial Healthcare, Series 2008A, 5.625%, 1/01/37	1/18 at 100.00	BBB+	2,713,900

56	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$4,200	Illinois Finance Authority, Revenue Bonds, Memorial Health System, Series 2009, 5.500%, 4/01/34	4/19 at 100.00	A+	$4,642,050
5,000	Illinois Finance Authority, Revenue Bonds, Northwestern Memorial Hospital, Series 2004A, 5.500%, 8/15/43 (Pre-refunded 8/15/14)	8/14 at 100.00	N/R (4)	5,460,200
5,725	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Series 2009, 7.000%, 8/15/44	8/19 at 100.00	BBB+	6,866,737
2,500	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center, Series 2011C, 5.500%, 8/15/41	2/21 at 100.00	AA–	2,850,150
4,105	Illinois Finance Authority, Student Housing Revenue Bonds, Educational Advancement Fund Inc., Refunding Series 2007A, 5.250%, 5/01/34	5/17 at 100.00	BBB+	4,321,334
5,025	Illinois Health Facilities Authority, Revenue Refunding Bonds, Elmhurst Memorial Healthcare, Series 2002, 5.625%, 1/01/28	1/13 at 100.00	BBB+	5,059,622
2,335	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Refunding Series 2010B-2, 5.000%, 6/15/50	6/20 at 100.00	AAA	2,545,430
8,750	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 1994B, 0.000%, 6/15/28 – NPFG Insured	No Opt. Call	AAA	4,429,863
879	Montgomery, Illinois, Lakewood Creek Project Special Assessment Bonds, Series 2007, 4.700%, 3/01/30 – RAAI Insured	3/16 at 100.00	N/R	866,439
12,780	Will County School District 122, New Lenox, Illinois, General Obligation Bonds, Capital Appreciation School Series 2004D, 0.000%, 11/01/24 – AGM Insured	No Opt. Call	Aa3	8,242,844
158,339	Total Illinois			125,533,588
	Indiana – 3.1% (2.1% of Total Investments)
2,600	Crown Point Multi-School Building Corporation, Indiana, First Mortgage Bonds, Crown Point Community School Corporation, Series 2000, 0.000%, 1/15/24 – NPFG Insured	No Opt. Call	A	1,705,782
2,750	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series 2011B, 5.000%, 10/01/41	10/21 at 100.00	AA–	3,053,518
2,000	Indiana Health Facility Financing Authority, Hospital Revenue Bonds, Deaconess Hospital Inc., Series 2004A, 5.375%, 3/01/34 – AMBAC Insured	3/14 at 100.00	A+	2,039,820
2,400	Indiana Health Facility Financing Authority, Revenue Bonds, Community Hospitals of Indiana, Series 2005A, 5.000%, 5/01/35 – AMBAC Insured	5/15 at 100.00	A+	2,585,016
2,500	Indiana Municipal Power Agency, Power Supply Revenue Bonds, Series 2007A, 5.000%, 1/01/42 – NPFG Insured	1/17 at 100.00	A+	2,700,975
2,500	Indianapolis Local Public Improvement Bond Bank, Indiana, Series 1995A, 6.500%, 1/01/13 – AGM Insured	No Opt. Call	AA–	2,524,925
10,000	Indianapolis Local Public Improvement Bond Bank, Indiana, Series 1999E, 0.000%, 2/01/26 – AMBAC Insured	No Opt. Call	AA	6,253,100
6,420	St. Joseph County Hospital Authority, Indiana, Revenue Bonds, Memorial Health System, Series 1998A, 4.625%, 8/15/28 – NPFG Insured	2/13 at 100.00	AA–	6,427,961
31,170	Total Indiana			27,291,097
	Iowa – 1.2% (0.8% of Total Investments)
	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C:
4,000	5.375%, 6/01/38	6/15 at 100.00	B+	3,719,280
7,000	5.625%, 6/01/46	6/15 at 100.00	B+	6,612,550
11,000	Total Iowa			10,331,830
	Kansas – 0.7% (0.5% of Total Investments)
1,750	Wamego, Kansas, Pollution Control Revenue Bonds, Kansas Gas and Electric Company, Series 2004, 5.300%, 6/01/31 – NPFG Insured	6/14 at 100.00	A3	1,805,720
1,500	Wyandotte County Unified School District 500, Kansas, General Obligation Bonds, Series 2003, 5.000%, 9/01/17 (Pre-refunded 9/01/13) – AGM Insured	9/13 at 102.00	Aa2 (4)	1,589,580
3,730	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Capital Appreciation Revenue Bonds Redevelopment Project Area B – Major Multi-Sport Athletic Complex Project, Subordinate Lien Series 2010, 0.000%, 6/01/21	No Opt. Call	BBB	2,502,159
6,980	Total Kansas			5,897,459

Nuveen Investments	57

Nuveen Quality Income Municipal Fund, Inc. (continued)
NQU	Portfolio of Investments
October 31, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Kentucky – 0.9% (0.6% of Total Investments)
$6,015	Kentucky Economic Development Finance Authority, Hospital Facilities Revenue Bonds, Owensboro Medical Health System, Series 2010B, 6.375%, 3/01/40	6/20 at 100.00	BBB+	$7,160,076
1,000	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc., Series 2008-A1, 6.000%, 12/01/33 – AGC Insured	6/18 at 100.00	AA–	1,114,760
7,015	Total Kentucky			8,274,836
	Louisiana – 3.9% (2.7% of Total Investments)
10,000	Louisiana Public Facilities Authority, Hospital Revenue Bonds, Franciscan Missionaries of Our Lady Health System, Series 1998A, 5.750%, 7/01/25 – AGM Insured (UB)	No Opt. Call	AA–	12,161,900
4,095	Louisiana Public Facilities Authority, Revenue Bonds, Baton Rouge General Hospital, Series 2004, 5.250%, 7/01/33 – NPFG Insured	7/14 at 100.00	BBB	4,272,436
9,000	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2007A, 5.500%, 5/15/47	5/17 at 100.00	Baa1	9,521,460
8,305	Tobacco Settlement Financing Corporation, Louisiana, Tobacco Settlement Asset-Backed Bonds, Series 2001B, 5.875%, 5/15/39	11/12 at 100.00	A–	8,512,459
31,400	Total Louisiana			34,468,255
	Maine – 0.2% (0.1% of Total Investments)
1,050	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, MaineGeneral Medical Center, Series 2011, 6.750%, 7/01/41	7/21 at 100.00	Baa3	1,266,059
	Maryland – 0.3% (0.2% of Total Investments)
2,500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Adventist Healthcare, Series 2011A, 6.000%, 1/01/26	1/22 at 100.00	Baa2	2,971,250
	Massachusetts – 3.2% (2.2% of Total Investments)
3,125	Massachusetts Department of Transportation, Metropolitan Highway System Revenue Bonds, Senior Lien Series 2010B, 5.000%, 1/01/37	1/20 at 100.00	A+	3,468,844
500	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, CareGroup Inc., Series 2008E-1 &2, 5.125%, 7/01/38	7/18 at 100.00	A–	529,930
7,405	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Massachusetts Institute of Technology, Series 2002K, 5.500%, 7/01/32 (UB)	No Opt. Call	AAA	10,759,465
2,300	Massachusetts Health and Educational Facilities Authority, Revenue Refunding Bonds, Suffolk University Issue, Series 2009A, 5.750%, 7/01/39	7/19 at 100.00	BBB	2,569,698
6,000	Massachusetts Industrial Finance Agency, Resource Recovery Revenue Refunding Bonds, Ogden Haverhill Project, Series 1998A, 5.600%, 12/01/19 (Alternative Minimum Tax)	12/12 at 100.00	A–	6,029,280
3,485	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Series 2005A, 5.000%, 8/15/30 – AGM Insured	8/15 at 100.00	AA+	3,843,537
515	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Series 2005A, 5.000%, 8/15/30 (Pre-refunded 8/15/15) – AGM Insured	8/15 at 100.00	Aa1 (4)	581,064
425	Massachusetts Water Pollution Abatement Trust, Revenue Bonds, MWRA Loan Program, Subordinate Series 1999A, 5.750%, 8/01/29	11/12 at 100.00	AAA	426,670
23,755	Total Massachusetts			28,208,488
	Michigan – 6.1% (4.1% of Total Investments)
1,975	Detroit Water and Sewerage Department, Michigan, Sewage Disposal System Revenue Bonds, Refunding Senior Lien Series 2012A, 5.000%, 7/01/32	7/22 at 100.00	A+	2,108,253
3,785	Detroit, Michigan, Second Lien Sewerage Disposal System Revenue Bonds, Series 2005A, 5.000%, 7/01/35 – NPFG Insured	7/15 at 100.00	A	3,894,614
2,000	Detroit, Michigan, Sewage Disposal System Revenue Bonds, Second Lien Series 2006A, 5.500%, 7/01/36 – BHAC Insured	7/18 at 100.00	AA+	2,268,160
1,500	Detroit, Michigan, Sewer Disposal System Revenue Bonds, Second Lien, Series 2001E, 5.750%, 7/01/31 – BHAC Insured	7/18 at 100.00	AA+	1,719,735

58	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Michigan (continued)
$2,000	Detroit, Michigan, Water Supply System Revenue Bonds, Series 2004B, 5.000%, 7/01/19 – NPFG Insured	7/16 at 100.00	BBB	$2,185,100
2,000	Kalamazoo Hospital Finance Authority, Michigan, Hospital Revenue Refunding Bonds, Bronson Methodist Hospital, Series 2010, 5.250%, 5/15/36 – AGM Insured	5/20 at 100.00	Aa3	2,252,000
6,000	Michigan Finance Authority, Unemployment Obligation Assessment Revenue Bonds, Series 2012A, 2.000%, 1/01/13	No Opt. Call	AAA	6,018,360
	Michigan State Building Authority, Revenue Bonds, Facilities Program, Series 2005II:
7,975	5.000%, 10/15/25 – AMBAC Insured	10/15 at 100.00	Aa3	8,782,868
10,470	5.000%, 10/15/26 – AMBAC Insured	10/15 at 100.00	Aa3	11,488,731
5,500	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Henry Ford Health System, Refunding Series 2009, 5.625%, 11/15/29	11/19 at 100.00	A1	6,412,175
3,050	Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2008A, 6.875%, 6/01/42	6/18 at 100.00	BB–	3,147,143
1,150	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital, Refunding Series 2009V, 8.250%, 9/01/39	9/18 at 100.00	A1	1,485,444
1,950	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Wayne County Airport, Series 2005, 5.000%, 12/01/34 – NPFG Insured (Alternative Minimum Tax)	12/15 at 100.00	A	1,994,889
49,355	Total Michigan			53,757,472
	Minnesota – 0.6% (0.4% of Total Investments)
3,655	Dakota and Washington Counties Housing and Redevelopment Authority, Minnesota, GNMA Mortgage-Backed Securities Program Single Family Residential Mortgage Revenue Bonds, Series 1988, 8.450%, 9/01/19 (Alternative Minimum Tax) (ETM)	No Opt. Call	Aaa	5,135,896
	Mississippi – 0.2% (0.2% of Total Investments)
1,875	Mississippi Hospital Equipment and Facilities Authority, Revenue Bonds, Baptist Memorial Healthcare, Series 2004B-1, 5.000%, 9/01/24 (UB)	9/14 at 100.00	AA	1,999,819
	Missouri – 2.6% (1.8% of Total Investments)
	Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Mass Transit Sales Tax Appropriation Bonds, Metrolink Cross County Extension Project, Series 2002B:
4,295	5.250%, 10/01/16 – AGM Insured	10/13 at 100.00	AA–	4,489,392
2,400	5.000%, 10/01/23 – AGM Insured	10/13 at 100.00	AA–	2,488,200
15,000	Kansas City Municipal Assistance Corporation, Missouri, Leasehold Revenue Bonds, Series 2004B-1, 0.000%, 4/15/28 – AMBAC Insured	No Opt. Call	AA–	7,896,300
1,370	Missouri Highways and Transportation Commission, State Road Revenue Bonds, Senior Lien Refunding Series 2006, 5.000%, 2/01/13	No Opt. Call	AAA	1,386,646
15,350	Springfield Public Building Corporation, Missouri, Lease Revenue Bonds, Jordan Valley Park Projects, Series 2000A, 0.000%, 6/01/30 – AMBAC Insured	No Opt. Call	N/R	6,695,056
38,415	Total Missouri			22,955,594
	Nevada – 2.9% (2.0% of Total Investments)
3,000	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Series 2003B Refunding, 5.000%, 6/01/25 (Pre-refunded 12/01/12) – NPFG Insured	12/12 at 100.00	AA+ (4)	3,012,060
14,515	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Series 2010A, 5.250%, 7/01/42	1/20 at 100.00	A+	16,039,365
75	Nevada State Las Vegas Monorail Company, Series 2012A, 5.500%, 7/15/19 (5)	No Opt. Call	N/R	53,992
22	Nevada State Las Vegas Monorail Company, Series 2012B, 3.000%, 6/30/55 (5)	No Opt. Call	N/R	9,321
2,280	North Las Vegas, Nevada, General Obligation Bonds, Wastewater Reclamation System Series 2006, 5.000%, 10/01/25 – NPFG Insured	10/16 at 100.00	A	2,402,550
2,500	Reno, Neveda, Health Facility Revenue Bonds, Catholic Healthcare West, Series 2007A, Trust 2634, 18.354%, 7/01/31 – BHAC Insured (IF) (6)	7/17 at 100.00	AA+	3,857,300
22,392	Total Nevada			25,374,588

Nuveen Investments	59

Nuveen Quality Income Municipal Fund, Inc. (continued)
NQU	Portfolio of Investments
October 31, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New Hampshire – 0.7% (0.4% of Total Investments)
$5,000	New Hampshire Business Finance Authority, Revenue Bonds, Elliot Hospital Obligated Group Issue, Series 2009A, 6.125%, 10/01/39	10/19 at 100.00	Baa1	$5,663,700
	New Jersey – 5.3% (3.6% of Total Investments)
1,000	New Jersey Building Authority, State Building Revenue Bonds, Series 2002A, 5.000%, 12/15/21 (Pre-refunded 12/15/12) – AGM Insured	12/12 at 100.00	AA– (4)	1,005,910
600	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Refunding Series 2011, 6.000%, 7/01/26	7/21 at 100.00	BBB–	689,256
1,500	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Series 2007, 5.750%, 7/01/37	7/18 at 100.00	BBB–	1,596,240
10,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Barnabas Health Care System, Refunding Series 2006B, 0.000%, 7/01/36	1/17 at 37.38	BBB+	2,906,300
3,200	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2003C, 5.500%, 6/15/22 (Pre-refunded 6/15/13)	6/13 at 100.00	Aaa	3,305,600
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2006C:
20,000	0.000%, 12/15/33 – AGM Insured	No Opt. Call	AA–	7,941,400
20,000	0.000%, 12/15/35 – AMBAC Insured	No Opt. Call	A+	6,892,000
20,000	0.000%, 12/15/36 – AMBAC Insured	No Opt. Call	A+	6,504,600
	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2003:
9,420	6.750%, 6/01/39 (Pre-refunded 6/01/13)	6/13 at 100.00	Aaa	9,780,221
1,850	6.250%, 6/01/43 (Pre-refunded 6/01/13)	6/13 at 100.00	Aaa	1,915,342
5,000	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A, 4.750%, 6/01/34	6/17 at 100.00	B2	4,335,950
92,570	Total New Jersey			46,872,819
	New York – 8.5% (5.7% of Total Investments)
2,250	Dormitory Authority of the State of New York, Insured Revenue Bonds, Mount Sinai School of Medicine, Series 1994A, 5.150%, 7/01/24 – NPFG Insured	No Opt. Call	A–	2,626,020
5,005	Dormitory Authority of the State of New York, Revenue Bonds, Non State Supported Debt, Vassar College, Series 2007, 5.000%, 7/01/46	7/17 at 100.00	AA	5,400,345
2,400	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A, 5.250%, 2/15/47	2/21 at 100.00	A	2,721,768
1,320	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 4.500%, 2/15/47 – NPFG Insured	2/17 at 100.00	A	1,369,896
13,600	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2006B, 4.500%, 11/15/32 – AGM Insured (UB)	11/16 at 100.00	AA–	14,320,120
1,250	New York City Industrial Development Agency, New York, American Airlines-JFK International Airport Special Facility Revenue Bonds, Series 2005, 7.500%, 8/01/16 (Alternative Minimum Tax)	No Opt. Call	N/R	1,313,888
3,545	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal Series 2012EE, 4.000%, 6/15/45	6/22 at 100.00	AA+	3,696,017
	New York City, New York, General Obligation Bonds, Fiscal Series 2002G:
20	5.000%, 8/01/17	11/12 at 100.00	AA	20,078
150	5.750%, 8/01/18	11/12 at 100.00	AA	152,006
6,805	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2003A-1, 5.250%, 6/01/22 – AMBAC Insured	6/13 at 100.00	AA–	6,991,117
11,540	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Twenty-Eighth Series 2002, 5.000%, 11/01/20 – AGM Insured	5/13 at 101.00	AA–	11,701,214
	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010:
8,550	5.500%, 12/01/31	12/20 at 100.00	BBB–	9,901,071
2,755	6.000%, 12/01/36	12/20 at 100.00	BBB–	3,244,674
2,470	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC, Sixth Series 1997, 6.250%, 12/01/15 – NPFG Insured (Alternative Minimum Tax)	No Opt. Call	BBB	2,717,519
7,000	Tobacco Settlement Financing Corporation, New York, Asset-Backed Revenue Bonds, State Contingency Contract Secured, Series 2011B, 5.000%, 6/01/18	No Opt. Call	AA–	8,430,170
68,660	Total New York			74,605,903

60	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	North Carolina – 3.7% (2.5% of Total Investments)
$3,000	Charlotte-Mecklenberg Hospital Authority, North Carolina, Health Care Revenue Bonds, DBA Carolinas HealthCare System, Series 2008A, 5.000%, 1/15/47	1/18 at 100.00	AA–	$3,196,140
9,790	North Carolina Capital Facilities Financing Agency, Revenue Bonds, Duke University, Series 2005A, 5.000%, 10/01/41	10/15 at 100.00	AA+	10,698,023
5,000	North Carolina Medical Care Commission, Health Care Facilities Revenue Refunding Bonds, WakeMed, Series 2012A, 5.000%, 10/01/27	10/22 at 100.00	AA–	5,855,450
4,000	North Carolina Medical Care Commission, Health System Revenue Bonds, Mission St. Joseph’s Health System, Series 2007, 4.500%, 10/01/31 (UB)	10/17 at 100.00	AA–	4,213,320
1,000	North Carolina Medical Care Commission, Healthcare Facilities Revenue Bonds, Duke University Health System, Series 2009A, 5.000%, 6/01/39	6/19 at 100.00	AA	1,103,250
7,500	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Series 2003A, 5.250%, 1/01/19 – NPFG Insured	1/13 at 100.00	A	7,561,425
30,290	Total North Carolina			32,627,608
	North Dakota – 1.3% (0.8% of Total Investments)
	Grand Forks, North Dakota, Health Care System Revenue Bonds, Altru Health System Obligated Group, Series 2012:
7,000	5.000%, 12/01/29	12/21 at 100.00	A–	7,733,950
3,000	5.000%, 12/01/32	12/21 at 100.00	A–	3,273,060
10,000	Total North Dakota			11,007,010
	Ohio – 6.3% (4.3% of Total Investments)
10,000	American Municipal Power Ohio Inc., General Revenue Bonds, Prairie State Energy Campus Project Series 2008A, 5.250%, 2/15/43	2/18 at 100.00	A1	10,936,200
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
1,055	5.125%, 6/01/24	6/17 at 100.00	B	921,754
2,925	5.875%, 6/01/30	6/17 at 100.00	B+	2,539,076
5,040	5.750%, 6/01/34	6/17 at 100.00	BB	4,264,546
2,715	6.000%, 6/01/42	6/17 at 100.00	BBB	2,353,525
5,730	5.875%, 6/01/47	6/17 at 100.00	BB	4,920,179
10,000	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-3, 6.250%, 6/01/37	6/22 at 100.00	B+	8,718,200
	Cincinnati City School District, Hamilton County, Ohio, General Obligation Bonds, Series 2002:
2,165	5.250%, 6/01/19 (Pre-refunded 12/01/12) – AGM Insured	12/12 at 100.00	Aa2 (4)	2,174,071
2,600	5.250%, 6/01/21 (Pre-refunded 12/01/12) – AGM Insured	12/12 at 100.00	Aa2 (4)	2,610,894
2,000	5.000%, 12/01/22 (Pre-refunded 12/01/12) – AGM Insured	12/12 at 100.00	Aa2 (4)	2,007,960
10,000	Columbus City School District, Franklin County, Ohio, General Obligation Bonds, Series 2006, 4.250%, 12/01/32 – AGM Insured (UB)	12/16 at 100.00	AA+	10,463,100
2,885	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series 2011A, 6.000%, 11/15/41	11/21 at 100.00	AA–	3,503,284
57,115	Total Ohio			55,412,789
	Oklahoma – 1.8% (1.2% of Total Investments)
1,400	Fort Sill Apache Tribe of Oklahoma Economic Development Authority, Gaming Enterprise Revenue Bonds, Fort Sill Apache Casino, Series 2011A, 8.500%, 8/25/26	8/21 at 100.00	N/R	1,548,330
3,500	Grand River Dam Authority, Oklahoma, Revenue Bonds, Series 2010A, 5.250%, 6/01/40	6/20 at 100.00	A	4,093,845
1,675	Oklahoma Development Finance Authority, Health System Revenue Bonds, Integris Baptist Medical Center, Series 2008B, 5.250%, 8/15/38	8/18 at 100.00	AA–	1,929,550
6,040	Oklahoma Development Finance Authority, Revenue Bonds, Saint John Health System, Series 2007, 5.000%, 2/15/42	2/17 at 100.00	A	6,322,793
2,000	Oklahoma Municipal Power Authority, Power Supply System Revenue Bonds, Series 2007, 4.500%, 1/01/47 – FGIC Insured	1/17 at 100.00	A	2,087,240
14,615	Total Oklahoma			15,981,758

Nuveen Investments	61

Nuveen Quality Income Municipal Fund, Inc. (continued)
NQU	Portfolio of Investments
October 31, 2012
Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Oregon – 0.7% (0.4% of Total Investments)
$5,565	Oregon Department of Administrative Services, Certificates of Participation, Series 2009C, 5.000%, 11/01/13	No Opt. Call	AA	$5,826,444
5	Oregon Housing and Community Services Department, Single Family Mortgage Revenue Bonds, Series 2004H, 5.125%, 1/01/29 (Alternative Minimum Tax)	1/14 at 100.00	Aa2	5,140
5,570	Total Oregon			5,831,584
	Pennsylvania – 3.9% (2.6% of Total Investments)
2,000	Allegheny County Hospital Development Authority, Pennsylvania, University of Pittsburgh Medical Center Revenue Bonds, Series 2009A, 5.625%, 8/15/39	8/19 at 100.00	Aa3	2,255,360
65	Allentown, Pennsylvania, General Obligation Bonds, Series 2003, 5.500%, 10/01/19 – FGIC Insured	10/13 at 100.00	A3	67,587
155	Allentown, Pennsylvania, General Obligation Bonds, Series 2003, 5.500%, 10/01/19 (Pre-refunded 10/01/13) – FGIC Insured	10/13 at 100.00	A3 (4)	162,483
8,000	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage Revenue Bonds, New Regional Medical Center Project, Series 2010, 5.250%, 8/01/33	8/20 at 100.00	AA	9,233,120
1,500	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2006-96A, 4.650%, 10/01/31 (Alternative Minimum Tax) (UB)	10/16 at 100.00	AA+	1,544,355
4,350	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2001T, 5.500%, 12/01/13 – FGIC Insured	No Opt. Call	Aa3	4,596,906
2,600	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2004A, 5.500%, 12/01/31 – AMBAC Insured	12/14 at 100.00	Aa3	2,819,388
5,000	Pennsylvania Turnpike Commission, Turnpike Subordinate Revenue Bonds, Series 2009C, 0.000%, 6/01/33 – AGM Insured	6/26 at 100.00	AA–	5,345,700
7,800	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General Ordinance, Fourth Series 1998, 5.000%, 8/01/32 – AGM Insured	8/13 at 100.00	AA–	7,938,528
31,470	Total Pennsylvania			33,963,427
	Puerto Rico – 8.4% (5.7% of Total Investments)
2,500	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A, 6.000%, 7/01/44	7/18 at 100.00	Baa2	2,616,200
2,500	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2012A, 5.125%, 7/01/37	7/22 at 100.00	Baa2	2,499,825
7,000	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2010XX, 5.750%, 7/01/36	7/20 at 100.00	BBB+	7,442,610
5,000	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Series 2005A, 0.000%, 7/01/42 – FGIC Insured	No Opt. Call	BBB+	724,800
5,000	Puerto Rico Municipal Finance Agency, Series 2002A, 5.000%, 8/01/27 – AGM Insured	11/12 at 100.00	AA–	5,003,650
8,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A, 0.000%, 8/01/32	8/26 at 100.00	A+	8,131,440
13,125	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010A, 0.000%, 8/01/33	8/29 at 100.00	A+	11,204,288
4,310	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010C, 5.250%, 8/01/41	8/20 at 100.00	A+	4,561,144
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A:
50,000	0.000%, 8/01/47 – AMBAC Insured	No Opt. Call	AA–	7,080,000
86,250	0.000%, 8/01/54 – AMBAC Insured	No Opt. Call	AA–	7,255,350
15,000	5.250%, 8/01/57 (UB) (6)	8/17 at 100.00	AA–	15,797,550
1,500	Puerto Rico, General Obligation and Public Improvement Bonds, Series 2002A, 5.500%, 7/01/29	No Opt. Call	Baa1	1,649,400
200,185	Total Puerto Rico			73,966,257
	Rhode Island – 0.6% (0.4% of Total Investments)
	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2002A:
2,765	6.125%, 6/01/32	11/12 at 100.00	BBB+	2,820,272
2,065	6.250%, 6/01/42	11/12 at 100.00	BBB–	2,106,279
4,830	Total Rhode Island			4,926,551

62	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	South Carolina – 4.6% (3.1% of Total Investments)
$24,725	Greenville County School District, South Carolina, Installment Purchase Revenue Bonds, Series 2002, 5.500%, 12/01/22 (Pre-refunded 12/01/12)	12/12 at 101.00	Aaa	$25,082,276
	Medical University Hospital Authority, South Carolina, FHA-Insured Mortgage Revenue Bonds, Series 2004A:
5,240	5.250%, 8/15/20 – NPFG Insured	8/14 at 100.00	BBB	5,594,276
3,000	5.250%, 2/15/24 – NPFG Insured	8/14 at 100.00	BBB	3,202,830
3,100	5.250%, 8/15/34 – NPFG Insured	8/14 at 100.00	BBB	3,288,077
7,600	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Series 2004A-2, 0.000%, 1/01/31 – AMBAC Insured	No Opt. Call	A–	3,549,580
43,665	Total South Carolina			40,717,039
	South Dakota – 0.2% (0.1% of Total Investments)
1,325	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sioux Valley Hospitals, Series 2004A, 5.250%, 11/01/34	11/14 at 100.00	A+	1,375,257
	Tennessee – 0.3% (0.2% of Total Investments)
3,010	Metropolitan Government of Nashville-Davidson County, Tennessee, General Obligation Bonds, Refunding Series 2011, 3.000%, 7/01/13	No Opt. Call	Aa1	3,065,805
	Texas – 9.7% (6.6% of Total Investments)
3,500	Bastrop Independent School District, Bastrop County, Texas, General Obligation Bonds, Series 2002, 5.650%, 2/15/35 (Pre-refunded 2/15/13)	2/13 at 100.00	Aaa	3,555,300
5,560	Beaumont Independent School District, Jefferson County, Texas, General Obligation Bonds, Series 2008, 5.000%, 2/15/38	2/17 at 100.00	AAA	6,280,020
1,500	Central Texas Regional Mobility Authority, Senior Lien Revenue Bonds, Series 2011, 5.750%, 1/01/31	1/21 at 100.00	BBB–	1,756,455
5,500	Central Texas Regional Mobility Authority, Travis and Williamson Counties, Toll Road Revenue Bonds, Series 2005, 5.000%, 1/01/45 – FGIC Insured	1/15 at 100.00	BBB	5,588,770
1,445	Conroe Independent School District, Montgomery County, Texas, General Obligation Bonds, School Building Refunding Series 2006, 5.000%, 2/15/13	No Opt. Call	AAA	1,464,999
4,000	Conroe Independent School District, Montgomery County, Texas, General Obligation Bonds, Schoolhouse Series 2005C, 5.000%, 2/15/30	2/15 at 100.00	AAA	4,338,760
4,000	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Series 2003A, 5.375%, 11/01/22 – AGM Insured (Alternative Minimum Tax)	11/13 at 100.00	AA–	4,172,600
3,570	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Series 2007, 5.000%, 11/01/22 – SYNCORA GTY Insured (Alternative Minimum Tax)	11/14 at 100.00	A+	3,762,887
3,500	Harris County-Houston Sports Authority, Texas, Junior Lien Revenue Refunding Bonds, Series 2001B, 5.250%, 11/15/40 – NPFG Insured	11/12 at 100.00	BBB	3,499,930
2,700	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Senior Lien Series 2001G, 5.250%, 11/15/30 – NPFG Insured	11/12 at 100.00	BBB	2,703,672
15,880	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Third Lien Series 2004A-3, 0.000%, 11/15/34 – NPFG Insured	11/24 at 55.69	BBB	4,506,109
	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Project, Series 2001B:
4,130	0.000%, 9/01/26 – AMBAC Insured	No Opt. Call	AA–	2,338,241
4,865	0.000%, 9/01/27 – AMBAC Insured	No Opt. Call	AA–	2,582,634
875	Lamar Consolidated Independent School District, Fort Bend County, Texas, General Obligation Bonds, Refunding Series 2005, 5.000%, 2/15/21	2/15 at 100.00	AAA	961,310
6,000	Leander Independent School District, Williamson and Travis Counties, Texas, General Obligation Bonds, Series 2006, 0.000%, 8/15/34	8/14 at 33.33	AAA	1,935,660
9,535	San Antonio, Texas, Electric and Gas System Revenue Refunding Bonds, New Series 1992, 5.000%, 2/01/17 (ETM)	No Opt. Call	AA+ (4)	10,442,541
4,375	Tarrant County Cultural & Educational Facilities Financing Corporation, Texas, Revenue Bonds, Texas Health Resources Tender Option Bond Trust 1197, 9.071%, 5/15/39 (IF) (6)	11/17 at 100.00	AA–	5,097,838

Nuveen Investments	63

Nuveen Quality Income Municipal Fund, Inc. (continued)
NQU	Portfolio of Investments
October 31, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$2,890	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Scott & White HealthCare Project, Series 2010, 5.500%, 8/15/45	8/20 at 100.00	AA–	$3,275,642
6,095	Texas State, General Obligation Bonds, Transportation Commission Highway Improvement, Series 2010B, 5.000%, 4/01/13	No Opt. Call	Aaa	6,218,058
1,000	Texas State, Transportation Commission Highway Fund Revenue Bonds, First Tier Series 2006A, 5.000%, 4/01/13	No Opt. Call	AAA	1,020,040
	White Settlement Independent School District, Tarrant County, Texas, General Obligation Bonds, Series 2006:
9,110	0.000%, 8/15/38	8/15 at 30.30	AAA	2,487,303
9,110	0.000%, 8/15/39	8/15 at 28.63	AAA	2,344,276
6,610	0.000%, 8/15/42	8/15 at 24.42	AAA	1,446,599
7,110	0.000%, 8/15/43	8/15 at 23.12	AAA	1,472,126
1,670	Wood County Central Hospital District, Texas, Revenue Bonds, East Texas Medical Center Quitman Project, Series 2011, 6.000%, 11/01/41	11/21 at 100.00	Baa2	1,902,080
124,530	Total Texas			85,153,850
	Utah – 1.1% (0.7% of Total Investments)
7,155	Utah Associated Municipal Power Systems, Revenue Bonds, Payson Power Project, Series 2003A, 5.000%, 4/01/25 (Pre-refunded 4/01/13) – AGM Insured	4/13 at 100.00	AA– (4)	7,297,528
1,840	West Valley City Municipal Building Authority, Salt Lake County, Utah, Lease Revenue Bonds, Series 2006A., 4.500%, 8/01/24 – FGIC Insured	8/16 at 100.00	A+	1,969,665
8,995	Total Utah			9,267,193
	Virgin Islands – 0.1% (0.1% of Total Investments)
1,085	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Series 2003, 5.000%, 10/01/26 – RAAI Insured	10/14 at 100.00	BBB+	1,146,834
	Virginia – 2.6% (1.7% of Total Investments)
10,000	Metropolitan Washington DC Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles Metrorail Capital Appreciation, Series 2010B, 0.000%, 10/01/44	10/28 at 100.00	BBB+	8,785,300
11,000	Metropolitan Washington DC Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Series 2009C, 0.000%, 10/01/41 – AGC Insured	10/26 at 100.00	AA–	10,896,160
	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012:
820	6.000%, 1/01/37 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	946,091
1,760	5.500%, 1/01/42 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	1,935,736
23,580	Total Virginia			22,563,287
	Washington – 2.8% (1.9% of Total Investments)
3,750	FYI Properties, Washington, Lease Revenue Bonds, Washington State Department of Information Services Project, Series 2009, 5.500%, 6/01/39	6/19 at 100.00	AA	4,245,150
3,475	Port of Seattle, Washington, General Obligation Bonds, Series 2004B, 5.000%, 11/01/19 – AGM Insured (Alternative Minimum Tax)	11/13 at 100.00	AAA	3,632,696
3,780	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2011A, 5.625%, 1/01/35	1/21 at 100.00	A	4,250,345
5,000	Washington State Health Care Facilities Authority, Revenue Bonds, Providence Health Care Services, Series 2006A, 4.625%, 10/01/34 – FGIC Insured (UB) (6)	10/16 at 100.00	AA	5,294,250
6,840	Washington State Tobacco Settlement Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2002, 6.500%, 6/01/26	6/13 at 100.00	A3	7,130,700
22,845	Total Washington			24,553,141
	West Virginia – 0.8% (0.6% of Total Investments)
6,725	West Virginia University, University Revenue Improvement Bonds, West Virginia University Projects, Series 2004C, 5.000%, 10/01/34 – FGIC Insured	10/14 at 100.00	Aa3	7,189,160

64	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Wisconsin – 1.5% (1.0% of Total Investments)
$3,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Fort Healthcare Inc., Series 2004, 5.750%, 5/01/29	5/14 at 100.00	BBB+	$3,150,930
3,670	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Gundersen Lutheran, Series 2011A, 5.250%, 10/15/39	10/21 at 100.00	A+	4,066,284
1,485	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Series 2012B, 5.000%, 2/15/40	2/22 at 100.00	A–	1,606,976
2,255	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Services Inc., Series 2003A, 5.125%, 8/15/33	8/13 at 100.00	A–	2,289,048
2,040	Wisconsin, Clean Water Revenue Bonds, Refunding Series 2002-2, 5.500%, 6/01/13 – NPFG Insured	No Opt. Call	AA+	2,103,257
12,450	Total Wisconsin			13,216,495
	Wyoming – 0.8% (0.5% of Total Investments)
2,035	Campbell County, Wyoming Solid Waste Facilities Revenue Bonds, Basin Electric Power Cooperative – Dry Fork Station Facilities, Series 2009A, 5.750%, 7/15/39	7/19 at 100.00	A1	2,341,186
4,000	Wyoming Municipal Power Agency Power Supply System Revenue Bonds, 2008 Series A, 5.375%, 1/01/42	1/18 at 100.00	A2	4,392,120
6,035	Total Wyoming			6,733,306
$1,621,541	Total Long-Term Investments (cost $1,174,259,147) – 147.3%			1,293,438,335
	Short-Term Investments – 0.6% (0.4% of Total Investments)
	Texas – 0.6% (0.4% of Total Investments)
$5,000	Harris County, Texas, Tax Anticipation Notes, Series 2012, 1.500%, 2/28/13 (7)	No Opt. Call	SP-1+	$5,023,250
	Total Short-Term Investments (cost $5,021,930)			5,023,250
	Total Investments (cost $1,179,281,077) – 147.9%			1,298,461,585
	Floating Rate Obligations – (6.6)%			(57,830,000)
	Variable Rate Demand Preferred Shares, at Liquidation Value – (44.2)% (8)			(388,400,000)
	Other Assets Less Liabilities – 2.9%			25,838,860
	Net Assets Applicable to Common Shares – 100%			$878,070,445

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)
Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Directors. For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

(6)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(7)
Investment has a maturity of more than one year, but has a variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions of a specified market index.

(8)	Variable Rate Demand Preferred Shares, at Liquidation Value as a percentage of Total Investments is 29.9%.
N/R	Not rated.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

 See accompanying notes to financial statements.

Nuveen Investments	65

Nuveen Premier Municipal Income Fund, Inc.
NPF	Portfolio of Investments
October 31, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Alabama – 1.6% (1.1% of Total Investments)
$2,010	Alabama Special Care Facilities Financing Authority, Revenue Bonds, Ascension Health, Series 2006C-2, 5.000%, 11/15/39	11/16 at 100.00	AA+	$2,184,790
	Birmingham Special Care Facilities Financing Authority, Alabama, Revenue Bonds, Baptist Health System Inc., Series 2005A:
1,200	5.250%, 11/15/20	11/15 at 100.00	Baa2	1,269,612
400	5.000%, 11/15/30	11/15 at 100.00	Baa2	405,956
1,000	Montgomery BMC Special Care Facilities Financing Authority, Alabama, Revenue Bonds, Baptist Medical Center, Series 2004C, 5.250%, 11/15/29 (Pre-refunded 11/15/14)	11/14 at 100.00	A3 (4)	1,098,280
4,610	Total Alabama			4,958,638
	Alaska – 0.3% (0.2% of Total Investments)
1,000	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 5.000%, 6/01/46	6/14 at 100.00	B+	852,370
	Arizona – 4.1% (2.7% of Total Investments)
2,335	Arizona Sports and Tourism Authority, Senior Revenue Refunding Bonds, Multipurpose Stadium Facility Project, Series 2012A, 5.000%, 7/01/36	7/22 at 100.00	A1	2,586,690
	Glendale Industrial Development Authority, Arizona, Revenue Bonds, John C. Lincoln Health Network, Series 2005B:
100	5.250%, 12/01/24	12/15 at 100.00	BBB+	105,603
135	5.250%, 12/01/25	12/15 at 100.00	BBB+	142,398
7,000	Phoenix, Arizona, Civic Improvement Revenue Bonds, Civic Plaza, Series 2005B, 0.000%, 7/01/39 – FGIC Insured	No Opt. Call	AA	8,426,600
1,200	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007, 5.000%, 12/01/37	No Opt. Call	A–	1,390,728
10,770	Total Arizona			12,652,019
	Arkansas – 0.8% (0.5% of Total Investments)
2,155	Arkansas Development Finance Authority, State Facility Revenue Bonds, Department of Correction Special Needs Unit Project, Series 2005B, 5.000%, 11/01/25 – AGM Insured	11/15 at 100.00	AA–	2,387,050
	California – 18.7% (12.4% of Total Investments)
3,000	Anaheim Public Finance Authority, California, Senior Lease Bonds, Public Improvement Project, Refunding Series 2007A-1, 4.375%, 3/01/37 – FGIC Insured	9/17 at 100.00	A1	3,042,270
1,000	Arcadia Unified School District, Los Angeles County, California, General Obligation Bonds, Election 2006 Series 2007A, 0.000%, 8/01/33 – AGM Insured	2/17 at 44.77	Aa2	352,200
1,350	California Educational Facilities Authority, Revenue Bonds, University of Southern California, Series 2005, 4.750%, 10/01/28	10/15 at 100.00	Aa1	1,483,070
1,975	California Health Facilities Financing Authority, Revenue Bonds, Catholic Healthcare West, Series 2004I, 4.950%, 7/01/26 (Mandatory put 7/01/14)	No Opt. Call	A	2,102,743
1,700	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Series 2009B, 5.500%, 10/01/39	10/19 at 100.00	AA	1,945,939
4,900	California State, General Obligation Bonds, Series 2004, 5.000%, 6/01/23 – AMBAC Insured	12/14 at 100.00	A1	5,340,461
500	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A, 5.000%, 7/01/39	7/15 at 100.00	BBB	512,820
1,600	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanente System, Series 2001C, 5.250%, 8/01/31	8/16 at 100.00	A+	1,789,184
1,025	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 3175, 13.471%, 5/15/14 (IF)	No Opt. Call	AA–	1,443,067
1,000	Chula Vista, California, Industrial Development Revenue Bonds, San Diego Gas and Electric Company, Series 1996A, 5.300%, 7/01/21	6/14 at 102.00	A+	1,059,650

66	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$5,045	Culver City Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Project, Capital Appreciation Series 2011A, 0.000%, 11/01/27	11/21 at 61.42	A	$1,806,009
3,010	El Camino Community College District, California, General Obligation Bonds, Election of 2002 Series 2012C, 0.000%, 8/01/25	No Opt. Call	Aa1	1,859,367
25,000	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Series 1995A, 0.000%, 1/01/17 (ETM)	No Opt. Call	Aaa	24,097,000
450	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2003A-1, 6.750%, 6/01/39 (Pre-refunded 6/01/13)	6/13 at 100.00	Aaa	467,078
3,500	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1, 5.125%, 6/01/47	6/17 at 100.00	BB–	2,836,400
6,005	Los Angeles Unified School District, California, General Obligation Bonds, Series 2005E, 5.000%, 7/01/22 (Pre-refunded 7/01/15) – AMBAC Insured	7/15 at 100.00	Aa2 (4)	6,722,417
4,615	Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Jurupa Valley Project Area, Series 2011B, 0.000%, 10/01/38	No Opt. Call	A–	825,993
	San Diego County, California, Certificates of Participation, Burnham Institute, Series 2006:
100	5.000%, 9/01/21	9/15 at 102.00	Baa3	105,459
110	5.000%, 9/01/23	9/15 at 102.00	Baa3	114,785
1,175	Southern Kern Unified School District, Kern County, California, General Obligation Bonds, Series 2010B, 0.000%, 11/01/35 – AGM Insured	No Opt. Call	AA–	365,272
67,060	Total California			58,271,184
	Colorado – 8.6% (5.7% of Total Investments)
1,000	Colorado Health Facilities Authority, Revenue Bonds, Evangelical Lutheran Good Samaritan Society, Series 2005, 5.000%, 6/01/29	6/16 at 100.00	A–	1,042,570
1,150	Colorado Health Facilities Authority, Revenue Bonds, Parkview Medical Center, Series 2004, 5.000%, 9/01/25	9/14 at 100.00	A3	1,165,341
400	Colorado Health Facilities Authority, Revenue Bonds, Poudre Valley Health Care, Series 2005F, 5.000%, 3/01/25	3/15 at 100.00	A+	414,420
750	Colorado Health Facilities Authority, Revenue Bonds, Vail Valley Medical Center, Series 2004, 5.000%, 1/15/17	1/15 at 100.00	A–	792,983
	Denver City and County, Colorado, Airport Revenue Bonds, Series 2006:
4,060	5.000%, 11/15/23 – FGIC Insured	11/16 at 100.00	A+	4,648,822
6,800	5.000%, 11/15/24 – FGIC Insured	11/16 at 100.00	A+	7,740,168
8,940	5.000%, 11/15/25 – FGIC Insured	11/16 at 100.00	A+	10,176,044
660	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported Revenue Refunding Bonds, Series 2011, 6.125%, 12/01/41 – AGM Insured	12/20 at 100.00	AA–	776,714
23,760	Total Colorado			26,757,062
	Florida – 1.4% (0.9% of Total Investments)
700	City of Tampa, Florida, Refunding and Capital Improvement Cigarette Tax Allocation Bonds, H. Lee Moffitt Cancer Center Project, Series 2012A, 5.000%, 9/01/29	9/22 at 100.00	A+	802,690
105	Marion County Hospital District, Florida, Revenue Bonds, Munroe Regional Medical Center, Series 2007, 5.000%, 10/01/34	10/17 at 100.00	A3	109,332
1,000	South Miami Health Facilities Authority, Florida, Hospital Revenue, Baptist Health System Obligation Group, Series 2007, 5.000%, 8/15/42	8/17 at 100.00	AA	1,079,240
2,150	Sumter County, Florida, Capital Improvement Revenue Bonds, Series 2006, 5.000%, 6/01/30 – AMBAC Insured	6/16 at 100.00	A	2,269,153
3,955	Total Florida			4,260,415
	Georgia – 2.7% (1.8% of Total Investments)
	Coffee County Hospital Authority, Georgia, Revenue Bonds, Coffee County Regional Medical Center, Series 2004:
500	5.000%, 12/01/19	12/14 at 100.00	BBB–	509,280
1,000	5.250%, 12/01/22	12/14 at 100.00	BBB–	1,019,300

Nuveen Investments	67

Nuveen Premier Municipal Income Fund, Inc. (continued)
NPF	Portfolio of Investments
October 31, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Georgia (continued)
$1,000	Main Street Natural Gas Inc., Georgia, Gas Project Revenue Bonds, Series 2006B, 5.000%, 3/15/20	No Opt. Call	A	$1,133,290
4,105	Municipal Electric Authority of Georgia, Combustion Turbine Revenue Bonds, Series 2003A, 5.125%, 11/01/17 – NPFG Insured	11/13 at 100.00	A1	4,279,504
1,425	Valdosta and Lowndes County Hospital Authority, Georgia, Revenue Certificates, South Georgia Medical Center Project, Series 2011B, 5.000%, 10/01/41	10/21 at 100.00	Aa2	1,592,680
8,030	Total Georgia			8,534,054
	Idaho – 0.3% (0.2% of Total Investments)
15	Idaho Housing and Finance Association, Single Family Mortgage Bonds, Series 1996E, 6.350%, 7/01/14 (Alternative Minimum Tax)	1/13 at 100.00	AAA	15,049
310	Idaho Water Resource Board, Water Resource Loan Program Revenue, Ground Water Rights Mittigation Series 2012A, 5.000%, 9/01/32	9/22 at 100.00	Baa1	339,605
	Madison County, Idaho, Hospital Revenue Certificates of Participation, Madison Memorial Hospital, Series 2006:
500	5.250%, 9/01/26	9/16 at 100.00	BB+	514,810
200	5.250%, 9/01/37	9/16 at 100.00	BB+	202,928
1,025	Total Idaho			1,072,392
	Illinois – 17.8% (11.8% of Total Investments)
3,000	Bensenville, Illinois, General Obligation Bonds, Series 2011A, 5.000%, 12/15/30 – AGM Insured	12/21 at 100.00	AA–	3,357,420
320	Chicago Public Building Commission, Illinois, General Obligation Lease Certificates, Chicago Board of Education, Series 1990B, 7.000%, 1/01/15 – NPFG Insured (ETM)	No Opt. Call	BBB (4)	343,078
4,100	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Series 2011, 5.250%, 12/01/40	12/21 at 100.00	AA	4,707,333
8,670	Chicago, Illinois, General Obligation Bonds, City Colleges, Series 1999, 0.000%, 1/01/24 – FGIC Insured	No Opt. Call	AA–	5,568,134
5,000	Chicago, Illinois, Motor Fuel Tax Revenue Bonds, Series 2003A, 5.000%, 1/01/33 – AMBAC Insured	7/13 at 100.00	AA+	5,055,850
2,000	Chicago, Illinois, Revenue Bonds, Midway Airport, Series 1996A, 5.500%, 1/01/29 – NPFG Insured	1/13 at 100.00	A	2,006,660
785	Chicago, Illinois, Revenue Bonds, Midway Airport, Series 1998B, 5.000%, 1/01/35 – NPFG Insured	1/13 at 100.00	A	787,253
6,410	Chicago, Illinois, Second Lien Wastewater Transmission Revenue Bonds, Series 2001A, 5.500%, 1/01/30 – NPFG Insured	No Opt. Call	Aa3	7,842,186
8,500	Chicago, Illinois, Senior Lien Water Revenue Bonds, Series 2001, 5.750%, 11/01/30 – AMBAC Insured (UB) (5)	No Opt. Call	Aa3	10,696,570
200	Illinois Finance Authority, Revenue Bonds, Proctor Hospital, Series 2006, 5.125%, 1/01/25	1/16 at 100.00	BB+	189,990
	Lombard Public Facilities Corporation, Illinois, Second Tier Conference Center and Hotel Revenue Bonds, Series 2005B:
850	5.250%, 1/01/25	1/16 at 100.00	CCC	444,567
1,750	5.250%, 1/01/30	1/16 at 100.00	CCC	906,430
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Refunding Bonds, McCormick Place Expansion Project, Series 1996A:
10,575	0.000%, 12/15/23 – NPFG Insured	No Opt. Call	AA–	6,910,551
10,775	0.000%, 12/15/24 – NPFG Insured	No Opt. Call	AA–	6,656,364
62,935	Total Illinois			55,472,386
	Indiana – 3.2% (2.1% of Total Investments)
2,275	Anderson School Building Corporation, Madison County, Indiana, First Mortgage Bonds, Series 2003, 5.500%, 7/15/23 (Pre-refunded 1/15/14) – AGM Insured	1/14 at 100.00	AA+ (4)	2,416,164
6,180	Crown Point Multi-School Building Corporation, Indiana, First Mortgage Bonds, Crown Point Community School Corporation, Series 2000, 0.000%, 1/15/23 – NPFG Insured	No Opt. Call	A	4,260,430
1,250	Portage, Indiana, Economic Development Revenue Bonds, Ameriplex Project, Series 2006, 5.000%, 7/15/23	7/16 at 100.00	A	1,314,563
1,700	Saint Joseph County, Indiana, Educational Facilities Revenue Bonds, University of Notre Dame du Lac Project, Refunding Series 2009, 5.000%, 3/01/36	3/18 at 100.00	Aaa	1,945,803
1,000	St. Joseph County Hospital Authority, Indiana, Revenue Bonds, Madison Center Inc., Series 2005, 5.250%, 2/15/28 (6)	2/15 at 100.00	N/R	120,090
12,405	Total Indiana			10,057,050

68	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Iowa – 1.2% (0.8% of Total Investments)
$4,000	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C, 5.500%, 6/01/42	6/15 at 100.00	B+	$3,688,200
	Kansas – 0.7% (0.5% of Total Investments)
3,500	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Capital Appreciation Revenue Bonds Redevelopment Project Area B – Major Multi-Sport Athletic Complex Project, Subordinate Lien Series 2010, 0.000%, 6/01/21	No Opt. Call	BBB	2,347,870
	Kentucky – 0.8% (0.5% of Total Investments)
1,700	Kentucky Economic Development Finance Authority, Hospital Facilities Revenue Bonds, Owensboro Medical Health System, Series 2010A, 6.500%, 3/01/45	6/20 at 100.00	BBB+	2,037,671
510	Louisville and Jefferson County Metropolitan Government, Kentucky, Industrial Building Revenue Bonds, Sisters of Mercy of the Americas, Series 2006, 5.000%, 10/01/35	10/16 at 100.00	A+	535,184
2,210	Total Kentucky			2,572,855
	Louisiana – 6.8% (4.5% of Total Investments)
1,310	Louisiana Housing Finance Agency, GNMA Collateralized Mortgage Revenue Bonds, St. Dominic Assisted Care Facility, Series 1995, 6.850%, 9/01/25	3/13 at 100.00	AA+	1,313,825
1,500	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2007A, 5.500%, 5/15/47	5/17 at 100.00	Baa1	1,586,910
	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2006A:
825	4.750%, 5/01/39 – AGM Insured (UB)	5/16 at 100.00	Aa1	902,055
8,880	4.500%, 5/01/41 – FGIC Insured (UB)	5/16 at 100.00	Aa1	9,450,452
5	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2006A, Trust 660, 15.654%, 5/01/34 – FGIC Insured (IF)	5/16 at 100.00	Aa1	6,282
3,950	Morehouse Parish, Louisiana, Pollution Control Revenue Bonds, International Paper Company, Series 2002A, 5.700%, 4/01/14	No Opt. Call	BBB	4,202,642
1,000	New Orleans, Louisiana, General Obligation Refunding Bonds, Series 2012, 5.000%, 12/01/28 – AGM Insured	12/22 at 100.00	AA–	1,151,730
385	Saint Charles Parish, Louisiana, Gulf Opportunity Zone Revenue Bonds, Valero Project, Series 2010, 4.000%, 12/01/40 (Mandatory put 6/01/22)	No Opt. Call	BBB	423,931
2,090	Tobacco Settlement Financing Corporation, Louisiana, Tobacco Settlement Asset-Backed Bonds, Series 2001B, 5.875%, 5/15/39	11/12 at 100.00	A–	2,142,208
19,945	Total Louisiana			21,180,035
	Maine – 0.1% (0.1% of Total Investments)
270	Maine State Housing Authority, Single Family Mortgage Purchase Bonds, Series 2004A-2, 5.000%, 11/15/21 (Alternative Minimum Tax)	5/13 at 100.00	AA+	272,057
	Maryland – 1.2% (0.8% of Total Investments)
2,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, MedStar Health, Series 2004, 5.375%, 8/15/24	8/14 at 100.00	A2	2,130,440
1,500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Western Maryland Health, Series 2006A, 4.750%, 7/01/36 – NPFG Insured	7/16 at 100.00	BBB	1,564,710
3,500	Total Maryland			3,695,150
	Massachusetts – 4.0% (2.7% of Total Investments)
7,500	Massachusetts Department of Transportation, Metropolitan Highway System Revenue Bonds, Senior Lien Series 2010B, 5.000%, 1/01/37	1/20 at 100.00	A+	8,325,225
1,000	Massachusetts Development Finance Authority, Revenue Bonds, Hampshire College, Series 2004, 5.625%, 10/01/24	10/14 at 100.00	BBB	1,038,280
3,000	Massachusetts State, Special Obligation Dedicated Tax Revenue Bonds, Series 2004, 5.250%, 1/01/24 (Pre-refunded 1/01/14) – FGIC Insured	1/14 at 100.00	A1 (4)	3,169,710
11,500	Total Massachusetts			12,533,215

Nuveen Investments	69

Nuveen Premier Municipal Income Fund, Inc. (continued)
NPF	Portfolio of Investments
October 31, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Michigan – 6.7% (4.4% of Total Investments)
$2,925	Detroit, Michigan, General Obligation Bonds, Series 2003A, 5.250%, 4/01/17 – SYNCORA GTY Insured	4/13 at 100.00	B	$2,759,006
4,600	Detroit, Michigan, Sewer Disposal System Revenue Bonds, Second Lien, Series 2006B, 4.625%, 7/01/34 – FGIC Insured	7/16 at 100.00	A	4,689,838
5,000	Detroit, Michigan, Water Supply System Revenue Bonds, Senior Lien Series 2011A, 5.250%, 7/01/41	7/21 at 100.00	A+	5,334,750
1,500	Michigan Finance Authority, Revenue Bonds, Sparrow Obligated Group, Series 2012, 5.000%, 11/15/42	11/22 at 100.00	A+	1,641,825
815	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Series 2006A, 5.000%, 12/01/31	12/16 at 100.00	AA	908,260
185	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Series 2006A, 5.000%, 12/01/31 (Pre-refunded 12/01/16)	12/16 at 100.00	Aa2 (4)	217,425
2,000	Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2008A, 6.875%, 6/01/42	6/18 at 100.00	BB–	2,063,700
170	Monroe County Hospital Finance Authority, Michigan, Mercy Memorial Hospital Corporation Revenue Bonds, Series 2006, 5.500%, 6/01/35	6/16 at 100.00	BBB	180,498
290	Wayne County, Michigan, Airport Revenue Refunding Bonds, Detroit Metropolitan Airport, Series 2002C, 5.375%, 12/01/19 – FGIC Insured	12/12 at 100.00	A2	291,006
2,735	Wayne County, Michigan, Airport Revenue Refunding Bonds, Detroit Metropolitan Airport, Series 2002C, 5.375%, 12/01/19 (Pre-refunded 12/01/12) – FGIC Insured	12/12 at 100.00	A2 (4)	2,746,186
20,220	Total Michigan			20,832,494
	Minnesota – 5.0% (3.3% of Total Investments)
4,350	Cohasset, Minnesota, Pollution Control Revenue Bonds, Allete Inc., Series 2004, 4.950%, 7/01/22	7/14 at 100.00	A2	4,501,815
1,000	Duluth Economic Development Authority, Minnesota, Healthcare Facilities Revenue Bonds, Benedictine Health System – St. Mary’s Duluth Clinic, Series 2004, 5.250%, 2/15/21 (Pre-refunded 2/15/14)	2/14 at 100.00	N/R (4)	1,063,020
2,290	Minneapolis-St. Paul Housing and Redevelopment Authority, Minnesota, Revenue Bonds, HealthPartners Inc., Series 2003, 6.000%, 12/01/20	12/13 at 100.00	A–	2,411,736
530	Minnesota Higher Education Facilities Authority, Revenue Bonds, University of St. Thomas, Series 2004-5Y, 5.250%, 10/01/19	10/14 at 100.00	A2	567,063
1,000	Minnesota Municipal Power Agency, Electric Revenue Bonds, Series 2004A, 5.250%, 10/01/19	10/14 at 100.00	A3	1,080,510
1,000	Minnesota State, General Obligation Bonds, Various Purpose, Refunding Series 2010D, 5.000%, 8/01/18	No Opt. Call	AA+	1,234,230
3,000	St. Paul Port Authority, Minnesota, Lease Revenue Bonds, Office Building at Cedar Street, Series 2003, 5.250%, 12/01/20	12/13 at 100.00	AA	3,154,050
1,500	Tobacco Securitization Authority, Minnesota, Tobacco Settlement Revenue Bonds, Tax-Exempt Series 2011B, 5.250%, 3/01/31	3/22 at 100.00	A–	1,673,850
14,670	Total Minnesota			15,686,274
	Mississippi – 0.8% (0.5% of Total Investments)
2,325	Mississippi Hospital Equipment and Facilities Authority, Revenue Bonds, Baptist Memorial Healthcare, Series 2004B-1, 5.000%, 9/01/24	9/14 at 100.00	AA	2,479,775
	Missouri – 1.0% (0.7% of Total Investments)
100	Hannibal Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Hannibal Regional Hospital, Series 2006, 5.000%, 3/01/22	3/16 at 100.00	BBB+	104,218
2,880	Joplin Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Freeman Health System, Series 2004, 5.500%, 2/15/24	2/15 at 102.00	BBB+	3,048,826
2,980	Total Missouri			3,153,044

70	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Nebraska – 0.9% (0.6% of Total Investments)
$1,580	Douglas County Hospital Authority 2, Nebraska, Health Facilities Revenue Bonds, Nebraska Medical Center, Series 2003, 5.000%, 11/15/16	No Opt. Call	Aa3	$1,816,558
515	Omaha Public Power District, Nebraska, Separate Electric System Revenue Bonds, Nebraska City 2, Series 2006A, 19.658%, 8/01/40 – AMBAC Insured (IF)	2/17 at 100.00	AA+	897,552
2,095	Total Nebraska			2,714,110
	Nevada – 2.2% (1.5% of Total Investments)
4,000	Clark County, Nevada, Airport Revenue Bonds, Subordinate Lien Series 2010B, 5.750%, 7/01/42	1/20 at 100.00	A+	4,608,320
2,050	Washoe County, Nevada, General Obligation Bonds, Reno-Sparks Convention & Visitors Authority, Refunding Series 2011, 5.000%, 7/01/32	7/21 at 100.00	AA	2,316,500
6,050	Total Nevada			6,924,820
	New Hampshire – 0.6% (0.4% of Total Investments)
1,110	New Hampshire Health and Education Facilities Authority, Revenue Bonds, Dartmouth College, Tender Option Bond Trust 09-7W, 14.367%, 6/01/39 (IF) (5)	6/19 at 100.00	AA+	1,768,252
	New Jersey – 7.4% (4.9% of Total Investments)
1,000	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series 2005P, 5.250%, 9/01/24	9/15 at 100.00	A+	1,097,830
2,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Barnabas Health Care System, Refunding Series 2011A, 5.625%, 7/01/32	7/21 at 100.00	BBB+	2,272,800
1,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Capital Appreciation Series 2010A, 0.000%, 12/15/26	No Opt. Call	A+	575,170
3,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2003C, 5.500%, 6/15/24 (Pre-refunded 6/15/13)	6/13 at 100.00	Aaa	3,099,000
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2006C:
25,000	0.000%, 12/15/35 – AMBAC Insured	No Opt. Call	A+	8,615,000
10,000	0.000%, 12/15/36 – AMBAC Insured	No Opt. Call	A+	3,252,300
1,500	New Jersey Turnpike Authority, Revenue Bonds, Series 2003A, 5.000%, 1/01/19 (Pre-refunded 7/01/13) – FGIC Insured	7/13 at 100.00	A+ (4)	1,548,090
2,500	New Jersey Turnpike Authority, Revenue Bonds, Series 2005A, 5.000%, 1/01/25 – AGM Insured	1/15 at 100.00	AA–	2,644,800
46,000	Total New Jersey			23,104,990
	New York – 15.0% (9.9% of Total Investments)
	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009:
660	6.000%, 7/15/30	1/20 at 100.00	BBB–	774,338
1,600	0.000%, 7/15/44	No Opt. Call	BBB–	338,448
1,500	Dormitory Authority of the State of New York, State and Local Appropriation Lease Bonds, Upstate Community Colleges, Series 2004B, 5.250%, 7/01/19	7/14 at 100.00	AA–	1,619,145
1,100	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A, 5.750%, 2/15/47	2/21 at 100.00	A	1,300,904
2,200	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 4.500%, 2/15/47 – NPFG Insured	2/17 at 100.00	A	2,283,160
7,500	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006A, 5.000%, 12/01/25 – FGIC Insured (UB)	6/16 at 100.00	AA+	8,388,150
865	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue Bonds, Fiscal Series 2005B, 5.000%, 6/15/23 (Pre-refunded 12/15/14) – AMBAC Insured	12/14 at 100.00	Aa1 (4)	950,704
1,135	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue Bonds, Fiscal Series 2005B, 5.000%, 6/15/23 – AMBAC Insured	12/14 at 100.00	AAA	1,244,913
	New York City, New York, General Obligation Bonds, Fiscal Series 2003D:
1,815	5.250%, 10/15/22 (Pre-refunded 10/15/13)	10/13 at 100.00	Aa2 (4)	1,902,356
2,450	5.250%, 10/15/22 (Pre-refunded 10/15/13)	10/13 at 100.00	AA (4)	2,567,919
1,050	New York City, New York, General Obligation Bonds, Fiscal Series 2004B, 5.250%, 8/01/15	8/14 at 100.00	AA	1,136,741

Nuveen Investments	71

Nuveen Premier Municipal Income Fund, Inc. (continued)
NPF	Portfolio of Investments
October 31, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
$4,000	New York City, New York, General Obligation Bonds, Series 2004C-1, Trust 3217, 5.250%, 8/15/20 (UB)	8/14 at 100.00	AA	$4,344,080
910	New York Convention Center Development Corporation, Hotel Fee Revenue Bonds, Series 2005, Trust 2364, 16.696%, 11/15/44 – BHAC Insured (IF)	11/15 at 100.00	AA+	1,112,857
1,560	New York Liberty Development Corporation, Liberty Revenue Bonds, 4 World Trade Center Project, Series 2011, 5.000%, 11/15/44	11/21 at 100.00	A+	1,720,259
3,250	New York State Municipal Bond Bank Agency, Special School Purpose Revenue Bonds, Series 2003C, 5.250%, 6/01/22 (Pre-refunded 6/01/13)	6/13 at 100.00	AA– (4)	3,345,713
	New York State Thruway Authority, General Revenue Bonds, Residual Series 2005G:
6,460	5.000%, 1/01/25 – AGM Insured (UB)	7/15 at 100.00	AA–	7,118,403
2,580	5.000%, 1/01/26 – AGM Insured (UB)	7/15 at 100.00	AA–	2,853,377
1,850	New York State Urban Development Corporation, Service Contract Revenue Bonds, Series 2005B, 5.000%, 3/15/24 – AGM Insured (UB)	3/15 at 100.00	AAA	2,054,296
1,000	New York State Urban Development Corporation, Subordinate Lien Corporate Purpose Bonds, Series 2004A, 5.125%, 1/01/22	7/14 at 100.00	A	1,052,890
395	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010, 6.000%, 12/01/42	12/20 at 100.00	BBB–	462,170
43,880	Total New York			46,570,823
	North Carolina – 4.3% (2.8% of Total Investments)
10,300	North Carolina Eastern Municipal Power Agency, Power System Revenue Refunding Bonds, Series 1993B, 6.000%, 1/01/22 – CAPMAC Insured (UB) (5)	No Opt. Call	Baa1	13,349,212
	North Dakota – 0.2% (0.1% of Total Investments)
675	Burleigh County, North Dakota, Health Care Revenue Refunding Bonds, St. Alexius Medical Center Project, Series 2012A, 5.000%, 7/01/38	7/22 at 100.00	A–	728,359
	Ohio – 2.8% (1.8% of Total Investments)
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
1,600	5.125%, 6/01/24	6/17 at 100.00	B	1,397,920
3,410	5.875%, 6/01/47	6/17 at 100.00	BB	2,928,065
4,000	Ohio, Solid Waste Revenue Bonds, Republic Services Inc., Series 2004, 4.250%, 4/01/33 (Mandatory put 4/01/14) (Alternative Minimum Tax)	No Opt. Call	BBB	4,149,440
250	Port of Greater Cincinnati Development Authority, Ohio, Economic Development Revenue Bonds, Sisters of Mercy of the Americas, Series 2006, 5.000%, 10/01/25	10/16 at 100.00	A+	261,928
9,260	Total Ohio			8,737,353
	Oklahoma – 1.1% (0.7% of Total Investments)
450	Norman Regional Hospital Authority, Oklahoma, Hospital Revenue Bonds, Series 2005, 5.375%, 9/01/36	9/16 at 100.00	BB+	460,877
2,705	Tulsa County Industrial Authority, Oklahoma, Health Care Revenue Bonds, Saint Francis Health System, Series 2006, 5.000%, 12/15/36	12/16 at 100.00	AA+	2,922,049
3,155	Total Oklahoma			3,382,926
	Oregon – 1.1% (0.7% of Total Investments)
	Oregon State, General Obligation Bonds, State Board of Higher Education, Series 2004A:
1,795	5.000%, 8/01/21 (Pre-refunded 8/01/14)	8/14 at 100.00	AA+ (4)	1,942,064
1,240	5.000%, 8/01/23 (Pre-refunded 8/01/14)	8/14 at 100.00	AA+ (4)	1,341,593
3,035	Total Oregon			3,283,657
	Pennsylvania – 2.3% (1.5% of Total Investments)
2,000	Allegheny County Sanitary Authority, Pennsylvania, Sewerage Revenue Bonds, Series 2005A, 5.000%, 12/01/23 – NPFG Insured	12/15 at 100.00	A1	2,215,800
4,500	Pennsylvania Turnpike Commission, Turnpike Subordinate Revenue Bonds, Series 2009C, 0.000%, 6/01/33 – AGM Insured	6/26 at 100.00	AA–	4,811,130
6,500	Total Pennsylvania			7,026,930
72	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Puerto Rico – 1.2% (0.8% of Total Investments)
$3,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A, 0.000%, 8/01/32	8/26 at 100.00	A+	$3,049,290
10,000	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Bonds, Series 2005A, 0.000%, 5/15/50	5/15 at 11.19	BB–	768,300
13,000	Total Puerto Rico			3,817,590
	Rhode Island – 1.0% (0.6% of Total Investments)
2,965	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2002A, 6.000%, 6/01/23	11/12 at 100.00	Baa1	3,024,181
	South Carolina – 6.9% (4.6% of Total Investments)
2,500	Berkeley County School District, South Carolina, Installment Purchase Revenue Bonds, Securing Assets for Education, Series 2003, 5.250%, 12/01/24	12/13 at 100.00	Aa3	2,620,550
4,405	Dorchester County School District 2, South Carolina, Installment Purchase Revenue Bonds, GROWTH, Series 2004, 5.250%, 12/01/23	12/14 at 100.00	AA–	4,781,495
3,340	Greenville County School District, South Carolina, Installment Purchase Revenue Bonds, Series 2003, 5.250%, 12/01/19 (Pre-refunded 12/01/13)	12/13 at 100.00	AA (4)	3,520,360
3,620	Greenville, South Carolina, Hospital Facilities Revenue Refunding Bonds, Series 2003A, 5.250%, 5/01/21 – AMBAC Insured	5/13 at 100.00	AA–	3,696,165
1,190	South Carolina JOBS Economic Development Authority, Economic Development Revenue Bonds, Bon Secours Health System Inc., Series 2002B, 5.625%, 11/15/30	11/12 at 100.00	A	1,194,379
	South Carolina JOBS Economic Development Authority, Hospital Refunding and Improvement Revenue Bonds, Palmetto Health Alliance, Series 2003C:
4,895	6.375%, 8/01/34 (Pre-refunded 8/01/13)	8/13 at 100.00	BBB+ (4)	5,119,583
605	6.375%, 8/01/34 (Pre-refunded 8/01/13)	8/13 at 100.00	BBB+ (4)	632,757
20,555	Total South Carolina			21,565,289
	South Dakota – 0.6% (0.4% of Total Investments)
1,750	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sioux Valley Hospitals, Series 2004A, 5.500%, 11/01/31	11/14 at 100.00	A+	1,831,358
	Tennessee – 2.1% (1.4% of Total Investments)
310	Johnson City Health and Educational Facilities Board, Tennessee, Hospital Revenue Refunding and Improvement Bonds, Johnson City Medical Center, Series 1998C, 5.125%, 7/01/25 (Pre-refunded 7/01/23) – NPFG Insured	7/23 at 100.00	Baa1 (4)	311,113
1,600	Johnson City Health and Educational Facilities Board, Tennessee, Revenue Bonds, Mountain States Health Alliance, Series 2006A, 5.500%, 7/01/36	7/16 at 100.00	BBB+	1,697,536
400	Sumner County Health, Educational, and Housing Facilities Board, Tennessee, Revenue Refunding Bonds, Sumner Regional Health System Inc., Series 2007, 5.500%, 11/01/37 (6)	11/17 at 100.00	N/R	8,036
4,000	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006A, 5.250%, 9/01/26	No Opt. Call	A	4,579,720
6,310	Total Tennessee			6,596,405
	Texas – 6.3% (4.2% of Total Investments)
1,075	Brazos River Authority, Texas, Pollution Control Revenue Bonds, TXU Energy Company LLC Project, Series 2003C, 6.750%, 10/01/38 (Alternative Minimum Tax)	10/13 at 101.00	CC	133,956
4,245	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Junior Lien Series 2001H, 0.000%, 11/15/29 – NPFG Insured	No Opt. Call	BBB	1,642,773
3,000	Houston, Texas, First Lien Combined Utility System Revenue Bonds, Series 2004A, 5.250%, 5/15/25 – NPFG Insured	5/14 at 100.00	AA	3,203,730
	Kerrville Health Facilities Development Corporation, Texas, Revenue Bonds, Sid Peterson Memorial Hospital Project, Series 2005:
400	5.250%, 8/15/21	2/16 at 100.00	BBB–	421,596
600	5.125%, 8/15/26	2/16 at 100.00	BBB–	618,426
800	Love Field Airport Modernization Corporation, Texas, Special Facilities Revenue Bonds, Southwest Airlines Company, Series 2010, 5.250%, 11/01/40	11/20 at 100.00	BBB–	864,248

Nuveen Investments	73

Nuveen Premier Municipal Income Fund, Inc. (continued)
NPF	Portfolio of Investments
October 31, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$2,265	Lower Colorado River Authority, Texas, Contract Revenue Refunding Bonds, Transmission Services Corporation, Series 2003C, 5.250%, 5/15/25 – AMBAC Insured	5/13 at 100.00	A+	$2,316,551
950	North Texas Tollway Authority, Second Tier System Revenue Refunding Bonds, Series 2008F, 5.750%, 1/01/38	1/18 at 100.00	A3	1,048,525
1,000	Sabine River Authority, Texas, Pollution Control Revenue Bonds, TXU Electric Company, Series 2001C, 5.200%, 5/01/28	11/15 at 100.00	CCC	99,250
125	Tarrant County Cultural and Educational Facilities Finance Corporation, Texas, Revenue Bonds, Texas Health Resources Project, Trust 1031, 17.381%, 2/15/30 (IF) (5)	2/17 at 100.00	AA–	164,355
3,000	Tarrant County Cultural & Educational Facilities Financing Corporation, Texas, Revenue Bonds, Texas Health Resources, Series 2007A, 5.000%, 2/15/36 (UB)	2/17 at 100.00	AA–	3,236,130
	Texas Tech University, Financing System Revenue Bonds, 9th Series 2003:
20	5.250%, 2/15/18 – AMBAC Insured	8/13 at 100.00	AA	20,754
15	5.250%, 2/15/19 – AMBAC Insured	8/13 at 100.00	AA	15,566
	Texas Tech University, Financing System Revenue Bonds, 9th Series 2003:
3,505	5.250%, 2/15/18 (Pre-refunded 8/15/13) – AMBAC Insured	8/13 at 100.00	Aa2 (4)	3,643,868
2,235	5.250%, 2/15/19 (Pre-refunded 8/15/13) – AMBAC Insured	8/13 at 100.00	Aa2 (4)	2,323,551
23,235	Total Texas			19,753,279
	Utah – 1.2% (0.8% of Total Investments)
1,000	Central Utah Water Conservancy District, Water Revenue Bonds, Series 2012C, 5.000%, 10/01/42 (WI/DD, Settling 12/04/12)	10/22 at 100.00	AA+	1,165,350
2,000	Utah County, Utah, Hospital Revenue Bonds, IHC Health Services Inc., Series 2012, 5.000%, 5/15/43	5/21 at 100.00	AA+	2,259,920
275	Utah Housing Corporation, Single Family Mortgage Bonds, Series 2001D, 5.500%, 1/01/21 (Alternative Minimum Tax)	1/13 at 100.00	Aaa	275,547
3,275	Total Utah			3,700,817
	Virginia – 1.6% (1.0% of Total Investments)
430	Chesapeake, Virginia, Transportation System Senior Toll Road Revenue Bonds, Capital Appreciation Series 2012B, 0.000%, 7/15/40 (WI/DD, Settling 11/15/12)	7/28 at 100.00	BBB	261,083
1,765	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, 95 Express Lanes LLC Project, Series 2012, 5.000%, 1/01/40 (Alternative Minimum Tax)	1/22 at 100.00	BBB–	1,850,867
2,520	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012, 5.500%, 1/01/42 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	2,771,622
4,715	Total Virginia			4,883,572
	Washington – 1.7% (1.1% of Total Investments)
2,000	Energy Northwest, Washington, Electric Revenue Refunding Bonds, Nuclear Project 1, Series 2003A, 5.500%, 7/01/16 (Pre-refunded 7/01/13)	7/13 at 100.00	Aa1 (4)	2,070,380
1,000	Skagit County Public Hospital District 1, Washington, Revenue Bonds, Skagit Valley Hospital, Series 2003, 6.000%, 12/01/23	12/13 at 100.00	Baa2	1,026,960
1,000	Washington Health Care Facilities Authority, Revenue Bonds, Kadlec Regional Medical Center, Series 2012, 5.000%, 12/01/42	12/21 at 100.00	Baa3	1,032,010
1,000	Washington Health Care Facilities Authority, Revenue Bonds, Seattle Children’s Hospital, Series 2012A, 5.000%, 10/01/42	10/22 at 100.00	AA	1,111,890
5,000	Total Washington			5,241,240
	West Virginia – 1.4% (0.9% of Total Investments)
2,000	West Virginia Water Development Authority, Infrastructure Revenue Bonds, Series 2003A, 5.500%, 10/01/23 (Pre-refunded 10/01/13) – AMBAC Insured	10/13 at 101.00	AA+ (4)	2,116,900
2,150	West Virginia Water Development Authority, Loan Program II Revenue Bonds, Series 2003B, 5.250%, 11/01/23 – AMBAC Insured	11/13 at 101.00	A	2,237,032
4,150	Total West Virginia			4,353,932

74	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Wisconsin – 1.3% (0.8% of Total Investments)
$160	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Divine Savior Healthcare, Series 2006, 5.000%, 5/01/32	5/16 at 100.00	BBB	$163,525
1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Fort Healthcare Inc., Series 2004, 5.375%, 5/01/18	5/14 at 100.00	BBB+	1,046,479
2,500	Wisconsin State, General Obligation Bonds, Series 2006A, 4.750%, 5/01/25 – FGIC Insured (UB) (5)	5/16 at 100.00	AA	2,827,199
3,660	Total Wisconsin			4,037,203
	Wyoming – 0.5% (0.3% of Total Investments)
1,350	Sweetwater County, Wyoming, Solid Waste Disposal Revenue Bonds, FMC Corporation, Series 2005, 5.600%, 12/01/35 (Alternative Minimum Tax)	12/15 at 100.00	BBB+	1,434,982
$504,850	Total Investments (cost $430,426,733) – 151.5%			471,546,869
	Floating Rate Obligations – (13.6)%			(42,295,000)
	Variable Rate Demand Preferred Shares, at Liquidation Value – (41.0)% (7)			(127,700,000)
	Other Assets Less Liabilities – 3.1%			9,726,971
	Net Assets Applicable to Common Shares – 100%			$311,278,840

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)
At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing security, in the case of a bond, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(7)	Variable Rate Demand Preferred Shares, at Liquidation Value as a percentage of Total Investments is 27.1%.
N/R	Not rated.
WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

 See accompanying notes to financial statements.

Nuveen Investments	75

Nuveen Municipal High Income Opportunity Fund
NMZ	Portfolio of Investments
October 31, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Alabama – 1.2% (1.1% of Total Investments)
$1,000	Adamsville Solid Waste Disposal Authority, Alabama, Solid Waste Disposal Revenue Bonds, Green Mountain Management LLC Project,Series 2010, 8.750%, 8/01/30	8/20 at 100.00	N/R	$1,014,040
1,000	Alabama Industrial Development Authority, Solid Waste Disposal Revenue Bonds, Pine City Fiber Co. Project, Series 1993, 6.450%, 12/01/23 (Alternative Minimum Tax)	11/12 at 100.00	B2	999,900
1,915	Bessemer, Alabama, General Obligation Warrants, Series 2007, 6.500%, 2/01/37	2/17 at 102.00	N/R	1,764,500
1,000	Jefferson County, Alabama, Limited Obligation School Warrants, Education Tax Revenue Bonds, Series 2004A, 5.250%, 1/01/14	No Opt. Call	B	999,880
4,915	Total Alabama			4,778,320
	Arizona – 6.7% (5.9% of Total Investments)
1,420	Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner Health Systems, Tender Option Bond Trust 3256, 17.535%, 1/01/29 (IF) (4)	1/18 at 100.00	AA–	1,883,559
1,760	Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner Health Systems, Tender Option Bond Trust 4695, 18.629%, 1/01/32 (IF) (4)	1/18 at 100.00	AA–	2,595,578
343	Estrella Mountain Ranch Community Facilities District, Goodyear, Arizona, Special Assessment Lien Bonds, Series 2001A, 7.875%, 7/01/25	11/12 at 100.00	N/R	343,676
2,000	Maricopa County Industrial Development Authority, Arizona, Multifamily Housing Revenue Bonds, Privado Park Apartments Project, Series 2010, 5.000%, 11/01/46 (Mandatory put 11/01/15) (Alternative Minimum Tax) (5)	11/12 at 100.00	N/R	1,599,860
6,720	Maricopa County Industrial Development Authority, Arizona, Senior Living Facility Revenue Bonds, Christian Care Mesa II Inc., Series 2004A, 6.625%, 1/01/34 (Alternative Minimum Tax)	1/14 at 100.00	CC	5,342,467
	Phoenix Industrial Development Authority, Arizona, Educational Revenue Bonds, Keystone Montessori School, Series 2004A:
50	6.375%, 11/01/13	11/12 at 103.00	N/R	50,527
790	7.250%, 11/01/23	11/16 at 100.00	N/R	817,508
1,715	7.500%, 11/01/33	11/16 at 100.00	N/R	1,775,111
1,500	Phoenix Industrial Development Authority, Arizona, Lease Revenue Bonds, Rowan University Project, Tender Option Bond Trust 1086, 16.961%, 6/01/42 – (IF) (4)	6/22 at 100.00	A+	2,010,840
550	Pima County Industrial Development Authority, Arizona, Charter School Revenue Bonds, Noah Webster Basic Schools Inc., Series 2004, 6.125%, 12/15/34	12/14 at 100.00	BBB–	559,840
200	Pima County Industrial Development Authority, Arizona, Charter School Revenue Bonds, Pointe Educational Services Charter School, Series 2004, 6.250%, 7/01/14 (ETM)	No Opt. Call	AA+ (6)	219,856
1,500	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Carden Traditional Schools Project, Series 2012, 7.500%, 1/01/42	1/22 at 100.00	BBB–	1,652,250
	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Paradise Education Center Project, Series 2010:
500	6.000%, 6/01/40	6/19 at 100.00	BBB–	518,370
500	6.100%, 6/01/45	6/19 at 100.00	BBB–	519,150
1,150	Pinal County Industrial Development Authority, Arizona, Correctional Facilities Contract Revenue Bonds, Florence West Prison LLC, Series 2002A, 5.250%, 10/01/22 – ACA Insured	11/12 at 100.00	BBB–	1,150,771
1,000	Quechan Indian Tribe of the Fort Yuma Reservation, Arizona, Government Project Bonds, Series 2008, 7.000%, 12/01/27	12/17 at 102.00	CCC	895,120
1,000	Quechan Indian Tribe of the Fort Yuma Reservation, Arizona, Tribal Economic Development Bonds, Series 2012A, 9.750%, 5/01/25	5/22 at 100.00	N/R	1,059,790
2,000	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007, 5.500%, 12/01/37	No Opt. Call	B	2,039,660
1,000	Surprise Municipal Property Corporation, Arizona, Wastewater System Revenue Bonds, Series 2007, 4.700%, 4/01/22	4/14 at 100.00	A–	1,016,780
1,000	Tucson Industrial Development Authority, Arizona, Charter School Revenue Bonds, Arizona Agribusiness and Equine Center Charter School, Series 2004A, 5.850%, 9/01/24	9/14 at 100.00	BB+	1,011,490
26,698	Total Arizona			27,062,203

76	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California – 15.7% (13.9% of Total Investments)
$1,000	California Enterprise Development Authority, Recovery Zone Facility Revenue Bonds, SunPower Corporation – Headquarters Project, Series 2010, 8.500%, 4/01/31	4/21 at 100.00	N/R	$1,161,810
1,810	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Sonoma County Tobacco Securitization Corporation, Series 2005, 5.125%, 6/01/38	6/15 at 100.00	B–	1,584,908
1,250	California Health Facilities Financing Authority, Refunding Revenue Bonds, Stanford Hospital and Clinics, Tender Option Bond Trust 3267, 18.660%, 5/15/31 (IF) (4)	11/21 at 100.00	AA–	1,987,650
1,000	California School Finance Authority, Educational Facilities Revenue Bonds, Tri-Valley Learning Corporation, Series 2012A, 7.000%, 6/01/47	6/20 at 102.00	N/R	1,011,030
3,425	California State University, Systemwide Revenue Bonds, Tender Option Bond Trust 4696, 16.642%, 11/01/35 – AMBAC Insured (IF) (4)	5/15 at 100.00	Aa2	4,520,863
4,000	California Statewide Communities Development Authority, Revenue Bonds, EnerTech Regional Biosolids Project, Series 2007A, 5.500%, 12/01/33 (Alternative Minimum Tax) (5)	No Opt. Call	D	239,880
1,000	California Statewide Communities Development Authority, Statewide Community Infrastructure Program Revenue Bonds, Series 2011A, 8.000%, 9/02/41	9/21 at 100.00	N/R	1,071,730
2,915	California Statewide Community Development Authority, Revenue Bonds, Epidaurus Project, Series 2004A, 7.750%, 3/01/34	3/14 at 102.00	N/R	3,042,910
515	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 3048, 16.955%, 11/15/38 (IF)	5/18 at 100.00	AA–	652,134
	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 3102:
745	17.279%, 11/15/38 (IF) (4)	5/18 at 100.00	AA–	944,809
1,000	18.352%, 11/15/48 (IF) (4)	5/18 at 100.00	AA–	1,310,160
1,005	California Statewide Community Development Authority, Subordinate Lien Multifamily Housing Revenue Bonds, Corona Park Apartments, Series 2004I-S, 7.750%, 1/01/34 (Alternative Minimum Tax)	1/14 at 100.00	N/R	1,012,206
500	Fontana Public Financing Authority, California, Tax Allocation Revenue Bonds, North Fontana Redevelopment Project, Tender Option Bonds Trust 1013, 18.971%, 9/01/32 – AMBAC Insured (IF) (4)	1/13 at 100.00	A+	542,300
1,000	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Tender Option Bonds Trust 3107, 17.243%, 6/01/45 – AMBAC Insured (IF)	6/15 at 100.00	AA+	1,105,470
	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Tender Option Bond Trust 1011:
750	17.001%, 6/01/45 (IF) (4)	6/15 at 100.00	A2	804,030
500	16.981%, 6/01/45 (IF) (4)	6/15 at 100.00	A2	535,970
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
1,750	5.000%, 6/01/33	6/17 at 100.00	BB–	1,500,328
500	5.750%, 6/01/47	6/17 at 100.00	BB–	447,965
1,000	5.125%, 6/01/47	6/17 at 100.00	BB–	810,400
1,000	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-2, 5.300%, 6/01/37	6/22 at 100.00	BB–	851,450
1,500	Grossmont Healthcare District, California, General Obligation Bonds, Tender Option Bond Trust 3253, 22.124%, 1/15/19 (IF) (4)	No Opt. Call	Aa2	2,894,280
1,200	Lake Elsinore, California, Special Tax Bonds, Community Facilities District 2003-2 Improvement Area A, Canyon Hills, Series 2004A, 5.950%, 9/01/34	9/13 at 102.00	N/R	1,227,444
335	Lancaster Redevelopment Agency, California, Tax Allocation Bonds, Combined Redevelopment Project Areas Housing Programs, Series 2009, 6.875%, 8/01/39	8/19 at 100.00	BBB+	383,863
3,400	Lee Lake Water District, Riverside County, California, Special Tax Bonds, Community Facilities District 3, Series 2004, 5.950%, 9/01/34	9/13 at 102.00	N/R	3,503,734
1,000	Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds, Series 2007A, 5.500%, 11/15/37	No Opt. Call	A	1,210,550
1,125	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Tender Option Bond Trust 10-27B, 18.089%, 5/15/40 (IF) (4)	5/20 at 100.00	AA	1,720,035

Nuveen Investments	77

Nuveen Municipal High Income Opportunity Fund (continued)
NMZ	Portfolio of Investments
October 31, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$1,000	Lynwood Redevelopment Agency, California, Project A Revenue Bonds, Subordinate Lien Series 2011A, 7.000%, 9/01/31	9/21 at 100.00	A–	$1,190,130
	March Joint Powers Redevelopment Agency, California, March Air Force Base Redevelopment Project Tax Allocation Revenue Bonds, Series 2011A:
1,000	7.000%, 8/01/26	8/21 at 100.00	BBB+	1,191,050
1,000	7.500%, 8/01/41	8/21 at 100.00	BBB+	1,180,760
1,000	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series 2009B, 6.500%, 11/01/39	No Opt. Call	A	1,401,640
500	National City Community Development Commission, California, Tax Allocation Bonds, National City Redevelopment Project, Series 2011, 7.000%, 8/01/32	8/21 at 100.00	A–	623,400
330	Novato Redevelopment Agency, California, Tax Allocation Bonds, Hamilton Field Redevelopment Project, Series 2011, 6.750%, 9/01/40	9/21 at 100.00	BBB+	384,127
1,000	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010, 6.000%, 11/01/41	11/20 at 100.00	Baa3	1,081,360
250	Palomar Pomerado Health, California, General Obligation Bonds, Tender Option Bond Trust 4683, 17.472%, 8/01/37 – NPFG Insured (IF) (4)	8/17 at 100.00	A+	358,140
1,000	Pittsburg Redevelopment Agency, California, Tax Allocation Bonds, Los Medanos Community Development Project, Refunding Series 2008A, 6.500%, 9/01/28	9/18 at 100.00	BBB–	1,088,170
890	River Rock Entertainment Authority, California, Revenue Bonds, Senior Notes Series 2011B, 8.000%, 11/01/18	11/15 at 104.00	N/R	868,159
1,000	Riverside County Public Financing Authority, California, Tax Allocation Bonds, Multiple Projects, Series 2004, 5.000%, 10/01/35 – SYNCORA GTY Insured	10/14 at 100.00	BBB	1,001,950
1,200	Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Jurupa Valley Project Area, Series 2011B, 6.750%, 10/01/30	10/21 at 100.00	A–	1,366,200
	Sacramento City Financing Authority California, Lease Revenue Bonds, Master Lease Program Facilities Projects, Tender Option Bond Trust 4698:
750	17.944%, 12/01/30 – AMBAC Insured (IF) (4)	No Opt. Call	Aa3	1,347,990
2,015	18.525%, 12/01/33 – AMBAC Insured (IF) (4)	No Opt. Call	Aa3	3,536,647
	San Buenaventura, California, Revenue Bonds, Community Memorial Health System, Series 2011:
960	8.000%, 12/01/26	12/21 at 100.00	BB	1,256,006
1,000	8.000%, 12/01/31	12/21 at 100.00	BB	1,290,590
1,000	San Jose, California, Airport Revenue Bonds, Tender Option Bond Trust 3923, 17.553%, 9/01/31 – AMBAC Insured (IF) (4)	3/17 at 100.00	AA–	1,249,880
1,000	Santee Community Development Commission, California, Santee Redevelopment Project Tax Allocation Bonds, Series 2011A, 7.000%, 8/01/41	2/21 at 100.00	A	1,204,670
1,000	Temecula Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Project 1, Series 2002, 5.250%, 8/01/36 – NPFG Insured	11/12 at 100.00	A–	1,000,750
650	Twentynine Palms Redevelopment Agency, California, Tax Allocation Bonds, Four Corners Project Area, Series 2011A, 7.650%, 9/01/42	9/21 at 100.00	BBB+	769,171
3,895	West Patterson Financing Authority, California, Special Tax Bonds, Community Facilities District 2001-1, Series 2004A, 6.125%, 9/01/39	9/13 at 103.00	N/R	3,881,874
57,665	Total California			63,350,573
	Colorado – 7.4% (6.5% of Total Investments)
1,015	Bradburn Metropolitan District 3, Westminster, Adams County, Colorado, General Obligation Limited Tax Refunding Bonds, Series 2010, 7.500%, 12/01/39	12/13 at 102.00	N/R	1,048,191
6	Buffalo Ridge Metropolitan District, Colorado, Limited Obligation Assessment Bonds, Series 2003, 7.500%, 12/01/33 (Pre-refunded 12/01/13)	12/13 at 101.00	N/R (6)	6,439
1,000	Cimarron Metropolitan District, Arvada, Colorado, Limited Tax Revenue Bonds, Convertible to Unlimited Tax, Series 2012, 6.000%, 12/01/22	10/17 at 100.00	N/R	1,002,990
3,500	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Cesar Chavez Academy, Series 2003, 8.000%, 5/01/34 (5)	5/14 at 101.00	N/R	2,449,825

78	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$1,000	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Jefferson County School District R-1 – Compass Montessori Secondary School, Series 2006, 5.625%, 2/15/36	2/16 at 101.00	N/R	$915,740
1,000	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Mountain Phoenix Community School, Series 2012, 7.000%, 10/01/42	10/22 at 100.00	N/R	973,090
1,350	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Colorado Senior Residences Project, Series 2012, 6.750%, 6/01/32	6/22 at 100.00	N/R	1,441,139
1,000	Compark Business Campus Metropolitan District, Douglas County, Colorado, General Obligation Bonds, Series 2012A, 6.750%, 12/01/39 – RAAI Insured	12/22 at 100.00	N/R	1,028,630
1,000	Confluence Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2007, 5.450%, 12/01/34	12/17 at 100.00	N/R	832,440
2,000	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004A, 0.000%, 9/01/27 – NPFG Insured	No Opt. Call	BBB	967,640
1,000	Great Western Metropolitan District 5, Colorado, General Obligation Limited Tax Revenue Bonds, Series 2009A-1, 9.000%, 8/01/39 (Mandatory put 12/01/19)	12/19 at 100.00	N/R	1,049,320
3,145	Kit Carson County Health Service District, Colorado, Health Care Facility Revenue Bonds, Series 2007, 6.750%, 1/01/34	1/18 at 100.00	N/R	3,277,845
2,000	Mesa County, Colorado, Residential Care Facilities Mortgage Revenue Bonds, Hilltop Community Resources Inc. Obligated Group, Series 2001A, 5.250%, 12/01/21 – RAAI Insured	12/12 at 100.00	N/R	1,999,980
1,000	Mountain Shadows Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2007, 5.500%, 12/01/27	12/16 at 100.00	N/R	840,440
1,985	Park Creek Metropolitan District, Colorado, Limited Tax Obligation Revenue Bonds, Series 2003CR-2, 7.875%, 12/01/32 (Mandatory put 12/01/13)	12/13 at 100.00	N/R	2,052,053
1,500	Plaza Metropolitan District 1, Lakewood, Colorado, Tax Increment Revenue Bonds, Series 2003, 8.000%, 12/01/25	6/14 at 101.00	N/R	1,553,625
3,565	Public Authority for Colorado Energy, Natural Gas Purchase Revenue Bonds, Colorado Springs Utilities, Series 2008, 6.500%, 11/15/38	No Opt. Call	A	4,759,025
500	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010, 6.500%, 1/15/30	7/20 at 100.00	Baa3	608,620
625	Rendezvous Residential Metropolitan District, Colorado, Limited Tax General Obligation Bonds, Refunding Series 2007, 5.375%, 12/01/21	12/17 at 100.00	N/R	587,494
1,000	Stone Ridge Metropolitan District 2, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited, Series 2007, 7.250%, 12/01/31	12/17 at 100.00	N/R	256,490
1,000	Tallyn’s Reach Metropolitan District 3, Aurora, Colorado, Limited Tax General Obligation Bonds, Series 2004, 6.750%, 12/01/33 (Pre-refunded 12/01/13)	12/13 at 100.00	N/R (6)	1,070,790
1,000	Three Springs Metropolitan District 3, Durango, La Plata County, Colorado, Property Tax Supported Revenue Bonds, Series 2010, 7.750%, 12/01/39	12/20 at 100.00	N/R	1,058,440
31,191	Total Colorado			29,780,246
	Connecticut – 0.6% (0.6% of Total Investments)
1,000	Harbor Point Infrastructure Improvement District, Connecticut, Special Obligation Revenue Bonds, Harbor Point Project, Series 2010A, 7.875%, 4/01/39	4/20 at 100.00	N/R	1,144,950
2,000	Mashantucket Western Pequot Tribe, Connecticut, Special Revenue Bonds, Subordinate Lien Series 1997B, 5.750%, 9/01/27 (11)	11/12 at 100.00	N/R	864,280
500	Stamford, Connecticut, Special Obligation Revenue Bonds, Mill River Corridor Project, Series 2011A, 7.000%, 4/01/41	4/21 at 100.00	N/R	535,700
3,500	Total Connecticut			2,544,930
	District of Columbia – 0.3% (0.3% of Total Investments)
225	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2001, 6.500%, 5/15/33	No Opt. Call	Baa1	267,046
1,000	District of Columbia, Revenue Bonds, Cesar Chavez Public Charter Schools for Public Policy, Series 2011, 7.500%, 11/15/31	11/20 at 100.00	BBB–	1,156,630
1,225	Total District of Columbia			1,423,676

Nuveen Investments	79

Nuveen Municipal High Income Opportunity Fund (continued)
NMZ	Portfolio of Investments
October 31, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida – 12.7% (11.2% of Total Investments)
$1,000	Ave Maria Stewardship Community District, Florida, Capital Improvement Revenue Bonds, Series 2012, 6.700%, 5/01/42	5/22 at 100.00	N/R	$1,016,130
4,795	Beacon Lakes Community Development District, Florida, Special Assessment Bonds, Series 2003A, 6.900%, 5/01/35	5/13 at 101.00	N/R	4,896,270
700	Broward County, Florida, Airport Facility Revenue Bonds, Learjet Inc., Series 2000, 7.500%, 11/01/20 (Alternative Minimum Tax)	11/14 at 101.00	Ba2	747,600
955	Colonial Country Club Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2003, 6.400%, 5/01/33	5/13 at 101.00	A	988,234
1,000	Cordoba Ranch Community Development District, Hillsborough County, Florida, Special Assessment Revenue Bonds, Series 2006, 5.550%, 5/01/37	5/16 at 100.00	N/R	885,120
1,000	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc. Projects, Series 2011A, 7.625%, 6/15/41	6/21 at 100.00	BB+	1,171,780
500	Grand Bay at Doral Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Doral Breeze Project Series 2012, 5.500%, 11/01/32	11/22 at 100.00	N/R	496,705
7,835	Harmony Community Development District, Florida, Special Assessment Bonds, Series 2001, 7.250%, 5/01/32	5/14 at 103.25	N/R	8,213,509
3,000	Jacksonville, Florida, Economic Development Commission Health Care Facilities Revenue Bonds, The Florida Proton Therapy Institute Project, Series 2007, 6.250%, 9/01/27	9/17 at 100.00	N/R	3,318,780
2,000	Martin County Industrial Development Authority, Florida, Industrial Development Revenue Bonds, Indiantown Cogeneration LP, Series 1994A, 7.875%, 12/15/25 (Alternative Minimum Tax)	12/12 at 100.00	BB+	2,007,960
1,685	Miami, Florida, Special Obligation Non-Ad Valorem Revenue Refunding Bonds, Series 2011A, 6.000%, 2/01/30 – AGM Insured	2/21 at 100.00	AA–	2,007,779
1,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Series 2008, Trust 1145, 17.966%, 4/01/32 – AGC Insured (Alternative Minimum Tax) (IF) (4)	10/18 at 100.00	AA–	1,312,320
1,250	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Tender Option Bond Trust 11834, 17.625%, 10/01/33 – AGM Insured (IF)	10/20 at 100.00	Aa2	1,858,150
1,000	Mid-Bay Bridge Authority, Florida, Springing Lien Revenue Bonds, Series 2011, 7.250%, 10/01/34	10/21 at 100.00	BBB	1,272,300
3,470	Palm Beach County Housing Finance Authority, Florida, Multifamily Housing Revenue Bonds, Lake Delray Apartments, Series 1999A, 6.400%, 1/01/31 (Alternative Minimum Tax)	11/12 at 100.00	N/R	3,470,659
3,615	Pine Island Community Development District, Florida, Special Assessment Bonds, Bella Collina, Series 2004, 5.750%, 5/01/35	5/13 at 100.00	N/R	3,435,841
1,000	Reunion West Community Development District, Florida, Special Assessment Bonds, Series 2004A-1, 6.250%, 5/01/36	5/22 at 100.00	N/R	951,190
475	South Village Community Development District, Clay County, Florida, Capital Improvement Revenue Bonds, Series 2005A, 5.700%, 5/01/35	5/13 at 100.00	N/R	434,055
780	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-2, 0.000%, 5/01/39	5/17 at 100.00	N/R	559,705
2,270	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-3, 0.000%, 5/01/40	5/19 at 100.00	N/R	1,307,679
965	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-4, 0.000%, 5/01/40	5/22 at 100.00	N/R	408,938
1,360	Tolomato Community Development District, Florida, Special Assessment Bonds, Hope Note, Series 2007-3, 6.650%, 5/01/40 (5)	5/18 at 100.00	N/R	14
180	Tolomato Community Development District, Florida, Special Assessment Bonds, Non Performing ParcelSeries 2007-1. RMKT, 6.650%, 5/01/40 (5)	5/18 at 100.00	N/R	96,422
2,365	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2012A-1, 6.650%, 5/01/40	5/17 at 100.00	N/R	2,324,961
875	Tolomato Community Development District, Florida, Special Assessment Bonds, Series 2006, 5.400%, 5/01/37	5/14 at 101.00	BB	861,569
5,510	Tolomato Community Development District, Florida, Special Assessment Bonds, Southern/Forbearance Parcel Series 2007-2, 6.650%, 5/01/40 (5)	5/18 at 100.00	N/R	2,503,028
4,485	Westchester Community Development District 1, Florida, Special Assessment Bonds, Series 2003, 6.125%, 5/01/35	5/13 at 101.00	N/R	4,503,119
55,070	Total Florida			51,049,817

80	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Georgia – 1.0% (0.9% of Total Investments)
$1,000	Fulton County Residential Care Facilities Authority, Georgia, Revenue Bonds, Elderly Care, Lenbrook Square Project, Series 2006A, 5.125%, 7/01/37	7/17 at 100.00	N/R	$972,910
1,115	Fulton County Residential Care Facilities Authority, Georgia, Revenue Bonds, Elderly Care, Lenbrook Square Project, Series 2006B, 7.300%, 7/01/42	No Opt. Call	N/R	1,115,145
1,810	Fulton County Residential Care Facilities Authority, Georgia, Revenue Bonds, St. Anne’s Terrace, Series 2003, 7.625%, 12/01/33	12/13 at 102.00	N/R	1,887,432
3,925	Total Georgia			3,975,487
	Guam – 0.7% (0.6% of Total Investments)
2,445	Guam Government, General Obligation Bonds, 2009 Series A, 7.000%, 11/15/39	11/19 at 100.00	B+	2,768,474
	Hawaii – 0.7% (0.6% of Total Investments)
940	Hawaii Department of Budget and Finance, Private School Revenue Bonds, Montessori of Maui, Series 2007, 5.500%, 1/01/37	2/17 at 100.00	N/R	902,325
1,655	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaiian Electric Company, Inc. and Subsidiary Projects, Series 2009, 6.500%, 7/01/39	7/19 at 100.00	Baa1	1,942,474
2,595	Total Hawaii			2,844,799
	Idaho – 0.2% (0.2% of Total Investments)
500	Idaho Health Facilities Authority, Revenue Bonds, Saint Luke’s Health System Project, Tender Option Bond Trust 1102, 17.125%, 3/01/47 – AGM Insured (IF) (4)	3/22 at 100.00	A	669,195
	Illinois – 8.8% (7.7% of Total Investments)
1,330	CenterPoint Intermodal Center Program, Illinois, Trust Series 2004 Class A Certificates, 5.950%, 6/15/23	12/12 at 100.00	N/R	1,331,144
475	Chicago, Illinois, Certificates of Participation Tax Increment Revenue Notes, Chicago/Kingsbury Redevelopment Project, Series 2004A, 6.570%, 2/15/13	11/12 at 100.00	N/R	475,470
940	Chicago, Illinois, Certificates of Participation, Tax Increment Allocation Revenue Bonds, Diversey-Narragansett Project, Series 2006, 7.460%, 2/15/26	11/12 at 100.00	N/R	939,718
1,000	Evanston, Illinois, Educational Facility Revenue Bonds, Roycemore School Project, Series 2011, 8.250%, 7/01/41	7/21 at 100.00	N/R	1,131,460
1,875	Illinois Finance Authority, Revenue Bonds, Admiral at Lake Project, Series 2010A, 8.000%, 5/15/46	5/20 at 100.00	N/R	2,213,025
1,100	Illinois Finance Authority, Revenue Bonds, Elmhurst Memorial Healthcare, Series 2008A, 5.625%, 1/01/37	1/18 at 100.00	BBB+	1,194,116
1,000	Illinois Finance Authority, Revenue Bonds, Montgomery Place Project, Series 2006A, 5.750%, 5/15/38	5/17 at 100.00	N/R	1,014,700
1,250	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Tender Option Bond Trust 4702, 20.039%, 11/15/37 (IF) (4)	11/17 at 100.00	A	1,752,150
1,000	Illinois Finance Authority, Revenue Bonds, Provena Health, Series 2009A, 7.750%, 8/15/34	8/19 at 100.00	BBB+	1,299,370
2,000	Illinois Finance Authority, Revenue Bonds, Sherman Health Systems, Series 2007A, 5.500%, 8/01/37	8/17 at 100.00	BBB	2,193,260
3,850	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Series 2009, 7.000%, 8/15/44	8/19 at 100.00	BBB+	4,617,806
	Illinois Finance Authority, Revenue Bonds, The Carle Foundation, Tender Option Bond Trust 3908:
250	21.209%, 2/15/19 – AGM Insured (IF) (4)	No Opt. Call	AA–	419,940
1,685	21.194%, 2/15/19 – AGM Insured (IF) (4)	No Opt. Call	AA–	2,829,536
4,000	Illinois Finance Authority, Student Housing Revenue Bonds, MJH Education Assistance Illinois IV LLC, Fullerton Village Project, Series 2004A, 5.125%, 6/01/35 (5)	6/14 at 100.00	Ca	3,439,800
5,000	Illinois Health Facilities Authority, Revenue Bonds, Lake Forest Hospital, Series 2002A, 5.750%, 7/01/29	11/12 at 100.00	AA+	5,016,550
1,105	Lombard Public Facilities Corporation, Illinois, First Tier Conference Center and Hotel Revenue Bonds, Series 2005A-1, 7.125%, 1/01/36	1/16 at 100.00	N/R	749,952
1,431	Lombard Public Facilities Corporation, Illinois, Third Tier Conference Center and Hotel Revenue Bonds, Series 2005C-3, 12.000%, 1/01/36 (5)	7/18 at 100.00	N/R	314,389

Nuveen Investments	81

Nuveen Municipal High Income Opportunity Fund (continued)
NMZ	Portfolio of Investments
October 31, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$1,942	Plano Special Service Area 1, Illinois, Special Tax Bonds, Lakewood Springs Project, Series 2004A, 6.200%, 3/01/34	3/14 at 102.00	N/R	$1,997,580
985	Volo Village, Illinois, Special Service Area 3 Special Tax Bonds, Symphony Meadows Project 1, Series 2006-1, 6.000%, 3/01/36 (Mandatory put 2/29/16)	3/16 at 102.00	N/R	874,493
970	Yorkville United City Business District, Illinois, Storm Water and Water Improvement Project Revenue Bonds, Series 2007, 6.000%, 1/01/26	1/17 at 102.00	N/R	682,579
832	Yorkville, Illinois, Special Service Area 2005-108 Assessment Bonds, Autumn Creek Project, Series 2006, 6.000%, 3/01/36	3/16 at 102.00	N/R	794,776
34,020	Total Illinois			35,281,814
	Indiana – 3.9% (3.4% of Total Investments)
1,000	Anderson, Indiana, Multifamily Housing Revenue Bonds, Cross Lakes and Giant Oaks Apartments, Series 2011A, 7.250%, 12/01/45	12/20 at 100.00	A–	1,141,270
6,360	Carmel Redevelopment District, Indiana, Tax Increment Revenue Bonds, Series 2004A, 6.650%, 1/15/24	7/14 at 100.00	N/R	6,361,208
1,000	Indiana Bond Bank, Special Program Bonds, Hendricks Regional Health Project, Tender Option Bond Trust 10-77W, 18.814%, 4/01/30 – AMBAC Insured (IF) (4)	No Opt. Call	AA	2,058,980
	Indiana Finance Authority, Revenue Bonds, Trinity Health Care Group, Tender Option Bond Trust 3611:
1,290	17.740%, 6/01/17 (IF) (4)	No Opt. Call	AA	1,783,141
1,250	18.735%, 6/01/17 (IF) (4)	No Opt. Call	AA	1,839,450
1,000	Indiana Health and Educational Facilities Financing Authority, Revenue Bonds, Ascension Health, Tender Option Bond Trust 3301, 17.893%, 11/15/30 (IF) (4)	11/16 at 100.00	AA+	1,314,920
1,000	St. Joseph County, Indiana, Economic Development Revenue Bonds, Chicago Trail Village Apartments, Series 2005A, 7.500%, 7/01/35	7/15 at 103.00	N/R	1,047,610
12,900	Total Indiana			15,546,579
	Iowa – 0.3% (0.2% of Total Investments)
1,000	Iowa Finance Authority, Health Facility Revenue Bonds, Care Initiatives Project, Series 2006A, 5.500%, 7/01/25	7/16 at 100.00	BB+	1,066,080
	Louisiana – 2.8% (2.5% of Total Investments)
1,000	Louisiana Public Facilities Authority, Revenue Bonds, Lake Charles Charter Academy Foundation Project, Series 2011A, 7.750%, 12/15/31	12/21 at 100.00	N/R	1,064,380
5,000	Louisiana Local Government Environmental Facilities & Community Development Authority, Revenue Bonds, Westlake Chemical Corporation Project, Series 2007, 6.750%, 11/01/32	11/17 at 100.00	BBB–	5,636,850
980	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, CDF Healthcare of Louisiana LLC, Series 2006A, 7.000%, 6/01/36	6/16 at 101.00	N/R	1,001,021
3,000	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Southgate Suites Hotel LLC Project, Series 2007A, 6.750%, 12/15/37 (5)	12/17 at 100.00	N/R	1,369,800
	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Womans Hospital Foundation Project, Tender Option Bonds Trust 1012:
750	20.401%, 10/01/40 (IF) (4)	10/20 at 100.00	A3	1,153,410
750	20.389%, 10/01/40 (IF) (4)	10/20 at 100.00	A3	1,153,155
11,480	Total Louisiana			11,378,616
	Maine – 0.8% (0.7% of Total Investments)
3,155	Portland Housing Development Corporation, Maine, Section 8 Assisted Senior Living Revenue Bonds, Avesta Housing Development Corporation, Series 2004A, 6.000%, 2/01/34	2/14 at 102.00	Baa2	3,258,800

82	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Maryland – 1.3% (1.1% of Total Investments)
$1,000	Baltimore, Maryland, Senior Lien Convention Center Hotel Revenue Bonds, Series 2006A, 5.250%, 9/01/39 – SYNCORA GTY Insured	9/16 at 100.00	BB+	$1,014,640
2,500	Maryland Economic Development Corporation, Revenue Bonds, Chesapeake Bay Hyatt Conference Center, Series 2006B, 5.250%, 12/01/31	12/16 at 100.00	N/R	1,800,525
2,000	Maryland Energy Financing Administration, Revenue Bonds, AES Warrior Run Project, Series 1995, 7.400%, 9/01/19 (Alternative Minimum Tax)	11/12 at 100.00	N/R	2,011,160
435	Prince George’s County, Maryland, Revenue Bonds, Dimensions Health Corporation, Series 1994, 5.300%, 7/01/24	1/13 at 100.00	B3	422,302
5,935	Total Maryland			5,248,627
	Massachusetts – 0.5% (0.5% of Total Investments)
255	Massachusetts Development Finance Agency, Pioneer Valley Resource Recovery Revenue Bonds, Eco/Springfield LLC, Series 2006, 5.875%, 7/01/14 (Alternative Minimum Tax)	No Opt. Call	N/R	253,661
1,000	Massachusetts Development Finance Authority, Revenue Bonds, 100 Cambridge Street Redevelopment, M/SRBC Project, Series 2002A, 5.125%, 2/01/34 – NPFG Insured	11/12 at 100.00	BBB	1,001,000
429	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Northern Berkshire Community Services Inc., Series 2012A, 6.000%, 2/15/43	11/12 at 103.00	D	369,357
333	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Northern Berkshire Community Services Inc., Series 2012B, 6.375%, 2/15/43	11/12 at 103.00	D	33,395
514	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Northern Berkshire Community Services Inc., Series 2012C, 6.625%, 2/15/43	11/12 at 103.00	D	5
480	Massachusetts Port Authority, Special Facilities Revenue Bonds, Delta Air Lines Inc., Series 2001A, 5.000%, 1/01/27 – AMBAC Insured (Alternative Minimum Tax)	1/13 at 100.00	N/R	472,315
3,011	Total Massachusetts			2,129,733
	Michigan – 3.7% (3.2% of Total Investments)
1,110	Countryside Charter School, Berrien County, Michigan, Charter School Revenue Bonds, Series 1999, 7.000%, 4/01/29	4/13 at 100.00	N/R	1,100,310
795	Countryside Charter School, Berrien County, Michigan, Charter School Revenue Bonds, Series 2000, 8.000%, 4/01/29	4/13 at 100.00	N/R	797,711
	Detroit Local Development Finance Authority, Michigan, Tax Increment Bonds, Series 1998A:
1,205	5.500%, 5/01/21	5/13 at 100.00	B–	1,084,235
15	5.500%, 5/01/21 – ACA Insured	11/12 at 100.00	B–	13,497
1,000	Detroit, Michigan, Distributable State Aid General Obligation Bonds, Tender Option Bond Trust 3789, 17.910%, 5/01/18 (IF) (4)	No Opt. Call	AA	1,415,760
	Garden City Hospital Finance Authority, Michigan, Revenue Bonds, Garden City Hospital Obligated Group, Series 2007A:
1,000	4.875%, 8/15/27	8/17 at 100.00	N/R	922,920
1,000	5.000%, 8/15/38	8/17 at 100.00	N/R	885,040
1,000	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Hope Academy Project, Series 2011, 8.125%, 4/01/41	4/21 at 100.00	BBB–	1,174,530
1,000	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Voyageur Academy Project, Series 2011, 8.000%, 7/15/41	7/21 at 100.00	BB	1,058,200
1,000	Michigan Public Educational Facilities Authority, Limited Obligation Revenue Bonds, Chandler Park Academy Project, Series 2008, 6.500%, 11/01/35	11/15 at 100.00	BBB	1,026,480
1,000	Michigan Public Educational Facilities Authority, Limited Obligation Revenue Bonds, Richfield Public School Academy, Series 2007, 5.000%, 9/01/36	9/17 at 100.00	BBB–	928,950
1,500	Michigan State Hospital Finance Authority, Revenue Bonds, Hills and Dales General Hospital, Series 2005A, 6.750%, 11/15/38	11/15 at 102.00	N/R	1,554,165
1,000	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital, Refunding Series 2009V, 8.250%, 9/01/39	9/18 at 100.00	A1	1,291,690
1,000	Summit Academy North, Michigan, Revenue Bonds, Public School Academy Series 2005, 5.500%, 11/01/30	11/15 at 100.00	BB	974,380
500	Summit Academy, Michigan, Revenue Bonds, Public School Academy Series 2005, 6.375%, 11/01/35	11/15 at 100.00	BB	508,430
14,125	Total Michigan			14,736,298

Nuveen Investments	83

Nuveen Municipal High Income Opportunity Fund (continued)
NMZ	Portfolio of Investments
October 31, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Minnesota – 1.2% (1.0% of Total Investments)
$1,325	Ramsey, Anoka County, Minnesota, Charter School Lease Revenue Bonds, PACT Charter School, Series 2004A, 6.750%, 12/01/33	6/14 at 102.00	N/R	$1,375,151
1,185	St. Paul Housing and Redevelopment Authority, Minnesota, Charter School Revenue Bonds, Higher Ground Academy Charter School, Series 2004A, 6.625%, 12/01/23	6/14 at 102.00	N/R	1,232,163
1,100	St. Paul Housing and Redevelopment Authority, Minnesota, Charter School Revenue Bonds, HOPE Community Academy Charter School, Series 2004A, 6.750%, 12/01/33	6/14 at 102.00	N/R	1,134,914
1,000	St. Paul Port Authority, Minnesota, Lease Revenue Bonds, HealthEast Midway Campus, Series 2005B, 6.000%, 5/01/30	5/15 at 100.00	N/R	1,041,090
4,610	Total Minnesota			4,783,318
	Mississippi – 0.5% (0.4% of Total Investments)
841	Mississippi Home Corporation, Multifamily Housing Revenue Bonds, Tupelo Personal Care Apartments, Series 2004-2, 6.125%, 9/01/34 (Alternative Minimum Tax)	10/19 at 101.00	N/R	714,462
1,000	Warren County, Mississippi, Gulf Opportunity Zone Revenue Bonds, International Paper Company Project, Series 2008A, 6.500%, 9/01/32	9/18 at 100.00	BBB	1,153,570
1,841	Total Mississippi			1,868,032
	Missouri – 1.7% (1.5% of Total Investments)
5,935	Missouri Environmental Improvement and Energy Resources Authority, Water Facility Revenue Bonds, Missouri-American Water Company, Series 2006, 4.600%, 12/01/36 – AMBAC Insured (Alternative Minimum Tax) (UB) (4)	12/16 at 100.00	AA+	6,172,756
762	Saint Louis, Missouri, Tax Increment Financing Revenue Bonds, Grace Lofts Redevelopment Projects, Series 2007A, 6.000%, 3/27/26	12/12 at 100.00	N/R	701,330
6,697	Total Missouri			6,874,086
	Montana – 1.3% (1.1% of Total Investments)
2,700	Montana Board of Investments, Exempt Facility Revenue Bonds, Stillwater Mining Company, Series 2000, 8.000%, 7/01/20 (Alternative Minimum Tax)	11/12 at 100.00	B	2,709,315
2,370	Montana Board of Investments, Resource Recovery Revenue Bonds, Yellowstone Energy LP, Series 1993, 7.000%, 12/31/19 (Alternative Minimum Tax)	12/12 at 100.00	N/R	2,371,683
5,070	Total Montana			5,080,998
	Nebraska – 2.8% (2.5% of Total Investments)
6,485	Omaha Public Power District, Nebraska, Separate Electric System Revenue Bonds, Nebraska City 2, Series 2006A, 19.658%, 8/01/40 – AMBAC Insured (IF)	2/17 at 100.00	AA+	11,302,188
	Nevada – 0.2% (0.2% of Total Investments)
4,500	Director of Nevada State Department of Business and Industry, Revenue Bonds, Las Vegas Monorail Project, Second Tier, Series 2000, 7.375%, 1/01/40 (5)	11/12 at 100.00	N/R	45
1,000	Sparks Tourism Improvement District 1, Legends at Sparks Marina, Nevada, Senior Sales Tax Revenue Bonds Series 2008A, 6.750%, 6/15/28	6/18 at 100.00	B2	1,031,410
5,500	Total Nevada			1,031,455
	New Jersey – 2.6% (2.3% of Total Investments)
1,050	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 1999, 5.250%, 9/15/29 (Alternative Minimum Tax)	8/22 at 101.00	B	1,078,676
1,000	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 2000, 7.000%, 11/15/30 (Alternative Minimum Tax)	11/12 at 100.00	B	1,003,750
1,000	New Jersey Economic Development Authority, Student Housing Revenue Bonds, Provident Group-Montclair Properties LLC, Montclair State University Student Housing Project, Series 2010A, 5.875%, 6/01/42	6/20 at 100.00	Baa3	1,118,790
600	New Jersey Educational Facilities Authority, Revenue Refunding Bonds, University of Medicine and Dentistry of New Jersey, Series 2009B, 7.500%, 12/01/32	6/19 at 100.00	A–	756,714
2,000	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Series 2007, 5.750%, 7/01/37	7/18 at 100.00	BBB–	2,128,320

84	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New Jersey (continued)
$2,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Joseph’s Healthcare System Obligated Group Issue, Series 2008, 6.625%, 7/01/38	7/18 at 100.00	BBB–	$2,322,520
1,000	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2008A, 6.125%, 6/01/30 – AGC Insured (Alternative Minimum Tax)	6/18 at 100.00	AA–	1,116,210
1,000	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A, 4.500%, 6/01/23	6/17 at 100.00	B1	978,540
9,650	Total New Jersey			10,503,520
	New Mexico – 0.2% (0.2% of Total Investments)
1,000	Mariposa East Public Improvement District, New Mexico, General Obligation Bonds, Series 2006, 6.000%, 9/01/32	9/16 at 100.00	N/R	808,290
	New York – 1.9% (1.7% of Total Investments)
1,000	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009, 6.375%, 7/15/43	1/20 at 100.00	BBB–	1,172,670
1,500	New York City Industrial Development Agency, New York, American Airlines-JFK International Airport Special Facility Revenue Bonds, Series 2005, 7.500%, 8/01/16 (Alternative Minimum Tax)	No Opt. Call	N/R	1,576,665
	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Bronx Parking Development Company, LLC Project, Series 2007:
1,000	5.750%, 10/01/37	10/17 at 100.00	N/R	451,810
3,000	5.875%, 10/01/46	10/17 at 102.00	N/R	1,355,250
1,700	New York City Industrial Development Agency, New York, Special Facilities Revenue Bonds, American Airlines Inc., Series 1994, 6.900%, 8/01/24 (Alternative Minimum Tax) (5)	11/12 at 100.00	N/R	1,108,383
1,375	New York Liberty Development Corporation, Second Priority Liberty Revenue Refunding Bonds, Bank of America Tower at One Bryant Park Project, Series 2010, 6.375%, 7/15/49	1/20 at 100.00	A–	1,600,968
265	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010, 6.000%, 12/01/42	12/20 at 100.00	BBB–	310,063
9,840	Total New York			7,575,809
	North Carolina – 2.2% (1.9% of Total Investments)
940	Charlotte-Mecklenberg Hospital Authority, North Carolina, Health Care Revenue Bonds, DBA Carolinas HealthCare System, Tender Option Bond Trust 11963, 18.594%, 1/15/19 (IF)	No Opt. Call	AA–	1,480,914
5,250	North Carolina Capital Facilities Finance Agency, Solid Waste Facilities Revenue Bonds, Liberty Tire Services of North Carolina LLC, Series 2004A, 6.750%, 7/01/29	7/16 at 100.00	N/R	5,169,518
960	North Carolina Capital Facilities Financing Agency, Revenue Bonds, Duke University, Series 2008, Tender Option Bonds Trust 3248, 26.932%, 10/01/21 (IF)	10/16 at 100.00	AA+	2,167,498
7,150	Total North Carolina			8,817,930
	Ohio – 3.1% (2.8% of Total Investments)
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
315	5.125%, 6/01/24	6/17 at 100.00	B	275,216
1,000	5.875%, 6/01/30	6/17 at 100.00	B+	868,060
4,375	5.750%, 6/01/34	6/17 at 100.00	BB	3,701,863
1,190	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-3, 6.250%, 6/01/37	6/22 at 100.00	B+	1,037,466
2,380	Cleveland-Cuyahoga County Port Authority, Ohio, Development Revenue Bonds, Bond Fund Program – 5/14 at 102.00 Garfield Heights Project, Series 2004D, 5.250%, 5/15/23		BBB	2,380,857
1,270	Medina County Port Authority, Ohio, Development Revenue Bond, Fiber Network Project, Series 2010B, 6.000%, 12/01/30	12/20 at 100.00	A+	1,457,604
500	Ohio, Environmental Facilities Revenue Bonds, Ford Motor Company, Series 2005, 5.750%, 4/01/35 (Alternative Minimum Tax)	4/15 at 100.00	Baa3	520,530
2,000	State of Ohio, Solid Waste Disposal Revenue Bonds (USG Corporation Project) Series 1997 Remarketed, 5.600%, 8/01/32 (Alternative Minimum Tax)	2/13 at 100.00	B–	1,906,840
4,000	Western Reserve Port Authority, Ohio, Solid Waste Facility Revenue Bonds, Central Waste Inc., Series 2007A, 6.350%, 7/01/27 (Alternative Minimum Tax) (5)	7/17 at 102.00	N/R	560,920
17,030	Total Ohio			12,709,356

Nuveen Investments	85

Nuveen Municipal High Income Opportunity Fund (continued)
NMZ	Portfolio of Investments
October 31, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Oklahoma – 0.9% (0.8% of Total Investments)
$1,000	Fort Sill Apache Tribe of Oklahoma Economic Development Authority, Gaming Enterprise Revenue Bonds, Fort Sill Apache Casino, Series 2011A, 8.500%, 8/25/26	8/21 at 100.00	N/R	$1,105,950
940	Okeene Municipal Hospital and Schallmo Authority, Oklahoma, Revenue Bonds, Series 2006, 7.000%, 1/01/35	1/16 at 101.00	N/R	943,497
1,500	Tulsa Municipal Airport Trust, Oklahoma, Revenue Refunding Bonds, American Airlines Inc., Series 2000A, 7.750%, 6/01/35 (Mandatory put 12/01/14)	No Opt. Call	N/R	1,620,510
3,440	Total Oklahoma			3,669,957
	Pennsylvania – 2.1% (1.8% of Total Investments)
	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, West Penn Allegheny Health System, Series 2007A:
500	5.000%, 11/15/28	11/17 at 100.00	B–	355,200
2,500	5.375%, 11/15/40	11/17 at 100.00	B–	1,777,325
275	Allentown Area Hospital Authority, Pennsylvania, Revenue Bonds, Sacred Heart Hospital, Series 2005, 6.000%, 11/15/16	No Opt. Call	N/R	279,516
925	Berks County Industrial Development Authority, Pennsylvania, First Mortgage Revenue Bonds, One Douglassville Properties Project, Series 2007A, 6.125%, 11/01/34 (Alternative Minimum Tax)	11/17 at 101.00	N/R	936,322
2,000	Chester County Health and Education Facilities Authority, Pennsylvania, Revenue Bonds, Immaculata University, Series 2005, 5.750%, 10/15/37	10/15 at 102.00	N/R	2,056,240
400	Chester County Industrial Development Authority, Pennsylvania, Avon Grove Charter School Revenue Bonds, Series 2007A, 6.375%, 12/15/37	12/17 at 100.00	BBB–	420,228
1,500	Pennsylvania Economic Development Finance Authority, Solid Waste Disposal Revenue Bonds (USG Corporation Project) Series 1999, 6.000%, 6/01/31 (Alternative Minimum Tax)	12/12 at 100.00	B–	1,499,070
1,000	Scranton, Pennsylvania, General Obligation Bonds, Series 2012A, 8.500%, 9/01/22	No Opt. Call	N/R	977,130
9,100	Total Pennsylvania			8,301,031
	Puerto Rico – 0.9% (0.8% of Total Investments)
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Tender Option Bond Trust 1081:
2,000	20.609%, 8/01/57 (IF) (4)	8/19 at 100.00	AA–	2,826,480
500	20.609%, 8/01/57 (IF) (4)	8/19 at 100.00	AA–	706,620
2,500	Total Puerto Rico			3,533,100
	Rhode Island – 0.9% (0.8% of Total Investments)
1,000	Rhode Island Student Loan Authority, Student Loan Program Revenue Bonds, Series 2008A, 6.750%, 12/01/28 (Alternative Minimum Tax)	12/17 at 100.00	A	1,113,170
2,565	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2002A, 6.250%, 6/01/42	11/12 at 100.00	BBB–	2,616,274
3,565	Total Rhode Island			3,729,444
	South Carolina – 0.7% (0.6% of Total Investments)
4,000	Lancaster County, South Carolina, Assessment Bonds, Edgewater II Improvement District, Series 2007A, 7.750%, 11/01/39 (5)	11/17 at 100.00	N/R	2,006,640
625	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, Palmetto Health, Refunding Series 2011A, 6.500%, 8/01/39 – AGM Insured	8/21 at 100.00	AA–	770,800
4,625	Total South Carolina			2,777,440

86	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tennessee – 2.0% (1.7% of Total Investments)
$2,500	Johnson City Health and Educational Facilities Board, Tennessee, Hospital Revenue Bonds, Mountain States Health Alliance, Refunding Series 2010A, 6.500%, 7/01/38	7/20 at 100.00	BBB+	$3,001,275
	Sumner County Health, Educational, and Housing Facilities Board, Tennessee, Revenue Refunding Bonds, Sumner Regional Health System Inc., Series 2007:
2,000	5.500%, 11/01/37 (5)	11/17 at 100.00	N/R	40,180
500	5.500%, 11/01/46 (5)	11/17 at 100.00	N/R	10,045
4,000	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006B, 5.625%, 9/01/26	No Opt. Call	BBB	4,313,240
965	Wilson County Health and Educational Facilities Board, Tennessee, Senior Living Revenue Bonds, Rutland Place, Series 2007A, 6.300%, 7/01/37	7/17 at 100.00	N/R	598,223
9,965	Total Tennessee			7,962,963
	Texas – 9.3% (8.2% of Total Investments)
2,000	Austin Convention Enterprises Inc., Texas, Convention Center Hotel Revenue Bonds, Second Tier Series 2006B, 5.750%, 1/01/34	1/17 at 100.00	Ba2	2,052,240
1,715	Austin Convention Enterprises Inc., Texas, Convention Center Hotel Revenue Bonds, Third Tier Series 2001C, 9.750%, 1/01/26	11/12 at 100.00	N/R	1,727,897
550	Bexar County Housing Finance Corporation, Texas, Multifamily Housing Revenue Bonds, America Opportunity for Housing – Colinas LLC Project, Series 2001A, 5.800%, 1/01/31 – NPFG Insured	1/13 at 100.00	Baa2	555,489
5,200	Brazos River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Electric Company, Series 2001D, 8.250%, 5/01/33 (Alternative Minimum Tax)	7/18 at 100.00	CCC	835,900
500	Brazos River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Energy Company LLC, Series 2003A, 6.750%, 4/01/38 (Mandatory put 4/01/13) (Alternative Minimum Tax)	No Opt. Call	CC	437,100
1,000	Central Texas Regional Mobility Authority, Senior Lien Revenue Bonds, Series 2011, 6.750%, 1/01/41	1/21 at 100.00	BB+	1,155,970
2,000	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Tejano Center for Community Concerns, Inc.-Raul Yzaguirre School for Success, Refunding Series 2009A, 9.000%, 2/15/38	2/18 at 100.00	BBB–	2,390,080
1,750	Dallas-Ft. Worth International Airport Facility Improvement Corporation, Texas, Revenue Bonds, American Airlines Inc., Series 2007, 5.500%, 11/01/30 (Alternative Minimum Tax) (5)	11/12 at 100.00	N/R	1,133,230
	Decatur Hospital Authority, Texas, Revenue Bonds, Wise Regional Health System, Series 2004A:
1,840	7.000%, 9/01/25	9/14 at 100.00	N/R	1,962,415
6,600	7.125%, 9/01/34	9/14 at 100.00	N/R	7,009,926
585	Gulf Coast Industrial Development Authority, Texas, Solid Waste Disposal Revenue Bonds, Citgo Petroleum Corporation Project, Series 1998, 8.000%, 4/01/28 (Alternative Minimum Tax)	11/12 at 100.00	BB+	585,977
1,245	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Senior Lien Series 2001G, 5.250%, 11/15/30 – NPFG Insured	11/12 at 100.00	BBB	1,246,693
1,000	Heart of Texas Education Finance Corporation, Texas, Gateway Charter Academy, Series 2006A, 6.000%, 2/15/36	8/16 at 100.00	N/R	992,460
	Houston, Texas, Airport System Special Facilities Revenue Bonds, Continental Air Lines Inc., Series 2001E:
600	7.375%, 7/01/22 (Alternative Minimum Tax)	11/12 at 100.00	B	602,556
975	6.750%, 7/01/29 (Alternative Minimum Tax)	11/12 at 100.00	B	978,978
1,000	Jefferson County Industrial Development Corporation, Texas, Hurricane Ike Disaster Area Revenue Bonds, Port of Beaumont Petroleum Transload Terminal, LLC Project, Series 2012, 8.250%, 7/01/32	7/22 at 100.00	N/R	958,680
1,000	La Vernia Education Financing Corporation, Texas, Charter School Revenue Bonds, Riverwalk Education Foundation, Series 2007A, 5.450%, 8/15/36	11/12 at 100.00	N/R	911,860
2,250	North Texas Tollway Authority, Special Projects System Revenue Bonds, Tender Option Bond Trust 11946, 19.955%, 3/01/19 (IF)	No Opt. Call	AA	3,988,080

Nuveen Investments	87

Nuveen Municipal High Income Opportunity Fund (continued)
NMZ	Portfolio of Investments
October 31, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$1,810	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, NTE Mobility Partners LLC North Tarrant Express Managed Lanes Project, Series 2009, 6.875%, 12/31/39	12/19 at 100.00	Baa2	$2,200,544
4,500	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, LBJ Infrastructure Group LLC IH-635 Managed Lanes Project, Series 2010, 7.000%, 6/30/40	6/20 at 100.00	Baa3	5,567,850
340	Trinity River Authority of Texas, Pollution Control Revenue Refunding Bonds, TXU Electric Company, Series 2003, 6.250%, 5/01/28 (Alternative Minimum Tax)	5/13 at 101.00	CC	39,314
38,460	Total Texas			37,333,239
	Utah – 0.8% (0.7% of Total Investments)
965	Utah State Charter School Finance Authority, Charter School Revenue Bonds, Noah Webster Academy, Series 2008A, 6.250%, 6/15/28	6/17 at 100.00	N/R	979,967
1,980	Utah State Charter School Finance Authority, Charter School Revenue Bonds, Summit Academy High School, Series 2011A, 8.125%, 5/15/31	5/21 at 100.00	N/R	2,227,576
2,945	Total Utah			3,207,543
	Vermont – 0.3% (0.3% of Total Investments)
1,155	Vermont Educational and Health Buildings Financing Agency, Revenue Bonds, Vermont Law School Project, Series 2011A, 6.250%, 1/01/41	1/21 at 100.00	Baa2	1,291,775
	Virgin Islands – 0.1% (0.1% of Total Investments)
420	Virgin Islands Public Finance Authority, Matching Fund Revenue Loan Note – Diageo Project, Series 2009A, 6.750%, 10/01/37	10/19 at 100.00	BBB	497,470
	Virginia – 1.2% (1.1% of Total Investments)
870	Celebrate Virginia North Community Development Authority, Special Assessment Revenue Bonds, Series 2003B, 6.250%, 3/01/18	3/14 at 102.00	N/R	629,715
1,000	Giles County Industrial Development Authority, Virginia, Exempt Facility Revenue Bonds, Hoechst Celanese Project, Series 1996, 6.450%, 5/01/26	11/12 at 100.00	B+	1,000,780
9,400	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Capital Appreciation Series 2009B-2, 0.000%, 10/01/38	No Opt. Call	BBB+	2,302,621
1,000	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset Backed Bonds, Series 2007B1, 5.000%, 6/01/47	6/17 at 100.00	B2	771,100
	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012:
100	6.000%, 1/01/37 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	115,377
130	5.500%, 1/01/42 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	142,981
12,500	Total Virginia			4,962,574
	Washington – 2.8% (2.5% of Total Investments)
500	FYI Properties, Washington, Lease Revenue Bonds, Washington State Department of Information Services Project, Tender Option Bond Trust 11-14W-B, 19.677%, 6/01/39 (IF) (4)	6/19 at 100.00	AA	764,080
	Vancouver Downtown Redevelopment Authority, Washington, Revenue Bonds, Conference Center Project, Series 2003A:
1,780	6.000%, 1/01/28 – ACA Insured	1/14 at 100.00	N/R	1,721,402
4,745	6.000%, 1/01/34 – ACA Insured	1/14 at 100.00	N/R	4,505,045
2,660	5.250%, 1/01/34 – ACA Insured	1/14 at 100.00	N/R	2,283,025
2,000	Washington State Health Care Facilities Authority, Revenue Bonds, Northwest Hospital and Medical Center of Seattle, Series 2007, 5.700%, 12/01/32	12/17 at 100.00	N/R	2,054,840
11,685	Total Washington			11,328,392

88	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	West Virginia – 0.3% (0.2% of Total Investments)
$500	Ohio County Commission, West Virginia, Special District Excise Tax Revenue Bonds, Fort Henry Economic Development, Series 2006B, 5.625%, 3/01/36	3/16 at 100.00	BBB	$525,810
500	Ohio County Commission, West Virginia, Tax Increment Revenue Bonds, Fort Henry Centre Financing District, Series 2007A, 5.850%, 6/01/34	6/17 at 100.00	N/R	517,815
1,000	Total West Virginia			1,043,625
	Wisconsin – 4.1% (3.7% of Total Investments)
550	Lac Courte Oreilles Band of Lake Superior Chippewa Indians, Wisconsin, Revenue Bonds, Series 2003A, 7.750%, 6/01/16 (Pre-refunded 12/01/14)	12/14 at 101.00	N/R (6)	638,380
1,000	Lac Courte Oreilles Band of Lake Superior Chippewa Indians, Wisconsin, Revenue Bonds, Series 2006, 7.000%, 12/01/26	12/18 at 102.00	N/R	961,830
1,650	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Thomas Jefferson Classical Academy, Series 2011, 7.125%, 7/01/42	7/19 at 100.00	BBB–	1,814,489
1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Southwest Health Center Inc., Series 2004A, 6.250%, 4/01/34 (Pre-refunded 4/01/14)	4/14 at 100.00	N/R (6)	1,077,570
	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Healthcare System, Series 2006:
5,995	5.250%, 8/15/26 (UB)	8/16 at 100.00	A–	6,380,359
4,500	5.250%, 8/15/34 (UB)	8/16 at 100.00	A–	4,769,550
1,000	Wisconsin Public Finance Authority, Revenue Bonds, SearStone Retirement Community of Cary North Carolina, Series 2012A, 8.625%, 6/01/47	6/22 at 100.00	N/R	1,059,000
15,695	Total Wisconsin			16,701,178
$467,283	Total Investments (cost $414,387,757) – 113.4%			456,588,980
	Floating Rate Obligations – (3.1)%			(12,320,000)
	Borrowings – (12.4)% (7), (8)			(50,000,000)
	Other Assets Less Liabilities – 2.1% (9)			8,303,967
	Net Assets Applicable to Common Shares – 100%			$402,572,947

Nuveen Investments	89

Nuveen Municipal High Income Opportunity Fund (continued)
NMZ	Portfolio of Investments
October 31, 2012

Investments in Derivatives at October 31, 2012:

Swaps outstanding:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (10)	Termination Date	Unrealized Appreciation (Depreciation) (9)
Barclays Bank PLC	$50,000,000	Receive	1-Month USD-LIBOR	1.333%	Monthly	4/25/11	4/25/14	$(811,896)
Barclays Bank PLC	5,000,000	Receive	3-Month USD-LIBOR	2.755	Semi-Annually	5/30/14	5/30/34	(60,401)
								$(872,297)

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives and/or inverse floating rate transactions.
(5)
At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing security, in the case of a bond, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(6)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(7)	Borrowings as a percentage of Total Investments is 11.0%.
(8)	The Fund segregates 100% of its eligible investments in the Portfolio of Investments as collateral for Borrowings. See Footnote 8 – Borrowing Arrangements for more information.
(9)	Other Assets Less Liabilities include the Unrealized Appreciation (Depreciation) of derivative instruments as noted within Investments in Derivatives at October 31, 2012.
(10)	Effective date represents the date on which both the Fund and Counterparty commence interest payment accruals on each swap contract.
(11)
On April 13, 2012, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 5.75% to 4.26%. Additionally, the Adviser instructed the Fund’s custodian to reduce any corresponding current and past due receivable balances by an equal percentage amount.

N/R	Not rated.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

USD-LIBOR	United States Dollar-London Inter-Bank Offered Rate.

 See accompanying notes to financial statements.

90	Nuveen Investments

Nuveen Municipal High Income Opportunity Fund 2
NMD	Portfolio of Investments
October 31, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Municipal Bonds – 111.9% (100.0% of Total Investments)
	Arizona – 6.3% (5.6% of Total Investments)
$1,000	Estrella Mountain Ranch Community Facilities District, Goodyear, Arizona, General Obligation Bonds, Series 2007, 6.200%, 7/15/32	7/17 at 100.00	N/R	$1,037,800
1,500	Phoenix Industrial Development Authority, Arizona, Lease Revenue Bonds, Rowan University Project, Tender Option Bond Trust 1086, 16.961%, 6/01/42 – (IF) (4)	6/22 at 100.00	A+	2,010,840
55	Pima County Industrial Development Authority, Arizona, Choice Education and Development Charter School Revenue Bonds, Series 2006, 6.000%, 6/01/16	No Opt. Call	N/R	56,589
495	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds Legacy Traditional School Project, Series 2009, 8.500%, 7/01/39	7/19 at 100.00	N/R	570,329
1,000	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Carden Traditional Schools Project, Series 2012, 7.500%, 1/01/42	1/22 at 100.00	BBB–	1,101,500
825	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Paradise Education Center Project, Series 2010, 6.000%, 6/01/40	6/19 at 100.00	BBB–	855,311
2,575	Quechan Indian Tribe of the Fort Yuma Reservation, Arizona, Government Project Bonds, Series 2008, 7.000%, 12/01/27	12/17 at 102.00	CCC	2,304,934
1,000	Quechan Indian Tribe of the Fort Yuma Reservation, Arizona, Tribal Economic Development Bonds, Series 2012A, 9.750%, 5/01/25	5/22 at 100.00	N/R	1,059,790
	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007:
1,000	5.500%, 12/01/37	No Opt. Call	B	1,019,830
3,825	5.000%, 12/01/37	No Opt. Call	A–	4,432,946
1,000	Yuma County Industrial Development Authority, Arizona, Exempt Revenue Bonds, Far West Water & Sewer Inc. Refunding, Series 2007A, 6.375%, 12/01/37 (Alternative Minimum Tax)	12/17 at 100.00	N/R	866,240
14,275	Total Arizona			15,316,109
	California – 18.2% (16.3% of Total Investments)
1,470	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Tender Option Bond Trust 2985, 17.336%, 4/01/16 (IF)	No Opt. Call	AA	2,270,165
2,000	California Educational Facilities Authority, Revenue Bonds, Dominican University, Series 2006, 5.000%, 12/01/36	12/16 at 100.00	Baa3	2,060,160
1,875	California Health Facilities Financing Authority, Refunding Revenue Bonds, Stanford Hospital and Clinics, Tender Option Bond Trust 3267, 19.650%, 11/15/40 (IF) (4)	11/21 at 100.00	AA–	3,354,300
1,000	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2010B, 7.250%, 8/15/45	8/20 at 100.00	N/R	1,057,320
1,000	California Municipal Finance Authority, Revenue Bonds, Harbor Regional Center Project, Series 2009, 8.500%, 11/01/39	11/19 at 100.00	AA	1,209,190
1,000	California School Finance Authority, Educational Facilities Revenue Bonds, Tri-Valley Learning Corporation, Series 2012A, 7.000%, 6/01/47	6/20 at 102.00	N/R	1,011,030
1,300	California State, General Obligation Bonds, Tender Option Bond Trust 3162, 19.775%, 3/01/18 – AGM Insured (IF)	No Opt. Call	AA–	2,110,940
520	California Statewide Communities Development Authority, Revenue Bonds, American Baptist Homes of the West, Series 2010, 6.250%, 10/01/39	10/19 at 100.00	BBB+	569,187
1,000	California Statewide Communities Development Authority, Statewide Community Infrastructure Program Revenue Bonds, Series 2011A, 8.000%, 9/02/41	9/21 at 100.00	N/R	1,071,730
500	California Statewide Community Development Authority, Revenue Bonds, California Baptist University, Series 2011A, 7.500%, 11/01/41	11/21 at 100.00	N/R	606,700
1,825	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A, 5.250%, 7/01/35	7/15 at 100.00	BBB	1,894,934
500	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanente System, Series 2007A, 5.000%, 4/01/31 – BHAC Insured (4)	4/17 at 100.00	AA+	561,635
2,000	California Statewide Community Development Authority, Revenue Bonds, St. Joseph Health System, Series 2007C, 5.750%, 7/01/47 – FGIC Insured	7/18 at 100.00	AA–	2,258,760

Nuveen Investments	91

Nuveen Municipal High Income Opportunity Fund 2 (continued)
NMD	Portfolio of Investments
October 31, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
	Daly City Housing Development Finance Agency, California, Mobile Home Park Revenue Bonds, Franciscan Mobile Home Park Refunding, Series 2007A:
$2,000	5.000%, 12/15/37	12/17 at 100.00	A	$2,053,480
1,945	6.500%, 12/15/47	12/17 at 100.00	N/R	1,993,197
1,340	Elk Grove Community Facilities District 2005-1, California, Special Tax Bonds, Series 2007, 5.250%, 9/01/37	9/15 at 102.00	N/R	1,081,581
1,000	Fontana, California, Special Tax Bonds, Community Facilities District 31 Citrus Heights North, Series 2006, 5.000%, 9/01/26	9/14 at 102.00	N/R	1,008,600
	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Tender Option Bond Trust 1011:
1,500	17.001%, 6/01/29 – AMBAC Insured (IF) (4)	1/13 at 100.00	A2	1,506,000
250	17.001%, 6/01/38 – FGIC Insured (IF) (4)	6/15 at 100.00	A2	268,990
500	16.981%, 6/01/45 (IF) (4)	6/15 at 100.00	A2	535,970
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
4,500	5.000%, 6/01/33	6/17 at 100.00	BB–	3,857,985
1,000	5.750%, 6/01/47	6/17 at 100.00	BB–	895,930
2,500	5.125%, 6/01/47	6/17 at 100.00	BB–	2,026,000
1,000	Hercules Redevelopment Agency, California, Tax Allocation Bonds, Merged Project Area, Series 2005, 5.000%, 8/01/25 – AMBAC Insured	8/15 at 100.00	CC	711,950
1,000	Lathrop Financing Authority, California, Revenue Bonds, Water Supply Project Series 2003, 6.000%, 6/01/35	6/13 at 100.00	N/R	1,006,310
850	Los Angeles County, California, Community Development Commission Headquarters Office Building, Lease Revenue Bonds, Community Development Properties Los Angeles County Inc., Tender Option Bond Trust Series 2011-23B, 18.718%, 9/01/42 (IF) (4)	9/21 at 100.00	Aa3	1,220,320
700	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Tender Option Bond Trust 10-27B, 18.089%, 5/15/40 (IF) (4)	5/20 at 100.00	AA	1,070,244
500	March Joint Powers Redevelopment Agency, California, March Air Force Base Redevelopment Project Tax Allocation Revenue Bonds, Series 2011A, 7.500%, 8/01/41	8/21 at 100.00	BBB+	590,380
625	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010, 5.250%, 11/01/21	11/20 at 100.00	Baa3	686,700
2,500	San Bernardino Community College District, California, General Obligation Bonds, Tender Option Bond Trust 11780-1, 16.766%, 2/01/27 – AGM Insured (IF)	8/16 at 100.00	Aa2	3,600,200
39,700	Total California			44,149,888
	Colorado – 10.2% (9.2% of Total Investments)
1,500	Arista Metropolitan District, Colorado, Special Revenue Bonds, Series 2008, 9.250%, 12/01/37	12/15 at 100.00	N/R	1,188,255
1,000	Cimarron Metropolitan District, Arvada, Colorado, Limited Tax Revenue Bonds, Convertible to Unlimited Tax, Series 2012, 6.000%, 12/01/22	10/17 at 100.00	N/R	1,002,990
500	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Mountain Phoenix Community School, Series 2012, 7.000%, 10/01/42	10/22 at 100.00	N/R	486,545
1,945	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Windsor Academy, Series 2007A, 5.700%, 5/01/37	5/17 at 100.00	BBB–	1,956,476
1,920	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Pikes Peak School of Expeditionary Learning Charter School, Series 2008, 6.625%, 6/01/38	6/18 at 102.00	N/R	2,011,392
750	Colorado Health Facilities Authority, Health Facilities Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Tender Option Bond Trust 3702, 18.630%, 1/01/18 (IF) (4)	No Opt. Call	AA	1,172,910
1,000	Colorado Health Facilities Authority, Revenue Bonds, Evangelical Lutheran Good Samaritan Society, Series 2006, 5.250%, 6/01/36	6/16 at 100.00	A–	1,076,050
	Colorado Housing and Finance Authority, Revenue Bonds, Confluence Energy LLC Project, Series 2007:
1,073	5.000%, 9/01/16 (Alternative Minimum Tax) (5), (6)	No Opt. Call	N/R	678,413
5,045	6.750%, 4/01/27 (Alternative Minimum Tax)	4/17 at 100.00	N/R	4,178,017

92	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$1,000	Compark Business Campus Metropolitan District, Douglas County, Colorado, General Obligation Bonds, Series 2012A, 6.750%, 12/01/39 – RAAI Insured	12/22 at 100.00	N/R	$1,028,630
1,000	Confluence Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2007, 5.400%, 12/01/27	12/17 at 100.00	N/R	874,450
1,070	Fitzsimons Village Metropolitan District 1, Aurora, Arapahoe County, Colorado, Tax Increment Public Improvement Fee Supported Revenue Bonds, Series 2010A, 7.500%, 3/01/40	3/20 at 100.00	N/R	1,158,040
1,000	Great Western Metropolitan District 5, Colorado, General Obligation Limited Tax Revenue Bonds, Series 2009A-1, 9.000%, 8/01/39 (Mandatory put 12/01/19)	12/19 at 100.00	N/R	1,049,320
5	Maher Ranch Metropolitan District 4, Colorado, General Obligation Limited Tax Bonds, Series 2007, 5.250%, 12/01/36 – RAAI Insured	12/17 at 100.00	N/R	4,567
500	Pinery West Metropolitan District 2, Colorado, General Obligation Limited Tax Bonds, Series 2007, 5.000%, 12/01/27 – RAAI Insured	12/17 at 100.00	N/R	506,465
1,000	Plaza Metropolitan District 1, Lakewood, Colorado, Tax Increment Revenue Bonds, Series 2003, 8.000%, 12/01/25	6/14 at 101.00	N/R	1,035,750
1,700	Public Authority for Colorado Energy, Natural Gas Purchase Revenue Bonds, Colorado Springs Utilities, Series 2008, 6.500%, 11/15/38	No Opt. Call	A	2,269,381
	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010:
500	6.500%, 1/15/30	7/20 at 100.00	Baa3	608,620
1,000	6.000%, 1/15/41	7/20 at 100.00	Baa3	1,161,280
2,000	Stone Ridge Metropolitan District 2, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited, Series 2007, 7.250%, 12/01/31	12/17 at 100.00	N/R	512,980
815	Three Springs Metropolitan District 3, Durango, La Plata County, Colorado, Property Tax Supported Revenue Bonds, Series 2010, 7.750%, 12/01/39	12/20 at 100.00	N/R	862,629
26,323	Total Colorado			24,823,160
	Connecticut – 0.7% (0.7% of Total Investments)
1,000	Harbor Point Infrastructure Improvement District, Connecticut, Special Obligation Revenue Bonds, Harbor Point Project, Series 2010A, 7.875%, 4/01/39	4/20 at 100.00	N/R	1,144,950
500	Stamford, Connecticut, Special Obligation Revenue Bonds, Mill River Corridor Project, Series 2011A, 7.000%, 4/01/41	4/21 at 100.00	N/R	535,700
1,500	Total Connecticut			1,680,650
	District of Columbia – 1.9% (1.7% of Total Investments)
2,500	District of Columbia, Revenue Bonds, Howard University, Tender Option Bonds Trust 1006, 23.104%, 10/01/37 (IF) (4)	4/21 at 100.00	A–	4,682,600
	Florida – 9.1% (8.1% of Total Investments)
945	Ave Maria Stewardship Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2006A, 5.125%, 5/01/38	5/16 at 100.00	N/R	855,962
1,000	Ave Maria Stewardship Community District, Florida, Capital Improvement Revenue Bonds, Series 2012, 6.700%, 5/01/42	5/22 at 100.00	N/R	1,016,130
945	Beacon Lakes Community Development District, Florida, Special Assessment Bonds, Series 2003A, 6.900%, 5/01/35	5/13 at 101.00	N/R	964,958
975	Beeline Community Development District, Palm Beach County, Florida, Special Assessment Bonds, Series 2008A, 7.000%, 5/01/37	5/18 at 100.00	N/R	1,064,729
430	Colonial Country Club Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2003, 6.400%, 5/01/33	5/13 at 101.00	A	444,964
1,000	Cordoba Ranch Community Development District, Hillsborough County, Florida, Special Assessment Revenue Bonds, Series 2006, 5.550%, 5/01/37	5/16 at 100.00	N/R	885,120
500	Grand Bay at Doral Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Doral Breeze Project Series 2012, 5.500%, 11/01/32	11/22 at 100.00	N/R	496,705
1,000	Martin County Industrial Development Authority, Florida, Industrial Development Revenue Bonds, Indiantown Cogeneration LP, Series 1994A, 7.875%, 12/15/25 (Alternative Minimum Tax)	12/12 at 100.00	BB+	1,003,980

Nuveen Investments	93

Nuveen Municipal High Income Opportunity Fund 2 (continued)
NMD	Portfolio of Investments
October 31, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$2,275	Old Palm Community Development District, Florida, Special Assessment Bonds, Palm Beach Gardens, Series 2004A, 5.900%, 5/01/35	5/15 at 101.00	N/R	$2,302,892
1,065	Pine Island Community Development District, Florida, Special Assessment Bonds, Bella Collina, Series 2004, 5.750%, 5/01/35	5/13 at 100.00	N/R	1,012,219
995	Poinciana West Community Development District, Florida, Special Assessment Bonds, Series 2007, 6.000%, 5/01/37	5/17 at 100.00	N/R	1,001,219
1,000	Port Saint Lucie, Florida, Special Assessment Revenue Bonds, Southwest Annexation District 1B, Series 2007, 5.000%, 7/01/33 – NPFG Insured	7/17 at 100.00	BBB	1,041,270
1,000	Reunion West Community Development District, Florida, Special Assessment Bonds, Series 2004A-1, 6.250%, 5/01/36	5/22 at 100.00	N/R	951,190
480	South Village Community Development District, Clay County, Florida, Capital Improvement Revenue Bonds, Series 2005A, 5.700%, 5/01/35	5/13 at 100.00	N/R	438,624
1,315	Stoneybrook Venice Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2007, 6.750%, 5/01/38	5/18 at 100.00	N/R	1,381,934
470	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-2, 0.000%, 5/01/39	5/17 at 100.00	N/R	337,258
245	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-3, 0.000%, 5/01/40	5/19 at 100.00	N/R	141,137
575	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-4, 0.000%, 5/01/40	5/22 at 100.00	N/R	243,668
120	Tolomato Community Development District, Florida, Special Assessment Bonds, Hope Note, Series 2007-3, 6.375%, 5/01/39 (7)	5/17 at 100.00	N/R	1
2,845	Tolomato Community Development District, Florida, Special Assessment Bonds, Hope Note, Series 2007A-2, 5.250%, 5/01/39 (7)	5/17 at 100.00	N/R	28
15	Tolomato Community Development District, Florida, Special Assessment Bonds, Non Performing ParcelSeries 2007-1. RMKT, 6.375%, 5/01/17 (7)	No Opt. Call	N/R	8,123
1,300	Tolomato Community Development District, Florida, Special Assessment Bonds, Non Performing ParcelSeries 2007A-1. RMKT, 5.250%, 5/01/39 (7)	5/17 at 100.00	N/R	698,139
	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2012A-1:
200	6.375%, 5/01/17	No Opt. Call	N/R	194,714
565	5.250%, 5/01/39	5/17 at 100.00	N/R	545,265
2,675	Tolomato Community Development District, Florida, Special Assessment Bonds, Series 2006, 5.400%, 5/01/37	5/14 at 101.00	BB	2,633,939
530	Tolomato Community Development District, Florida, Special Assessment Bonds, Southern/Forbearance Parcel Series 2007-2, 6.375%, 5/01/17 (7)	No Opt. Call	N/R	244,627
	Westchester Community Development District 1, Florida, Special Assessment Bonds, Series 2003:
445	6.000%, 5/01/23	5/13 at 101.00	N/R	447,830
1,750	6.125%, 5/01/35	5/13 at 101.00	N/R	1,757,070
26,660	Total Florida			22,113,695
	Georgia – 1.7% (1.5% of Total Investments)
990	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project Series 2008A. Remarketed, 7.500%, 1/01/31	1/19 at 100.00	A2	1,174,952
1,250	Clayton County Development Authority, Georgia, Special Facilities Revenue Bonds, Delta Air Lines, Inc. Project, Series 2009A, 8.750%, 6/01/29	6/20 at 100.00	B–	1,562,488
1,170	Clayton County Development Authority, Georgia, Special Facilities Revenue Bonds, Delta Air Lines, Inc. Project, Series 2009B, 9.000%, 6/01/35 (Alternative Minimum Tax)	6/15 at 100.00	B–	1,308,645
3,410	Total Georgia			4,046,085
	Illinois – 12.1% (10.8% of Total Investments)
1,000	Cook County, Illinois, Recovery Zone Facility Revenue Bonds, Navistar International Corporation Project, Series 2010, 6.500%, 10/15/40	10/20 at 100.00	B2	1,040,650
1,180	Evanston, Illinois, Educational Facility Revenue Bonds, Roycemore School Project, Series 2011, 8.250%, 7/01/41	7/21 at 100.00	N/R	1,335,123
94	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$1,100	Hillside, Cook County, Illinois, Senior Lien Tax Increment Revenue Bonds, Mannheim Redevelopment Project, Series 2008, 7.000%, 1/01/28	1/18 at 102.00	N/R	$1,111,550
1,000	Illinois Finance Authority Revenue Bonds, Christian Homes, Inc., Refunding Series 2010, 5.500%, 5/15/23	5/15 at 100.00	BBB–	1,028,960
3,370	Illinois Finance Authority, Charter School Revenue Bonds, Chicago Charter School Foundation, Series 2007, 5.000%, 12/01/36	12/16 at 100.00	BBB+	3,462,439
500	Illinois Finance Authority, Revenue Bonds, Admiral at Lake Project, Series 2010A, 7.750%, 5/15/30	5/20 at 100.00	N/R	588,735
500	Illinois Finance Authority, Revenue Bonds, Admiral at Lake Project, Temps 75 Series 2010D-1, 7.000%, 5/15/18	11/12 at 100.00	N/R	500,800
1,250	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Tender Option Bond Trust 4702, 20.039%, 11/15/37 (IF) (4)	11/17 at 100.00	A	1,752,150
1,900	Illinois Finance Authority, Revenue Bonds, Provena Health, Series 2009A, 7.750%, 8/15/34	8/19 at 100.00	BBB+	2,468,803
1,770	Illinois Finance Authority, Revenue Bonds, Sherman Health Systems, Series 2007A, 5.500%, 8/01/37	8/17 at 100.00	BBB	1,941,035
2,000	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Series 2009, 6.875%, 8/15/38	8/19 at 100.00	BBB+	2,387,260
500	Illinois Finance Authority, Revenue Bonds, Southern Illinois Healthcare Enterprises, Inc., Series 2005 Remarketed, 5.250%, 3/01/30 – AGM Insured	3/20 at 100.00	AA–	561,810
2,000	Illinois Finance Authority, Student Housing Revenue Bonds, MJH Education Assistance Illinois IV LLC, Fullerton Village Project, Series 2004A, 5.125%, 6/01/35 (7)	6/14 at 100.00	Ca	1,719,900
500	Illinois Health Facilities Authority, Revenue Refunding Bonds, Elmhurst Memorial Healthcare, Series 2002, 5.500%, 1/01/22	1/13 at 100.00	BBB+	503,620
200	Illinois State, General Obligation Bonds, Series 2012A, 5.000%, 3/01/36	3/22 at 100.00	A	217,308
	Lombard Public Facilities Corporation, Illinois, First Tier Conference Center and Hotel Revenue Bonds, Series 2005A-2:
250	5.500%, 1/01/30 – ACA Insured	1/16 at 100.00	CCC	162,418
2,000	5.500%, 1/01/36 – ACA Insured	1/16 at 100.00	CCC	1,299,980
	Lombard Public Facilities Corporation, Illinois, Second Tier Conference Center and Hotel Revenue Bonds, Series 2005B:
285	5.250%, 1/01/25	1/16 at 100.00	CCC	149,061
175	5.250%, 1/01/36	1/16 at 100.00	CCC	89,759
800	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds, Series 2010, 6.000%, 6/01/28	6/21 at 100.00	A–	951,400
	Southwestern Illinois Development Authority, Illinois, Saint Clair County Comprehensive Mental Health Center, Series 2007:
1,025	6.200%, 6/01/17	No Opt. Call	N/R	1,081,549
3,020	6.625%, 6/01/37	6/17 at 103.00	N/R	3,102,023
975	Southwestern Illinois Development Authority, Local Government Program Revenue Bonds, Granite City Project, Series 2009B, 7.750%, 3/01/22	3/14 at 100.00	N/R	997,493
750	Springfield, Sangamon County, Illinois, Special Service Area, Legacy Pointe, Special Assessment Bonds, Series 2009, 7.875%, 3/01/32	3/17 at 102.00	N/R	811,583
28,050	Total Illinois			29,265,409
	Indiana – 3.6% (3.2% of Total Investments)
4,100	Delaware County Hospital Authority, Indiana, Hospital Revenue Bonds, Cardinal Health System, Series 2006, 5.125%, 8/01/29	8/16 at 100.00	Baa2	4,349,649
1,250	Indiana Bond Bank, Special Program Gas Revenue Bonds, JP Morgan Ventures Energy Corporation Guaranteed, Tender Option Bond Trust 2882, 17.744%, 4/15/17 (IF)	No Opt. Call	A	2,167,550
	Vigo County Hospital Authority, Indiana, Revenue Bonds, Union Hospital, Series 2007:
250	5.700%, 9/01/37	9/17 at 100.00	N/R	258,910
1,800	5.800%, 9/01/47	9/17 at 100.00	N/R	1,865,862
7,400	Total Indiana			8,641,971

Nuveen Investments	95

Nuveen Municipal High Income Opportunity Fund 2 (continued)
NMD	Portfolio of Investments
October 31, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Kentucky – 0.3% (0.2% of Total Investments)
$500	Kentucky Economic Development Finance Authority, Hospital Facilities Revenue Bonds, Owensboro Medical Health System, Series 2010A, 6.000%, 6/01/30	6/20 at 100.00	BBB+	$590,820
	Louisiana – 3.3% (2.9% of Total Investments)
1,000	Louisiana Public Facilities Authority, Revenue Bonds, Lake Charles Charter Academy Foundation Project, Series 2011A, 7.750%, 12/15/31	12/21 at 100.00	N/R	1,064,380
500	Louisiana Local Government Environment Facilities and Community Development Authority, Revenue Bonds, Westlake Chemical Corporation Projects, Series 2010A-1, 6.500%, 11/01/35	11/20 at 100.00	BBB–	584,860
3,500	Louisiana Local Government Environmental Facilities & Community Development Authority, Revenue Bonds, Westlake Chemical Corporation Project, Series 2007, 6.750%, 11/01/32	11/17 at 100.00	BBB–	3,945,795
4,000	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Southgate Suites Hotel LLC Project, Series 2007A, 6.750%, 12/15/37 (7)	12/17 at 100.00	N/R	1,826,400
555	Tobacco Settlement Financing Corporation, Louisiana, Tobacco Settlement Asset-Backed Bonds, Series 2001B, 5.875%, 5/15/39	11/12 at 100.00	A–	568,864
9,555	Total Louisiana			7,990,299
	Maryland – 0.5% (0.4% of Total Investments)
375	Baltimore, Maryland, Senior Lien Convention Center Hotel Revenue Bonds, Series 2006A, 5.250%, 9/01/39 – SYNCORA GTY Insured	9/16 at 100.00	BB+	380,490
1,000	Maryland Economic Development Corporation, Revenue Bonds, Chesapeake Bay Hyatt Conference Center, Series 2006A, 5.000%, 12/01/31	12/16 at 100.00	N/R	690,940
1,375	Total Maryland			1,071,430
	Massachusetts – 0.0% (0.0% of Total Investments)
90	Boston Industrial Development Financing Authority, Massachusetts, Senior Revenue Bonds, Crosstown Center Project, Series 2002, 6.500%, 9/01/35 (Alternative Minimum Tax)	3/13 at 102.00	Caa3	70,948
	Michigan – 1.3% (1.2% of Total Investments)
1,750	Michigan Public Educational Facilities Authority, Charter School Revenue Bonds, American Montessori Academy, Series 2007, 6.500%, 12/01/37	12/17 at 100.00	N/R	1,760,378
960	Michigan Public Educational Facilities Authority, Limited Obligation Revenue Bonds, David Ellis Academy-West Charter School Project, Series 2007, 5.875%, 6/01/37	6/17 at 100.00	N/R	965,107
500	Summit Academy North, Michigan, Revenue Bonds, Public School Academy Series 2005, 5.500%, 11/01/35	11/15 at 100.00	BB	476,815
3,210	Total Michigan			3,202,300
	Minnesota – 1.3% (1.2% of Total Investments)
3,000	St. Paul Housing and Redevelopment Authority, Minnesota, Revenue Bonds, Healtheast Inc., Series 2005, 6.000%, 11/15/35	11/15 at 100.00	BBB–	3,151,620
	Mississippi – 0.1% (0.1% of Total Investments)
975	Mississippi Business Finance Corporation, Gulf Opportunity Zone Revenue Bonds, Roberts Hotel of Jackson, LLC Project, Series 2010, 8.500%, 2/01/30 (7)	2/21 at 102.00	N/R	195,283
	Missouri – 2.5% (2.2% of Total Investments)
1,000	Hanley Road Corridor Transportation Development District, Brentwood and Maplewood, Missouri, Transportation Sales Revenue Bonds, Refunding Series 2009A, 5.875%, 10/01/36	10/19 at 100.00	A–	1,115,480
1,000	Missouri Development Finance Board. Infrastructure Facilities Revenue Bonds, City of Independence, Missouri – Events Center Project, Series 2009F, 6.250%, 4/01/38 (Pre-refunded 4/01/14)	4/14 at 100.00	A– (13)	1,083,230
1,100	Saint Louis Industrial Development Authority, Missouri, Confluence Academy Project, Series 2007A, 5.350%, 6/15/32	6/15 at 103.00	N/R	1,047,321
1,000	Saint Louis Land Clearance for Redevelopment Authority, Missouri, Tax-Exempt Recovery Zone Facilities Improvement, Special Revenue Bonds, Kiel Opera House Project, Series 2010B, 7.000%, 9/01/35	9/20 at 100.00	N/R	1,045,840
1,868	Saint Louis, Missouri, Tax Increment Financing Revenue Bonds, Fashion Square Redevelopment Project, Series 2008A, 6.300%, 8/22/26	3/13 at 100.00	N/R	1,781,754
5,968	Total Missouri			6,073,625

96	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Nevada – 2.2% (2.0% of Total Investments)
$2,500	Clark County, Nevada, General Obligation Bank Bonds, Southern Nevada Water Authority Loan, Tender Option Bond Trust Series 2010-11836, 17.615%, 6/01/16 (IF)	No Opt. Call	AA+	$3,899,600
28	Nevada State Las Vegas Monorail Company, Series 2012A, 5.500%, 7/15/19 (5), (6)	No Opt. Call	N/R	19,968
8	Nevada State Las Vegas Monorail Company, Series 2012B, 3.000%, 6/30/55 (5), (6)	No Opt. Call	N/R	3,448
	Sparks Tourism Improvement District 1, Legends at Sparks Marina, Nevada, Senior Sales Tax Revenue Bonds Series 2008A:
895	6.500%, 6/15/20	6/18 at 100.00	B2	933,324
500	6.750%, 6/15/28	6/18 at 100.00	B2	515,705
3,931	Total Nevada			5,372,045
	New Jersey – 3.2% (2.8% of Total Investments)
1,050	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 1999, 5.250%, 9/15/29 (Alternative Minimum Tax)	8/22 at 100.00	B	1,078,676
1,000	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 2000, 7.000%, 11/15/30 (Alternative Minimum Tax)	11/12 at 100.00	B	1,003,750
3,200	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Series 2007, 5.750%, 7/01/37	7/18 at 100.00	BBB–	3,405,312
1,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Joseph’s Healthcare System Obligated Group Issue, Series 2008, 6.000%, 7/01/18	No Opt. Call	BBB–	1,169,700
1,000	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A, 4.500%, 6/01/23	6/17 at 100.00	B1	978,540
7,250	Total New Jersey			7,635,978
	New Mexico – 0.6% (0.6% of Total Investments)
475	Montecito Estates Public Improvement District, New Mexico, Special Levee Revenue Bonds, Series 2007, 7.000%, 10/01/37	10/17 at 100.00	N/R	490,457
965	New Mexico Hospital Equipment Loan Council, First Mortgage Revenue Bonds, La Vida LLena Project, Series 2010A, 5.875%, 7/01/30	7/20 at 100.00	BBB	1,049,843
1,440	Total New Mexico			1,540,300
	New York – 2.8% (2.5% of Total Investments)
	New York City Industrial Development Agency, New York, American Airlines-JFK International Airport Special Facility Revenue Bonds, Series 2005:
1,000	7.500%, 8/01/16 (Alternative Minimum Tax)	No Opt. Call	N/R	1,051,110
1,000	7.625%, 8/01/25 (Alternative Minimum Tax)	8/16 at 101.00	N/R	1,056,150
1,000	8.000%, 8/01/28	8/16 at 101.00	N/R	1,056,140
	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Bronx Parking Development Company, LLC Project, Series 2007:
500	5.750%, 10/01/37	10/17 at 100.00	N/R	225,905
2,000	5.875%, 10/01/46	10/17 at 102.00	N/R	903,500
1,030	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Special Needs Facilities Pooled Program, Series 2008A-1, 5.800%, 7/01/23	7/16 at 101.00	N/R	1,012,727
	New York Liberty Development Corporation, Second Priority Liberty Revenue Refunding Bonds, Bank of America Tower at One Bryant Park Project, Tender Option Bond Trust PT4704:
250	17.865%, 1/15/44 (IF) (4)	1/20 at 100.00	AA+	358,360
625	17.865%, 1/15/44 (IF) (4)	1/20 at 100.00	AA+	895,900
265	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010, 6.000%, 12/01/42	12/20 at 100.00	BBB–	310,063
7,670	Total New York			6,869,855
	North Carolina – 1.7% (1.6% of Total Investments)
1,970	Albemarle Hospital Authority, North Carolina, Health Care Facilities Revenue Bonds, Series 2007, 5.250%, 10/01/38	10/17 at 100.00	N/R	1,998,861
	North Carolina Capital Facilities Financing Agency, Educational Facilities Revenue Bond, Meredith College, Series 2008A:
1,000	6.000%, 6/01/31	6/18 at 100.00	BBB	1,120,650
1,000	6.125%, 6/01/35	6/18 at 100.00	BBB	1,117,270
3,970	Total North Carolina			4,236,781

Nuveen Investments	97

Nuveen Municipal High Income Opportunity Fund 2 (continued)
NMD	Portfolio of Investments
October 31, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Ohio – 1.8% (1.6% of Total Investments)
$500	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2, 5.750%, 6/01/34	6/17 at 100.00	BB	$423,070
1,700	Lorain County Port Authority, Ohio, Recovery Zone Facility Economic Development Revenue Bonds, United State Steel Corporation Project, Series 2010, 6.750%, 12/01/40	12/20 at 100.00	BB	1,853,272
1,250	Ohio State, Hospital Facility Revenue Refunding Bonds, Cleveland Clinic Health System Obligated Group, Tender Option Bond Trust 3551, 19.942%, 1/01/17 (IF)	No Opt. Call	Aa2	1,908,150
2,000	Western Reserve Port Authority, Ohio, Solid Waste Facility Revenue Bonds, Central Waste Inc., Series 2007A, 6.350%, 7/01/27 (Alternative Minimum Tax) (7)	7/17 at 102.00	N/R	280,460
5,450	Total Ohio			4,464,952
	Oklahoma – 1.3% (1.2% of Total Investments)
1,000	Fort Sill Apache Tribe of Oklahoma Economic Development Authority, Gaming Enterprise Revenue Bonds, Fort Sill Apache Casino, Series 2011A, 8.500%, 8/25/26	8/21 at 100.00	N/R	1,105,950
1,000	Tulsa Municipal Airport Trust, Oklahoma, Revenue Bonds, American Airlines Inc., Series 1995, 6.250%, 6/01/20	12/12 at 100.00	N/R	1,002,530
1,000	Tulsa Municipal Airport Trust, Oklahoma, Revenue Refunding Bonds, American Airlines Inc., Series 2000A, 7.750%, 6/01/35 (Mandatory put 12/01/14)	No Opt. Call	N/R	1,080,340
3,000	Total Oklahoma			3,188,820
	Pennsylvania – 2.8% (2.5% of Total Investments)
500	Allegheny Country Industrial Development Authority, Pennsylvania, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Refunding Series 2009, 6.750%, 11/01/24	11/19 at 100.00	BB	537,110
	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, West Penn Allegheny Health System, Series 2007A:
500	5.000%, 11/15/28	11/17 at 100.00	B–	355,200
1,000	5.375%, 11/15/40	11/17 at 100.00	B–	710,930
1,010	Chester County Industrial Development Authority, Pennsylvania, Avon Grove Charter School Revenue Bonds, Series 2007A, 6.375%, 12/15/37	12/17 at 100.00	BBB–	1,061,076
185	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage Revenue Bonds, New Regional Medical Center Project, Tender Option Bond Trust 62B, 19.558%, 8/01/38 (IF) (4)	8/20 at 100.00	AA	297,680
2,115	Pennsylvania Economic Development Finance Authority, Solid Waste Disposal Revenue Bonds (USG Corporation Project) Series 1999, 6.000%, 6/01/31 (Alternative Minimum Tax)	12/12 at 100.00	B–	2,113,689
1,000	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Tender Option Bond Trust 4657, 15.852%, 10/01/29 (IF) (4)	4/19 at 100.00	AA+	1,313,720
395	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Health System Revenue Bonds, Jefferson Health System, Series 2010B, 5.000%, 5/15/40 (4)	5/20 at 100.00	AA	432,999
6,705	Total Pennsylvania			6,822,404
	Puerto Rico – 0.0% (0.0% of Total Investments)
20	Puerto Rico Ports Authority, Special Facilities Revenue Bonds, American Airlines Inc., Series 1996A, 6.250%, 6/01/26 (Alternative Minimum Tax) (7)	12/12 at 100.00	N/R	12,943
	Rhode Island – 0.2% (0.2% of Total Investments)
500	Rhode Island Health & Educational Building Corporation, Health Facilities Revenue Bonds, Tockwotton Home, Series 2011, 8.375%, 1/01/46	1/21 at 100.00	N/R	589,525
	South Carolina – 1.0% (0.9% of Total Investments)
3,477	Lancaster County, South Carolina, Special Assessment Bonds, Edgewater II Improvement District, Series 2007B, 7.700%, 11/01/17 (7)	No Opt. Call	N/R	1,743,750
625	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, Palmetto Health, Refunding Series 2011A, 6.500%, 8/01/39 – AGM Insured	8/21 at 100.00	AA–	770,800
4,102	Total South Carolina			2,514,550

98	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tennessee – 1.1% (1.0% of Total Investments)
$500	Johnson City Health and Educational Facilities Board, Tennessee, Hospital Revenue Bonds, Mountain States Health Alliance, Refunding Series 2010A, 6.500%, 7/01/38	7/20 at 100.00	BBB+	$600,255
	Sumner County Health, Educational, and Housing Facilities Board, Tennessee, Revenue Refunding Bonds, Sumner Regional Health System Inc., Series 2007:
1,500	5.500%, 11/01/37 (7)	11/17 at 100.00	N/R	30,135
1,000	5.500%, 11/01/46 (7)	11/17 at 100.00	N/R	20,090
1,824	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006B, 5.625%, 9/01/26	No Opt. Call	BBB	1,966,837
4,824	Total Tennessee			2,617,317
	Texas – 7.1% (6.3% of Total Investments)
1,000	Alliance Airport Authority, Texas, Special Facilities Revenue Bonds, American Airlines Inc., Series 2007, 5.750%, 12/01/29 (Alternative Minimum Tax) (7)	11/12 at 100.00	N/R	647,450
500	Brazos River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Energy Company LLC, Series 2003A, 6.750%, 4/01/38 (Mandatory put 4/01/13) (Alternative Minimum Tax)	No Opt. Call	CC	437,100
250	Central Texas Regional Mobility Authority, Senior Lien Revenue Bonds, Series 2011, 6.000%, 1/01/41	1/21 at 100.00	BBB–	292,308
2,100	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Tejano Center for Community Concerns, Inc.-Raul Yzaguirre School for Success, Refunding Series 2009A, 8.750%, 2/15/28	2/18 at 100.00	BBB–	2,494,485
10	Dallas-Ft. Worth International Airport Facility Improvement Corporation, Texas, Revenue Bonds, American Airlines Inc., Series 1999, 6.375%, 5/01/35 (Alternative Minimum Tax) (7)	5/13 at 100.00	N/R	4,615
2,910	Danbury Higher Education Authority Inc., Texas, Golden Rule Charter School Revenue Bonds, Series 2008A, 6.500%, 8/15/38	2/18 at 100.00	BB+	3,003,993
965	Hidalgo Willacy Housing Finance Corporation, Texas, Multifamily Housing Revenue Bonds, Heritage Square Apartments Project, Series 2003A, 7.000%, 1/01/39	1/14 at 102.00	N/R	990,119
1,000	Jefferson County Industrial Development Corporation, Texas, Hurricane Ike Disaster Area Revenue Bonds, Port of Beaumont Petroleum Transload Terminal, LLC Project, Series 2012, 8.250%, 7/01/32	7/22 at 100.00	N/R	958,680
1,330	La Vernia Higher Education Financing Corporation, Texas, Education Revenue Bonds, Amigos Por Vida Friends For Life Public Charter School, Series 2008, 6.375%, 2/15/37	2/16 at 100.00	N/R	1,365,445
335	North Texas Tollway Authority, Second Tier System Revenue Refunding Bonds, Series 2008F, 5.750%, 1/01/38	1/18 at 100.00	A3	369,743
2,000	Sabine River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Energy Company LLC Project, Series 2003B, 6.150%, 8/01/22	8/13 at 101.00	CC	225,480
250	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds, Senior Lien Series 2008D, 6.250%, 12/15/26	No Opt. Call	A–	316,873
1,000	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, NTE Mobility Partners LLC North Tarrant Express Managed Lanes Project, Series 2009, 6.875%, 12/31/39	12/19 at 100.00	Baa2	1,215,770
1,000	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, LBJ Infrastructure Group LLC IH-635 Managed Lanes Project, Series 2010, 7.000%, 6/30/34	6/20 at 100.00	Baa3	1,248,760
955	Texas Public Finance Authority Charter School Finance Corporation, Charter School Revenue Bonds, School of Excellence Education Project, Series 2004A, 7.000%, 12/01/34	12/14 at 100.00	BB+	980,317
2,000	Texas Turnpike Authority, Central Texas Turnpike System Revenue Bonds, First Tier Series 2002A, 5.750%, 8/15/38 – AMBAC Insured	11/12 at 100.00	A–	2,015,680
550	Travis County Health Facilities Development Corporation, Texas, Revenue Bonds, Westminster Manor, Series 2010, 7.000%, 11/01/30	11/20 at 100.00	BB+	653,725
18,155	Total Texas			17,220,543
	Utah – 3.2% (2.8% of Total Investments)
	Utah State Charter School Finance Authority, Charter School Revenue Bonds, Noah Webster Academy, Series 2008A:
480	6.250%, 6/15/28	6/17 at 100.00	N/R	487,445
1,430	6.500%, 6/15/38	6/17 at 100.00	N/R	1,450,320

Nuveen Investments	99

Nuveen Municipal High Income Opportunity Fund 2 (continued)
NMD	Portfolio of Investments
October 31, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utah (continued)
$5,550	Utah State Charter School Finance Authority, Revenue Bonds, Summit Academy Project, Series 2007A, 5.800%, 6/15/38	12/17 at 100.00	BBB–	$5,720,330
7,460	Total Utah			7,658,095
	Virginia – 1.4% (1.2% of Total Investments)
3,000	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset Backed Bonds, Series 2007B1, 5.000%, 6/01/47	6/17 at 100.00	B2	2,313,300
1,000	Virginia Small Business Financing Authority, Revenue Bonds Hampton Roads Proton Beam Therapy Institute at Hampton University, LLC Project, Series 2009, 9.000%, 7/01/39	7/14 at 102.00	N/R	1,079,160
4,000	Total Virginia			3,392,460
	Washington – 6.0% (5.3% of Total Investments)
2,415	FYI Properties, Washington, Lease Revenue Bonds, Washington State Department of Information Services Project, Tender Option Bond Trust 2009-14A&B, 19.917%, 6/01/34 (IF) (4)	6/19 at 100.00	AA	3,745,665
3,600	Kalispel Indian Tribe, Washington, Priority Distribution Bonds, Series 2008, 6.750%, 1/01/38	1/18 at 100.00	N/R	3,518,676
7,000	Washington State Health Care Facilities Authority, Revenue Bonds, Northwest Hospital and Medical Center of Seattle, Series 2007, 5.700%, 12/01/32	12/17 at 100.00	N/R	7,191,940
15	Washington State Health Care Facilities Authority, Revenue Bonds, Virginia Mason Medical Center, Series 2007B, 5.750%, 8/15/37 – ACA Insured	8/17 at 100.00	BBB	16,272
13,030	Total Washington			14,472,553
	West Virginia – 0.2% (0.2% of Total Investments)
400	Ohio County Commission, West Virginia, Special District Excise Tax Revenue Bonds, Fort Henry Economic Development, Series 2006B, 5.625%, 3/01/36	3/16 at 100.00	BBB	420,648
	Wisconsin – 2.2% (2.0% of Total Investments)
30	Green Bay Redevelopment Authority, Wisconsin, Industrial Development Revenue Bonds, Fort James Project, Series 1999, 5.600%, 5/01/19 (Alternative Minimum Tax)	No Opt. Call	N/R	34,249
1,000	Lac Courte Oreilles Band of Lake Superior Chippewa Indians, Wisconsin, Revenue Bonds, Series 2006, 7.000%, 12/01/26	12/18 at 102.00	N/R	961,826
1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Froedtert Community Health, Inc. Obligated Group, Tender Option Bond Trust 3592, 18.841%, 4/01/17 (IF) (4)	No Opt. Call	AA–	1,453,759
1,500	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Healthcare System, Series 2006, Trust 2187, 14.181%, 8/15/34 (IF)	8/16 at 100.00	A–	1,859,399
1,000	Wisconsin Public Finance Authority, Revenue Bonds, SearStone Retirement Community of Cary North Carolina, Series 2012A, 8.625%, 6/01/47	6/22 at 100.00	N/R	1,058,999
4,530	Total Wisconsin			5,368,232
$270,928	Total Municipal Bonds (cost $245,753,500)			271,463,893

Shares	Description (1)	Value
	Promissory Note – 0.0% (0.0% of Total Investments)
217,841	Confluence Energy, LLC (5), (6), (8)	$76,244
	Total Promissory Note (cost $76,244)	76,244
	Total Investments (cost $245,829,744) – 111.9%	271,540,137
	Borrowings – (14.4)% (9), (10)	(35,000,000)
	Other Assets Less Liabilities – 2.5% (11)	6,095,604
	Net Assets Applicable to Common Shares – 100%	$242,635,741

100	Nuveen Investments

Investments in Derivatives at October 31, 2012:

Swaps outstanding:

		Fund				Fixed Rate			Unrealized
	Notional	Pay/Receive	Floating Rate	Fixed Rate		Payment	Effective	Termination	Appreciation
Counterparty	Amount	Floating Rate	Index	(Annualized	)	Frequency	Date (12)	Date	(Depreciation) (11)
Barclays Bank PLC	$35,000,000	Receive	1-Month USD-LIBOR	1.333%		Monthly	4/25/11	4/25/14	$(568,327)
Morgan Stanley	7,000,000	Receive	3-Month USD-LIBOR	2.788		Semi-Annually	1/16/13	1/16/41	(270,967)
									$(839,294)

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives and/or inverse floating rate transactions.
(5)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees.
(6)
For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

(7)
At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing security, in the case of a bond, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(8)
Promissory Note entered into as part of the acquisition of competing creditor interests and claims in connection with the restructuring of Colorado State Housing and Finance Authority Revenue – Confluence Energy LLC Revenue Bonds, 6.20% coupon, maturity 4/1/2016, and the recapitalization of the bonds’ issuer.

(9)	Borrowings as a percentage of Total Investments is 12.9%.
(10)	The Fund segregates 100% of its eligible investments in the Portfolio of Investments as collateral for Borrowings. See Footnote 8 – Borrowing Arrangements for more information.
(11)	Other Assets Less Liabilities include the Unrealized Appreciation (Depreciation) of derivative instruments as noted within Investments in Derivatives at October 31, 2012.
(12)	Effective date represents the date on which both the Fund and Counterparty commence interest payment accruals on each swap contract.
(13)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

N/R	Not rated.
(IF)	Inverse floating rate investment.
USD-LIBOR	United States Dollar-London Inter-Bank Offered Rate.

See accompanying notes to financial statements.

Nuveen Investments	101

Statement of
Assets & Liabilities
October 31, 2012

	Investment		Select		Quality
	Quality		Quality		Income
	(NQM	)	(NQS	)	(NQU	)
Assets
Investments, at value (cost $779,894,462, $724,766,760 and $1,179,281,077, respectively)	$873,348,311		$788,167,648		$1,298,461,585
Cash	773,284		17,220,640		4,341,624
Receivables:
Interest	12,494,210		9,783,465		16,779,769
Investments sold	2,028,361		5,155,909		8,270,737
Shares sold through shelf offering	—		310,168		—
Deferred offering costs	1,122,217		1,455,336		679,744
Other assets	649,435		749,791		558,236
Total assets	890,415,818		822,842,957		1,329,091,695
Liabilities
Cash overdraft	—		—		—
Borrowings	—		—		—
Floating rate obligations	76,992,000		4,650,000		57,830,000
Unrealized depreciation on swaps	—		—		—
Payables:
Common share dividends	2,719,479		2,521,339		3,689,420
Investments purchased	1,575,165		4,747,055		—
Variable Rate Demand Preferred (VRDP) Shares, at liquidation value	211,800,000		252,500,000		388,400,000
Accrued expenses:
Interest on borrowings	—		—		—
Management fees	451,227		419,478		660,156
Directors/Trustees fees	99,430		92,630		147,476
Shelf offering costs	—		38,238		—
Other	94,749		228,656		294,198
Total liabilities	293,732,050		265,197,396		451,021,250
Net assets applicable to Common shares	$596,683,768		$557,645,561		$878,070,445
Common shares outstanding	35,942,603		34,983,829		54,379,091
Net asset value per Common share outstanding (net assets applicable to Common shares, divided by Common shares outstanding)	$16.60		$15.94		$16.15
Net assets applicable to Common shares consist of:
Common shares, $.01 par value per share	$359,426		$349,838		$543,791
Paid-in surplus	501,279,958		488,583,684		757,444,070
Undistributed (Over-distribution of) net investment income	7,502,756		3,933,646		8,833,096
Accumulated net realized gain (loss)	(5,912,221)		1,377,505		(7,931,020)
Net unrealized appreciation (depreciation)	93,453,849		63,400,888		119,180,508
Net assets applicable to Common shares	$596,683,768		$557,645,561		$878,070,445
Authorized shares:
Common	200,000,000		200,000,000		200,000,000
Preferred	1,000,000		1,000,000		1,000,000

See accompanying notes to financial statements.

102	Nuveen Investments

	Premier		High Income		High Income
	Income		Opportunity		Opportunity 2
	(NPF	)	(NMZ	)	(NMD	)
Assets
Investments, at value (cost $430,426,733, $414,387,757 and $245,829,744, respectively)	$471,546,869		$456,588,980		$271,540,137
Cash	—		224,062		127,632
Receivables:
Interest	6,503,066		10,757,632		6,491,018
Investments sold	8,836,127		409,579		1,860,594
Shares sold through shelf offering	—		420,042		15,663
Deferred offering costs	730,401		76,686		41,645
Other assets	387,916		49,398		3,030
Total assets	488,004,379		468,526,379		280,079,719
Liabilities
Cash overdraft	3,553,851		—		—
Borrowings	—		50,000,000		35,000,000
Floating rate obligations	42,295,000		12,320,000		—
Unrealized depreciation on swaps	—		872,297		839,294
Payables:
Common share dividends	1,332,770		2,104,979		1,166,322
Investments purchased	1,422,589		—		—
Variable Rate Demand Preferred (VRDP) Shares, at liquidation value	127,700,000		—		—
Accrued expenses:
Interest on borrowings	—		42,194		35,994
Management fees	243,996		337,599		217,086
Directors/Trustees fees	52,952		40,450		2,008
Shelf offering costs	—		63,309		39,861
Other	124,381		172,604		143,413
Total liabilities	176,725,539		65,953,432		37,443,978
Net assets applicable to Common shares	$311,278,840		$402,572,947		$242,635,741
Common shares outstanding	19,888,518		29,931,013		18,588,534
Net asset value per Common share outstanding (net assets applicable to Common shares, divided by Common shares outstanding)	$15.65		$13.45		$13.05
Net assets applicable to Common shares consist of:
Common shares, $.01 par value per share	$198,885		$299,310		$185,885
Paid-in surplus	276,657,192		410,710,451		258,265,621
Undistributed (Over-distribution of) net investment income	3,372,862		841,407		843,673
Accumulated net realized gain (loss)	(10,070,235)		(50,607,147)		(41,530,537)
Net unrealized appreciation (depreciation)	41,120,136		41,328,926		24,871,099
Net assets applicable to Common shares	$311,278,840		$402,572,947		$242,635,741
Authorized shares:
Common	200,000,000		Unlimited		Unlimited
Preferred	1,000,000		Unlimited		Unlimited

See accompanying notes to financial statements.

Nuveen Investments	103

Statement of
Operations
Year Ended October 31, 2012

	Investment	Select	Quality
	Quality	Quality	Income
	(NQM )	(NQS )	(NQU )
Investment Income	$42,980,235	$39,459,855	$62,254,109
Expenses
Management fees	5,236,109	4,831,729	7,652,174
Dividend disbursing agent fees	1,249	17,966	—
Shareholder servicing agent fees and expenses	36,686	32,768	53,027
Interest expense and amortization of offering costs	1,329,769	1,152,072	1,460,357
Liquidity fees	2,193,137	2,614,575	5,027,231
Remarketing fees	215,330	256,708	388,577
Custodian’s fees and expenses	126,114	116,547	180,843
Directors/Trustees fees and expenses	23,932	21,563	33,957
Professional fees	76,469	87,441	78,640
Shareholder reporting expenses	140,367	147,248	222,693
Stock exchange listing fees	11,448	11,509	17,501
Investor relations expense	68,124	67,722	108,831
Other expenses	53,365	50,107	65,169
Total expenses before custodian fee credit, expense reimbursement and legal fee refund	9,512,099	9,407,955	15,289,000
Custodian fee credit	(2,058)	(8,213)	(9,896)
Expense reimbursement	—	—	—
Legal fee refund	(79,282)	(20,531)	(33,822)
Net expenses	9,430,759	9,379,211	15,245,282
Net investment income (loss)	33,549,476	30,080,644	47,008,827
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(4,760,555)	1,416,448	1,243,079
Swaps	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	67,203,604	61,772,527	101,376,981
Swaps	—	—	—
Net realized and unrealized gain (loss)	62,443,049	63,188,975	102,620,060
Net increase (decrease) in net assets applicable to Common shares from operations	$95,992,525	$93,269,619	$149,628,887

See accompanying notes to financial statements.

104	Nuveen Investments

	Premier		High Income	High Income
	Income		Opportunity	Opportunity 2
	(NPF	)	(NMZ )	(NMD )
Investment Income	$21,876,822		$31,593,713	$19,214,304
Expenses
Management fees	2,851,329		3,640,542	2,423,580
Dividend disbursing agent fees	30,459		35,014	—
Shareholder servicing agent fees and expenses	19,962		2,506	946
Interest expense and amortization of offering costs	780,865		772,327	473,046
Liquidity fees	1,322,302		—	—
Remarketing fees	129,828		—	—
Custodian’s fees and expenses	72,767		82,720	55,870
Directors/Trustees fees and expenses	12,006		11,522	7,172
Professional fees	45,858		405,617	191,408
Shareholder reporting expenses	89,503		125,809	57,321
Stock exchange listing fees	8,534		3,676	8,534
Investor relations expense	37,861		40,985	24,451
Other expenses	41,349		8,790	12,457
Total expenses before custodian fee credit, expense reimbursement and legal fee refund	5,442,623		5,129,508	3,254,785
Custodian fee credit	(2,188)		(1,284)	(521)
Expense reimbursement	—		(30,160)	—
Legal fee refund	—		—	(12,635)
Net expenses	5,440,435		5,098,064	3,241,629
Net investment income (loss)	16,436,387		26,495,649	15,972,675
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	5,015,230		361,907	(1,887,754)
Swaps	—		(2,080,029)	(2,065,021)
Change in net unrealized appreciation (depreciation) of:
Investments	20,591,959		52,047,718	35,003,848
Swaps	—		1,252,364	1,153,632
Net realized and unrealized gain (loss)	25,607,189		51,581,960	32,204,705
Net increase (decrease) in net assets applicable to Common shares from operations	$42,043,576		$78,077,609	$48,177,380

See accompanying notes to financial statements.

Nuveen Investments	105

Statement of
Changes in Net Assets

	Investment Quality (NQM)		Select Quality (NQS)
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	10/31/12	10/31/11	10/31/12	10/31/11
Operations
Net investment income (loss)	$33,549,476	$35,922,227	$30,080,644	$35,552,096
Net realized gain (loss) from:
Investments	(4,760,555)	714,102	1,416,448	3,535,741
Futures contracts	—	—	—	—
Swaps	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	67,203,604	(8,504,182)	61,772,527	(17,285,740)
Futures contracts	—	—	—	—
Swaps	—	—	—	—
Distributions to Auction Rate Preferred Shareholders:
From net investment income	—	(492,570)	—	(547,198)
From accumulated net realized gains	—	—	—	(50,852)
Net increase (decrease) in net assets applicable to Common shares from operations	95,992,525	27,639,577	93,269,619	21,204,047
Distributions to Common Shareholders
From net investment income	(36,190,420)	(34,702,658)	(34,519,513)	(35,622,035)
From accumulated net realized gains	—	—	(2,608,829)	(2,776,673)
Decrease in net assets applicable to Common shares from distributions to Common shareholders	(36,190,420)	(34,702,658)	(37,128,342)	(38,398,708)
Capital Share Transactions
Common shares:
Proceeds from shelf offering, net of offering costs	—	—	7,814,053	—
Net proceeds issued to shareholders due to reinvestment of distributions	1,362,654	—	2,237,721	2,410,413
Net increase (decrease) in net assets applicable to Common shares from capital share transactions	1,362,654	—	10,051,774	2,410,413
Net increase (decrease) in net assets applicable to Common shares	61,164,759	(7,063,081)	66,193,051	(14,784,248)
Net assets applicable to Common shares at the beginning of period	535,519,009	542,582,090	491,452,510	506,236,758
Net assets applicable to Common shares at the end of period	$596,683,768	$535,519,009	$557,645,561	$491,452,510
Undistributed (Over-distribution of) net investment income at the end of period	$7,502,756	$10,158,715	$3,933,646	$8,393,478

See accompanying notes to financial statements.

106	Nuveen Investments

	Quality Income (NQU)		Premier Income (NPF)
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	10/31/12	10/31/11	10/31/12	10/31/11
Operations
Net investment income (loss)	$47,008,827	$50,843,479	$16,436,387	$18,663,756
Net realized gain (loss) from:
Investments	1,243,079	3,765,383	5,015,230	(307,094)
Futures contracts	—	—	—	—
Swaps	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	101,376,981	(27,770,509)	20,591,959	(5,239,224)
Futures contracts	—	—	—	—
Swaps	—	—	—	—
Distributions to Auction Rate Preferred Shareholders:
From net investment income	—	(361,048)	—	(291,522)
From accumulated net realized gains	—	—	—	—
Net increase (decrease) in net assets applicable to Common shares from operations	149,628,887	26,477,305	42,043,576	12,825,916
Distributions to Common Shareholders
From net investment income	(50,996,899)	(51,519,713)	(18,237,773)	(17,780,337)
From accumulated net realized gains	(1,821,285)	—	—	—
Decrease in net assets applicable to Common shares from distributions to Common shareholders	(52,818,184)	(51,519,713)	(18,237,773)	(17,780,337)
Capital Share Transactions
Common shares:
Proceeds from shelf offering, net of offering costs	—	—	—	—
Net proceeds issued to shareholders due to reinvestment of distributions	199,101	1,118,232	—	—
Net increase (decrease) in net assets applicable to Common shares from capital share transactions	199,101	1,118,232	—	—
Net increase (decrease) in net assets applicable to Common shares	97,009,804	(23,924,176)	23,805,803	(4,954,421)
Net assets applicable to Common shares at the beginning of period	781,060,641	804,984,817	287,473,037	292,427,458
Net assets applicable to Common shares at the end of period	$878,070,445	$781,060,641	$311,278,840	$287,473,037
Undistributed (Over-distribution of) net investment income at the end of period	$8,833,096	$13,022,879	$3,372,862	$5,169,008

See accompanying notes to financial statements.

Nuveen Investments	107

Statement of
Changes in Net Assets (continued)

	High Income		High Income
	Opportunity (NMZ)		Opportunity 2 (NMD)
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	10/31/12	10/31/11	10/31/12	10/31/11
Operations
Net investment income (loss)	$26,495,649	$26,278,161	$15,972,675	$15,412,305
Net realized gain (loss) from:
Investments	361,907	2,246,427	(1,887,754)	(12,101)
Futures contracts	—	—	—	288,859
Swaps	(2,080,029)	(1,050,533)	(2,065,021)	(1,206,353)
Change in net unrealized appreciation (depreciation) of:
Investments	52,047,718	(13,973,562)	35,003,848	(11,295,422)
Futures contracts	—	—	—	(137,711)
Swaps	1,252,364	(925,269)	1,153,632	(427,646)
Distributions to Auction Rate Preferred Shareholders:
From net investment income	—	(234,848)	—	—
From accumulated net realized gains	—	—	—	—
Net increase (decrease) in net assets applicable to Common shares from operations	78,077,609	12,340,376	48,177,380	2,621,931
Distributions to Common Shareholders
From net investment income	(25,713,528)	(26,440,461)	(14,268,853)	(15,416,043)
From accumulated net realized gains	—	—	—	—
Decrease in net assets applicable to Common shares from distributions to Common shareholders	(25,713,528)	(26,440,461)	(14,268,853)	(15,416,043)
Capital Share Transactions
Common shares:
Proceeds from shelf offering, net of offering costs	26,434,181	12,084,719	8,919,019	4,923,964
Net proceeds issued to shareholders due to reinvestment of distributions	684,427	655,672	383,070	956,366
Net increase (decrease) in net assets applicable to Common shares from capital share transactions	27,118,608	12,740,391	9,302,089	5,880,330
Net increase (decrease) in net assets applicable to Common shares	79,482,689	(1,359,694)	43,210,616	(6,913,782)
Net assets applicable to Common shares at the beginning of period	323,090,258	324,449,952	199,425,125	206,338,907
Net assets applicable to Common shares at the end of period	$402,572,947	$323,090,258	$242,635,741	$199,425,125
Undistributed (Over-distribution of) net investment income at the end of period	$841,407	$647,662	$843,673	$(382,316)

See accompanying notes to financial statements.

108	Nuveen Investments

Statement of
Cash Flows
Year Ended October 31, 2012

	Investment	Select	Quality
	Quality	Quality	Income
	(NQM )	(NQS )	(NQU )
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$95,992,525	$93,269,619	$149,628,887
Adjustments to reconcile the net increase (decrease) in net assets applicable to Common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(61,150,082)	(180,353,013)	(217,065,362)
Proceeds from sales and maturities of investments	66,650,349	188,914,757	232,354,961
Proceed from (Purchase of) short-term investments, net	—	(5,023,250)	(5,023,250)
Proceeds from (Payments for) swap contracts, net	—	—	—
Amortization (Accretion) of premiums and discounts, net	(1,281,949)	(6,338,177)	(8,308,616)
(Increase) Decrease in:
Receivable for interest	186,101	667,576	1,114,590
Receivable for investments sold	(2,018,361)	20,181,461	13,848,847
Receivable for shares sold through shelf offering	—	(310,168)	—
Other assets	(367,502)	(430,565)	3,602
Increase (Decrease) in:
Payable for investments purchased	(868,285)	111,962	(5,764,485)
Accrued interest on borrowings	—	—	—
Accrued management fees	22,468	24,217	34,680
Accrued Directors/Trustees fees	(668)	(2,638)	(4,298)
Accrued other expenses	31,062	64,256	51,443
Net realized (gain) loss from:
Investments	4,760,555	(1,416,448)	(1,243,079)
Swaps	—	—	—
Net unrealized (appreciation) depreciation of:
Investments	(67,203,604)	(61,772,527)	(101,376,981)
Swaps	—	—	—
Taxes paid on undistributed capital gains	(321)	(33,024)	(26,608)
Net cash provided by (used in) operating activities	34,752,288	47,554,038	58,224,331
Cash Flows from Financing Activities:
(Increase) Decrease in deferred offering costs	(50,127)	(265,217)	777,328
Increase (Decrease) in:
Cash overdraft	—	—	—
Floating rate obligations	—	(7,960,000)	(3,580,000)
Accrued offering costs	(291,858)	(209,612)	(1,276,442)
Accrued shelf offering costs	—	38,238	—
Cash distributions paid to Common shareholders	(34,796,595)	(35,024,505)	(52,838,489)
Proceeds from shelf offering, net of offering costs	—	7,814,053	—
Net cash provided by (used in) financing activities	(35,138,580)	(35,607,043)	(56,917,603)
Net Increase (Decrease) in Cash	(386,292)	11,946,995	1,306,728
Cash at the beginning of period	1,159,576	5,273,645	3,034,896
Cash at the End of Period	$773,284	$17,220,640	$4,341,624

Supplemental Disclosure of Cash Flow Information
Non-cash financing activities not included herein consist of reinvestments of Common share distributions as follows:

Investment		Select		Quality
Quality		Quality		Income
(NQM	)	(NQS	)	(NQU	)
$1,362,654		$2,237,721		$199,101

Cash paid for interest (excluding amortization of offering costs) was as follows:

Investment		Select		Quality
Quality		Quality		Income
(NQM	)	(NQS	)	(NQU	)
$1,292,821		$1,110,513		$1,414,724

See accompanying notes to financial statements

Nuveen Investments	109

Statement of
Cash Flows (continued)

	Premier	High Income	High Income
	Income	Opportunity	Opportunity 2
	(NPF )	(NMZ )	(NMD )
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$42,043,576	$78,077,609	$48,177,380
Adjustments to reconcile the net increase (decrease) in net assets applicable to Common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(82,541,700)	(70,410,263)	(28,188,266)
Proceeds from sales and maturities of investments	89,441,385	51,944,719	21,054,627
Proceed from (Purchase of) short-term investments, net	—	—	—
Proceeds from (Payments for) swap contracts, net	—	(2,080,029)	(2,065,021)
Amortization (Accretion) of premiums and discounts, net	(2,958,417)	(644,237)	42,355
(Increase) Decrease in:
Receivable for interest	141,312	(160,968)	(51,025)
Receivable for investments sold	(8,731,127)	287,832	(1,450,594)
Receivable for shares sold through shelf offering	—	(420,042)	(15,663)
Other assets	(211,296)	53,772	(298)
Increase (Decrease) in:
Payable for investments purchased	(1,431,883)	(389,844)	(389,844)
Accrued interest on borrowings	—	(4,816)	5,127
Accrued management fees	8,037	90,514	25,239
Accrued Directors/Trustees fees	(1,611)	(166)	(42)
Accrued other expenses	20,621	(56,040)	(46,009)
Net realized (gain) loss from:
Investments	(5,015,230)	(361,907)	1,887,754
Swaps	—	2,080,029	2,065,021
Net unrealized (appreciation) depreciation of:
Investments	(20,591,959)	(52,047,718)	(35,003,848)
Swaps	—	(1,252,364)	(1,153,632)
Taxes paid on undistributed capital gains	(230)	(841)	(13)
Net cash provided by (used in) operating activities	10,171,478	4,705,240	4,893,248
Cash Flows from Financing Activities:
(Increase) Decrease in deferred offering costs	90,879	(33,039)	22
Increase (Decrease) in:
Cash overdraft	3,553,851	(209,241)	—
Floating rate obligations	(2,475,000)	(5,850,000)	—
Accrued offering costs	(286,215)	—	—
Accrued shelf offering costs	—	63,309	(3,204)
Cash distributions paid to Common shareholders	(18,307,332)	(24,886,388)	(13,830,104)
Proceeds from shelf offering, net of offering costs	—	26,434,181	8,919,019
Net cash provided by (used in) financing activities	(17,423,817)	(4,481,178)	(4,914,267)
Net Increase (Decrease) in Cash	(7,252,339)	224,062	(21,019)
Cash at the beginning of period	7,252,339	—	148,651
Cash at the End of Period	$—	$224,062	$127,632

Supplemental Disclosure of Cash Flow Information
Non-cash financing activities not included herein consist of reinvestments of Common share distributions as follows:

Premier		High Income		High Income
Income		Opportunity		Opportunity 2
(NPF	)	(NMZ	)	(NMD	)
$—		$684,427		$383,070

Cash paid for interest (excluding amortization of offering costs) was as follows:

Premier		High Income		High Income
Income		Opportunity		Opportunity 2
(NPF	)	(NMZ	)	(NMD	)
$753,356		$662,768		$467,919

See accompanying notes to financial statements.

110	Nuveen Investments

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Nuveen Investments	111

Financial
Highlights

Selected data for a Common share outstanding throughout each period:

		Investment Operations						Less Distributions
	Beginning Common Share Net Asset Value	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to Auction Rate Preferred Shareholders (a)	Distributions from Capital Gains to Auction Rate Preferred Shareholders	(a)	Total	Net Investment Income to Common Share- holders	Capital Gains to Common Share- holders	Total	Premium from Common Shares Sold through Shelf Offering	Offering Costs and Auction Rate Preferred Share Under- Writing Discounts		Ending Common Share Net Asset Value	Ending Market Value
Investment Quality (NQM)
Year Ended 10/31:
2012	$14.93	$.93	$1.75	$—	$—		$2.68	$(1.01)	$—	$(1.01)	$—	$—		$16.60	$16.64
2011	15.13	1.00	(.22)	(.01)	—		.77	(.97)	—	(.97)	—	—		14.93	14.57
2010	14.26	1.04	.76	(.02)	—		1.78	(.91)	—	(.91)	—	—		15.13	14.95
2009	12.18	1.02	1.91	(.04)	(.01)		2.88	(.77)	(.03)	(.80)	—	—		14.26	13.13
2008	15.03	1.01	(2.80)	(.29)	—		(2.08)	(.77)	—	(.77)	—	—		12.18	10.64

Select Quality (NQS)
Year Ended 10/31:
2012	14.31	.87	1.83	—	—		2.70	(1.00)	(.08)	(1.08)	.01	—	*	15.94	16.40
2011	14.82	1.03	(.40)	(.02)	—	*	.61	(1.04)	(.08)	(1.12)	—	—		14.31	14.62
2010	14.14	1.12	.61	(.03)	—	*	1.70	(1.00)	(.02)	(1.02)	—	—		14.82	15.35
2009	12.01	1.12	1.92	(.06)	—		2.98	(.85)	—	(.85)	—	—		14.14	13.77
2008	15.05	1.08	(3.02)	(.30)	—		(2.24)	(.80)	—	(.80)	—	—		12.01	10.99

(a)	The amounts shown are based on Common share equivalents.
(b)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

112	Nuveen Investments

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets Applicable to Common Shares(c)(d)

Based on Market Value (b)	Based on Common Share Net Asset Value (b)	Net Assets Applicable to Common Shares (000)	Expenses	(e)	Net Investment Income (Loss)	Portfolio Turnover Rate

21.61%	18.37%	$596,684	1.66%		5.84%	7%
4.45	5.58	535,519	1.50		7.03	12
21.33	12.85	542,582	1.24		7.08	14
31.77	24.35	510,910	1.34		7.66	8
(18.72)	(14.43)	436,370	1.46		7.07	9

20.32	19.50	557,646	1.79		5.71	24
3.35	4.82	491,453	1.53		7.61	13
19.50	12.38	506,237	1.16		7.77	20
34.19	25.67	481,233	1.29		8.66	8
(22.19)	(15.50)	408,541	1.27		7.54	10

(c)
Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders, where applicable; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to Auction Rate Preferred Shares (“ARPS”) and/or VRDP Shares, where applicable.

(d)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank or legal fee refund, where applicable.
(e)
The expense ratios reflect, among other things, all interest expense and other costs related to VRDP Shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, both as described in Footnote 1 – General Information and Significant Accounting Policies, Variable Rate Demand Preferred Shares and Inverse Floating Rate Securities, respectively, as follows:

Investment Quality (NQM)
Year Ended 10/31:
2012	.65%
2011	.40
2010	.12
2009	.17
2008	.26

Select Quality (NQS)
Year Ended 10/31:
2012	.76%
2011	.42
2010	.03
2009	.04
2008	.05

*	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	113

Financial
Highlights (continued)

Selected data for a Common share outstanding throughout each period:

		Investment Operations						Less Distributions
	Beginning Common Share Net Asset Value	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to Auction Rate Preferred Shareholders (a)	Distributions from Capital Gains to Auction Rate Preferred Shareholders	(a)	Total	Net Investment Income to Common Share- holders	Capital Gains to Common Share- holders	Total	Discount from Common Shares Repur- chased and Retired		Ending Common Share Net Asset Value	Ending Market Value
Quality Income (NQU)
Year Ended 10/31:
2012	$14.37	$.86	$1.89	$—	$—		$2.75	$(.94)	$(.03)	$(.97)	$—		$16.15	$15.81
2011	14.83	.93	(.43)	(.01)	—		.49	(.95)	—	(.95)	—		14.37	13.90
2010	14.29	1.04	.45	(.03)	—		1.46	(.92)	—	(.92)	—		14.83	14.79
2009	12.68	1.05	1.42	(.06)	—		2.41	(.80)	—	(.80)	—		14.29	13.26
2008	14.94	1.03	(2.26)	(.30)	—		(1.53)	(.73)	—	(.73)	—		12.68	11.67

Premier Income (NPF)
Year Ended 10/31:
2012	14.45	.83	1.29	—	—		2.12	(.92)	—	(.92)	—		15.65	15.46
2011	14.70	.94	(.29)	(.01)	—		.64	(.89)	—	(.89)	—		14.45	13.91
2010	13.86	.98	.74	(.03)	—		1.69	(.85)	—	(.85)	—		14.70	14.36
2009	11.68	.96	2.00	(.05)	—		2.91	(.73)	—	(.73)	—	*	13.86	12.40
2008	14.79	.94	(3.09)	(.28)	—		(2.43)	(.68)	—	(.68)	—	*	11.68	10.07

(a)	The amounts shown are based on Common share equivalents.
(b)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

114	Nuveen Investments

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets Applicable to Common Shares(c)(d)

Based on Market Value (b)	Based on Common Share Net Asset Value (b)	Ending Net Assets Applicable to Common Shares (000)	Expenses	(e)	Net Investment Income (Loss)	Portfolio Turnover Rate

21.16%	19.63%	$878,070	1.82%		5.58%	17%
.79	3.79	781,061	1.92		6.80	16
18.94	10.56	804,985	1.18		7.16	17
21.10	19.58	774,982	1.28		7.80	8
(9.55)	(10.67)	687,593	1.38		7.15	9

18.11	14.98	311,279	1.80		5.42	18
3.59	4.65	287,473	1.55		6.74	10
23.21	12.65	292,427	1.29		6.80	4
31.11	25.53	275,671	1.43		7.47	7
(19.97)	(17.03)	232,517	1.78		6.74	7

(c)
Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders, where applicable; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to ARPS and/or VRDP Shares, where applicable.

(d)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank or legal fee refund, where applicable.
(e)
The expense ratios reflect, among other things, all interest expense and other costs related to VRDP Shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, both as described in Footnote 1 – General Information and Significant Accounting Policies, Variable Rate Demand Preferred Shares and Inverse Floating Rate Securities, respectively, as follows:

Quality Income (NQU)
Year Ended 10/31:
2012	.82%
2011	.85
2010	.06
2009	.08
2008	.19

Premier Income (NPF)
Year Ended 10/31:
2012	.74%
2011	.44
2010	.12
2009	.22
2008	.55

*	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	115

Financial
Highlights (continued)

Selected data for a Common share outstanding throughout each period:

		Investment Operations						Less Distributions
	Beginning Common Share Net Asset Value	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to Auction Rate Preferred Shareholders (a)	Distributions from Capital Gains to Auction Rate Preferred Shareholders	(a)	Total	Net Investment Income to Common Share- holders	Capital Gains to Common Share- holders	Total	Premium from Common Shares Sold through Shelf Offering	Offering Costs and Auction Rate Preferred Share Under- writing Discounts		Ending Common Share Net Asset Value	Ending Market Value
High Income Opportunity (NMZ)
Year Ended 10/31:
2012	$11.59	$.91	$1.78	$—	$—		$2.69	$(.90)	$—	$(.90)	$.07	$—	*	$13.45	$14.22
2011	12.13	.96	(.57)	(.01)	—		.38	(.96)	—	(.96)	.04	—	*	11.59	11.75
2010	11.18	1.04	.89	(.01)	—		1.92	(1.01)	—	(1.01)	.04	—	*	12.13	12.95
2009	9.63	1.06	1.48	(.04)	—		2.50	(1.04)	—	(1.04)	.09	—	*	11.18	11.92
2008	15.36	1.29	(5.71)	(.23)	(.02)		(4.67)	(.98)	(.09)	(1.07)	.01	—	*	9.63	11.02

High Income Opportunity 2 (NMD)
Year Ended 10/31:
2012	11.17	.88	1.75	—	—		2.63	(.79)	—	(.79)	.04	—		13.05	13.11
2011	11.92	.87	(.78)	—	—		.09	(.87)	—	(.87)	.03	—	*	11.17	11.00
2010	10.88	.91	1.04	—	—		1.95	(.96)	—	(.96)	.07	(.02)		11.92	12.59
2009	9.13	.92	1.79	—	—		2.71	(.96)	—	(.96)	—	—		10.88	11.39
2008(g)	14.33	.89	(5.27)	—	—		(4.38)	(.79)	—	(.79)	—	(.03)		9.13	10.04

(a)	The amounts shown are based on Common share equivalents.
(b)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

116	Nuveen Investments

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets Applicable to Common Shares Before Reimbursement(c)(d)				Ratios to Average Net Assets Applicable to Common Shares After Reimbursement(c)(d)(e)

Based on Market Value (b)	Based on Common Share Net Asset Value (b)	Ending Net Assets Applicable to Common Shares (000)	Expenses	(f)	Net Investment Income (Loss)		Expenses	(f)	Net Investment Income (Loss)		Portfolio Turnover Rate

29.84%	24.55%	$402,573	1.42%		7.31%		1.41%		7.32%		12%
(1.22)	4.24	323,090	1.52		8.55		1.40		8.66		32
17.90	18.18	324,450	1.22		8.66		1.00		8.88		7
20.00	30.90	288,963	1.53		10.88		1.17		11.24		28
(24.77)	(32.63)	230,123	1.56		8.95		1.08		9.43		23

27.09	24.56	242,636	1.47		7.21		N/A		N/A		8
(5.26)	1.55	199,425	1.61		8.04		N/A		N/A		17
20.03	19.12	206,339	1.50		7.95		N/A		N/A		19
25.45	32.43	174,353	1.50		10.07		N/A		N/A		45
(28.82)	(32.15)	144,745	1.19	**	6.69	**	.82	**	7.06	**	22

(c)
Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders, where applicable; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to ARPS and/or Borrowings, where applicable.

(d)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank or legal fee refund, where applicable.
(e)
After expense reimbursement from the Adviser, where applicable. As of November 30, 2011 and August 31, 2008, the Adviser is no longer reimbursing High Income Opportunity (NMZ) and High Income Opportunity 2 (NMD), respectively, for any fees or expenses.

(f)
The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, and/or the effect of the interest expense and fees paid on borrowings, where applicable, both as described in Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities and Footnote 8 – Borrowing Arrangements, respectively, as follows:

High Income Opportunity (NMZ)
Year Ended 10/31:
2012	.21%
2011	.15
2010	.01
2009	.03
2008	.20

High Income Opportunity 2 (NMD)
Year Ended 10/31:
2012	.21%
2011	.23
2010	.25
2009	.26
2008(g)	.30 **

(g)	For the period November 15, 2007 (commencement of operations) through October 31, 2008.
*	Rounds to less than $.01 per share.
**	Annualized.
N/A	Fund no longer has a contractual reimbursement agreement with the Adviser.

See accompanying notes to financial statements.

Nuveen Investments	117

Financial
Highlights (continued)

	ARPS at the End of Period		VRDP Shares at the End of Period
	Aggregate	Asset	Aggregate	Asset
	Amount	Coverage	Amount	Coverage
	Outstanding	Per $25,000	Outstanding	Per $100,000
	(000)	Share	(000)	Share
Investment Quality (NQM)
Year Ended 10/31:
2012	$—	$—	$211,800	$381,720
2011	—	—	211,800	352,842
2010	210,700	89,379	—	—
2009	210,700	85,621	—	—
2008	229,450	72,545	—	—

Select Quality (NQS)
Year Ended 10/31:
2012	—	—	252,500	320,850
2011	—	—	252,500	294,635
2010	251,275	75,367	—	—
2009	251,275	72,879	—	—
2008	267,575	63,171	—	—

Quality Income (NQU)
Year Ended 10/31:
2012	—	—	388,400	326,074
2011	—	—	388,400	301,097
2010	386,875	77,018	—	—
2009	386,875	75,080	—	—
2008	416,375	66,284	—	—

Premier Income (NPF)
Year Ended 10/31:
2012	—	—	127,700	343,758
2011	—	—	127,700	325,116
2010	126,850	82,633	—	—
2009	126,850	79,330	—	—
2008	126,850	70,825	—	—

See accompanying notes to financial statements.

118	Nuveen Investments

			Borrowings at
	ARPS at the End of Period		the End of Period
	Aggregate	Asset	Aggregate
	Amount	Coverage	Amount	Asset
	Outstanding	Per $25,000	Outstanding	Coverage
	(000)	Share	(000)	Per $1,000
High Income Opportunity (NMZ)
Year Ended 10/31:
2012	$—	$—	$50,000	$9,051
2011	—	—	50,000	7,462
2010	95,000	110,382	—	—
2009	95,000	101,043	—	—
2008	155,000	62,117	—	—

High Income Opportunity 2 (NMD)
Year Ended 10/31:
2012	—	—	35,000	7,932
2011	—	—	35,000	6,698
2010	—	—	35,000	6,895
2009	—	—	35,000	5,982
2008(a)	—	—	40,000	4,619

(a)	For the period November 15, 2007 (commencement of operations) through October 31, 2008.

See accompanying notes to financial statements.

Nuveen Investments	119

Notes to
Financial Statements

1. General Information and Significant Accounting Policies

General Information
The funds covered in this report and their corresponding Common share stock exchange symbols are Nuveen Investment Quality Municipal Fund, Inc. (NQM), Nuveen Select Quality Municipal Fund, Inc. (NQS), Nuveen Quality Income Municipal Fund, Inc. (NQU), Nuveen Premier Municipal Income Fund, Inc. (NPF), Nuveen Municipal High Income Opportunity Fund (NMZ) and Nuveen Municipal High Income Opportunity Fund 2 (NMD) (each a “Fund” and collectively, the “Funds”). Common shares of Investment Quality (NQM), Select Quality (NQS), Quality Income (NQU), Premier Income (NPF) and High Income Opportunity 2 (NMD) are traded on the New York Stock Exchange (“NYSE”) while Common shares of High Income Opportunity (NMZ) are traded on the NYSE MKT (formerly known as NYSE Amex). The Funds are registered under the Investment Company Act of 1940, as amended, as diversified closed-end registered investment companies.

Each Fund seeks to provide current income exempt from regular federal income tax by investing primarily in a portfolio of municipal obligations issued by state and local government authorities or certain U.S. territories.

Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Valuation
Prices of municipal bonds and swap contracts are provided by a pricing service approved by the Funds’ Board of Directors/Trustees. These securities are generally classified as Level 2 for fair value measurement purposes. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity, provided by Nuveen Fund Advisors, Inc. (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Promissory notes and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2.

Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price. Futures contracts are generally classified as Level 1.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Directors/Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of these securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant.

120	Nuveen Investments

These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Directors/Trustees or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to earmark securities in the Funds’ portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At October 31, 2012, Investment Quality (NQM) and Premier Income (NPF) had outstanding when-issued/delayed delivery purchase commitments of $1,575,165 and $1,422,589, respectively. There were no such outstanding purchase commitments in any of the other Funds.

Investment Income
Investment income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also reflects paydown gains and losses, if any.

Professional Fees
Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders. Legal fee refund presented on the Statement of Operations reflects a refund of workout expenditures paid in a prior reporting period, when applicable.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies (“RICs”). Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Common Shareholders
Dividends from net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to Common shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Auction Rate Preferred Shares
Each Fund is authorized to issue Auction Rate Preferred Shares (“ARPS”). As of October 31, 2011, the Funds redeemed all of their outstanding ARPS at liquidation value. Although authorized, High Income Opportunity 2 (NMD) has not issued ARPS since its commencement of operations on November 15, 2007.

Common Shares Shelf Offering and Shelf Offering Costs
Select Quality (NQS), High Income Opportunity (NMZ) and High Income Opportunity 2 (NMD) have each filed registration statements with the Securities and Exchange Commission (“SEC”) authorizing the Funds to issue additional Common shares through an equity shelf offering program (“shelf offering”). Under these shelf offerings, the Funds, subject to market conditions, may raise additional capital from time to time in varying amounts and offering methods at a net price at or above each Fund’s net asset value (“NAV”) per Common share.

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Notes to
Financial Statements (continued)

As of October 31, 2012, each Fund is authorized to issue additional Common shares through its shelf offering as follows:

	Select		High Income		High Income
	Quality		Opportunity		Opportunity 2
	(NQS	)	(NMZ	)	(NMD	)
Authorized shares	3,400,000		2,800,000		1,900,000

Costs incurred by the Funds in connection with their initial shelf offerings are recorded as a deferred charge which are amortized over the period such additional Common shares are sold not to exceed the one-year life of the shelf offering period. Ongoing shelf offering costs incurred by the Funds are expensed as incurred.

During the fiscal year ended October 31, 2012, Nuveen Securities, LLC, the Fund’s distributor and a wholly-owned subsidiary of Nuveen, received commissions of $15,824, $76,654 and $18,018, related to the sale of Common shares as a result of Select Quality’s (NQS), High Income Opportunity’s (NMZ) and High Income Opportunity 2’s (NMD) shelf offerings, respectively.

On October 29, 2012, Investment Quality (NQM) filed a preliminary prospectus with the SEC for a shelf offering, pursuant to which the Fund may issue additional Common shares. New Common shares of Investment Quality (NQM) will not be sold until the registration statement is effective.

Variable Rate Demand Preferred Shares
The following Funds have issued and outstanding Variable Rate Demand Preferred (“VRDP”) Shares, with a $100,000 liquidation value per share. Investment Quality (NQM), Select Quality (NQS), Quality Income (NQU) and Premier Income (NPF) issued their VRDP Shares in privately negotiated offerings. Proceeds from each Fund’s offering were used to redeem all, or a portion of the remainder of, each Fund’s outstanding ARPS. The VRDP Shares were offered to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933. As of October 31, 2012, the number of VRDP Shares outstanding and maturity date for each Fund are as follows:

	Investment		Select		Quality		Premier
	Quality		Quality		Income		Income
	(NQM	)	(NQS	)	(NQU	)	(NPF	)
Series	1		1		1		1
VRDP Shares outstanding	2,118		2,525		3,884		1,277
Maturity	May 1, 2041		May 1, 2041		December 1, 2040		May 1, 2041

VRDP Shares include a liquidity feature that allows VRDP shareholders to have their shares purchased by a liquidity provider with whom each Fund has contracted in the event that purchase orders for VRDP Shares in a remarketing are not sufficient in number to be matched with the sale orders in that remarketing. Each Fund is required to redeem any VRDP Shares that are still owned by the liquidity provider after six months of continuous, unsuccessful remarketing. Each Fund pays an annual remarketing fee of .10% on the aggregate principal amount of all VRDP Shares outstanding. Each Fund’s VRDP Shares have successfully remarketed since issuance.

Dividends on the VRDP Shares (which are treated as interest payments for financial reporting purposes) are set weekly at a rate established by a remarketing agent; therefore, the market value of the VRDP Shares is expected to approximate its liquidation value. If remarketings for VRDP Shares are continuously unsuccessful for six months, the maximum rate is designed to escalate according to a specified schedule in order to enhance the remarketing agent’s ability to successfully remarket the VRDP Shares.

Subject to certain conditions, VRDP Shares may be redeemed, in whole or in part, at any time at the option of each Fund. Each Fund may also redeem certain of the VRDP Shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends.

The average liquidation value of VRDP Shares outstanding and annualized dividend rate of VRDP Shares for each Fund during the fiscal year ended October 31, 2012, were as follows:

	Investment		Select		Quality		Premier
	Quality		Quality		Income		Income
	(NQM	)	(NQS	)	(NQU	)	(NPF	)
Average liquidation value of VRDP Shares outstanding	211,800,000		252,500,000		388,400,000		127,700,000
Annualized dividend rate	0.29%		0.29%		0.27%		0.29%

For financial reporting purposes only, the liquidation value of VRDP Shares is recognized as a liability on the Statement of Assets and Liabilities. Unpaid dividends on VRDP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities. Dividends paid on the VRDP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. In addition to interest expense, each Fund also pays a per annum liquidity fee to the liquidity provider as well as a remarketing fee, which are recognized as “Liquidity fees” and “Remarketing fees”, respectively, on the Statement of Operations.

122	Nuveen Investments

Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”). The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as “(IF) – Inverse floating rate investment.” An investment in a self-deposited inverse floater is accounted for as a financing transaction. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund accounting for the short-term floating rate certificates issued by the trust as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in “Investment Income” the entire earnings of the underlying bond and recognizes the related interest paid to the holders of the short-term floating rate certificates as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

During the fiscal year ended October 31, 2012, each Fund invested in externally-deposited inverse floaters and/or self-deposited inverse floaters.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse trust” or “credit recovery swap”) (such agreements referred to herein as “Recourse Trusts”) with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund’s inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

At October 31, 2012, each Fund’s maximum exposure to externally-deposited Recourse Trusts, was as follows:

	Investment		Select		Quality		Premier		High Income		High Income
	Quality		Quality		Income		Income		Opportunity		Opportunity 2
	(NQM	)	(NQS	)	(NQU	)	(NPF	)	(NMZ	)	(NMD	)
Maximum exposure to Recourse Trusts	$4,330,000		$18,750,000		$7,500,000		$4,955,000		$117,395,000		$83,000,000

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters during the fiscal year ended October 31, 2012, were as follows:

	Investment		Select		Quality		Premier		High Income
	Quality		Quality		Income		Income		Opportunity
	(NQM	)	(NQS	)	(NQU	)	(NPF	)	(NMZ	)
Average floating rate obligations outstanding	$76,992,000		$8,554,727		$59,297,213		$40,927,273		$15,948,279
Average annual interest rate and fees	0.52%		0.58%		0.64%		0.53%		0.62%

Swap Contracts
Each Fund is authorized to enter into interest rate swap and forward interest rate swap contracts consistent with their investment objectives and policies to reduce, increase or otherwise alter its risk profile or to alter its portfolio characteristics (i.e. duration, yield curve positioning and credit quality), and is subject to interest rate risk in the normal course of pursuing its investment objectives. Each Fund’s use of interest rate swap and forward interest rate swap transactions is intended to help the Fund manage its overall interest rate sensitivity, either shorter or longer, generally to more closely align the Fund’s interest rate sensitivity with that of the broader market.

Interest rate swap contracts involve each Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap transactions involve a Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying a Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”). The amount of the payment obligation on a swap contract is based on the

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Notes to
Financial Statements (continued)

notional amount and the termination date of the swap (which is akin to a bond’s maturity). The value of a Fund’s swap commitment will increase or decrease based primarily on the extent to which long-term interest rates for bonds having a maturity of the swap’s termination date increase or decrease. Interest rate swap and forward interest rate swap contracts are valued daily. Upon entering into an interest rate swap (and beginning on the effective date for a forward interest rate swap), each Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on a daily basis, and recognizes the daily change in the market value of the Fund’s contractual rights and obligations under the contracts. The net amount recorded on these transactions, for each counterparty, is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on swaps (,net)” with the change during the fiscal period recognized on the Statement of Operations as a component of “Change in net unrealized appreciation (depreciation) of swaps.”

When an interest rate swap or forward interest rate swap contract is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. Once periodic payments are settled in cash, they are combined with the net realized gain or loss recorded upon the termination of the swap contracts. For tax purposes, periodic payments are treated as ordinary income or expense. Net realized gains and losses on swap contracts during the fiscal period are recognized on the Statement of Operations as a component of “Net realized gain (loss) from swaps.”

During the fiscal year ended October 31, 2012, High Income Opportunity (NMZ) and High Income Opportunity 2 (NMD) entered into swap contracts to reduce the duration of their portfolios. The average notional amount of swap contracts outstanding during the fiscal year ended October 31, 2012, was as follows:

	High Income		High Income
	Opportunity		Opportunity 2
	(NMZ	)	(NMD	)
Average notional amount of swap contracts outstanding*	$54,400,000		$41,800,000

*	The average notional amount is calculated based on the outstanding notional amount at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

Refer to Footnote 3 – Derivative Instruments and Hedging Activities for further details on swap contract activity.

Futures Contracts
Each Fund is subject to interest rate risk in the normal course of pursuing its investment objectives and is authorized to invest in futures contracts in an attempt to manage such risk. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the “initial margin.” Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Deposits with brokers for open futures contracts” on the Statement of Assets and Liabilities. Subsequent payments (“variation margin”) are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract. Variation margin is recognized as a receivable or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities, when applicable.

During the period the futures contract is open, changes in the value of the contract are recorded as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices. The Funds did not invest in futures contracts during the fiscal year ended October 31, 2012.

Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

124	Nuveen Investments

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the predetermined threshold amount.

Zero Coupon Securities
Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Offering Costs
Costs incurred by Investment Quality (NQM), Select Quality (NQS), Quality Income (NQU) and Premier Income (NPF) in connection with their offerings of VRDP Shares were recorded as a deferred charge, which are being amortized over the life of the shares. Each Fund’s amortized deferred charges are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications
Under the Funds’ organizational documents, their officers and directors/trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements
Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Nuveen Investments	125

Notes to
Financial Statements (continued)

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Investment Quality (NQM)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$873,200,757	$147,554	$873,348,311

Select Quality (NQS)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$783,106,187	$38,211	$783,144,398
Short-Term Investments:
Municipal Bonds	—	5,023,250	—	5,023,250
Total	$—	$788,129,437	$38,211	$788,167,648

Quality Income (NQU)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$1,293,375,022	$63,313	$1,293,438,335
Short-Term Investments:
Municipal Bonds	—	5,023,250	—	5,023,250
Total	$—	$1,298,398,272	$63,313	$1,298,461,585

Premier Income (NPF)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$471,546,869	$—	$471,546,869

High Income Opportunity (NMZ)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$456,588,980	$—	$456,588,980
Derivatives:
Swaps**	—	(872,297)	—	(872,297)
Total	$—	$455,716,683	$—	$455,716,683

High Income Opportunity 2 (NMD)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$270,762,064	$701,829	$271,463,893
Promissory Note	—	—	76,244	76,244
Derivatives:
Swaps**	—	(839,294)	—	(839,294)
Total	$—	$269,922,770	$778,073	$270,700,843

*	Refer to the Fund’s Portfolio of Investments for state classifications and breakdown of Municipal Bonds classified as Level 3, where applicable.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

The table below presents the transfers in and out of the three valuation levels for the Funds as of the end of the reporting period when compared to the valuation levels at the end of the previous fiscal year. Changes in valuation inputs or methodologies may result in transfers into or out of an assigned level within the fair value hierarchy. Transfers in or out of levels are generally due to the availability of publicly available information and to the significance or extent a manager determines that the valuation inputs or methodologies may impact the valuation of those securities.

	Level 1			Level 2			Level 3
	Transfers In	(Transfers Out	)	Transfers In	(Transfers Out	)	Transfers In	(Transfers Out	)
High Income Opportunity (NMZ)	$—	$—		$4,585,808	$—		$—	$4,585,808
High Income Opportunity 2 (NMD)	—	—		8,078,852	—		—	8,078,852

The Nuveen funds’ Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds’ pricing policies, and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

126	Nuveen Investments

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

3. Derivative Instruments and Hedging Activities
The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. For additional information on the derivative instruments in which each Fund was invested during and at the end of the reporting period, refer to the Portfolios of Investments, Financial Statements and Footnote 1 - General Information and Significant Accounting Policies.

The following tables present the fair value of all derivative instruments held by the Funds as of October 31, 2012, the location of these instruments on the Statement of Assets and Liabilities, and the primary underlying risk exposure.

High Income Opportunity (NMZ)

		Location on the Statement of Assets and Liabilities
Underlying	Derivative	Asset Derivatives		Liability Derivatives
Risk Exposure	Instrument	Location	Value	Location	Value
Interest Rate	Swaps	—	$—	Unrealized depreciation on swaps	$(872,297)

High Income Opportunity 2 (NMD)

		Location on the Statement of Assets and Liabilities
Underlying	Derivative	Asset Derivatives		Liability Derivatives
Risk Exposure	Instrument	Location	Value	Location	Value
Interest Rate	Swaps	—	$—	Unrealized depreciation on swaps	$(839,294)

The following tables present the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended October 31, 2012, on derivative instruments, as well as the primary risk exposure associated with each.

	High Income		High Income
	Opportunity		Opportunity 2
Net Realized Gain (Loss) from Swaps	(NMZ	)	(NMD	)
Risk Exposure
Interest Rate	$(2,080,029)		$(2,065,021)

	High Income		High Income
	Opportunity		Opportunity 2
Change in Net Unrealized Appreciation (Depreciation) of Swaps	(NMZ	)	(NMD	)
Risk Exposure
Interest Rate	$1,252,364		$1,153,632

4. Fund Shares

Common Shares
Since the inception of the Funds’ repurchase programs, Investment Quality (NQM), Select Quality (NQS), Quality Income (NQU), High Income Opportunity (NMZ) and High Income Opportunity 2 (NMD) have not repurchased any of their outstanding Common shares.

Premier Income (NPF) did not repurchase any of its outstanding Common shares during the fiscal years ended October 31, 2012 and October 31, 2011.

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Notes to
Financial Statements (continued)

Transactions in Common shares were as follows:

	Investment Quality (NQM)		Select Quality (NQS)		Quality Income (NQU)
	Year Ended 10/31/12	Year Ended 10/31/11	Year Ended 10/31/12	Year Ended 10/31/11	Year Ended 10/31/12	Year Ended 10/31/11
Common shares:
Sold through shelf offering*	—	—	490,341	—	—	—
Issued to shareholders due to reinvestment of distributions	85,344	—	147,527	176,531	12,374	83,558
	85,344	—	637,868	176,531	12,374	83,558
Weighted average Common share:
Premium per shelf offering share sold*	—	—	1.71%	—	—	—

	Premier Income (NPF)		High Income Opportunity (NMZ)		High Income Opportunity 2 (NMD)
	Year Ended 10/31/12	Year Ended 10/31/11	Year Ended 10/31/12	Year Ended 10/31/11	Year Ended 10/31/12	Year Ended 10/31/11
Common shares:
Sold through shelf offering*	—	—	2,004,701	1,068,324	702,445	458,754
Issued to shareholders due to reinvestment of distributions	—	—	54,741	57,836	31,710	88,448
	—	—	2,059,442	1,126,160	734,155	547,202
Weighted average Common share:
Premium per shelf offering share sold*	—	—	4.05%	6.52%	1.81%	3.64%

*
Investment Quality (NQM) Quality Income (NQU) and Premier Income (NPF) are the only Funds not authorized to issue additional shares of their Common stock through a shelf offering at the end of the reporting period.

Preferred Shares
Transactions in ARPS were as follows:

	Investment Quality (NQM)				Select Quality (NQS)
	Year Ended 10/31/12		Year Ended 10/31/11		Year Ended 10/31/12		Year Ended 10/31/11
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
ARPS redeemed:
Series M	N/A	N/A	1,750	$43,750,000	N/A	N/A	1,801	$45,025,000
Series T	N/A	N/A	1,750	43,750,000	N/A	N/A	1,801	45,025,000
Series W	N/A	N/A	1,749	43,725,000	N/A	N/A	2,522	63,050,000
Series TH	N/A	N/A	1,429	35,725,000	N/A	N/A	1,405	35,125,000
Series F	N/A	N/A	1,750	43,750,000	N/A	N/A	2,522	63,050,000
Total	N/A	N/A	8,428	$210,700,000	N/A	N/A	10,051	$251,275,000

	Quality Income (NQU)				Premier Income (NPF)
	Year Ended 10/31/12		Year Ended 10/31/11		Year Ended 10/31/12		Year Ended 10/31/11
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
ARPS redeemed:
Series M	N/A	N/A	2,567	$64,175,000	N/A	N/A	769	$19,225,000
Series T	N/A	N/A	2,569	64,225,000	N/A	N/A	2,153	53,825,000
Series W	N/A	N/A	2,568	64,200,000	N/A	N/A	—	—
Series W2	N/A	N/A	1,780	44,500,000	N/A	N/A	—	—
Series TH	N/A	N/A	3,423	85,575,000	N/A	N/A	2,152	53,800,000
Series F	N/A	N/A	2,568	64,200,000	N/A	N/A	—	—
Total	N/A	N/A	15,475	$386,875,000	N/A	N/A	5,074	$126,850,000

N/A – As of October 31, 2011, the Fund redeemed the remainder of its outstanding ARPS at liquidation value.

128	Nuveen Investments

	High Income Opportunity (NMZ)
	Year Ended 10/31/12		Year Ended 10/31/11
	Shares	Amount	Shares	Amount
ARPS redeemed:
Series M	N/A	N/A	1,826	$45,650,000
Series T	N/A	N/A	987	24,675,000
Series W	N/A	N/A	987	24,675,000
Total	N/A	N/A	3,800	$95,000,000

N/A – As of October 31, 2011, the Fund redeemed the remainder of its outstanding ARPS at liquidation value.

Transactions in VRDP Shares were as follows:

	Investment Quality (NQM)				Select Quality (NQS)
	Year Ended 10/31/12		Year Ended 10/31/11		Year Ended 10/31/12		Year Ended 10/31/11
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
VRDP Shares issued:
Series 1	—	$—	2,118	$211,800,000	—	$—	2,525	$252,500,000
	Quality Income (NQU)				Premier Income (NPF)
	Year Ended 10/31/12		Year Ended 10/31/11		Year Ended 10/31/12		Year Ended 10/31/11
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
VRDP Shares issued:
Series 1	—	$—	3,884	$388,400,000	—	$—	1,277	$127,700,000

5. Investment Transactions
Purchases and sales (including maturities but excluding short-term investments and derivative transactions, where applicable) during the fiscal year ended October 31, 2012, were as follows:

	Investment		Select		Quality		Premier		High Income		High Income
	Quality		Quality		Income		Income		Opportunity		Opportunity 2
	(NQM	)	(NQS	)	(NQU	)	(NPF	)	(NMZ	)	(NMD	)
Purchases	$61,150,082		$180,353,013		$217,065,362		$82,541,700		$70,410,263		$28,188,266
Sales and maturities	66,650,349		188,914,757		232,354,961		89,441,385		51,944,719		21,054,627

6. Income Tax Information
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At October 31, 2012, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives, where applicable), as determined on a federal income tax basis, were as follows:

Nuveen Investments	129

Notes to
Financial Statements (continued)

	Investment Quality (NQM)	Select Quality (NQS)	Quality Income (NQU)	Premier Income (NPF)	High Income Opportunity (NMZ)	High Income Opportunity 2 (NMD)
Cost of investments	$702,844,825	$719,262,240	$1,128,830,244	$392,975,633	$403,479,659	$248,263,090
Gross unrealized:
Appreciation	$101,016,982	$71,478,114	$126,498,456	$46,843,581	$67,421,856	$37,610,430
Depreciation	(7,400,666)	(7,222,657)	(14,691,718)	(10,565,539)	(26,632,418)	(14,333,383)
Net unrealized appreciation (depreciation)of investments	$93,616,316	$64,255,457	$111,806,738	$36,278,042	$40,789,438	$23,277,047

Permanent differences, primarily due to federal taxes paid, taxable market discount and nondeductible offering costs, resulted in reclassifications among the Funds’ components of Common share net assets at October 31, 2012, the Funds’ tax year end, as follows:

	Investment Quality (NQM)	Select Quality (NQS)	Quality Income (NQU)	Premier Income (NPF)	High Income Opportunity (NMZ)	High Income Opportunity 2 (NMD)
Paid-in-surplus	$(35,127)	$37,697	$13,841	$(26,207)	$4,764	$74
Undistributed (Over-distribution of) net investment income	(15,015)	(20,963)	(201,711)	5,240	(588,376)	(477,833)
Accumulated net realized gain (loss)	50,142	(16,734)	187,870	20,967	583,612	477,759

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at October 31, 2012, the Funds’ tax year end, were as follows:

	Investment Quality (NQM)	Select Quality (NQS)	Quality Income (NQU)	Premier Income (NPF)	High Income Opportunity (NMZ)	High Income Opportunity 2 (NMD)
Undistributed net tax-exempt income *	$9,276,563	$5,682,052	$10,389,838	$4,075,290	$1,570,693	$1,092,089
Undistributed net ordinary income **	84,199	76,173	594,540	30,582	112,025	131,268
Undistributed net long-term capital gains	—	1,477,020	1,216,310	—	—	—

*	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on October 1, 2012, paid on November 1, 2012.
**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended October 31, 2012 and October 31, 2011, was designated for purposes of the dividends paid deduction as follows:

	Investment		Select		Quality		Premier		High Income		High Income
	Quality		Quality		Income		Income		Opportunity		Opportunity 2
2012	(NQM	)	(NQS	)	(NQU	)	(NPF	)	(NMZ	)	(NMD	)
Distributions from net tax-exempt income***	$36,807,053		$35,438,276		$52,302,834		$18,713,323		$24,930,165		$14,164,203
Distributions from net ordinary income **	—		—		—		—		647,761		62,510
Distributions from net long-term capital gains****	—		2,608,829		1,821,285		—		—		—

	Investment		Select		Quality		Premier		High Income		High Income
	Quality		Quality		Income		Income		Opportunity		Opportunity 2
2011	(NQM	)	(NQS	)	(NQU	)	(NPF	)	(NMZ	)	(NMD	)
Distributions from net tax-exempt income	$35,245,662		$36,310,157		$53,146,411		$18,162,277		$26,877,757		$15,625,171
Distributions from net ordinary income **	102,219		271,678		—		—		—		—
Distributions from net long-term capital gains	—		2,817,065		—		—		—		—

**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
***	The Funds hereby designated these amounts paid during the fiscal year ended October 31, 2012, as Exempt Interest Dividends.
****
The Funds designated as a long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended October 31, 2012.

130	Nuveen Investments

At October 31, 2012, the Funds’ tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	Investment		Premier		High Income		High Income
	Quality		Income		Opportunity		Opportunity 2
	(NQM	)	(NPF	)	(NMZ	)	(NMD	)
Expiration:
October 31, 2016	$—		$—		$12,119,476		$4,564,842
October 31, 2017	166,678		4,160,865		34,412,364		28,536,506
October 31, 2018	—		—		209,148		541,658
October 31, 2019	—		76,136		—		1,153,591
Total	$166,678		$4,237,001		$46,740,988		$34,796,597

During the Funds’ tax year ended October 31, 2012, the following Fund utilized capital loss carryforwards as follows:

	Premier
	Income
	(NPF	)
Utilized capital loss carryforwards	$3,851,832

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of RICs. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Act, each Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

The Act also contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Capital losses incurred that will be carried forward under the provisions of the Act are as follows:

	Investment	High Income		High Income
	Quality	Opportunity		Opportunity 2
	(NQM	(NMZ	)	(NMD	)
Post-enactment losses:
Short-term	$—	$—		$—
Long-term	4,746,835	1,134,510		3,475,016

7. Management Fees and Other Transactions with Affiliates
Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Investment Quality (NQM)
Select Quality (NQS)
Quality Income (NQU)
Premier Income (NPF)
Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	.4500%
For the next $125 million	.4375
For the next $250 million	.4250
For the next $500 million	.4125
For the next $1 billion	.4000
For the next $3 billion	.3875
For managed assets over $5 billion	.3750

Nuveen Investments	131

Notes to
Financial Statements (continued)

High Income Opportunity (NMZ)
High Income Opportunity Fund 2 (NMD)
Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	.5500%
For the next $125 million	.5375
For the next $250 million	.5250
For the next $500 million	.5125
For the next $1 billion	.5000
For managed assets over $2 billion	.4750

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*
For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen Funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of October 31, 2012, the complex-level fee rate for each of these Funds was .1691%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser is responsible for each Fund’s overall strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a wholly-owned subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

The Funds pay no compensation directly to those of its directors/trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Directors/Trustees has adopted a deferred compensation plan for independent directors/trustees that enables directors/trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

For the first eight years of High Income Opportunity’s (NMZ) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily managed assets for fees and expenses in the amounts, and for the time periods set forth below:

Year Ending		Year Ending
November 30,		November 30,
2003*	.32%	2009	.24%
2004	.32	2010	.16
2005	.32	2011	.08
2006	.32
2007	.32
2008	.32

*	From the commencement of operations.

The Adviser has not agreed to reimburse High Income Opportunity (NMZ) for any portion of its fees and expenses beyond November 30, 2011.

132	Nuveen Investments

8. Borrowing Arrangements
High Income Opportunity (NMZ) and High Income Opportunity 2 (NMD) have each entered into a senior committed secured 364-day revolving line of credit (“Borrowings”) with its custodian bank as a means of financial leverage. Each Fund’s maximum commitment amount under these Borrowings is as follows:

	High Income		High Income
	Opportunity		Opportunity 2
	(NMZ	)	(NMD	)
Maximum commitment amount	$75,000,000		$50,000,000

As of October 31, 2012, each Fund’s outstanding balance on its Borrowings was as follows:

	High Income		High Income
	Opportunity		Opportunity 2
	(NMZ	)	(NMD	)
Outstanding balance on Borrowings	$50,000,000		$35,000,000

During the fiscal year ended October 31, 2012, the average daily balance outstanding and average annual interest rate on each Fund’s Borrowings were as follows:

	High Income		High Income
	Opportunity		Opportunity 2
	(NMZ	)	(NMD	)
Average daily balance outstanding	$50,000,000		$35,000,000
Average annual interest rate	0.97%		1.21%

In order to maintain these Borrowings, the Funds must meet certain collateral, asset coverage and other requirements. Borrowings outstanding are fully secured by securities held in each Fund’s portfolio of investments. Interest expense incurred on the Borrowings for High Income Opportunity (NMZ) is calculated at a rate per annum equal to the overnight London Inter-bank Offered Rate (LIBOR) offered rate plus .80% on the amounts borrowed. Interest expense incurred on the Borrowings for High Income Opportunity 2 (NMD) is calculated at a rate per annum equal to the higher of the overnight Federal Funds Rate or the overnight LIBOR plus 1.00% on the amounts borrowed and .15% on the undrawn balance.

Borrowings outstanding are recognized as “Borrowings” on the Statement of Assets and Liabilities. Interest expense incurred on each Fund’s borrowed amount and undrawn balance is recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

In addition to the interest expense, High Income Opportunity (NMZ) pays a .15% per annum facility fee, based on the maximum commitment amount of the Borrowings through the renewal date. High Income Opportunity 2 (NMD) pays a .65% per annum program fee, based on the average daily outstanding balance and a .35% per annum liquidity fee, based on the maximum commitment amount of the Borrowings through the renewal date. Each Fund recognizes these fees as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

On May 24, 2012, High Income Opportunity (NMZ) renewed its Borrowings. In conjunction with the renewal, the Fund paid a one-time closing fee of .10% on the maximum commitment amount of the Borrowings, which will be fully expensed through the expiration date of the Borrowings on May 23, 2013, and recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Assets and Liabilities. All other terms of the Borrowings remain unchanged.

On August 2, 2012, High Income Opportunity 2 (NMD) renewed its Borrowings. All terms of the Borrowings, which expire on August 1, 2013, remain unchanged.

9. New Accounting Pronouncements

Financial Accounting Standards Board (“FASB”) Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities
In December 2011, the FASB issued Accounting Standards Update (“ASU”) No. 2011-11 (“ASU No. 2011-11”) to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statement of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. ASU No. 2011-11 is effective prospectively during interim or annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statements amounts and footnote disclosures, if any.

Nuveen Investments	133

Notes to
Financial Statements (continued)

Footnote 10. – Subsequent Events

Approved Fund Reorganization
On December 13, 2012, the reorganization of High Income Opportunity 2 (NMD) into High Income Opportunity (NMZ) was approved by each Fund’s Board of Trustees. The reorganization is intended to create a single larger national Fund, which would potentially offer shareholders the following benefits:

•	Lower Fund expense ratios (excluding the effects of leverage), as fixed costs are spread over a larger asset base;

•	Enhanced secondary market trading, as larger Funds potentially make it easier for investors to buy and sell Fund shares;

•	Lower per share trading costs through reduced bid/ask spreads due to a larger common share float; and

•	Increased Fund flexibility in managing the structure and cost of leverage over time.

If shareholders approve the reorganization, and upon the closing of the reorganization, High Income Opportunity 2 (NMD) will transfer its assets to High Income Opportunity (NMZ) in exchange for common shares of High Income Opportunity (NMZ), and the assumption by High Income Opportunity (NMZ) of the liabilities of High Income Opportunity 2 (NMD). High Income Opportunity 2 (NMD) will then be liquidated, dissolved and terminated in accordance with its Declaration of Trust. In addition, shareholders of High Income Opportunity 2 (NMD) will become shareholders of High Income Opportunity (NMZ). Holders of common shares will receive newly issued common shares of High Income Opportunity (NMZ), the aggregate net asset value of which will be equal to the aggregate net asset value of the common shares of High Income Opportunity 2 (NMD) held immediately prior to the reorganization (including for this purpose fractional High Income Opportunity (NMZ) shares to which shareholders would be entitled). Fractional shares will be sold on the open market and shareholders will receive cash in lieu of such fractional shares.

Borrowing Arrangements
On December 21, 2012, both High Income Opportunity (NMZ) and High Income Opportunity 2 (NMD) terminated their Borrowings with the custodian bank and paid the full outstanding balance, including accrued interest and fees, in the amounts of $50,035,125 and $35,036,125, respectively.

In conjunction with terminating these borrowings, High Income Opportunity (NMZ) and High Income Opportunity 2 (NMD) issued $51 million and $36 million ($100,000 liquidation value per share) of Variable Rate MuniFund Term Preferred (“VMTP”) Shares, respectively, as a new form of leverage. Proceeds from the issuance of VMTP Shares were used to pay each Fund’s outstanding balance on its borrowings as described above. VMTP Shares were offered only to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

134	Nuveen Investments

Annual Investment Management
Agreement Approval Process (Unaudited)

The Board of Trustees or Directors (as the case may be) (each, a “Board” and each Trustee or Director, a “Board Member”) of the Funds, including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for approving the advisory agreements (each, an “Investment Management Agreement”) between each Fund and Nuveen Fund Advisors, Inc. (the “Advisor”) and the sub-advisory agreements (each, a “Sub-Advisory Agreement”) between the Advisor and Nuveen Asset Management, LLC (the “Sub-Advisor”) (the Investment Management Agreements and the Sub-Advisory Agreements are referred to collectively as the “Advisory Agreements”) and their periodic continuation. Pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), the Board is required to consider the continuation of the Advisory Agreements on an annual basis. Accordingly, at an in-person meeting held on May 21-23, 2012 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the continuation of the Advisory Agreements for the Funds for an additional one-year period.

In preparation for its considerations at the May Meeting, the Board requested and received extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Funds, the Advisor and the Sub-Advisor (the Advisor and the Sub-Advisor are collectively, the “Fund Advisers” and each, a “Fund Adviser”). As described in more detail below, the information provided included, among other things, a review of Fund performance, including Fund investment performance assessments against peer groups and appropriate benchmarks, a comparison of Fund fees and expenses relative to peers, a description and assessment of shareholder service levels for the Funds, a summary of the performance of certain service providers, a review of product initiatives and shareholder communications and an analysis of the Advisor’s profitability with comparisons to comparable peers in the managed fund business. As part of its annual review, the Board also held a separate meeting on April 18-19, 2012, to review the Funds’ investment performance and consider an analysis provided by the Advisor of the Sub-Advisor which generally evaluated the Sub-Advisor’s investment team, investment mandate, organizational structure and history, investment philosophy and process, performance of the applicable Fund, and significant changes to the foregoing. As a result of its review of the materials and discussions, the Board presented the Advisor with questions and the Advisor responded.

Nuveen Investments	135

Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

The materials and information prepared in connection with the annual review of the Advisory Agreements supplement the information and analysis provided to the Board during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviews the performance and various services provided by the Advisor and the Sub-Advisor. The Board meets at least quarterly as well as at other times as the need arises. At its quarterly meetings, the Board reviews reports by the Advisor which include, among other things, Fund performance, a review of the investment teams and reports on compliance, regulatory matters and risk management. The Board also meets with key investment personnel managing the Fund portfolios during the year. In October 2011, the Board also created two new standing committees (the Open-end Fund Committee and the Closed-end Fund Committee) to assist the full Board in monitoring and gaining a deeper insight into the distinctive issues and business practices of open-end and closed-end funds.

In addition, the Board continues its program of seeking to have the Board Members or a subset thereof visit each sub-advisor to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. In this regard, the Board visited with the Sub-Advisor’s municipal team in Minneapolis in September 2011, and with the Sub Advisor’s municipal team in Chicago in November 2011. Further, an ad hoc committee of the Board visited the then-current transfer agents of the Nuveen funds in 2011 and the audit committee of the Board visited the various pricing agents for the Nuveen funds in January 2012. The Board considers factors and information that are relevant to its annual consideration of the renewal of the Advisory Agreements at the meetings held throughout the year. Accordingly, the Board considers the information provided and knowledge gained at these meetings when performing its annual review of the Advisory Agreements. The Independent Board Members are assisted throughout the process by independent legal counsel who provided materials describing applicable law and the duties of directors or trustees in reviewing advisory contracts and met with the Independent Board Members in executive sessions without management present. In addition, it is important to recognize that the management arrangements for the Nuveen funds are the result of many years of review and discussion between the Independent Board Members and fund management and that the Board Members’ conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

The Board considered all factors it believed relevant with respect to each Fund, including among other factors: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Fund and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Fund and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Advisory Agreements.

136	Nuveen Investments

The Independent Board Members did not identify any single factor as all important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services
In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser’s services, including advisory services and the resulting Fund performance and administrative services. The Independent Board Members further considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to questions and concerns raised by them. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser’s organization and business; the types of services that the Fund Adviser or its affiliates provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line.

In considering advisory services, the Board recognized that the Advisor provides various oversight, administrative, compliance and other services for the Funds and the Sub-Advisor generally provides the portfolio investment management services to the Funds. In reviewing the portfolio management services provided to each Fund, the Board reviewed the materials provided by the Nuveen Investment Services Oversight Team analyzing, among other things, the Sub-Advisor’s investment team and changes thereto, organization and history, assets under management, Fund objectives and mandate, the investment team’s philosophy and strategies in managing the Fund, developments affecting the Sub-Advisor or Fund and Fund performance. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an inappropriate incentive to take undue risks. In addition, the Board considered the Advisor’s execution of its oversight responsibilities over the Sub-Advisor. Given the importance of compliance, the Independent Board Members also considered Nuveen’s compliance program, including the report of the chief compliance officer regarding the Funds’ compliance policies and procedures; the resources dedicated to compliance; and the record of compliance with the policies and procedures.

In addition to advisory services, the Board considered the quality and extent of administrative and other non-investment advisory services the Advisor and its affiliates provide to the Funds, including product management, investment services (such as oversight of investment policies and procedures, risk management, and pricing), fund administration, oversight of service providers, shareholder services and communications,

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administration of Board relations, regulatory and portfolio compliance, legal support, managing leverage and promoting an orderly secondary market for common shares. The Board further recognized Nuveen’s additional investments in personnel, including in compliance and risk management.

In reviewing the services provided, the Board also reviewed materials describing various notable initiatives and projects the Advisor performed in connection with the closed-end fund product line. These initiatives included completion of the refinancing of auction rate preferred securities; efforts to eliminate product overlap with fund mergers; elimination of the insurance mandate on several funds; ongoing services to manage leverage that has become increasingly complex; continued secondary market offerings, share repurchases and other support initiatives for certain funds; and continued communications efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted Nuveen’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. Nuveen’s support services included, among other things: continuing communications concerning the refinancing efforts related to auction rate preferred securities; supporting and promoting munifund term preferred shares (MTP) including by launching a microsite dedicated to MTP shares; sponsoring and participating in conferences; communicating with closed-end fund analysts covering the Nuveen funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing a closed-end fund website.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement were satisfactory.

B. The Investment Performance of the Funds and Fund Advisers
The Board, including the Independent Board Members, reviewed and considered the performance history of each Fund over various time periods. The Board reviewed, among other things, each Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) based on data compiled by Nuveen that was provided by an independent provider of mutual fund data and with recognized and/or customized benchmarks (i.e., benchmarks derived from multiple recognized benchmarks).

The Board reviewed reports, including a comprehensive analysis of the Funds’ performance and the applicable investment team. In this regard, the Board reviewed each Fund’s total return information compared to its Performance Peer Group for the quarter, one-, three- and five-year periods ending December 31, 2011, as well as performance information reflecting the first quarter of 2012 (or for the periods available for the

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Nuveen Municipal High Income Opportunity Fund 2 (the “High Income Opportunity Fund 2”), which did not exist for part of the foregoing time frame). In addition, the Board reviewed each Fund’s total return information compared to recognized and/or customized benchmarks for the quarter, one- and three-year periods ending December 31, 2011, as well as performance information reflecting the first quarter of 2012.

The Independent Board Members also reviewed historic premium and discount levels, including a summary of actions taken to address or discuss other developments affecting the secondary market discounts of various funds. This information supplemented the fund performance information provided to the Board at each of its quarterly meetings.

In reviewing performance comparison information, the Independent Board Members recognized that the usefulness of the comparisons of the performance of certain funds with the performance of their respective Performance Peer Group may be limited because the Performance Peer Group may not adequately represent the objectives and strategies of the applicable funds or may be limited in size or number. The Independent Board Members also noted that the investment experience of a particular shareholder in the Nuveen funds will vary depending on when such shareholder invests in the applicable fund, the class held (if multiple classes are offered in a fund) and the performance of the fund (or respective class) during that shareholder’s investment period. In addition, although the performance below reflects the performance results for the time periods ending as of the most recent calendar year end (unless otherwise indicated), the Board also recognized that selecting a different ending time period may derive different results. Furthermore, while the Board is cognizant of the relevant performance of a fund’s peer set and/or benchmark(s), the Board evaluated fund performance in light of the respective fund’s investment objectives, investment parameters and guidelines and recognized that the objectives, investment parameters and guidelines of peers and/or benchmarks may differ to some extent, thereby resulting in differences in performance results. Nevertheless, with respect to any Nuveen funds that the Board considers to have under-performed their peers and/or benchmarks from time to time, the Board monitors such funds closely and considers any steps necessary or appropriate to address such issues.

In considering the results of the comparisons, the Independent Board Members observed, among other things, that the Nuveen Municipal High Income Opportunity Fund (the “High Income Opportunity Fund”), the Nuveen Investment Quality Municipal Fund, Inc. (the “Investment Quality Fund”), the Nuveen Select Quality Municipal Fund, Inc. (the “Select Quality Fund”) and the High Income Opportunity Fund 2 had demonstrated generally favorable performance in comparison to peers. In this regard, they noted that (a) although the High Income Opportunity Fund was in the third quartile for the five-year period, such Fund was in the first quartile for the one- and three-year periods; (b) although the Investment Quality Fund was in the third quartile for the three-year period, it was in the second quartile for the one-year period and the first quartile for the five-year period and, in addition, outperformed its benchmark for the one- and three-year periods; (c) although the Select Quality Fund was in the third quartile for the

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three-year period, it was in the second quartile for the one- and five-year periods and outperformed its benchmark for the one- and three-year periods; and (d) the High Income Opportunity Fund 2 performed in the first or second quartile over various periods. In addition, the Independent Board Members noted that the Nuveen Premier Municipal Income Fund, Inc. (the “Premier Municipal Income Fund”) had satisfactory performance compared to its peers, performing in the third quartile over various periods, but outperformed its benchmark in the one- and three-year periods. Finally, the Independent Board Members noted that the Nuveen Quality Income Municipal Fund, Inc. (the “Quality Income Fund”) lagged its peers somewhat but outperformed its benchmark over various periods.

Based on their review, the Independent Board Members determined that each Fund’s investment performance had been satisfactory.

C.	Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fee and expenses of a comparable universe of funds provided by an independent fund data provider (the “Peer Universe”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the limited size and particular composition of the Peer Universe (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe from year to year; levels of reimbursement or fee waivers; the timing of information used; and the differences in the type and use of leverage may impact the comparative data, thereby limiting somewhat the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen (applicable, in particular, for certain closed-end funds launched since 1999). In reviewing fees and expenses (excluding leverage costs and leveraged assets), the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe. In reviewing the reports, the Board noted that the overwhelming majority of the Nuveen funds were at, close to or below their peer set average based on the net total expense ratio.

140	Nuveen Investments

The Independent Board Members noted that the Investment Quality Fund, the Premier Municipal Income Fund, the Quality Income Fund and the Select Quality Fund had net management fees slightly higher or higher than their respective peer averages, but a net expense ratio below or in line with their respective peer averages. The Board further observed that although the High Income Opportunity Fund and the High Income Opportunity Fund 2 each had a net expense ratio higher than its respective peer average, the net management fee of the High Income Opportunity Fund was lower than that of its peer average, while the net management fee of the High Income Opportunity Fund 2 was higher than that of its peer average. In addition, the Board recognized, among other things, that various factors contributed to the higher expense ratios of the High Income Opportunity Fund and the High Income Opportunity Fund 2 compared to their peer averages, including the expiration of a fee waiver for the High Income Opportunity Fund, increases in certain workout legal fees for both of these Funds, and certain limitations with the configuration of the peer set for both of these Funds.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Independent Board Members further reviewed information regarding the nature of services and range of fees offered by the Advisor to other clients, including municipal separately managed accounts and passively managed exchange traded funds (ETFs) sub-advised by the Advisor. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

In considering the fees of the Sub-Advisor, the Independent Board Members also considered the pricing schedule or fees that the Sub-Advisor charges for similar investment management services for other Nuveen funds, funds of other sponsors (if any), and other clients (such as retail and/or institutional managed accounts).

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3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two calendar years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2011. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they have an Independent Board Member serve as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with comparable assets under management (based on asset size and asset composition).

In reviewing profitability, the Independent Board Members recognized the Advisor’s continued investment in its business to enhance its services, including capital improvements to investment technology, updated compliance systems, and additional personnel in compliance, risk management, and product development as well as its ability to allocate resources to various areas of the Advisor as the need arises. In addition, in evaluating profitability, the Independent Board Members also recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business. Based on their review, the Independent Board Members concluded that the Advisor’s level of profitability for its advisory activities was reasonable in light of the services provided.

With respect to sub-advisers affiliated with Nuveen, including the Sub-Advisor, the Independent Board Members reviewed the sub-adviser’s revenues, expenses and profitability margins (pre- and post-tax) for its advisory activities and the methodology used for allocating expenses among the internal sub-advisers. Based on their review, the Independent Board Members were satisfied that the Sub-Advisor’s level of profitability was reasonable in light of the services provided.

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In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase. Further, the Independent Board Members noted that although closed-end funds may from time-to-time make additional share offerings, the growth of their assets will occur primarily through the appreciation of such funds’ investment portfolio.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. In addition, with the acquisition of the funds previously advised by FAF Advisors, Inc., the Board noted that a portion of such funds’ assets at the time of acquisition were deemed eligible to be included in the complex-wide fee calculation in order to deliver fee savings to shareholders in the combined complex and such funds were subject to differing complex-level fee rates.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

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E. Indirect Benefits
In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered any revenues received by affiliates of the Advisor for serving as co-manager in initial public offerings of new closed-end funds as well as revenues received in connection with secondary offerings.

In addition to the above, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Funds and other clients. The Independent Board Members recognized that each Fund Adviser has the authority to pay a higher commission in return for brokerage and research services if it determines in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided and may benefit from such soft dollar arrangements. Similarly, the Board recognized that the research received pursuant to soft dollar arrangements by a Fund Adviser may also benefit a Fund and shareholders to the extent the research enhances the ability of the Fund Adviser to manage the Fund. The Independent Board Members noted that the Fund Advisers’ profitability may be somewhat lower if they did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations
The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Advisory Agreement are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

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Board Members & Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the board members of the Funds. The number of board members of the Funds is currently set at ten. None of the board members who are not “interested” persons of the Funds (referred to herein as “independent board members”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

Name, Birthdate & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members:

■	ROBERT P. BREMNER 8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Board Member	1996 Class III	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	217

■	JACK B. EVANS 10/22/48 333 W. Wacker Drive Chicago, IL 60606	Board Member	1999 Class III	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; member of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	217

■	WILLIAM C. HUNTER 3/6/48 333 W. Wacker Drive Chicago, IL 60606	Board Member	2004 Class I
Dean Emeritus (since June 30, 2012), formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and President (since July 2012) Beta Gamma Sigma, Inc., The International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.
					217

■	DAVID J. KUNDERT 10/28/42 333 W. Wacker Drive Chicago, IL 60606	Board Member	2005 Class II	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation.	217

■	WILLIAM J. SCHNEIDER 9/24/44 333 W. Wacker Drive Chicago, IL 60606	Board Member	1996 Class III	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; member, University of Dayton Business School Advisory Council;member, Mid-America Health System Board; formerly, member and chair, Dayton Philharmonic Orchestra Association; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank.	217

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Board Members & Officers (Unaudited) (continued)

	Name, Birthdate & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members:

■	JUDITH M. STOCKDALE 12/29/47 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class I	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	217

■	CAROLE E. STONE 6/28/47 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007 Class I	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	217

■	VIRGINIA L. STRINGER 8/16/44 333 W. Wacker Drive Chicago, IL 60606	Board Member	2011 Class I	Board Member, Mutual Fund Directors Forum; former governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	217

■	TERENCE J. TOTH 9/29/59 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II
Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital (since 2008); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and a member of its investment committee; formerly,Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).
					217

Interested Board Member:

■	JOHN P. AMBOIAN(2) 6/14/61 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II	Chief Executive Officer and Chairman (since 2007) and Director (since 1999) of Nuveen Investments, Inc., formerly, President (1999-2007); Chief Executive Officer (since 2007) of Nuveen Investments Advisers, Inc.; Director (since 1998) formerly, Chief Executive Officer (2007-2010) of Nuveen Fund Advisors, Inc.	217

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	Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:

■	GIFFORD R. ZIMMERMAN 9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988
Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary, of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006), and of Winslow Capital Management, LLC, (since 2010); Chief Administrative Officer and Chief Compliance Officer (since 2006) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.
					217

■	WILLIAM ADAMS IV 6/9/55 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Senior Executive Vice President, Global Structured Products (since 2010), formerly, Executive Vice President (1999-2010) of Nuveen Securities, LLC; Co-President of Nuveen Fund Advisors, Inc. (since 2011); President (since 2011), formerly, Managing Director (2010-2011) of Nuveen Commodities Asset Management, LLC.	117

■	CEDRIC H. ANTOSIEWICZ 1/11/62 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Managing Director of Nuveen Securities, LLC.	117

■	MARGO L. COOK 4/11/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, Inc. (since 2011); Managing Director-Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011), previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	217

■	LORNA C. FERGUSON 10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, Inc. and Nuveen Securities, LLC (since 2004).	217

■	STEPHEN D. FOY 5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (since 2010), formerly, Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Vice President of Nuveen Fund Advisors, Inc.; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.	217

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Board Members & Officers (Unaudited) (continued)

	Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:

■	SCOTT S. GRACE 8/20/70 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009
Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, Inc., Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.
					217

■	WALTER M. KELLY 2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) and Assistant Secretary (since 2003) of Nuveen Fund Advisors, Inc.; Senior Vice President (since 2008) of Nuveen Investment Holdings, Inc.; formerly, Senior Vice President (2008-2011) of Nuveen Securities, LLC.	217

■	TINA M. LAZAR 8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, Inc.	217

■	KEVIN J. MCCARTHY 3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007
Managing Director and Assistant Secretary (since 2008), formerly, Vice President (2007-2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel(since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, Inc. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).
					217

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	Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:

■	KATHLEEN L. PRUDHOMME 3/30/53 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	217

(1)
For High Income Opportunity (NMZ) and High Income Opportunity 2 (NMD), the Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. For Investment Quality (NQM), Select Quality (NQS), Quality Income (NQU) and Premier Income (NPF), the Board Members serve a one year term to serve until the next annual meeting or until their successors shall have been duly elected and qualified. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(3)
Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Nuveen Investments	149

Reinvest Automatically,
Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may

150	Nuveen Investments

exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Nuveen Investments	151

Glossary of Terms
Used in this Report

■
Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed,” with current holders receiving a formula-based interest rate until the next scheduled auction.

■
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■
Average Effective Maturity: The market-value-weighted average of the effective maturity dates of the individual securities including cash. In the case of a bond that has been advance-refunded to a call date, the effective maturity is the date on which the bond is scheduled to be redeemed using the proceeds of an escrow account. In most other cases the effective maturity is the stated maturity date of the security.

■
Effective Leverage: Effective leverage is a Fund’s effective economic leverage, and includes both regulatory leverage (see Leverage) and the leverage effects of certain derivative investments in the Fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.

■
Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

■
Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s

152	Nuveen Investments

value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

■	Leverage: Using borrowed money to invest in securities or other assets, seeking to increase the return of an investment or portfolio.

■
Leverage-Adjusted Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond Fund’s value to changes when market interest rates change. Generally, the longer a bond’s or Fund’s duration, the more the price of the bond or Fund will change as interest rates change. Leverage-adjusted duration takes into account the leveraging process for a Fund and therefore is longer than the duration of the Fund’s portfolio of bonds.

■
Lipper General & Insured Leveraged Municipal Debt Funds Classification Average: Calculated using the returns of all closed-end funds in this category. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

■
Lipper High-Yield Municipal Debt Funds Classification Average: Calculated using the returns of all closed-end funds in this category. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

■	Market Yield (also known as Dividend Yield or Current Yield): An investment’s current annualized dividend divided by its current market price.

■	Net Asset Value (NAV): The net market value of all securities held in a portfolio.

■
Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a Fund, the NAV is calculated daily by taking the Fund’s total assets (securities, cash, and accrued earnings), subtracting the Fund’s liabilities, and dividing by the number of shares outstanding.

■
Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.

■
Regulatory Leverage: Regulatory Leverage consists of preferred shares issued by or borrowings of a Fund. Both of these are part of a Fund’s capital structure. Regulatory leverage is sometimes referred to as “‘40 Act Leverage” and is subject to asset coverage limits set in the Investment Company Act of 1940.

■
S&P Municipal Bond High Yield Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. high yield municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Nuveen Investments	153

Glossary of Terms
Used in this Report  (continued)

■
S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■	Taxable-Equivalent Yield: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.

■
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

154	Nuveen Investments

Additional Fund Information

Board of
Directors/Trustees
John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Virginia L. Stringer
Terence J. Toth

Fund Manager
Nuveen Fund Advisors, Inc.
333 West Wacker Drive
Chicago, IL 60606

Custodian
State Street Bank
& Trust Company
Boston, MA

Transfer Agent and Shareholder Services
State Street Bank & Trust
Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Legal Counsel
Chapman and Cutler LLP
Chicago, IL

Independent Registered
Public Accounting Firm
Ernst & Young LLP
Chicago, IL

Quarterly Portfolio of Investments and Proxy Voting Information

You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public References Section at 100 F Street NE, Washington, D.C. 20549.

CEO Certification Disclosure

Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Information

Each Fund intends to repurchase shares of its own common stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Funds repurchased shares of their common stock as shown in the accompanying table.

Common Shares
Fund	Repurchased
NQM	—
NQS	—
NQU	—
NPF	—
NMZ	—
NMD	—

Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments	155

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates—Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management and Gresham Investment Management. In total, Nuveen Investments managed $220 billion as of September 30, 2012.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by
Nuveen Securities, LLC
333 West Wacker Drive
Chicago, IL 60606
www.nuveen.com

EAN-C-1012D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Shareholder. (To view the code, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert is Carole E. Stone, who is “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State's operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State's bond-related disclosure documents and certifying that they fairly presented the State's financial position; reviewing audits of various State and local agencies and programs; and coordinating the State's system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director.  Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone's position on the boards of these entities and as a member of both CBOE Holdings' Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Nuveen Municipal High Income Opportunity Fund 2

The following tables show the amount of fees that Ernst & Young LLP, the Fund's auditor, billed to the Fund during the Fund's last two full fiscal years. For engagements with Ernst & Young LLP the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund 1	Billed to Fund 2	Billed to Fund 3	Billed to Fund 4
October 31, 2012	$21,200	$18,000	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

October 31, 2011	$18,200	$15,000	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

1 "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.
2 "Audit-Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under "Audit Fees". These fees include leverage offerings as well as comfort letters for seed and shelf offerings.
3 "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; and capital gain, tax equalization and taxable basis calculations performed by the principal accountant.
4 "All Other Fees" are the aggregate fees billed for products and services other than "Audit Fees", "Audit-Related Fees" and "Tax Fees". These fees represent all "Agreed-Upon Procedures" engagements pertaining to preferred stock, commercial paper and registration statements.

SERVICES THAT THE FUND'S AUDITOR BILLED TO THE ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser” or “NFA”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.

Fiscal Year Ended	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser	Adviser and	Billed to Adviser
	and Affiliated Fund	Affiliated Fund	and Affiliated Fund
	Service Providers	Service Providers	Service Providers
October 31, 2012	$0	$0	$0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception
October 31, 2011	$0	$0	$0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception

NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund's last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund's operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP's independence.

Fiscal Year Ended		Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
	Billed to Fund	reporting of the Fund)	engagements)	Total
October 31, 2012	$ 0	$ 0	$ 0	$ 0
October 31, 2011	$ 0	$ 0	$ 0	$ 0

"Non-Audit Fees billed to Fund" for both fiscal year ends represent "Tax Fees" and "All Other Fees" billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountants and (ii) all audit and non-audit services to be performed by the Fund's independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant's Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Terence J. Toth, William J. Schneider, Carole E. Stone and David J. Kundert.

ITEM 6. SCHEDULE OF INVESTMENTS.

a) See Portfolio of Investments in Item 1.

b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC, formerly known as Nuveen Fund Advisors, Inc., is the registrant’s investment adviser (also referred to as the “Adviser”). The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser's policy and procedures. The Adviser periodically monitors the Sub-Adviser's voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC, formerly known as Nuveen Fund Advisors, Inc., is the registrant’s investment adviser (also referred to as the “Adviser”).  The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services.  The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services.  The following section provides information on the portfolio manager at the Sub-Adviser:

The Portfolio Manager

The following individual has primary responsibility for the day-to-day implementation of the registrant’s investment strategies:

Name	Fund
John V. Miller	Nuveen Municipal High Income Opportunity Fund 2

Other Accounts Managed. In addition to managing the registrant, the portfolio managers are also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*
John V. Miller	Registered Investment Company	8	$13.121 billion
	Other Pooled Investment Vehicles	6	$475 million
	Other Accounts	12	$3.3 million
*	Assets are as of October 31, 2012. None of the assets in these accounts are subject to an advisory fee based on performance.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Item 8(a)(3).	FUND MANAGER COMPENSATION

Portfolio manager compensation consists primarily of base pay, an annual cash bonus and long term incentive payments.

Base pay. Base pay is determined based upon an analysis of the portfolio manager’s general performance, experience, and market levels of base pay for such position.

Annual cash bonus.  The Fund’s portfolio managers are eligible for an annual cash bonus based on investment performance, qualitative evaluation and financial performance of Nuveen Asset Management.

A portion of each portfolio manager’s annual cash bonus is based on the Fund’s investment performance, generally measured over the past one- and three or five-year periods unless the portfolio manager’s tenure is shorter. Investment performance for the Fund generally is determined by evaluating the Fund’s performance relative to its benchmark(s) and/or Lipper industry peer group.

A portion of the cash bonus is based on a qualitative evaluation made by each portfolio manager’s supervisor taking into consideration a number of factors, including the portfolio manager’s team collaboration, expense management, support of personnel responsible for asset growth, and his or her compliance with Nuveen Asset Management’s policies and procedures.

The final factor influencing a portfolio manager’s cash bonus is the financial performance of Nuveen Asset Management based on its operating earnings.

Long-term incentive compensation. Certain key employees of Nuveen Investments and its affiliates, including certain portfolio managers, have received equity interests in the parent company of Nuveen Investments. In addition, certain key employees of Nuveen Asset Management, including certain portfolio managers, have received profits interests in Nuveen Asset Management which entitle their holders to participate in the firm’s growth over time.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

Beneficial Ownership of Securities.  As of October 31, 2012, the portfolio manager beneficially owned the following dollar range of equity securities issued by the Fund and other Nuveen Funds managed by Nuveen Asset Management’s municipal investment team.

Name of Portfolio Manager	Fund	Dollar range of equity securities beneficially owned in Fund	Dollar range of equity securities beneficially owned in the remainder of Nuveen funds managed by Nuveen Asset Management’s municipal investment team
John V. Miller	Nuveen Municipal High Income Opportunity Fund 2	$50,001-$100,000	$100,001-$500,000

PORTFOLIO MANAGER BIOGRAPHIES:

John V. Miller, CFA, joined Nuveen's investment management team as a credit analyst in 1996, with three prior years of experience in the municipal market with a private account management firm. He has a BA in Economics and Political Science from Duke University, and an MA in Economics from Northwestern University and an MBA with honors in Finance from the University of Chicago. He has been responsible for analysis of high yield credits in the utility, solid waste and energy related sectors. He is a Managing Director and Co-Head of Fixed Income of Nuveen Asset Management. He manages investments for nine Nuveen-sponsored investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant's website at www.nuveen.com/CEF/Shareholder and there were no amendments during the period covered by this report. (To view the code, click on Fund Governance and then Code of Conduct.)

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Municipal High Income Opportunity Fund 2

By (Signature and Title) /s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: January 7, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: January 7, 2013

By (Signature and Title) /s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: January 7, 2013